                                                   Registration Nos. 333-102299
                                                                      811-06366

      As filed With the Securities and Exchange Commission on May 3, 2010


                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [X]

   Pre-effective Amendment No.       [ ]

   Post-Effective Amendment No.      [11]

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [X]

   Amendment No.       [ 24 ]

        AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT VUL-2
                          (Exact Name of Registrant)

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             2727-A Allen Parkway
                           Houston, Texas 77019-2191
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                                (713) 831-8470
              (Depositor's Telephone Number, Including Area Code)

                        AMERICAN HOME ASSURANCE COMPANY
                              (Name of Guarantor)

                        175 Water Street, 18/th/ Floor
                           New York, New York 10038
                                (212) 770-7000
              (Guarantor's Telephone Number, Including Area Code)

                             Lauren W. Jones, Esq.
                                 Chief Counsel
                     American General Life Companies, LLC
                           2929 Allen Parkway, AT-30
                             Houston, Texas 77019
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box)

   [_]  immediately upon filing pursuant to paragraph (b)

   [X]  on May 3, 2010 pursuant to paragraph (b)

   [_]  60 days after filing pursuant to paragraph (a)(1)

   [_]  don (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

   [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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EQUIBUILDER(TM) III                      .   Fidelity(R) VIP Growth Portfolio -
                                             Initial Class
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE .   Fidelity(R) VIP High Income
INSURANCE POLICIES issued by                 Portfolio - Initial Class
American General Life Insurance Company  .   Fidelity(R) VIP Index 500 Portfolio
through its Separate Account VUL-2           - Initial Class
                                         .   Fidelity(R) VIP Investment Grade
        THIS PROSPECTUS IS DATED             Bond Portfolio - Initial Class
               MAY 3, 2010               .   Fidelity(R) VIP Money Market
                                             Portfolio - Initial Class
This prospectus describes EquiBuilder    .   Fidelity(R) VIP Overseas Portfolio
III flexible premium variable universal      - Initial Class
life insurance policies (the "Policy" or .   MFS(R) VIT Core Equity Series -
"Policies") issued by American General       Initial Class
Life Insurance Company ("AGL").          .   MFS(R) VIT Growth Series - Initial
EquiBuilder III Policies are designed to     Class
provide life insurance coverage with     .   MFS(R) VIT Investors Trust Series -
flexibility in death benefits, premium       Initial Class
payments and investment choices. We use  .   MFS(R) VIT Research Series -
"you" and "your" to refer to an              Initial Class
EquiBuilder III Policy Owner. AGL no     .   MFS(R) VIT Total Return Series -
longer sells EquiBuilder III Policies.       Initial Class
                                         .   MFS(R) VIT Utilities Series -
We deposit your net premium in your          Initial Class
Policy Account. You may allocate amounts
to our Guaranteed Interest Division      Each of these Funds is available
(which is part of our General Account    through a variable investment division.
and pays interest at a declared rate) or
to one or more of the variable           EQUIBUILDER III POLICIES ARE NOT
investment divisions of Separate Account INSURED BY THE FDIC, THE FEDERAL
VUL-2 (the "Separate Account"), or both. RESERVE BOARD OR ANY SIMILAR AGENCY.
(For the first fifteen days after we     THEY ARE NOT A DEPOSIT OR OTHER
issue your Policy, we require premiums   OBLIGATION OF, NOR ARE THEY GUARANTEED
to be invested in the Fidelity VIP Money OR ENDORSED BY, ANY BANK OR DEPOSITORY
Market division.)                        INSTITUTION. AN INVESTMENT IN A
                                         VARIABLE UNIVERSAL LIFE INSURANCE
The variable investment divisions each   POLICY IS SUBJECT TO INVESTMENT RISKS,
purchase shares of a corresponding       INCLUDING POSSIBLE LOSS OF PRINCIPAL
portfolio of the Fidelity(R) Variable    INVESTED.
Insurance Products ("Fidelity VIP") or
the MFS(R) Variable Insurance Trust      THERE IS NO GUARANTEED CASH SURRENDER
("MFS(R) VIT") (each available portfolio VALUE FOR AMOUNTS ALLOCATED TO THE
referred to in this prospectus as, a     VARIABLE INVESTMENT DIVISIONS.
"Fund," and collectively, the "Funds").
The prospectuses of the Funds describe   IF THE CASH SURRENDER VALUE (THE CASH
the investment objectives, policies and  VALUE REDUCED BY ANY LOAN BALANCE) IS
risks of each Fund.                      INSUFFICIENT TO COVER THE CHARGES DUE
                                         UNDER THE POLICY, THE POLICY MAY
Your investment in the Funds through the TERMINATE WITHOUT VALUE.
variable investment divisions is not
guaranteed and involves varying degrees BUYING THIS POLICY MIGHT NOT BE A GOOD of risk. Net premiums and Policy Account WAY OF REPLACING YOUR EXISTING
value you direct to the Guaranteed       INSURANCE OR ADDING MORE INSURANCE IF
Interest Division earns interest at a    YOU ALREADY OWN A FLEXIBLE PREMIUM
rate guaranteed by us.                   VARIABLE UNIVERSAL LIFE INSURANCE
                                         POLICY. YOU MAY WISH TO CONSULT WITH
You should read the prospectuses of the  YOUR INSURANCE REPRESENTATIVE OR
Funds underlying the variable investment FINANCIAL ADVISER.
divisions that may interest you. You can
request free copies from your AGL        NEITHER THE SEC NOR ANY STATE
representative or from our               SECURITIES COMMISSION HAS APPROVED OR
Administrative Center shown under        DISAPPROVED THESE SECURITIES OR PASSED
"Contact Information" on page 4.         UPON THE ADEQUACY OR ACCURACY OF THIS
                                         PROSPECTUS. ANY REPRESENTATION TO THE
The Funds available through this Policy  CONTRARY IS A CRIMINAL OFFENSE.
are:
                                         THE POLICIES ARE NOT AVAILABLE IN ALL
..   Fidelity(R) VIP Asset Manager(SM)    STATES. THIS PROSPECTUS DOES NOT OFFER
    Portfolio - Initial Class            THE POLICIES IN ANY JURISDICTION WHERE
..   Fidelity(R) VIP Asset Manager:       THEY CANNOT BE LAWFULLY SOLD. YOU
    Growth(R) Portfolio - Initial Class  SHOULD RELY ONLY ON THE INFORMATION
..   Fidelity(R) VIP                      CONTAINED IN THIS PROSPECTUS, OR ON
    Contrafund(R) Portfolio - Initial    SALES MATERIALS WE HAVE APPROVED OR
    Class                                THAT WE HAVE REFERRED YOU TO. WE HAVE
..   Fidelity(R) VIP Equity-Income        NOT AUTHORIZED ANYONE TO PROVIDE YOU
    Portfolio - Initial Class            WITH INFORMATION THAT IS DIFFERENT.

                                         THIS PROSPECTUS GENERALLY DESCRIBES
                                         ONLY THE VARIABLE PORTION OF THE
                                         POLICY, EXCEPT WHERE THE GUARANTEED
                                         INTEREST DIVISION IS SPECIFICALLY
                                         MENTIONED.

                                TABLE OF CONTENTS

CONTACT INFORMATION.....................................................................................................4
POLICY BENEFITS/RISKS SUMMARY...........................................................................................5
POLICY BENEFITS.........................................................................................................5
  DEATH BENEFIT.........................................................................................................5
    DEATH BENEFIT PROCEEDS..............................................................................................5
    DEATH BENEFIT OPTION A AND OPTION B.................................................................................5
        DEATH BENEFIT OPTION A..........................................................................................5
        DEATH BENEFIT OPTION B..........................................................................................5
    ACCELERATED BENEFIT SETTLEMENT OPTION RIDER.........................................................................5
  SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS...........................................................5
    SURRENDERS..........................................................................................................5
    PARTIAL SURRENDERS..................................................................................................6
    TRANSFERS...........................................................................................................6
    POLICY LOANS........................................................................................................6
  PREMIUMS..............................................................................................................6
    FLEXIBILITY OF PREMIUMS.............................................................................................6
    FREE LOOK...........................................................................................................6
  THE POLICY............................................................................................................6
    OWNERSHIP RIGHTS....................................................................................................6
    SEPARATE ACCOUNT....................................................................................................6
    GUARANTEED INTEREST DIVISION........................................................................................7
    POLICY ACCOUNT VALUE................................................................................................7
    PAYMENT OPTIONS.....................................................................................................7
    TAX BENEFITS........................................................................................................7
  SUPPLEMENTAL BENEFITS AND RIDERS......................................................................................7
POLICY RISKS............................................................................................................7
  INVESTMENT RISK.......................................................................................................7
  RISK OF LAPSE.........................................................................................................8
  TAX RISKS.............................................................................................................8
  PARTIAL SURRENDER AND SURRENDER RISKS.................................................................................8
  POLICY LOAN RISKS.....................................................................................................9
PORTFOLIO RISKS.........................................................................................................9
TABLES OF CHARGES......................................................................................................10
GENERAL INFORMATION....................................................................................................16
  AMERICAN GENERAL LIFE INSURANCE COMPANY..............................................................................16
  SEPARATE ACCOUNT VUL-2...............................................................................................16
  GUARANTEE OF INSURANCE OBLIGATIONS...................................................................................17
  COMMUNICATION WITH AGL...............................................................................................17
    ADMINISTRATIVE CENTER..............................................................................................18
    E-DELIVERY, E-SERVICE, TELEPHONE TRANSACTIONS AND WRITTEN TRANSACTIONS.............................................18
      E-DELIVERY.......................................................................................................18
      E-SERVICE........................................................................................................18
      E-SERVICE TRANSACTIONS, TELEPHONE TRANSACTIONS AND WRITTEN TRANSACTIONS..........................................18
    ONE-TIME PREMIUM PAYMENTS USING E-SERVICE..........................................................................19
    TELEPHONE TRANSACTIONS.............................................................................................19
  VARIABLE INVESTMENT DIVISIONS........................................................................................19
  VOTING RIGHTS OF A POLICY OWNER......................................................................................22
  THE GUARANTEED INTEREST DIVISION.....................................................................................23
  ILLUSTRATIONS........................................................................................................23
POLICY FEATURES........................................................................................................23
  AGE..................................................................................................................23

  DEATH BENEFITS.......................................................................................................24
  MATURITY BENEFIT.....................................................................................................25
  POLICY ISSUANCE INFORMATION..........................................................................................25
  RIGHT TO EXAMINE.....................................................................................................25
  FLEXIBLE PREMIUM PAYMENTS............................................................................................26
  PREMIUM PAYMENTS AND TRANSACTION REQUESTS IN GOOD ORDER..............................................................26
  CHANGES IN EQUIBUILDER III POLICIES..................................................................................27
  CHANGING THE FACE AMOUNT OF INSURANCE................................................................................27
  CHANGING DEATH BENEFIT OPTIONS.......................................................................................28
  WHEN FACE AMOUNT AND DEATH BENEFIT CHANGES GO INTO EFFECT............................................................29
  REPORTS TO POLICY OWNERS.............................................................................................29
  POLICY PERIODS, ANNIVERSARIES, DATES AND AGES........................................................................29
ADDITIONAL BENEFIT RIDERS..............................................................................................30
  DISABILITY WAIVER BENEFIT RIDER......................................................................................30
  ACCIDENTAL DEATH BENEFIT RIDER.......................................................................................30
  CHILDREN'S TERM INSURANCE RIDER......................................................................................30
  TERM INSURANCE ON AN ADDITIONAL INSURED PERSON RIDER.................................................................30
  ACCELERATED BENEFIT SETTLEMENT OPTION RIDER..........................................................................31
POLICY ACCOUNT TRANSACTIONS............................................................................................31
  E-DELIVERY, E-SERVICE, TELEPHONE TRANSACTIONS AND WRITTEN TRANSACTIONS...............................................31
  CHANGING PREMIUM AND DEDUCTION ALLOCATION PERCENTAGES................................................................31
  TRANSFERS OF POLICY ACCOUNT VALUE AMONG INVESTMENT DIVISIONS.........................................................31
  MARKET TIMING........................................................................................................32
  RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING OBLIGATIONS..............................................33
  TRANSFERS FROM THE GUARANTEED INTEREST DIVISION......................................................................34
  BORROWING FROM THE POLICY ACCOUNT....................................................................................34
  LOAN REQUESTS........................................................................................................34
  POLICY LOAN INTEREST.................................................................................................34
  WHEN INTEREST IS DUE.................................................................................................35
  REPAYING THE LOAN....................................................................................................35
  THE EFFECTS OF A POLICY LOAN ON THE POLICY ACCOUNT...................................................................35
  WITHDRAWING MONEY FROM THE POLICY ACCOUNT............................................................................37
  SURRENDERING THE POLICY FOR ITS NET CASH SURRENDER VALUE.............................................................38
POLICY PAYMENTS........................................................................................................38
  PAYMENT OPTIONS......................................................................................................38
    INCOME PAYMENTS FOR A FIXED PERIOD.................................................................................38
    LIFE INCOME WITH PAYMENTS GUARANTEED FOR A FIXED TERM OF YEARS.....................................................38
    PROCEEDS AT INTEREST...............................................................................................38
    FIXED AMOUNT.......................................................................................................38
  THE BENEFICIARY......................................................................................................39
  ASSIGNMENT OF A POLICY...............................................................................................39
  PAYMENT OF PROCEEDS..................................................................................................40
  DELAY REQUIRED UNDER APPLICABLE LAW..................................................................................40
ADDITIONAL RIGHTS THAT WE HAVE.........................................................................................40
VARIATIONS IN POLICY OR INVESTMENT DIVISION TERMS AND CONDITIONS.......................................................41
    POLICIES PURCHASED THROUGH "INTERNAL ROLLOVERS"....................................................................41
    STATE LAW REQUIREMENTS.............................................................................................41
    EXPENSES OR RISKS..................................................................................................41
    UNDERLYING INVESTMENTS.............................................................................................42
CHARGES UNDER THE POLICY...............................................................................................42
  TRANSACTION FEES............................................................................................ ........42
    PREMIUM EXPENSE CHARGE.............................................................................................42
    STATUTORY PREMIUM TAXES............................................................................................42
    SURRENDER CHARGE (FOR FULL SURRENDERS).............................................................................43
    SURRENDER CHARGE (FOR FACE AMOUNT DECREASES).......................................................................44

    PARTIAL SURRENDER PROCESSING FEE...................................................................................44
    FACE AMOUNT INCREASE CHARGE........................................................................................44
    TRANSFERS..........................................................................................................44
    POLICY OWNER ADDITIONAL ILLUSTRATION CHARGE........................................................................44
  PERIODIC CHARGES.....................................................................................................44
    ADMINISTRATIVE CHARGE..............................................................................................45
    COST OF INSURANCE CHARGE...........................................................................................45
    MORTALITY AND EXPENSE RISK CHARGE..................................................................................45
    FEES AND EXPENSES AND MONEY MARKET INVESTMENT DIVISION.............................................................46
    OPTIONAL RIDER CHARGES.............................................................................................46
  ANNUAL FUND EXPENSES.................................................................................................46
  ALLOCATION OF POLICY ACCOUNT CHARGES.................................................................................46
POLICY ACCOUNT VALUE...................................................................................................46
  AMOUNTS IN THE VARIABLE INVESTMENT DIVISIONS.........................................................................47
  BUSINESS DAY AND CLOSE OF BUSINESS...................................................................................47
  DETERMINATION OF THE UNIT VALUE......................................................................................47
POLICY LAPSE AND REINSTATEMENT.........................................................................................48
  LAPSE OF THE POLICY..................................................................................................48
  REINSTATEMENT OF THE POLICY..........................................................................................49
FEDERAL TAX CONSIDERATIONS.............................................................................................49
    GENERAL............................................................................................................49
  TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS.......................................................................50
  OTHER EFFECTS OF POLICY CHANGES......................................................................................50
  RIDER BENEFITS.......................................................................................................51
  TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT..............................51
  TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT..................................51
  POLICY LAPSES AND REINSTATEMENTS.....................................................................................52
  DIVERSIFICATION AND INVESTOR CONTROL.................................................................................52
  ESTATE AND GENERATION SKIPPING TAXES.................................................................................53
  LIFE INSURANCE IN SPLIT DOLLAR ARRANGEMENTS..........................................................................53
  PENSION AND PROFIT-SHARING PLANS.....................................................................................54
  OTHER EMPLOYEE BENEFIT PROGRAMS......................................................................................54
  ERISA................................................................................................................55
  OUR TAXES............................................................................................................55
  WHEN WE WITHHOLD INCOME TAXES........................................................................................55
  TAX CHANGES..........................................................................................................55
LEGAL PROCEEDINGS......................................................................................................56
FINANCIAL STATEMENTS...................................................................................................56
DEFINITIONS............................................................................................................57

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                                                   CONTACT INFORMATION
-------------------------------------------------------------------------------------------------------------------------
ADDRESSES AND TELEPHONE NUMBERS: HERE IS HOW YOU CAN CONTACT US ABOUT THE EQUIBUILDER III POLICIES.

                ADMINISTRATIVE CENTER:                     HOME OFFICE:                        PREMIUM PAYMENTS:
(EXPRESS DELIVERY)                  (U.S. MAIL)            2727-A Allen Parkway          (EXPRESS DELIVERY)
VUL Administration                  VUL Administration     Houston, Texas 77019-2191     Payment Processing Center
2727-A Allen Parkway                P.O. Box 4880          1-713-831-3443                8430 W. Bryn Mawr Avenue
Houston, Texas 77019-2191           Houston, Texas         1-800-340-2765                3rd Floor Lockbox 0777
1-713-831-3443, 1-800-340-2765      77210-4880                                           Chicago, IL 60631
(Hearing Impaired) 1-888-436-5256                                                        (U.S. MAIL)
Fax: 1-713-620-6653                                                                      Payment Processing Center
(EXCEPT PREMIUM PAYMENTS)                                                                P.O. Box 0777
                                                                                         Carol Stream, IL 60132-0777
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                          POLICY BENEFITS/RISKS SUMMARY

     This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE DEFINITIONS ON PAGE 57 OF THIS PROSPECTUS DEFINE CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

     AGL no longer sells EquiBuilder III Policies.

                                 POLICY BENEFITS

     You may currently allocate your Policy Account value among the sixteen variable investment divisions available under the Policy, each of which invests in an underlying mutual fund portfolio, a Fund, and the Guaranteed Interest Division, which credits a specified rate of interest. Your Policy Account value will vary based on the investment performance of the variable investment divisions you choose and interest credited in the Guaranteed Interest Division.

DEATH BENEFIT

..    DEATH BENEFIT PROCEEDS: We pay the death benefit (less any Policy loan and loan interest and any overdue charges) to the beneficiary when the Insured Person dies. We will increase the death benefit by the amount of any additional insurance provided by the applicable optional benefit rider(s).

..    DEATH BENEFIT OPTION A AND OPTION B: You may choose between two death benefit options under the Policy. After the first Policy year, you may change death benefit options and the Face Amount (which is the amount of insurance you select) while the Policy is in force. We calculate the amount available under each death benefit option monthly and as of the Insured Person's date of death.

          . DEATH BENEFIT OPTION A is equal to the greater of: (1) the Face Amount; or (2) the "required minimum death benefit", which is the Policy Account value multiplied by a specified percentage set forth in the Policy.

          . DEATH BENEFIT OPTION B is equal to the greater of: (1) the Face Amount plus the Policy Account value; or (2) the required minimum death benefit.

..    ACCELERATED BENEFIT SETTLEMENT OPTION RIDER: Under the Accelerated Benefit
     Settlement Option Rider, you may receive accelerated payment of part of your death benefit if the Insured Person develops a terminal illness or is confined to a nursing care facility. We will deduct a processing charge from the accelerated death benefit at the time it is paid.

     Federal tax law may require us to increase payment under either of the above death benefit options. See "Death Benefits" on page 24.

SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS

..    SURRENDERS: At any time while the Policy is in force, you may make a written request (by submitting our surrender form to us) to surrender your Policy and receive the net cash surrender value. The net cash surrender value is the cash surrender value less any outstanding loan and loan interest due. A surrender may have adverse tax consequences.

..    PARTIAL SURRENDERS: After the first Policy year, you may make a written request to withdraw part of the net cash surrender value. Partial surrenders may have adverse tax consequences. Partial surrenders are also subject to any surrender charge or fee that then applies.

..    TRANSFERS: Within certain limits, you may make transfers among the variable investment divisions and the Guaranteed Interest Division. You may make up to four transfers of Policy Account value among the variable investment divisions in each Policy year without charge. We may assess a $25 charge for each transfer after the fourth transfer in a Policy year. Our current practice, however, is to assess the $25 charge for each transfer after the twelfth transfer in a Policy year. There are special limits on transfers involving the Guaranteed Interest Division.

..    POLICY LOANS: You may take a loan (minimum $500) from your Policy at any time. The maximum loan amount you may take is 90% of the cash surrender value of the Policy on the business day we receive your request for a loan. We charge you a maximum annual interest rate on your loan equal to the greater of 5 1/2% or the Monthly Average Corporate yield published by Moody's Investor Services, Inc. as described under "Policy Account Transactions - Policy Loan Interest," on page 34. We credit interest on loaned amounts; we guarantee that the annual earned interest rate will not be lower than 4 1/2%. After the tenth Policy year, you may take a Preferred Loan from your Policy. Loans may have adverse tax consequences.

PREMIUMS

..    FLEXIBILITY OF PREMIUMS: After you pay the initial premium, you can pay subsequent premiums at any time (prior to the Policy maturity) and in any amount (but not less than $100). You can select a premium payment plan to pay planned periodic premiums monthly, quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. You may also choose to have premiums automatically deducted from your bank account or other source under our automatic payment plan. Under certain circumstances, we may limit the amount of a premium payment or reject a premium payment.

..    FREE LOOK: When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund. We will refund an amount equal to the greater of: (1) the premiums paid; or (2) the Policy Account value plus any amount deducted from premiums prior to allocation to the Policy Account. The free look period generally expires upon the later of: (1) 10 days after you receive the Policy; or (2) 45 days after you signed Part I of the application. This period will be longer if required by state law.

THE POLICY

..    OWNERSHIP RIGHTS: While the Insured Person is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy.

..    SEPARATE ACCOUNT: You may direct the money in your Policy to any of the variable investment divisions of the Separate Account. Each variable investment division invests exclusively in one of the Funds listed on the cover of this prospectus. The value of your investment division depends on the investment results of the related Fund. We do not guarantee any minimum cash value for amounts allocated to the variable investment divisions. If the Fund investments go down, the value of a Policy can decline.

..    GUARANTEED INTEREST DIVISION: You may place money in the Guaranteed
     Interest Division where it earns interest at the rate of 4 1/2% annually. We may declare higher rates of interest, but are not obligated to do so.

..    POLICY ACCOUNT VALUE: Policy Account value is the sum of your amounts in the variable investment divisions and the Guaranteed Interest Division. Policy Account value varies from day to day, depending on the investment performance of the variable investment divisions you choose, interest we credit to the Guaranteed Interest Division, charges we deduct, and any other transactions (e.g., transfers, partial surrenders and loans). We do not guarantee a minimum Policy Account value.

..    PAYMENT OPTIONS: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available on request from our Administrative Center shown under "Contact Information" on page 4. Also see "Payment Options" on page 38.

..    TAX BENEFITS: The Policy is designed to afford the tax treatment normally accorded life insurance policies under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the beneficiary. In addition, this means that under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made tax free. Under a qualifying life insurance policy that is not a modified endowment contract ("MEC"), the proceeds from Policy loans would not be taxed. If the Policy is not a MEC, distributions after the 15th Policy year generally will be treated first as a return of basis or investment in the Policy and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

SUPPLEMENTAL BENEFITS AND RIDERS

     You may be eligible to add an additional rider benefit to your policy. We offer several riders that provide supplemental benefits under the Policy, such as the Accidental Death Benefit Rider, which provides an additional death benefit payable if the Insured Person dies from bodily injury that results from an accident. We generally deduct any monthly charges for these riders from Policy Account value as part of the monthly deduction. Eligibility for and changes in these benefits are subject to our rules and procedures as well as Internal Revenue Service ("IRS") guidance and rules that pertain to the Code's definition of life insurance as in effect from time to time. Your insurance representative can help you determine whether any of these riders are suitable for you. Not all riders are available in all states. Please contact us for further details.

                                  POLICY RISKS

INVESTMENT RISK

     The Policy is not suitable as a short-term investment. We designed the Policy to meet long-term financial goals. In the Policy's early years, if the total charges exceed total premiums paid or if your investment choices perform poorly, your Policy may not have any cash surrender value. The surrender charge is large enough in the Policy's early years so that if you fully surrender your Policy you may receive no cash surrender value. If you take multiple partial surrenders, your accumulation value may not cover required charges and your Policy would lapse.

     If you invest your Policy Account value in one or more variable investment divisions, then you will be subject to the risk that investment performance will be unfavorable. You will also be subject to the risk that the Policy Account value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment divisions you choose may be less favorable than that of other variable investment divisions, and in order to keep the Policy in force may be required to pay more premiums than originally planned. WE DO NOT GUARANTEE A MINIMUM POLICY ACCOUNT VALUE.

     If you allocate net premiums to the Guaranteed Interest Division, then we credit your Policy Account value (in the Guaranteed Interest Division) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4 1/2 %.

RISK OF LAPSE

     If your net cash surrender value is not enough to pay the charges deducted against Policy Account value each month, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment during the grace period. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the net cash surrender value. Your Policy will not lapse at the end of a grace period if you make a premium payment equal to at least the estimated monthly charges under the Policy for three Policy months, plus any loan interest due, before the end of the grace period. You may reinstate a lapsed Policy, subject to certain conditions.

TAX RISKS

     We anticipate that the Policy should generally qualify as a life insurance contract under federal tax law. However, due to limited guidance under federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax adviser about these consequences.

     Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2.

     See "Federal Tax Considerations" on page 49. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

PARTIAL SURRENDER AND SURRENDER RISKS

     The surrender charge under the Policy applies for the first 10 Policy years after the Register Date in the event you surrender the Policy or decrease the Face Amount. The surrender charge may be considerable. Any outstanding loan balance reduces the amount available to you upon a surrender or partial surrender. It is possible that you will receive no net cash surrender value if you surrender your Policy in the first few Policy years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy Account value in the near future. We designed the Policy to help meet long-term financial goals.

     Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse (terminate without value), because surrender charges affect the net cash surrender value which is a measure we use to determine whether your Policy will enter a grace period (and possibly lapse). See "Risk of Lapse," on page 8.

     A surrender or partial surrender may have adverse tax consequences.

POLICY LOAN RISKS

     A Policy loan, whether or not repaid, will affect Policy Account value over time because we subtract the amount of the loan from the variable investment divisions and/or Guaranteed Interest Division as collateral, and this loan collateral does not participate in the investment performance of the variable investment divisions or receive any excess interest credited to the Guaranteed Interest Division.

     We reduce the amount we pay on the Insured Person's death by the amount of any Policy loan and your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduce the cash surrender value to zero.

     If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not been previously taxed, is treated as a distribution from the Policy and may be subject to federal income tax.

                                 PORTFOLIO RISKS

     A discussion of the risks of each Fund may be found in its prospectus. Please refer to the Funds' prospectuses for more information. You may request a copy of any or all of the Fund prospectuses by contacting us at the Administrative Center shown under "Contact Information" on page 4.

     There is no assurance that any of the Funds will achieve its stated investment objective.

                                TABLES OF CHARGES

     The following tables describe the fees and expenses that are payable, when buying, owning and surrendering a Policy. No Policy Owner will be charged more than the amount we show under the "Maximum Guaranteed Charge" columns.

     The first tables describe the fees and expenses that are payable at the time that you (1) buy a Policy, (2) surrender a Policy during the first ten Policy years, (3) change a Policy's Face Amount, or (4) transfer Policy Account value between investment divisions.

--------------------------------------------------------------------------------------------------------------------------
                                                     TRANSACTION FEES
--------------------------------------------------------------------------------------------------------------------------
CHARGE                       WHEN CHARGE IS DEDUCTED     MAXIMUM GUARANTEED CHARGE          CURRENT CHARGE
--------------------------------------------------------------------------------------------------------------------------
PREMIUM EXPENSE CHARGE       Upon receipt of each        5% of each premium payment         5% of each premium payment up
                             premium payment             up to the Target Premium for a     to the Target Premium for a
                                                         Policy year/1/                     Policy year/1/
--------------------------------------------------------------------------------------------------------------------------
STATUTORY PREMIUM TAXES/2/   Upon receipt of each        3.5% of each premium payment       3.5% of each premium payment
                             premium payment
--------------------------------------------------------------------------------------------------------------------------
SURRENDER CHARGE/3/          Upon a full surrender or    During Policy years 1-10, 50% of   Capped at a total limit of
                             lapse in the first 10       one Target Premium, with the       50% of one Target Premium,
                             Policy years.               maximum surrender charge           but calculated as follows:
                                                         decreasing 20% annually
                             Also, in the event of a     following the 6th Policy year      .  25% of premiums paid
                             decrease in Face Amount                                           during the first Policy
                             before the end of the                                             year up to one Target
                             10th Policy year, we                                              Premium; and
                             deduct a charge that is a
                             portion of the surrender                                       .  9.0% of additional
                             charge.                                                           premiums paid in Policy
                                                                                               years 1 - 10, less any
                                                                                               surrender charge
                                                                                               previously deducted for a
                                                                                               decrease in Face Amount
--------------------------------------------------------------------------------------------------------------------------

---------------

     /1/ The Target Premium is a hypothetical annual premium which is based on the age, sex and risk class of the Insured Person, the initial Face Amount of the Policy and the types and amounts of any additional benefits included in the Policy. The Target Premium for your Policy is shown on the Policy Information page of the Policy.

     /2/ Statutory premium tax rates vary by state. For example, the highest premium tax rate, 3.5%, is in the state of Nevada, while the lowest premium tax rate, 0.50%, is in the state of Illinois. Certain local jurisdictions may assess additional premium taxes.

     /3/ We assess a surrender charge only during the first 10 Policy years.

--------------------------------------------------------------------------------------------------------------------------
                                                     TRANSACTION FEES
--------------------------------------------------------------------------------------------------------------------------
CHARGE                       WHEN CHARGE IS DEDUCTED     MAXIMUM GUARANTEED CHARGE          CURRENT CHARGE
--------------------------------------------------------------------------------------------------------------------------
PARTIAL SURRENDER            Upon partial surrender      The lesser of $25 or 2.0% of       $10
PROCESSING FEE                                           the partial surrender amount
--------------------------------------------------------------------------------------------------------------------------
FACE AMOUNT INCREASE         Upon each Face Amount       $1.50 for each $1,000 of Face      $1.50 for each $1,000 of
CHARGE                       increase                    Amount increase, up to $300        Face Amount Increase, up to
                                                                                            $300
--------------------------------------------------------------------------------------------------------------------------
TRANSFER FEE                 Upon transfer               $25 for each transfer/1/           $25 for each transfer/2/
--------------------------------------------------------------------------------------------------------------------------
POLICY OWNER ADDITIONAL      Upon a Policy Owner's       $25 for each illustration          $0
ILLUSTRATION CHARGE          additional illustration     request after the first
                             request                     illustration request in any
                                                         Policy year
--------------------------------------------------------------------------------------------------------------------------

---------------

     /1/ At a maximum, we will charge $25 for each transfer after the fourth transfer in a Policy year.

     /2/ Currently, the first 12 transfers in a Policy year are free of charge.

The next table describes the fees and expenses that you will pay during the time that you own the Policy, not including Fund fees and expenses.

--------------------------------------------------------------------------------------------------------------------------
                                                     PERIODIC CHARGES
                                            (OTHER THAN FUND FEES AND EXPENSES)
--------------------------------------------------------------------------------------------------------------------------
CHARGE                       WHEN CHARGE IS DEDUCTED     MAXIMUM GUARANTEED CHARGE          CURRENT CHARGE
--------------------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE CHARGE        Monthly, at the             $360 (deducted as $30 per          $360 (deducted as $30 per
                             beginning of each Policy    month, during the first 12         month, during the first 12
                             month                       Policy months)                     Policy months)

                                                         $144 (deducted as $12 per          $72 (deducted as $6 per
                                                         month, after the first 12          month, after the first 12
                                                         Policy months)                     Policy months)
--------------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE
CHARGE/1/

     Maximum Charge/2/       Monthly, at the             $27.50 per $1,000 of net           $27.50 per $1,000 of net
                             beginning of each Policy    amount at risk/3/                  amount at risk
                             month
--------------------------------------------------------------------------------------------------------------------------
     Minimum Charge/4/       Monthly, at the             $0.056 per $1,000 of net           $0.052 per $1,000 of net
                             beginning of each Policy    amount at risk                     amount at risk
                             month
--------------------------------------------------------------------------------------------------------------------------
     Example Charge for      Monthly, at the             $0.22 per $1,000 of net amount     $0.11 per $1,000 of net
     the first Policy        beginning of each Policy    at risk                            amount at risk
     year - for a 38 year    month
     old male,
     non-tobacco user
     with a Face Amount
     of $200,000
--------------------------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE        Daily                       annual effective rate of 0.75%     annual effective rate of 0.75%
RISK FEE                                                 of accumulation value invested     of accumulation value invested
                                                         in variable investment             in variable investment
                                                         divisions                          divisions
--------------------------------------------------------------------------------------------------------------------------

---------------

     /1/ The Cost of Insurance Charge will vary based on the Insured Person's sex, age, risk class, Policy year and Face Amount. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. The Policy Information page of your Policy will indicate the guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Center shown under "Contact Information" on page 4 of this prospectus. Also see "Illustrations" on page 23 of this prospectus.

     /2/ The Maximum Charge for both the maximum guaranteed charge and the current charge occurs during the 12 months following the policy anniversary nearest the insured person's 94th birthday. The policy anniversary nearest the insured person's 95th birthday is the Policy's maximum maturity date. The Maximum Charge is for a male, tobacco user, age 94, with a Face Amount of $100,000.

     /3/ The net amount at risk is the difference between the current death benefit under your Policy and the amount in your Policy Account.

     /4/ The Minimum Charge for both the maximum guaranteed charge and the current charge occurs in Policy year 1. The Minimum Charge is for a female, non-tobacco user, age 11 at the Policy's date of issue, with a Face Amount of $200,000.

The next tables describe the fees and expenses that you will pay if you choose an optional benefit rider during the time that you own the Policy.

--------------------------------------------------------------------------------------------------------------------------
                                                     PERIODIC CHARGES
                                              (OPTIONAL BENEFIT RIDERS ONLY)
--------------------------------------------------------------------------------------------------------------------------
OPTIONAL BENEFIT RIDER            WHEN CHARGE IS DEDUCTED        MAXIMUM GUARANTEED CHARGE    CURRENT CHARGE
CHARGE/1/
--------------------------------------------------------------------------------------------------------------------------
ACCELERATED BENEFIT               At the time the accelerated    $200                         $200
SETTLEMENT OPTION                 death benefit is paid
--------------------------------------------------------------------------------------------------------------------------
ACCIDENTAL DEATH BENEFIT

     Maximum Charge - for a       Monthly, at the beginning of   $1.80 per $1,000 of rider    $1.80 per $1,000 of rider
     69 year old male or          each Policy month              coverage amount per month    coverage amount per month
     female, any risk class and
     any Face Amount
--------------------------------------------------------------------------------------------------------------------------
     Minimum Charge - for a 40    Monthly, at the beginning of   $0.84 per $1,000 of rider    $0.84 per $1,000 of rider
     year old male or female,     each Policy month              coverage amount per month    coverage amount per month
     any risk class and
     any Face Amount
--------------------------------------------------------------------------------------------------------------------------
     Example Charge - for a 38    Monthly, at the beginning of   $0.84 per $1,000 of rider    $0.84 per $1,000 of rider
     year old non-tobacco user,   each Policy month              coverage amount per month    coverage amount per month
     with a Face Amount of
     $200,000 for the first
     Policy year
--------------------------------------------------------------------------------------------------------------------------
CHILDREN'S TERM INSURANCE         Monthly, at the beginning of   $0.50 per $1,000 of rider    $0.50 per $1,000 of rider
                                  each Policy month              coverage amount per month    coverage amount per month
--------------------------------------------------------------------------------------------------------------------------
ADDITIONAL INSURED TERM
INSURANCE

     Maximum Charge - for a       Monthly, at the beginning of   $83.33 per $1,000 of rider   $26.11 per $1,000 of rider
     69 year old male,            each Policy month              coverage amount per month    coverage amount per month
     non-tobacco user, with a
     Face Amount of $200,000
     for the first Policy year
--------------------------------------------------------------------------------------------------------------------------
     Minimum Charge - for a 10    Monthly, at the beginning of   $0.68 per $1,000 of rider    $0.68 per $1,000 of rider
     year old female,             each Policy month              coverage amount per month    coverage amount per month
     non-tobacco user, any Face
     Amount
--------------------------------------------------------------------------------------------------------------------------
     Example Charge - for a 38    Monthly, at the beginning of   $2.58 per $1,000 of rider    $1.62 per $1,000 of rider
     year old male, non-tobacco   each Policy month              coverage amount per month    coverage amount per
     user, with a Face Amount                                                                 month
     of $200,000 for the first
     Policy year
--------------------------------------------------------------------------------------------------------------------------

---------------

     /1/ Charges for the Additional Insured Term Insurance rider varies based on the insured's sex, age, risk class and Face Amount. Charges for the Accidental Death Benefit rider vary based on the Insured Person's age. The rider charges shown in the table may not be typical of the charges you would pay. The Policy Information page of your Policy will indicate the rider charges applicable to you. More detailed information concerning the charges for the optional benefit riders is available on request from our Administrative Center, shown under "Contact Information" on page 4 of this prospectus, or from your AGL representative.

--------------------------------------------------------------------------------------------------------------------------
                                                     PERIODIC CHARGES
                                              (OPTIONAL BENEFIT RIDERS ONLY)
--------------------------------------------------------------------------------------------------------------------------
OPTIONAL BENEFIT RIDER CHARGE      WHEN CHARGE IS DEDUCTED       MAXIMUM GUARANTEED CHARGE       CURRENT CHARGE
--------------------------------------------------------------------------------------------------------------------------
DISABILITY WAIVER BENEFIT/1/

Maximum Charge - for a 59 year    Monthly, at the beginning of   44% of total monthly         22% of total monthly
old male or female, any risk      each Policy month              deduction                    deduction
class and any Face Amount
--------------------------------------------------------------------------------------------------------------------------
Minimum Charge - for a 20 year    Monthly, at the beginning of   7% of total monthly          2% of total monthly
old male any risk class and any   each Policy month              deduction                    deduction
Face Amount
--------------------------------------------------------------------------------------------------------------------------
Example Charge - for a 38 year    Monthly, at the beginning of   12% of total monthly         6.6% of total monthly
old male, any risk class, with    each Policy month              deduction                    deduction
a Face Amount of $200,000 for
the first Policy year
--------------------------------------------------------------------------------------------------------------------------

---------------

     /1/ Charges for the Disability Waiver Benefit rider varies based on the insured's sex, age, risk class and Face Amount. The rider charges shown in the table may not be typical of the charges you would pay. The Policy Information page of your Policy will indicate the rider charges applicable to you. More detailed information concerning the charges for the optional benefit riders is available on request from our Administrative Center, shown under "Contact Information" on page 4 of this prospectus, or from your AGL representative. Please consult your insurance representative or contact AGL for information about the charges for the optional benefit riders.

The next table describes the current Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2009. Current and future expenses for the Funds may be higher or lower than those shown.

--------------------------------------------------------------------------------------------------------------------------
                                               ANNUAL FUND FEES AND EXPENSES
                                     (EXPENSES THAT ARE DEDUCTED FROM THE FUND ASSETS)
--------------------------------------------------------------------------------------------------------------------------
                           CHARGE                                       MAXIMUM                         MINIMUM
--------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES FOR ALL THE FUNDS                   0.95%                           0.10%
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS INCLUDE
MANAGEMENT FEES, DISTRIBUTION (12B-1) FEES, AND OTHER
EXPENSES)/1/
--------------------------------------------------------------------------------------------------------------------------

     Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses.

---------------

     /1/ Currently 6 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2011. The impact of contractual reimbursements or fee waivers is as follows:

-----------------------------------------------------------------------------
                    CHARGE                         MAXIMUM        MINIMUM
-----------------------------------------------------------------------------
Total Annual Fund Operating Expenses for all
of the Funds After Contractual Reimbursement
or Fee Waiver                                       0.90%          0.10%
-----------------------------------------------------------------------------

                               GENERAL INFORMATION

AMERICAN GENERAL LIFE INSURANCE COMPANY

     We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL's home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. American International Group, Inc., a Delaware corporation, is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities in the United States and abroad. American General Life Companies is the marketing name for the insurance companies and affiliates comprising the domestic life operations of American International Group, Inc., including AGL. The commitments under the Policies are AGL's, and American International Group, Inc. has no legal obligation to back those commitments.

     On March 4, 2009, American International Group, Inc. issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), 100,000 shares of American International Group, Inc.'s Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock") for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to American International Group, Inc. by the Federal Reserve Bank of New York (the "FRBNY") in the form of its lending commitment (the "Credit Facility") under the Credit Agreement, dated as of September 22, 2008, between American International Group, Inc. and the FRBNY. The Stock has preferential liquidation rights over American International Group, Inc. common stock, and, to the extent permitted by law, votes with American International Group, Inc.'s common stock on all matters submitted to American International Group, Inc.'s shareholders. The Trust has approximately 79.8% of the aggregate voting power of American International Group, Inc.'s common stock and is entitled to approximately 79.8% of all dividends paid on American International Group, Inc.'s common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates. AGL is not a guarantor of the Credit Facility obligations and it has not pledged any assets to secure those obligations.

SEPARATE ACCOUNT VUL-2

     After we deduct certain amounts from each premium, we put the balance, called the "net premium," into the Policy Account established for each Policy. We credit the net premium to the Policy Account as of the date we receive it, or, if later, the Register Date. We credit the net premium to the Policy Account before deducting any charges against the Policy Account due on that date. See "Charges Under the Policy" beginning on page 42.

     We will invest the Policy Account in the Fidelity VIP Money Market division until the fifteenth day after we issue the Policy, or if that is not a business day, until the following business day. We will then allocate the Policy Account to the Guaranteed Interest Division or to one or more of the variable investment divisions, or both, according to your instructions in the Policy application. These instructions will apply to any subsequent premium until you provide us with new instructions. Premium allocation percentages may be any whole number from zero to 100, but the sum must equal 100.

     We hold the Mutual Fund shares in which any of your accumulation value is invested in Separate Account VUL-2 (the "Separate Account"). The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940 (the "1940 Act"). Prior to December 31,

2002, the Separate Account was a separate account of American Franklin, created on April 9, 1991, under Illinois law. On December 31, 2002, and in conjunction with the merger of AGL and American Franklin, the Separate Account became a separate account of AGL under Texas law.

     The Separate Account also issues interests under EquiBuilder II variable universal life insurance policies, which have policy features that are similar to those of EquiBuilder III Policies but which have a different sales charge structure. We no longer sell policies having an interest in the Separate Account.

     The assets in the Separate Account are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy Owners.

     Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of AGL's other assets.

GUARANTEE OF INSURANCE OBLIGATIONS

     Insurance obligations under all Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home"), an affiliate of AGL. Insurance obligations include, without limitation, Policy values invested in the Guaranteed Interest Division, death benefits and Policy features that provide return of premium or protection against Policy lapse. The Guarantee does not guarantee Policy value or the investment performance of the variable investment divisions available under the Policies. The Guarantee provides that Policy Owners can enforce the Guarantee directly.

     As of December 29, 2006 at 4:00 p.m. Eastern time (the "Point of Termination"), the Guarantee was terminated for prospectively issued Policies. The Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The Guarantee will continue to cover all other Policies until all insurance obligations under such Policies are satisfied in full.

     American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, 18th Floor, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc. and an affiliate of AGL.

COMMUNICATION WITH AGL

     When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

     ADMINISTRATIVE CENTER. The Administrative Center provides service to all Policy Owners. See "Contact Information" on page 4 of this prospectus. For applicants, your AGL representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. You should mail premium payments and loan repayments (or use express delivery, if you wish) directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown under "Contact Information" on page 4. You should communicate notice of the insured person's death, including any related documentation, to our Administrative Center address.

     E-DELIVERY, E-SERVICE, TELEPHONE TRANSACTIONS AND WRITTEN TRANSACTIONS. There are several different ways to request and receive Policy services.

          E-DELIVERY. Instead of receiving paper copies by mail of certain documents we are required to provide to you, including annual Policy and Fund prospectuses, you may select E-Delivery. E-Delivery allows you to receive notification by E-mail when new or updated documents are available that pertain to your Policy. You may then follow the link contained within the E-mail to view these documents on-line. Alternatively, you may choose to receive these documents via CD ROM. You may find electronically received documents easier to review and retain than paper documents. To enroll for E-Delivery, you can complete certain information at the time of your Policy application (with one required extra signature). If you prefer, you can go to www.americangeneral.com and at the same time you enroll for E-Service, enroll for E-Delivery. You do not have to enroll for E-Service to enroll for E-Delivery unless you enroll on-line. You may select or cancel E-Delivery at any time. There is no charge for E-Delivery.

          E-SERVICE. You may enroll for E-Service to have access to on-line services for your Policy. These services include transferring values among investment options and changing allocations for future premiums. You can also view Policy statements. If you have elected E-Service, you may choose to handle certain Policy requests by E-Service, in writing or by telephone. We expect to expand the list of available E-Service transactions in the future. To enroll for E-Service, go to www.americangeneral.com, click the "Create Account" link beneath the E-Service login box, and complete the on-line enrollment pages. You may select or cancel the use of E-Service at any time. There is no charge for E-Service.

          E-SERVICE TRANSACTIONS, TELEPHONE TRANSACTIONS AND WRITTEN TRANSACTIONS. Certain transaction requests currently must be made in writing. You must make the following requests in writing (unless you are permitted to make the requests by E-Service or by telephone. See "Telephone transactions" on page 19).

     .    transfer of accumulation value;*
     .    change of allocation percentages for premium payments; *
     .    change of allocation percentages for Policy deductions; *
     .    telephone transaction privileges; *
     .    loan;*
     .    full surrender;
     .    partial surrender;*
     .    premium payments;**
     .    change of beneficiary or contingent beneficiary;
     .    loan repayments or loan interest payments;**
     .    change of death benefit Option or manner of death benefit payment;

     .    change in specified amount;
     . addition or cancellation of, or other action with respect to any benefit riders;
     .    election of a payment Option for Policy proceeds; and
     .    tax withholding elections.

----------------

*    These transactions are permitted by E-Service, by telephone or in writing.

**   These transactions are permitted by E-Service or in writing.

     We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center, shown under "Contact Information" on page 4, or from your AGL representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

     ONE-TIME PREMIUM PAYMENTS USING E-SERVICE. You may use E-Service to schedule one-time premium payments for your Policy. The earliest scheduled payment date available is the next business day. For the purposes of E-Service one-time premium payments only, a business day is a day the United States Federal Reserve System ("Federal Reserve") is open. If payment scheduling is completed after 4:00 p.m. Eastern time, then the earliest scheduled payment date available is the second business day after the date the payment scheduling is completed.

     Generally, your payment will be applied to your Policy on the scheduled payment date, and it will be allocated to your chosen variable investment divisions based upon the prices set after 4:00 p.m. Eastern time on the scheduled payment date. See "Business Day and Close of Business" on page 47.

     Premium payments may not be scheduled for Federal Reserve holidays, even if the New York Stock Exchange ("NYSE") is open. If the NYSE is closed on your scheduled payment date, your payment will be allocated to your chosen variable investment divisions based upon the prices set after 4:00 p.m. Eastern time on the first day the NYSE is open following your scheduled payment date.

     TELEPHONE TRANSACTIONS. If you have a completed telephone authorization form on file with us, you may make transfers, or change the allocation of future premium payments or deduction of charges, by telephone, subject to the terms of the form. We will honor telephone instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Our current procedure is that only the owner or your AGL representative may make a transfer request by phone. We are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine. Our procedures include verification of the Policy number, the identity of the caller, both the insured person's and owner's names, and a form of personal identification from the caller. We will promptly mail a written confirmation of the transaction. If (a) many people seek to make telephone requests at or about the same time, or (b) our recording equipment malfunctions, it may be impossible for you to make a telephone request at the time you wish. You should submit a written request if you cannot make a telephone request. Also, if due to malfunction or other circumstances your telephone request is incomplete or not fully comprehensible, we will not process the transaction. The phone number for telephone requests is 1-800-340-2765.

VARIABLE INVESTMENT DIVISIONS

     We divided the Separate Account into variable investment divisions, each of which invests in shares of a corresponding Fund of Fidelity VIP and MFS(R) VIT. One or more of the Funds may sell its shares to other funds. Currently, you may invest premium payments in variable investment divisions investing in the following Funds.

--------------------------------------------------------------------------------------------------------------------------
                     SERIES                           FUND DESCRIPTIONS                    INVESTMENT ADVISER
                                                                                      (SUB-ADVISER, IF APPLICABLE)
--------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Asset Manager(SM) - Initial       High total return with     Fidelity Management & Research Company
Class                                             reduced risk               ("FMR") (FMR Co., Inc.)
                                                                             (Fidelity International Investment Advisors)
                                                                             (Fidelity International Investment Advisors
                                                                             (U.K.) Limited)
                                                                             (Fidelity Investments Japan Limited)
                                                                             (Fidelity Investments Money Management, Inc.)
                                                                             (Fidelity Management & Research (U.K.) Inc.)
                                                                             (Fidelity Research & Analysis Company)
--------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Asset Manager: Growth(R)-         Maximize total return      FMR (FMR Co., Inc.)
Initial Class                                                                (Fidelity International Investment Advisors)
                                                                             (Fidelity International Investment Advisors
                                                                             (U.K.) Limited)
                                                                             (Fidelity Investments Japan Limited)
                                                                             (Fidelity Investments Money Management, Inc.)
                                                                             (Fidelity Management & Research (U.K.) Inc.)
                                                                             (Fidelity Research & Analysis Company)
--------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R)- Initial Class      Long-term capital          FMR (FMR Co., Inc.)
                                                  appreciation               (Fidelity International Investment Advisors)
                                                                             (Fidelity International Investment Advisors
                                                                             (U.K.) Limited)
                                                                             (Fidelity Investments Japan Limited)
                                                                             (Fidelity Management & Research (U.K.) Inc.)
                                                                             (Fidelity Research & Analysis Company)
--------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Equity-Income - Initial Class     Reasonable income and      FMR (FMR Co., Inc.)
                                                  potential capital          (Fidelity International Investment Advisors)
                                                  appreciation               (Fidelity International Investment Advisors
                                                                             (U.K.) Limited)
                                                                             (Fidelity Investments Japan Limited)
                                                                             (Fidelity Management & Research (U.K.) Inc.)
                                                                             (Fidelity Research & Analysis Company)
--------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth - Initial Class            Capital appreciation       FMR (FMR Co., Inc.)
                                                                             (Fidelity International Investment Advisors)
                                                                             (Fidelity International Investment Advisors
                                                                             (U.K.) Limited)
                                                                             (Fidelity Investments Japan Limited)
                                                                             (Fidelity Management & Research (U.K.) Inc.)
                                                                             (Fidelity Research & Analysis Company)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                     SERIES                           FUND DESCRIPTIONS                    INVESTMENT ADVISER
                                                                                      (SUB-ADVISER, IF APPLICABLE)
--------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP High Income - Initial Class       High level of current      FMR (FMR Co., Inc.)
                                                  income and,                (Fidelity International Investment Advisors)
                                                  secondarily, growth of     (Fidelity International Investment Advisors
                                                  capital                    (U.K.) Limited)
                                                                             (Fidelity Investments Japan Limited)
                                                                             (Fidelity Research & Analysis Company)
--------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Index 500 - Initial Class         Total return of common     FMR (FMR Co., Inc.)
                                                  stocks publicly traded     (Geode Capital Management, LLC)
                                                  in the United States,
                                                  as represented by the
                                                  Standard & Poor's
                                                  500(SM) Index
--------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Investment Grade Bond - Initial   High level of current      FMR (Fidelity International Investment
Class                                             income, preservation of    Advisors)
                                                  capital                    (Fidelity International Investment Advisors
                                                                             (U.K.) Limited)
                                                                             (Fidelity Investments Money Management, Inc.)
                                                                             (Fidelity Research & Analysis Company)
--------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Money Market - Initial Class      High level of current      FMR (Fidelity International Investment
                                                  income, preservation of    Advisors)
                                                  capital and liquidity      (Fidelity International Investment Advisors
                                                                             (U.K.) Limited)
                                                                             (Fidelity Investments Money Management, Inc.)
                                                                             (Fidelity Management & Research (U.K.) Inc.)
                                                                             (Fidelity Research & Analysis Company)
--------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas - Initial Class          Long-term growth of        FMR (FMR Co., Inc.)
                                                  capital                    (Fidelity International Investment Advisors)
                                                                             (Fidelity International Investment Advisors
                                                                             (U.K.) Limited)
                                                                             (Fidelity Investments Japan Limited)
                                                                             (Fidelity Management & Research (U.K.) Inc.)
                                                                             (Fidelity Research & Analysis Company)
--------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Core Equity - Initial Class            Capital appreciation       Massachusetts Financial Services Company
                                                                             ("MFS")
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MFS(R) VIT Growth - Initial Class                 Capital appreciation       MFS
--------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Investors Trust - Initial Class        Capital appreciation       MFS
--------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Research - Initial Class               Capital appreciation       MFS
--------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Total Return - Initial Class           Total return               MFS
--------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Utilities - Initial Class              Total return               MFS
--------------------------------------------------------------------------------------------------------------------------

     From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

     YOU CAN LEARN MORE ABOUT THE FUNDS, THEIR INVESTMENT POLICIES, RISKS, EXPENSES AND ALL OTHER ASPECTS OF THEIR OPERATIONS BY READING THEIR PROSPECTUSES. You should carefully read the Funds' prospectuses before you select any investment division. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment division, by itself, constitutes a balanced investment plan.

     Affiliates of the Funds compensate us for administering the Funds as variable funding options for the EquiBuilder III Policies. Currently, Massachusetts Financial Services Company, the investment adviser for MFS(R) VIT, and Fidelity Management & Research Company ("FMR"), the investment adviser for Fidelity VIP, pay us fees on an annualized basis, of a maximum of 0.35% of the aggregate net assets of each Fund attributable to the EquiBuilder III Policies and certain other variable contracts we issue. This fee will not be paid by the Funds, their shareholders or the Policy Owners.

VOTING RIGHTS OF A POLICY OWNER

     We invest the variable investment divisions' assets in shares of the Funds. We are the legal owner of the shares held in the Separate Account, and we have the right to vote on certain issues. Among other things, we may:

     .    vote to elect the Boards of Trustees of the Funds;

     .    vote to ratify the selection of independent auditors for the Funds;
          and

     . vote on issues described in the Fund's current prospectus or requiring a vote by shareholders under the 1940 Act.

     Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares attributable to your Policy Account value. We vote the shares in accordance with your instructions at meetings of investment portfolio shareholders. We vote any portfolio shares that are not attributable to Policies, and any investment portfolio shares where the owner does not give us instructions, the same way we vote where we did receive owner instructions.

     We reserve the right to vote investment portfolio shares without getting instructions from Policy Owners if the federal securities laws, regulations, or their interpretations change to allow this.

     You may only instruct us on matters relating to the investment portfolios corresponding to divisions where you have invested assets as of the record date set by the investment portfolio's Board for the portfolio's shareholders meeting. We determine the number of investment portfolio shares in each division that we attribute to your Policy by dividing your account value allocated to that division by the net asset value of one share of the matching investment portfolio.

     We count fractional shares. If you have a voting interest, we send you proxy material and a form on which to give us your voting instructions.

     All investment portfolio shares have the right to one vote. The votes of all investment portfolios are cast together on a collective basis, except on issues where the interests of the portfolios differ. In these cases, voting is done on a portfolio-by-portfolio basis.

     Examples of issues that require a portfolio-by-portfolio vote are:

     . changes in the fundamental investment Policy of a particular investment portfolio; or

     .    approval of an investment advisory agreement.

THE GUARANTEED INTEREST DIVISION

     We invest any accumulation value you have allocated to our Guaranteed Interest Division as part of our general assets. Unlike the Separate Account, our general assets may be used to pay any liabilities of AGL in addition to those arising from the Policies. We credit interest on that account value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 4 1/2%. Although this interest increases the amount of any account value that you have in our Guaranteed Interest Division, account value will also be reduced by any charges that are allocated to this option under the procedures described under "Tables of Charges" beginning on page 10. The charges and expenses of the Funds shown under "Tables of Charges" beginning on page 10 do not apply to our Guaranteed Interest Division.

     You may transfer Policy Account value into the Guaranteed Interest Division at any time. However, there are restrictions on the amount you may transfer out of the Guaranteed Interest Division in a Policy year. Please see "Transfers from the Guaranteed Interest Division" on page 34.

ILLUSTRATIONS

     We may provide you with illustrations for your Policy's death benefit, Policy Account value, and cash surrender value based on hypothetical rates of return. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return for your Policy Account value will depend on factors such as the amounts you allocate to particular investment divisions, the amounts deducted for the Policy's fees and charges, the variable investment divisions' fees and charges, and your Policy loan and partial surrender history.

     Upon your request, we will provide a personalized illustration that takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a maximum fee of $25 for each personalized illustration prepared if you request us to do so more than once each year. We do not currently charge for additional personalized illustrations.

                                 POLICY FEATURES

     Keep in mind as you review the following Policy features that we no longer sell EquiBuilder III Policies.

AGE

     Generally, our use of age in your Policy and this prospectus refers to a person who is between six months younger and six months older than the stated age. Sometimes we refer to this as the "attained" age.

DEATH BENEFITS

     We will pay the death benefit (less any Policy loan and loan interest and any overdue charges) to your beneficiary when the Insured Person dies. You may choose one of the following two death benefit options:

     . Option A - the greater of (i) the Policy's Face Amount and (ii) the required minimum death benefit; or

     . Option B - the greater of (i) the Policy's Face Amount plus the Policy Account value and (ii) a multiple of the required minimum death benefit.

     The value of the death benefit under Option B is variable and fluctuates with Policy Account value. However; insurance under Option B costs more per month than under Option A. The value of the Policy Account and the net cash surrender value of the Policy under Option B will be lower than under Option A, all other things being equal.

     Under both death benefit options, the required minimum death benefit applies if it would provide a greater benefit (before deductions for any outstanding Policy loan and loan interest). This benefit is a percentage multiple of the amount in your Policy Account value. The percentage declines as the Insured Person gets older. The benefit will be your Policy Account value on the day the Insured Person dies multiplied by the percentage for the Insured Person's age (as of his or her nearest birthday) at the beginning of the Policy year of the Insured Person's death. For ages that are not shown on the table set forth below, the applicable percentages will decrease proportionately for each full year.

----------------------------------------------------------------------------------------------------------------------
                                             TABLE OF DEATH BENEFITS BASED
                                               ON POLICY ACCOUNT VALUES
----------------------------------------------------------------------------------------------------------------------
INSURED PERSON'S
ATTAINED AGE*                 40 or under   45        50        55        60        65      70       75       95
----------------------------------------------------------------------------------------------------------------------
MINIMUM DEATH BENEFIT AS A
PERCENTAGE OF THE POLICY
ACCOUNT                       250%          215%      185%      150%      130%      120%    115%     105%     104%

*The percentages are interpolated for ages that are not shown here.
----------------------------------------------------------------------------------------------------------------------

     For example, if the Insured Person is 40 years old and the Policy Account value is $100,000, the death benefit would be at least $250,000 (250% of $100,000).

     These percentages are based on provisions of federal tax law which require a minimum death benefit in relation to cash value for a Policy to qualify as life insurance. See "Federal Tax Considerations," on page 49.

     Under either Option A or Option B, the length of time a Policy remains in force depends on the net cash surrender value of the Policy. Because we deduct the charges that maintain the Policy from the Policy Account, coverage will last as long as the net cash surrender value can cover these deductions. See "Policy Lapse and Reinstatements," on page 52. The investment experience (which may be either positive or negative) of any amounts in the variable investment divisions and the interest earned in the Guaranteed Interest Division affect your Policy Account value. As a result, the returns from these divisions will affect the length of time a Policy remains in force.

     If you prefer to have insurance coverage that varies with the investment experience of your Policy Account, you should choose Option B. The death benefit under Option B will always be at least the Face Amount of the Policy or the required minimum death benefit described above (in either case, less any outstanding Policy loan and loan interest), whichever is greater. If you prefer to have insurance coverage that does not vary in amount and that has lower cost of insurance charges, you should choose Option A.

MATURITY BENEFIT

     If the Insured Person is still living on the Policy anniversary nearest his or her 95th birthday, we will pay you the Policy Account value net of any outstanding loan and loan interest. The Policy will then end.

POLICY ISSUANCE INFORMATION

     When you complete an application for a Policy, it is submitted to us. We make the decision to issue a Policy based on the information in the application and our standards for issuing insurance and classifying risks. If we decide not to issue a Policy, we will refund any premium paid.

     We will not issue a new Policy having a Face Amount that is less than $50,000, nor will we issue a Policy for an Insured Person who is older than 75.

     No insurance under a Policy will take effect: (a) until we deliver a Policy and you pay the full initial premium while the Insured Person is living and (b) unless the information in the application continues to be true and complete, without material change, as of the time you pay the premium.

     See "Flexible Premium Payments" on page 26 of this prospectus, for additional information concerning procedures for obtaining a Policy.

RIGHT TO EXAMINE

     You have a right to examine your Policy. If for any reason you are not satisfied with it, you may cancel the Policy within the time limits described below by sending it to us with a written request to cancel.

     A request to cancel the Policy must be postmarked no later than the latest of the following two dates:

     .    10 days after you receive your Policy; or

     .    45 days after you sign Part 1 of the Policy application.

     If you cancel the Policy, we will, within seven days of receipt of the Policy and a duly executed, timely notice of cancellation, refund an amount equal to the greater of (1) the premiums paid or (2) the Policy Account value plus any amount deducted from the premiums paid prior to allocation to the Policy Account. Insurance coverage ends when you send a request for cancellation.

FLEXIBLE PREMIUM PAYMENTS

     You may choose the amount and frequency of your premium payments, as long as they are within the limits described below. Even though premiums are flexible, the Policy Information page of each Policy will show a "planned" periodic premium. You determine the planned premium, within limits we set when you apply for a Policy. Planned premiums may not equal the amount of premiums that will keep your Policy in effect. Planned premiums are generally the amount you decide you want to pay and you can change them at any time. If mandated under applicable law, we may be required to reject a premium payment.

     You must pay a minimum initial premium on or before the date on which we deliver the Policy. The insurance will not go into effect until we receive this minimum initial premium. We determine the applicable minimum initial premium based on the age, sex and risk class of the Insured Person, the initial Face Amount of the Policy and any additional benefits you select. Make the first premium payment by check or money order payable to "American General Life Insurance Company" or "AGL." Pay any additional premiums by check payable to "American General Life Insurance Company" or "AGL" and send them to our Administrative Center shown under "Contact Information" on page 4.

     We will send you premium reminder notices based on your planned premium unless you request that we not do so in your application, or by writing to our Administrative Center. Nevertheless, you may make the planned payment, skip the planned payment or change the frequency or the amount of the payment.

     Generally, you may pay other premiums at any time and in any amount, as long as each payment is at least $100. (In some states, Policies may have different minimum premium payments.) We may increase this minimum upon 90 days' written notice. We may also reject premium payments in a Policy year if the payments would cause the Policy to cease to qualify as life insurance under federal tax law. See "Federal Tax Considerations," on page 49.

     If you stop paying premiums temporarily or permanently, the Policy will continue in effect until the net cash surrender value no longer covers the monthly charges against the Policy Account for the benefits selected. Planned premiums may not be sufficient to maintain a Policy because of investment experience, Policy changes or other factors.

     We have filed a Statement of Additional Information ("SAI") with the SEC which includes more information about your Policy. The back cover page to this prospectus describes how you can obtain a copy of the SAI.

PREMIUM PAYMENTS AND TRANSACTION REQUESTS IN GOOD ORDER

     We will accept the Policy Owner's instructions to allocate premium payments to investment options, to make redemptions (including loans) or to transfer values among the Policy Owner's investment options, contingent upon the Policy Owner's providing us with instructions in good order. This means that the Policy Owner's request must be accompanied by sufficient detail to enable us to allocate, redeem or transfer assets properly.

     When we receive a premium payment or transaction request in good order, it will be treated as described in this prospectus. If we receive an instruction that is not in good order, the requested action will not be completed, and any premium payments that cannot be allocated will be held in a non-interest bearing account until we receive all necessary information.

     We will attempt to obtain Policy Owner guidance on requests not received in good order for up to five business days following receipt. For instance, one of our representatives may telephone the Policy Owner to determine the intent of a request. If a Policy Owner's request is still not in good order after five business days, we will cancel the request, and return any unallocated premiums to the Policy Owner along with the date the request was canceled.

CHANGES IN EQUIBUILDER III POLICIES

     EquiBuilder III Policies provide you flexibility to choose from a variety of strategies which enable you to increase or decrease your insurance protection.

     A reduction in Face Amount lessens emphasis on the Policy's insurance coverage by reducing both the death benefit and the net amount at risk (the difference between the current death benefit under the Policy and the amount of the Policy Account). The reduced net amount at risk results in lower cost of insurance charges against the Policy Account. See "Changing the Face Amount of Insurance," on page 27.

     A partial withdrawal of net cash surrender value reduces the Policy Account and death benefit and may reduce the Policy's Face Amount, while providing a cash payment. It does not reduce the net amount at risk or the cost of insurance charges. See "Policy Account Transactions - Withdrawing Money from the Policy Account," on page 37.

     Choosing not to make premium payments may have the effect of reducing the Policy Account. Reducing the Policy Account will, under Option A, increase the net amount at risk (and thereby increase cost of insurance charges) while leaving the death benefit unchanged. Under Option B, it will decrease the death benefit while leaving the net amount at risk and the cost of insurance charge unchanged. See "Flexible Premium Payments," on page 26.

     Increases in the Face Amount emphasize insurance coverage by increasing both the death benefit and the net amount at risk. See "Changing the Face Amount of Insurance," on page 27.

     Additional premium payments may increase the Policy Account, which has the effect, under Option A, of reducing the net amount at risk and cost of insurance charge while leaving the death benefit unchanged, or, under Option B, of increasing the death benefit while leaving the net amount at risk and cost of insurance charge unchanged. See "Flexible Premium Payments," on page 26.

CHANGING THE FACE AMOUNT OF INSURANCE

     Any time after the first Policy year while a Policy is in force, you may change your Policy's Face Amount. You can do this by sending a written request to us. Any change will be subject to our approval.

     For increases in the Face Amount, we must have satisfactory evidence that the Insured Person is still insurable. Our current procedure if the Insured Person has become a more expensive risk is to ask you to confirm that you will pay higher cost of insurance charges on the amount of the increase.

     Any increase in the Face Amount must be at least $10,000. Monthly deductions from the Policy Account for the cost of insurance will increase, beginning on the date the increase in the Face Amount takes effect. In addition, we will assess a one-time administrative charge against the Policy Account for each Face Amount increase. This charge is currently $1.50 for each additional $1,000 of insurance, up to a maximum charge of $300. An increase in the Face Amount will not increase the maximum surrender charge. Increasing the Face Amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.

     You may not reduce the Face Amount below the minimum we require to issue a Policy at the time of the reduction. We will lower monthly charges against the Policy Account for the cost of insurance if you reduce the Face Amount. If you reduce the Face Amount during the first ten Policy years, we will assess a pro rata share of the applicable surrender charge against the Policy Account. See "Charges under the Policy - Transaction Fees - Surrender Charge," on page 43.

     Our current procedure is to disapprove a requested decrease in the Face Amount if it would trigger the required minimum death benefit. (This is the federal tax law provision, discussed earlier in this prospectus, that can require us to pay as a death benefit a percentage multiple of the Policy Account value.) Instead, we will ask you to make a partial withdrawal of net cash surrender value from the Policy Account, and then we decrease the Face Amount. See "Policy Features - Death Benefits," on page 24.

     Currently, if you request a Face Amount decrease when you have previously increased the Face Amount, we will apply the decrease first against the most recent increase in the Face Amount. We will then apply decreases to prior increases in the Face Amount in the reverse order in which such increases took place, and then to the original Face Amount.

     Policy changes that result in a reduction of the death benefit, such as a decrease in the Face Amount, may cause a Policy to become a MEC or may have other adverse tax consequences. See "Federal Tax Considerations," page 49.

CHANGING DEATH BENEFIT OPTIONS

     Any time after the first Policy year while a Policy is in force, you may change the death benefit option by sending us a written request. If you change the death benefit from Option A to Option B, the Face Amount will go down by the amount of Policy Account value on the date of the change. We will not allow this change if it would reduce the Face Amount below the minimum we require to issue a Policy. If you change the death benefit from Option B to Option A, the Face Amount of insurance will go up by the amount of Policy Account value on the date of the change. These increases and decreases in the Face Amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk, which is the amount on which cost of insurance charges are based. See "Charges under the Policy - Periodic Charges - Cost of Insurance Charge," on page 45.

     Changing the death benefit Option may have adverse tax consequences. You should consult a tax adviser before changing the death benefit Option.

     We will not require evidence of insurability for the increase in the Face Amount when you change from Option B to Option A, nor will we charge for this increase. We will not assess a surrender charge for the decrease in the Face Amount when you change from Option A to Option B.

WHEN FACE AMOUNT AND DEATH BENEFIT CHANGES GO INTO EFFECT

     Any change in the Face Amount or death benefit option of a Policy will be effective at the beginning of the Policy month following the date we approve the request. Any adjustment to Policy charges on account of the change will take effect at the same time. After we approve the request, we will send you a written notice of the approval showing each change. You should attach this notice to your Policy. We may also request that you return your Policy to us so that we can make the appropriate changes.

     In some cases, we may not approve a change you request because it might disqualify the Policy as life insurance under applicable federal tax law. We will send you a written notice of our decision to disapprove any requested change for this reason. See "Federal Tax Considerations" on page 49.

REPORTS TO POLICY OWNERS

     After the end of each Policy year, we will send you a report that shows the current death benefit for your Policy, the value of your Policy Account, information about the variable investment divisions, the cash surrender value of your Policy, the amount of any outstanding Policy loans, the amount of any interest you owe on the loan and information about the current loan interest rate. The annual report will also show any transactions involving your Policy Account that occurred during the year. Transactions include premium allocations, deductions, and any transfers or withdrawals that you made in that year. We will also include in reports any information required by state law.

     We will send you notices of transfers of amounts between variable investment divisions and certain other Policy transactions.

POLICY PERIODS, ANNIVERSARIES, DATES AND AGES

     We measure Policy years, Policy months and Policy anniversaries from the Register Date shown on the Policy Information page in the Policy. Each Policy month begins on the same day in each calendar month as the day of the month that the Register Date occurred. For purposes of receiving Policy Owner requests, we are open for business at the same time that the NYSE is open for business.

     The Register Date is the earlier of the issue date or the date of payment. The date of payment will normally be the day we receive a check for the full initial premium. The issue date, shown on the Policy Information page of each Policy, is the date we actually issue a Policy, and depends on the underwriting and other requirements for issuing a particular Policy. Contestability is measured from the issue date, as is the suicide exclusion.

     If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment. We do not accept military allotment programs.

     We will put the initial net premium in the Policy Account as of the date of payment. We will allocate it to the Fidelity VIP Money Market division of the Separate Account, regardless of your premium allocation percentages, until the first business day 15 days after the issue date. We will allocate any other net premium we receive during that period to the Fidelity VIP Money Market division. On the first business day 15 days after the issue date, we will reallocate the amount in the

Policy Account in accordance with your premium allocation percentages. The first time that we assess charges and deductions under the Policy is as of the Register Date. See "Policy Features - Policy Issuance Information," on page 25, regarding the commencement of insurance coverage.

     The final Policy date is the Policy anniversary nearest the Insured Person's 95th birthday. The Policy ends on that date if the Insured Person is still alive and the maturity benefit is paid.

                            ADDITIONAL BENEFIT RIDERS

     You may be eligible to add additional benefit riders to your Policy. We will assess a monthly charge against the Policy Account for each additional benefit rider, other than the Accelerated Benefit Settlement Option Rider. You can cancel these benefit riders at any time. Some of the riders provide guaranteed benefits that are obligations against our general assets and not of the Separate Account. See "The Guaranteed Interest Division" on page 23. Please see the "Tables of Charges" on page 10 of this prospectus for the fees associated with these riders. Your Policy will have more details if you select any of these benefits. Eligibility for and changes in these benefits are subject to our rules and procedures as well as Internal Revenue Service guidance and rules that pertain to the Internal Revenue Code's definition of life insurance as in effect from time to time. The following additional benefit riders are currently available:

DISABILITY WAIVER BENEFIT RIDER

     With this benefit, we waive monthly charges from the Policy Account if the Insured Person becomes totally disabled on or after the Insured Person's fifth birthday and the disability continues for six months. There is a charge for this rider. If the disability starts before the Policy anniversary nearest the Insured Person's 60th birthday, we will waive monthly charges for life as long as the disability continues. If the disability starts after that, we will waive monthly charges only up to the Policy anniversary nearest the Insured Person's 65th birthday (as long as the disability continues). You may later elect to terminate this rider. If you do so, the charge will cease.

ACCIDENTAL DEATH BENEFIT RIDER

     We will pay an additional benefit if the Insured Person dies from bodily injury that results from an accident, provided the Insured Person dies before the Policy anniversary nearest his or her 70th birthday. There is a charge for this rider. You may later elect to terminate this rider. If you do so, the charge will cease.

CHILDREN'S TERM INSURANCE RIDER

     This benefit provides term life insurance on the lives of the Insured Person's children, including natural children, stepchildren and legally adopted children. There is a charge for this rider. Coverage for an insured child must begin before the child has reached age eighteen. Coverage lasts only until the Insured Person reaches age 65 or the child reaches age 25, whichever happens first. You may terminate this rider at any time. If you do so, the charge will cease.

TERM INSURANCE ON AN ADDITIONAL INSURED PERSON RIDER

     This rider allows you to obtain term insurance for another person, such as the Insured Person's spouse. There is a charge for this rider. This rider is a level death benefit term insurance rider with annually increasing cost of insurance charges. The minimum amount of coverage is $25,000 and the maximum is five times the Policy's Face Amount. The coverage and deductions expire on the Policy anniversary nearest the Insured Person's age 70. You may later elect to terminate this rider. If you do so, the charge will cease.

ACCELERATED BENEFIT SETTLEMENT OPTION RIDER

     This rider allows you to receive an accelerated benefit in the event the Insured Person becomes terminally ill or is confined to a nursing facility, as those terms are defined in the rider. In determining the accelerated benefit, we will adjust the death benefit to reflect the payment option you select, the Insured Person's sex and age, the length of time the Policy has been in force, our current assumptions as to the Insured Person's life expectancy, interest rates, cost of insurance rates, and administrative charges, and a processing charge of not over $200.

     This Accelerated Benefit Settlement Option Rider is available with EquiBuilder III Policies in those states where the rider has been approved. You can get information on approval of this rider in a particular state from us or from a registered representative authorized to sell the Policies. There is no premium charge for this rider, and you may not add the rider after we have issued a Policy. Receipt of an accelerated benefit may be subject to income tax. You should seek assistance from your personal tax advisor before electing a payment option under this rider.

                           POLICY ACCOUNT TRANSACTIONS

     The following transactions may have different effects on the Policy Account, death benefit, Face Amount or cost of insurance. You should consider the net effects before requesting Policy Account transactions. See "Policy Features - Changes in EquiBuilder III Policies," on page 27. Certain transactions also include charges. For information regarding other charges, see "Charges Under the Policy" on page 42.

E-DELIVERY, E-SERVICE, TELEPHONE TRANSACTIONS AND WRITTEN TRANSACTIONS

     See page 18 for information regarding E-Delivery, E-Service, telephone transactions and written transactions.

CHANGING PREMIUM AND DEDUCTION ALLOCATION PERCENTAGES

     You may change the allocation percentages of your net premiums or your monthly deductions by giving instructions to us. These changes will go into effect as of the date we receive the request, and they will affect transactions on and after that date.

TRANSFERS OF POLICY ACCOUNT VALUE AMONG INVESTMENT DIVISIONS

     You may transfer amounts from any variable investment division to any other variable investment division or to the Guaranteed Interest Division. You may make up to four transfers of Policy Account value among the variable investment divisions in each Policy year without charge. We consider your instruction to transfer from or to more than one investment division at the same time to be one transfer. Depending on the overall cost of performing these transactions, we may charge up to $25 for each additional transfer, except that we will impose no charge for a transfer of all amounts in the variable investment divisions to the Guaranteed Interest Division. Our current practice is to assess the $25 charge for each transfer after the twelfth transfer in a Policy year. To make a transfer, give us instructions at our Administrative Center, shown under "Contact Information" on page 4.

     If there is a charge for making a transfer, we will allocate the charge as described under "Charges under the Policy - Allocation of Policy Account Charges," on page 46. All simultaneous transfers included in one transfer request count as one transfer for purposes of any fee.

     A transfer from a variable investment division will take effect as of the business day we receive instructions to make the transfer. The minimum amount we will transfer on any date will be shown on the Policy Information page in each Policy and is usually $500. This minimum need not come from any one variable investment division or be transferred to any one variable investment division as long as the total amount transferred that day equals or exceeds the minimum. However, we will transfer the entire amount in any variable investment division even if it is less than the minimum specified in a Policy. Note that we will allocate future premiums and deductions to variable investment divisions or the Guaranteed Interest Division in accordance with existing allocations unless you also instruct us to change them.

     Special rules apply to transfers from the Guaranteed Interest Division. See "Policy Account Transactions - Transfers from the Guaranteed Interest Division," on page 34.

MARKET TIMING

     The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

     . dilution in the value of Fund shares underlying investment options of other Policy Owners;

     .    interference with the efficient management of the Fund's portfolio;
          and

     .    increased administrative costs.

     We have policies and procedures affecting your ability to make exchanges within your Policy. We use the term "exchange" to mean two things in this discussion about market timing. We are not referring to the exchange of one life insurance policy for another policy or contract. An exchange can be your allocation of all or a portion of a new premium payment to an investment option. An exchange can also be a transfer of your accumulation value in one investment option (all or a portion of the value) to another investment option.

     We are required to monitor the Policies to determine if a Policy Owner requests:

     . an exchange out of a variable investment division within two calendar weeks of an earlier exchange into that same variable investment division; or

     . an exchange into a variable investment division within two calendar weeks of an earlier exchange out of that same variable investment division; or

     . an exchange out of a variable investment division followed by an exchange into that same variable investment division, more than twice in any one calendar quarter; or

     . an exchange into a variable investment division followed by an exchange out of that same variable investment division, more than twice in any one calendar quarter.

     If any of the above transactions occurs, we will suspend such Policy Owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Policy Owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Policy Owner's first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Policy Owner's subsequent violation of this policy will result in the suspension of Policy transfer privileges for six months.

     In most cases, exchanges into and out of the money market investment division are not considered market timing; however, we examine all of the above transactions without regard to any exchange into or out of the money market investment division. We treat such transactions as if they are exchanges directly into and out of the same variable investment division. For instance:

     (1) if a Policy Owner requests an exchange out of any variable investment division into the money market investment division, and

     (2) the same Policy Owner, within two calendar weeks requests an exchange out of the money market investment division back into that same variable investment division, then

     (3)  the second transaction above is considered market timing.

     Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

     The procedures above will be followed in all circumstances, and we will treat all Policy Owners the same.

     In addition, Policy Owners incur a $25 charge for each transfer in excess of 12 each Policy year.

RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING OBLIGATIONS

     The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Policy Owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Policy Owner. We will follow the Fund's instructions. The availability of transfers from any investment option offered under the Policy is unaffected by the Fund's policies and procedures.

     Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

     In order to prevent market timing, the Funds have the right to request information regarding Policy Owner transaction activity. If a Fund requests, we will provide mutually agreed upon information regarding Policy Owner transactions in the Fund.

TRANSFERS FROM THE GUARANTEED INTEREST DIVISION

     You may request a transfer of unloaned amounts in the Guaranteed Interest Division to one or more of the variable investment divisions. We will make the transfer as of the date we receive a written request for it, but we will only process a transfer out of the Guaranteed Investment Division if we receive it within 30 days after a Policy anniversary. The maximum amount that you may transfer is the greater of 25% of the unloaned value in the Guaranteed Interest Division on the date the transfer takes effect or the minimum transfer amount shown in the Policy when we issued it. The smallest amount that you may transfer is the lesser of the unloaned value in the Guaranteed Interest Division on the date the transfer takes effect or the minimum transfer amount shown in the Policy.

BORROWING FROM THE POLICY ACCOUNT

     At any time that a Policy has a net cash surrender value, you may borrow money from us using only your Policy as security for the loan. The maximum aggregate amount that we will loan is 90% of the cash surrender value of the Policy on the business day we receive the request for a loan. Any new loan must be at least the minimum amount shown on the Policy Information page of a Policy, usually $500. Any amount that secures a loan remains part of the Policy Account but is assigned to the Guaranteed Interest Division. This loaned amount earns interest at a rate that we expect will be different from the interest rate for unloaned amounts in the Guaranteed Interest Division. See "Federal Tax Considerations," on page 49, with respect to the federal income tax consequences of a loan.

LOAN REQUESTS

     Send requests for loans to us. You may specify how much of the loan should be taken from the unloaned amount, if any, of your Policy Account allocated to the Guaranteed Interest Division and how much should be taken from the amounts allocated to the variable investment divisions. If you request a loan from a variable investment division, we will redeem units sufficient to cover that part of the loan and transfer the amount to the loaned portion of the Guaranteed Interest Division. We determine the amounts in each division as of the day we receive the request for a loan.

     If you do not specify how to allocate a loan, we will allocate it according to your deduction allocation percentages. If we cannot allocate it based on these percentages, we will allocate it based on the proportions of the unloaned amount, if any, of your Policy Account allocated to the Guaranteed Interest Division and the respective amounts allocated to each variable investment division to the unloaned value of the Policy Account.

POLICY LOAN INTEREST

     Interest on a Policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each Policy year. The same rate applies to any outstanding Policy loans and any new amounts borrowed during the year. We will notify you of the current rate when you request a loan. We determine loan rates as follows:

     The maximum rate is the greater of:

     .    5 1/2% ; or

     . the "Published Monthly Average" for the calendar month that ends two months before the interest rate is set. The "Published Monthly Average" is the Monthly Average

          Corporate yield shown in Moody's Corporate Bond Yield Averages published by Moody's Investor Services, Inc.

     If this average is no longer published, we will use any successor or the average established by the insurance supervisory official of the jurisdiction in which we delivered the Policy.

     We will not charge more than the maximum rate permitted by applicable law. We may also set a rate lower than the maximum.

     Any change in the rate from one year to the next will be at least 1/2 of 1%. The current loan interest rate will only change, therefore, if the Published Monthly Average differs from the previous loan interest rate by at least 1/2 of 1%. We will give advance notice of any increase in the interest rate on any loans outstanding.

WHEN INTEREST IS DUE

     Interest on any money you borrow from your Policy Account is due on each Policy anniversary. If you do not pay interest when it is due, we will add it to the outstanding loan and allocate it based on the deduction allocation percentages for the Policy Account then in effect. This means that we make an additional loan to pay the interest, and transfer amounts from the variable investment divisions and the unloaned portion of the Guaranteed Interest Division to make the loan. If we cannot allocate the interest based on these percentages, we will allocate it as described above for allocating the loan.

REPAYING THE LOAN

     You may repay all or part of a Policy loan at any time while the Insured Person is alive and a Policy is in force, provided that any loan repayment currently must be at least $100 (unless the amount of the outstanding loan and loan interest is less than $100). While a Policy loan is outstanding, we will apply all amounts we receive in respect to that Policy as a loan repayment unless you include with the payment written instructions that we should apply it as a premium payment.

     We will first allocate loan repayments to the Guaranteed Interest Division until the amount of any loans originally allocated to that division is repaid. For example, if you borrowed $500 from the Guaranteed Interest Division and $500 from the Fidelity VIP Equity - Income Division, we will not allocate repayments to the Fidelity VIP Equity - Income Division until the $500 borrowed from the Guaranteed Interest Division is repaid. After you have repaid this amount, you may specify how we should allocate subsequent repayments. If you do not give us instructions, we will allocate repayments based on current premium allocation percentages at the time you make the repayment.

THE EFFECTS OF A POLICY LOAN ON THE POLICY ACCOUNT

     A loan against a Policy will have a permanent effect on the value of the Policy Account and, therefore, on benefits under the Policy, even if you repay it. When we make a loan against a Policy, the amount of the loan is set aside in the Guaranteed Interest Division where it earns a declared rate for loaned amounts. The loan amount will not be available for investment in the variable investment divisions or in the unloaned portion of the Guaranteed Interest Division.

     We expect the interest rate credited to loaned amounts in the Guaranteed Interest Division to be different from the rate that applies to unloaned amounts in the Guaranteed Interest Division. The interest rate for loaned amounts in all years in the Guaranteed Interest Division will never be less than 4 1/2. Currently:

     . for the first ten Policy years, it will be 2% less than the interest rate charged on the loan, minus any charge for taxes or reserves for taxes, and

     . after the tenth Policy year, (a) the interest rate applied to Preferred Loan amounts (as defined below) in the Guaranteed Interest Division will be equal to the interest rate charged on the loan, minus any charge for taxes or reserves for taxes and (b) the interest rate for other loaned amounts in the Guaranteed Interest Division will be as set out in the first bullet.

     Each month, we add this interest to unloaned amounts of the Policy Account in the Guaranteed Interest Division.

     "Preferred Loans" are Policy loans made after the tenth Policy year which do not in the aggregate exceed a specified percentage of the cash surrender value. We will charge a lower interest rate on these loans. The maximum amount eligible for Preferred Loans for any year is:

     . 10% of your Policy Account value or "accumulation value" (which includes any amount we are holding in the Guaranteed Interest Division as collateral for your Policy loans) at the Policy anniversary; or

     . if less, your Policy's maximum remaining loan value at that Policy anniversary.

     We will always credit your Preferred Loan collateral amount at a guaranteed annual effective rate of 4 1/2%. We intend to set the rate of interest you are paying to the same 4 1/2% rate we credit to your Preferred Loan collateral amount, resulting in a zero net cost (0.00%) of borrowing for that amount. We have full discretion to vary the rate we charge you, provided that the rate:

     . will always be greater than or equal to the guaranteed Preferred Loan collateral rate of 4 1/2%; and

     .    will never exceed an annual effective rate of the greater of:

          (1)  5 1/2%; or
          (2) the "Published Monthly Average" for the calendar month that ends two months before the interest rate is set. See "Policy Loan Interest" on page 34 for a description of the Published Monthly Average.

     The impact of a loan on a Policy Account will depend, on one hand, on the investment experience of the variable investment divisions and the rates declared for the unloaned portion of the Guaranteed Interest Division and, on the other hand, the rates declared for the loaned portion of the Guaranteed Interest Division. For example, if $1,000 is borrowed against $5,000 in the Fidelity VIP Money Market division, the $1,000 will be set aside in the Guaranteed Interest Division. This $1,000 would not be affected by any increases or decreases in the value of units in the Fidelity VIP Money Market division. However, the $1,000 earns interest at a declared interest rate.

     A Policy loan may also affect the amount of time that the insurance provided by a Policy remains in force. For example, a Policy may lapse more quickly when a loan is outstanding because you cannot use the loaned amount to cover monthly charges against the Policy Account. This may have negative tax consequences. If the monthly charges exceed the net cash surrender value of the Policy, then the lapse provisions of the Policy will apply. Since the Policy permits loans up to 90% of the cash surrender value, you may have to pay additional premium payments to keep the Policy in force if you borrowed the maximum amount. For more information about these provisions, see "Policy Lapse and Reinstatement," on page 52 of this prospectus.

WITHDRAWING MONEY FROM THE POLICY ACCOUNT

     After a Policy has been in effect for a year, you may request a partial surrender of the net cash surrender value by sending us a written request. The partial surrender and any reductions in Face Amount and net cash surrender value will be effective as of the business day we receive the request for them. Any partial surrender is subject to certain conditions. It must:

     .    be at least $500;

     . not cause the death benefit or Face Amount to fall below the minimum for which we would issue the Policy; and

     . not cause the Policy to fail to qualify as life insurance under applicable law.

     You may specify how much of the partial surrender you want taken from each investment division. If you do not give us instructions, we will make the partial surrender on the basis of the then-current deduction allocation percentages. If we cannot withdraw the amount based on your directions or on the deduction allocation percentages, we will withdraw the amount based on the proportions of the unloaned amount, if any, of the Policy Account allocated to the Guaranteed Interest Division and the respective amounts allocated to the variable investment divisions to the total unloaned value of the Policy Account. For example, if 50% of a Policy Account were in the Guaranteed Interest Division and 50% were in the Fidelity VIP Money Market Division and you wanted to withdraw $1,000, we would take $500 from each division.

     When you make a partial surrender of net cash surrender value, we assess a partial surrender processing fee against the Policy Account of a maximum of the lesser of $25 or 2% of the partial surrender amount. This charge is currently $10. We will allocate this charge equally among the divisions from which the partial surrender was made. If we cannot allocate the charge in this manner, we will allocate it as described under "Charges under the Policy - Allocation of Policy Account Charges," on page 46.

     A partial surrender of net cash surrender value reduces the amount in the Policy Account. It also reduces the cash surrender value and the death benefit on a dollar-for-dollar basis. If the death benefit based on a percentage multiple applies, the reduction in death benefit can be greater. See "Policy Features - Death Benefits," on page 24.

     If you elected death benefit Option A, we will also reduce the Face Amount of the Policy by the amount of the partial surrender so there will be no change in the net amount at risk. We will not assess a surrender charge in connection with the reduction in Face Amount. We will send you an endorsement to reflect this change. We may ask you to return the Policy to us so that we can make a change. A partial surrender will not affect the Face Amount of the Policy if death benefit Option B is in effect. See "Federal Tax Considerations," on page 49, for the tax consequences of a partial surrender. A Policy loan may be more advantageous if your need for cash is temporary.

SURRENDERING THE POLICY FOR ITS NET CASH SURRENDER VALUE

     During the first ten Policy years, the cash surrender value of a Policy is the amount in the Policy Account minus the surrender charge described under "Charges under the Policy - Transaction Fees - Surrender Charge," on page 43. After ten Policy years, the cash surrender value and Policy Account are the same. Especially during the initial Policy years, the applicable surrender charge may be a substantial portion of the premiums paid.

     You may surrender a Policy for its net cash surrender value at any time while the Insured Person is living. You can do this by sending to us the Policy and a written request in a form satisfactory to us. The net cash surrender value of the Policy equals the cash surrender value minus any outstanding loan and loan interest. We will compute the net cash surrender value as of the business day we receive a request for surrender and the Policy, and all insurance coverage under the Policy will end on that date. See "Federal Tax Considerations," on page 49, for the tax consequences of a surrender.

                                 POLICY PAYMENTS

PAYMENT OPTIONS

     We can pay Policy benefits or other payments, such as the net cash surrender value or death benefit, immediately in one sum, or in another form of payment described below. Payments under these options do not depend on the investment experience of any variable investment division because none of the payment options is a variable payment option. Instead, interest accrues pursuant to the options chosen. (Such interest will be appropriately includable in federal gross income of the beneficiary). If you do not arrange for a specific form of payment before the Insured Person dies, the beneficiary will have the choice. However, if you make an arrangement for payment of the money, the beneficiary cannot change that choice after the Insured Person dies. Payment options will also be subject to our rules at the time of selection. Currently, you can pick these alternate payment options only if the proceeds applied are $1,000 or more and any periodic payment will be at least $20.

     The following payment options are generally available:

     INCOME PAYMENTS FOR A FIXED PERIOD. We will pay the amount applied in equal installments (including applicable interest) for a specific number of years, for up to 30 years.

     LIFE INCOME WITH PAYMENTS GUARANTEED FOR A FIXED TERM OF YEARS. We will make payment at agreed intervals for a definite number of equal payments and as long thereafter as the payee lives. You (or the beneficiary in some cases) may choose any one of four definite periods: 5, 10, 15 or 20 years.

     PROCEEDS AT INTEREST. The money will stay on deposit with us while the payee is alive. Interest will accrue on the money at a declared interest rate, and interest will be paid at agreed-upon intervals.

     FIXED AMOUNT. We will pay the sum in installments in a specified amount. Installments will be paid until the original amount, together with any interest, has been exhausted.

     We guarantee interest under the foregoing options at the rate of 3% a year.

     We may also pay or credit excess interest on the options from time to time. We will determine the rate and manner of payment or crediting. Under the second option we will pay no excess interest on the part of the proceeds used to provide payments beyond the fixed term of years.

     The beneficiary or any other person who is entitled to receive payment may name a successor to receive any amount that would otherwise be paid to that person's estate if that person died. No successor may be named if a payment option chosen is contingent on the life of a beneficiary. The person who is entitled to receive payment may change the successor at any time.

     We must approve any arrangements that involve more than one of the payment options, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all arrangements will be subject to our rules at the time the arrangements take effect. This includes rules on the minimum amount payable under an option, minimum amounts for installment payments, withdrawal or commutation rights (rights to cancel an arrangement involving payments over time in return for a lump sum payment), the naming of people who are entitled to receive payment and their successors and the ways of proving age and survival.

     You may change your choice of a payment option (and may make later changes) and that change will take effect in the same way as it would if a beneficiary were being changed. See "The Beneficiary," on page 39. Any amounts we pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.

     We may be required under applicable law to block a request for payment under a Policy until we receive instructions from the appropriate regulator.

THE BENEFICIARY

     You must name a beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the Insured Person's lifetime by sending us written notice satisfactory to us. The change will take effect on the date the notice is signed. However, the change will be subject to all payments made and actions we took under the Policy before we received the notice. Changing the beneficiary will cancel any previous arrangement made as to a payment option for benefits. You can pick a payment option for the new beneficiary.

     At the time of the Insured Person's death, we will pay the benefit equally to the primary beneficiaries, or, if no primary beneficiaries are living, the first contingent beneficiaries (if any), or, if no primary or first contingent beneficiaries are living, the second contingent beneficiaries (if any). If no beneficiary is living when the Insured Person dies, we will pay the death benefit to you or to your executors or administrators.

ASSIGNMENT OF A POLICY

         You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser before making an assignment.

PAYMENT OF PROCEEDS

     We generally will pay any death benefits, net cash surrender value or loan proceeds within seven days after we receive the required form or request (and other documents that may be required) at our Administrative Center, shown under "Contact Information" on page 4. We determine death benefits as of the date of death of the Insured Person. Subsequent changes in the unit values of the variable investment divisions will not affect death benefits. We will pay interest covering the period from the date of death to the date of payment.

     We may defer determination of values and payment for one or more of the following reasons:

     . We contest the Policy, or we are deciding whether or not to contest the Policy;

     .    the NYSE is closed other than weekend and holiday closings;

     .    trading on the NYSE is restricted;

     . an emergency exists as determined by the SEC or other appropriate regulatory authority such that disposal of securities or determination of the value of the variable investment divisions is not reasonably practicable; or

     .    the SEC by order so permits for the protection of Policy Owners.

     We may defer payment of any net cash surrender value or loan amount from the Guaranteed Interest Division for up to six months after receipt of a request. We will pay interest of at least 3% a year from the date we receive a request for withdrawal of net cash surrender value if payment from the Guaranteed Interest Division is delayed more than 30 days.

DELAY REQUIRED UNDER APPLICABLE LAW

     We may be required under applicable law to block a request for payment under a Policy until we receive instructions from the appropriate regulator.

                         ADDITIONAL RIGHTS THAT WE HAVE

     We have the right at any time to:

     . transfer the resulting balance in an investment division in accordance with any transfer request you make that reduces your accumulation value for that division to below $500;

     . transfer the entire balance in proportion to any other investment divisions you then are using, if the accumulation value in an investment division is below $500 for any other reason;

     . replace the underlying Fund that any investment division uses with another fund, subject to SEC and other required regulatory approvals;

     . add, delete or limit investment divisions, combine two or more investment divisions or withdraw assets relating to the Policies from one investment division and put them into another, subject to SEC and other required regulatory approvals;

     . operate the Separate Account under the direction of a committee or discharge such a committee at any time;

     .    change our underwriting and risk class guidelines;

     . operate the Separate Account, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. The Separate Account may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

     . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

                   VARIATIONS IN POLICY OR INVESTMENT DIVISION
                              TERMS AND CONDITIONS

     We have the right to make some variations in the terms and conditions of a Policy or its investment divisions. Any variations will be made only in accordance with uniform rules that we establish. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy Owner approval and SEC and other regulatory approvals. Here are some of the potential variations:

POLICIES PURCHASED THROUGH "INTERNAL ROLLOVERS"

     We maintain published rules that describe the procedures necessary to replace life insurance policies we have issued. Not all types of other insurance are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

STATE LAW REQUIREMENTS

     AGL is subject to the insurance laws and regulations in every jurisdiction in which the Policies are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Policy and related endorsements.

EXPENSES OR RISKS

     AGL may vary the charges and other terms within the limits of the Policy where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Policy.

UNDERLYING INVESTMENTS

     You will be notified as required by law if there are any material changes in the underlying investments of an investment division that you are using.

                            CHARGES UNDER THE POLICY

     Generally, we allocate monthly charges or certain transaction fees among the variable investment divisions and the unloaned portion of the Guaranteed Interest Division in accordance with the deduction allocation percentages you specify in your application, or in accordance with your subsequent instructions. However, we generally make deductions for the first Policy month from the Fidelity VIP Money Market division.

     The following information describes the charges under the Policy as shown beginning on page 10 in the "Tables of Charges" section. Please review both prospectus sections, and the Policy form itself for information on charges. We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the Policies. The amount of a charge may not necessarily correspond to the cost of providing the services or benefits indicated by the designation of the charge or associated with the particular Policy. For example, the premium expense charge and the surrender charge may not fully cover all of the sales and distribution expenses we actually incur, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to cover such expenses.

TRANSACTION FEES

     PREMIUM EXPENSE CHARGE. We deduct 5% of each Policy premium payment we receive as a Premium Expense Charge. We deduct this charge for each premium paid during a Policy year until the total amount of premiums for that Policy year equal the Target Premium. We do not deduct a Premium Expense Charge for premiums that you pay during that Policy year which exceed the Target Premium. During the next Policy year, we will again deduct a Premium Expense Charge of 5% until total premiums paid during that Policy year equal the Target Premium.

     You can reduce aggregate Premium Expense Charges by concentrating premium payments in a few Policy years so that the premiums paid in each of those years exceed a Target Premium. However, concentrating premium payments during a Policy's early Policy years, and in particular during the first Policy year, may increase the surrender charge if you surrender your Policy or, in some instances, if you reduce your Policy's Face Amount or let it lapse during the first ten Policy years. In addition, concentrating premium payments during the first seven Policy years can increase the likelihood that a Policy will be considered a MEC. See "Federal Tax Considerations," on page 49.

     We deduct a Premium Expense Charge to recover some of the costs of distributing the EquiBuilder III Policies. These expenses include agents' commissions and printing prospectuses and sales literature. We do not profit from this charge.

     STATUTORY PREMIUM TAXES. All states and certain other jurisdictions tax premium payments (the deduction is called a tax charge back if we issued your Policy in Oregon). Taxes currently range up to 3.5%. We deduct the applicable tax from each premium payment. This is a tax to AGL, so you cannot deduct it on your income tax return. The amount of the tax will vary depending on where you live. Since the tax deduction is a percentage of your premium, the amount of the tax will also vary with the amount of the premium payment. If you change your place of residence, we will change the deduction to match the new tax rate. Please notify us if you move.

     SURRENDER CHARGE (FOR FULL SURRENDERS). Your Policy Information page shows the maximum surrender charge, which will equal 50% of one Target Premium. This maximum will not vary with the amount of premiums paid or when they are paid. At the end of the sixth Policy year, and at the end of each of the four succeeding Policy years, the maximum surrender charge will decrease by 20% of the initial maximum surrender charge. After the end of the tenth Policy year, there is no surrender charge.

     The maximum surrender charge will not be more than 50% of one Target Premium. Subject to the maximum surrender charge, we calculate the surrender charge based on actual premium payments. The surrender charge we currently assess equals the sum of

     . 25% of premium payments you make during the first Policy year up to the amount of one Target Premium, and

     . 9% of any additional premiums you pay during the first through tenth Policy years.

     Under the Policy's formula used to calculate surrender charges, paying less than one Target Premium in the first Policy year results in a surrender charge of less than the maximum surrender charge in the first year. If you continue to pay less than one Target Premium in the following years, you can surrender your Policy and pay less than the maximum surrender charge. Keep in mind, however, that the less premiums you pay, the less value your Policy will have to pay monthly charges, which increases the possibility your Policy will lapse. In addition, paying less premiums may increase cost of insurance charges (which are based on amount at risk).

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Assume a $200,000 initial Face Amount Policy for a male age 40. This Policy would have a Target Premium of $2,280 and a maximum surrender charge of $1,140 ($2,280 x 50%). Also, assume that all premium payments are made at the beginning of each Policy year and that no benefit riders have been selected. The following table shows the surrender charge only which would apply under different premium payment assumptions if surrender of the Policy were to occur during the indicated Policy year.
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DURING YEAR         PREMIUM           CHARGE           PREMIUM           CHARGE           PREMIUM           CHARGE
                    PAYMENT                            PAYMENT                            PAYMENT
                    ASSUMPTIONS                        ASSUMPTIONS                        ASSUMPTIONS
--------------------------------------------------------------------------------------------------------------------
      1              $3,000           $   635            $2280           $  570            $1140            $  285
--------------------------------------------------------------------------------------------------------------------
      2                3000               905             2280              775             3420               593
--------------------------------------------------------------------------------------------------------------------
      3                3000              1140             2280              980             2280               790
--------------------------------------------------------------------------------------------------------------------
      4                3000              1140             2280             1140             2280              1003
--------------------------------------------------------------------------------------------------------------------
      5                3000              1140             2280             1140             2280              1140
--------------------------------------------------------------------------------------------------------------------
      6                3000              1140             2280             1140             2280              1140
--------------------------------------------------------------------------------------------------------------------
      7                3000               912             2280              912             2280               912
--------------------------------------------------------------------------------------------------------------------
      8                3000               684             2280              684             2280               684
--------------------------------------------------------------------------------------------------------------------
      9                3000               456             2280              456             2280               456
--------------------------------------------------------------------------------------------------------------------
     10                3000               228             2280              228             2280               228
--------------------------------------------------------------------------------------------------------------------

     We reduce the maximum surrender charge by the amount of any pro rata surrender charge we previously imposed in connection with a decrease in the Face Amount.

     SURRENDER CHARGE (FOR FACE AMOUNT DECREASES). During the first ten Policy years, we will treat a decrease in the Face Amount of a Policy as a surrender, and we will deduct a portion of the surrender charge. If the Face Amount of a Policy increases and then decreases, a surrender charge will apply only to a decrease below the original Face Amount (i.e., the Face Amount when we issue the Policy). Generally, we determine the pro rata surrender charge for a partial surrender by dividing the amount of the Face Amount decrease (excluding the portion that merely reverses a prior increase) by the original Face Amount and multiplying the fraction by the surrender charge that would apply to a total surrender.

--------------------------------------------------------------------------------
     For example, assume that we issue a Policy for a male age 40 with a Face Amount of $200,000. In the third Policy year, you decide to decrease this Face Amount by $100,000. Assume also that you paid an annual premium of $3,000 for each of the first three Policy years and that the maximum surrender charge for the third Policy year is $1,140. To determine the pro rata surrender charge:

     Divide the amount of the Face Amount decrease by the initial Face Amount. ($100,000. $200,000 = .5)

     Then multiply this fraction by the surrender charge in effect before the decrease.
                 Pro rata surrender charge = .5 x $1,140 = $570.

     Thus, you would be charged $570 for decreasing the Face Amount of this Policy from $200,000 to $100,000 during the third Policy year. The maximum surrender charge you might pay in the future would be reduced proportionately. We would send you a new Policy Information page that shows the new maximum charges. You will pay the maximum only if you surrender the Policy or let the Policy lapse after you pay enough premiums to reach the maximum.
--------------------------------------------------------------------------------

     PARTIAL SURRENDER PROCESSING FEE. For withdrawals of less than your full Policy Account value, we will deduct a maximum fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge is currently $10. We use this charge to help pay for the expense of making a partial surrender. See "Policy Account Transactions - Withdrawing Money from the Policy Account" on page 37.

     We do not charge a partial surrender processing fee for Face Amount decreases.

     FACE AMOUNT INCREASE CHARGE. There is an administrative charge that is currently $1.50 for each $1,000 of Face Amount increase up to a maximum charge of $300. See "Policy Features - Changes in EquiBuilder III Policies," on page 27.

     TRANSFERS. If you make more than four transfers of Policy Account value in a Policy year among variable investment divisions, we may charge up to $25 for each additional transfer in that Policy year. Our current practice is to assess the $25 charge for each transfer after the twelfth transfer in a Policy year. However, if you transfer all of the assets to the Guaranteed Interest Division, we will not impose any transfer charge. See "Policy Account Transactions - Transfers of Policy Account Value Among Investment Divisions," on page 31. We will consider a request for transfer involving the simultaneous transfer of funds from or to more than one investment division to be one transfer.

     POLICY OWNER ADDITIONAL ILLUSTRATION CHARGE. If you request more than one illustration of projected death benefits and Policy Account and cash surrender values in a Policy year, we may charge a $25 fee.

PERIODIC CHARGES

     At the beginning of each Policy month, we deduct the following charges from each Policy Account.

     ADMINISTRATIVE CHARGE. At the beginning of each of the first 12 Policy months that a Policy is in effect, we will also deduct an administrative charge of $30 per month. After the first 12 Policy months, the current charge will be $6 per month. We may raise this $6 charge to reflect higher costs, but we guarantee it will never be more than $12 per month.

     For the first 12 Policy months, we use this charge to recover costs of issuing and placing the Policy such as application processing, medical examinations, establishment of Policy records and underwriting costs (determining insurability and assigning the Insured Person to a risk class). After the first 12 Policy months, this charge is used to cover the continuing costs of maintaining the EquiBuilder III Policies, such as premium billing and collection, claim processing, Policy transactions, record keeping, other expenses, overhead, and communications with Policy Owners, such as regulatory mailings and responding to Policy Owners' requests.

     COST OF INSURANCE CHARGE. The monthly cost of insurance is our current monthly cost of insurance rate multiplied by the net amount at risk at the beginning of the Policy month divided by $1,000. The net amount at risk is the difference between the current death benefit and the amount in the Policy Account. If the current death benefit for the month rises due to the requirements of federal tax law (see "Policy Features - Death Benefits," on page
24), the net amount at risk for the month will also rise.

     For this purpose we determine the amount of each Policy Account before deducting the cost of insurance charge, but after all other charges due on that date. The cost of insurance charge will vary from month to month with changes in the net amount at risk and with the Insured Person's increasing age.

     We base the cost of insurance rates on the Insured Person's sex, age and risk class and the Face Amount of the Policy at the time of the charge. We may change these rates from time to time, but they will never be more than the maximum guaranteed rates set forth in a particular Policy. We base the maximum guaranteed charges on the Commissioner's 1980 Standard Ordinary Male and Female Mortality Tables.

     In Montana and Massachusetts cost of insurance rates will not vary based on sex. Where required, we will provide cost of insurance charges that do not distinguish between males and females. See "Employee Benefit Plans" on page 8 of the SAI.

     MORTALITY AND EXPENSE RISK CHARGE. We deduct a charge from the variable investment divisions for assuming mortality and expense risks. The mortality risk that we assume is that Insured Persons will live for shorter periods than estimated. When this happens, we have to pay a larger death benefit than expected in relation to the cost of insurance charges we received. The expense risk we assume is that the cost of issuing and administering Policies will be greater than we expected. We assess a daily charge for mortality and expense risks at an annual effective rate of 0.75% of the value of the assets in the Separate Account attributable to EquiBuilder III Policies. This charge affects the unit values for the variable investment divisions. See "Policy Account Value
- Determination of the Unit Value" on page 47.

     We may profit from this charge and may use such profits for any lawful purpose including paying distribution expenses.

     FEES AND EXPENSES AND MONEY MARKET INVESTMENT DIVISION. During periods of low short-term interest rates, and in part due to Policy fees and expenses that are assessed as frequently as daily, the yield of the money market investment division may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund for the money market investment division are less than the Policy's fees and expenses, the money market investment division's unit value will decrease. In the case of negative yields, your accumulation value in the money market investment division will lose value.

     OPTIONAL RIDER CHARGES. We will deduct the cost of any additional (optional) benefit riders on a monthly basis. We may change these charges, but each Policy contains tables showing the guaranteed maximum rates for all of these insurance costs. See "Tables of Charges" on page 10.

ANNUAL FUND EXPENSES

     The value of the net assets of each variable investment division reflects the management fees and other expenses incurred by the corresponding Fund in which the variable investment division invests. For further information, consult the Funds' prospectuses and the "Tables of Charges" section in this prospectus.

     We guarantee that the fees for partial withdrawals, increases in Face Amounts and for transfers will never exceed the Maximum Guaranteed Charges shown in the "Tables of Charges". See also "Charges Under the Policy - Transaction Fees - Surrender Charge," on page 43.

ALLOCATION OF POLICY ACCOUNT CHARGES

     Allocation percentages for deductions may be any whole numbers (from zero to one hundred) which add up to one hundred. You may change deduction allocation percentages by giving us instructions. Changes will be effective as of the date we receive your instructions in good order.

     We will subtract charges for partial withdrawals of net cash surrender value and transfers of Policy Account values equally among the divisions from which the transactions were made. If we cannot make the charge this way, we will make it based on the proportion of the unloaned amounts in the Guaranteed Interest Division, if any, and the amounts in the variable investment divisions, to the total unloaned value of the Policy Account.

                              POLICY ACCOUNT VALUE

     The amount in a Policy Account is the sum of the amounts allocated to the Guaranteed Interest Division and to the variable investment divisions. The amount in a Policy Account also reflects various deductions and charges. We deduct monthly charges on the first day of each Policy month. We deduct transaction charges or surrender charges on the effective date of the transaction.

     Charges against the Separate Account are reflected daily. Any amount you allocate to a variable investment division will increase or decrease depending on the investment experience of that division, and there is no guaranteed minimum cash value. We guarantee the value of amounts in a Policy Account you allocate to the Guaranteed Interest Division, and interest credited to those amounts. See "The Guaranteed Interest Division" on page 23.

AMOUNTS IN THE VARIABLE INVESTMENT DIVISIONS

     We use amounts you allocate, transfer or add to the variable investment divisions to purchase units representing undivided interests in the various divisions. The value of the units we credit to the Policy Account for a division represents the amount in that division. We calculate the number of units purchased or redeemed in a variable investment division by dividing the dollar amount of the transaction by the division's unit value next calculated at the close of business on the effective date of the transaction. (See "Policy Account Transactions" on page 31 regarding the effective dates of Policy Account transactions.)

     The number of units changes only when you purchase or redeem them, but the value of a unit will change with the investment performance of the corresponding Fund. The value of a unit also reflects charges we assess against the Separate Account. On any given day, the value your Policy Account has in a variable investment division is the unit value times the number of units you have in that division. The units of each variable investment division have different unit values.

     You purchase units of a variable investment division when you allocate premiums, repay loans or transfer amounts to that division. You redeem or sell units when you make withdrawals or transfer amounts from a variable investment division (including transfers for loans) or when we pay a death benefit when the Insured Person dies. We also redeem units for monthly charges or other charges from the Separate Account.

BUSINESS DAY AND CLOSE OF BUSINESS

     We compute unit values for each variable division on each day that the NYSE is open for business. We call each such day a "business day." We compute Policy values as of the time the NYSE closes on each business day, which usually is 3:00 p.m. Central time. We call this our "close of business." We are closed only on those holidays the NYSE is closed.

     Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in good order at any of the addresses shown on page 4 of this prospectus. If we receive it after the close of business on any business day, however, we consider that we have received it on the business day following that business day. Any premium payments we receive after our close of business are held in our general account until the next business day.

DETERMINATION OF THE UNIT VALUE

     The initial unit value for each investment division was set at $100. Subsequently, the unit value for any business day equals the unit value for the preceding business day multiplied by the net investment factor for that division on that business day.

     We determine a net investment factor for each variable investment division every business day as follows:

     . First, each Fund produces a price per Fund share following each close of the NYSE and provides that price to us;

     . Next, we determine the value of the shares belonging to the division in the corresponding Fund at the close of business that day (before giving effect to any Policy transactions for that day, such as premium payments or surrenders);

     . Then, we add any dividends or capital gains distributions paid for the corresponding Fund on that day;

     . Then, we divide this sum by the value of the amounts in the investment division at the close of business on the immediately preceding business day (after giving effect to any Policy transactions on that day);

     . Then, we subtract a daily mortality and expense risk charge for each calendar day between business days. (For example, a Monday calculation may include charges for Saturday and Sunday). The daily charge is 0.00002063, which is an annual effective rate of 0.75%; and

     . Finally, we subtract any daily charge for taxes or amounts set aside as a reserve for taxes.

     Generally, this means that unit values are adjusted to reflect what happens to the Funds, and also for the mortality and expense risk charge and any charge for taxes.

                         POLICY LAPSE AND REINSTATEMENT

LAPSE OF THE POLICY

     If the net cash surrender value is insufficient to pay the charges that are made against the Policy Account each month, or if the total of any Policy loan plus loan interest exceeds the cash surrender value, we will start procedures to terminate the Policy. We will notify you and any assignee shown on our records in writing that the net cash surrender value is insufficient to pay monthly charges or that an outstanding Policy loan plus loan interest exceeds the cash surrender value of the Policy. In either case, we will notify you and give you a grace period of 61 days to pay an additional premium to prevent lapse of the Policy, and that you must pay an amount of premium that we determine will cover estimated monthly charges for three months, plus any loan interest due, to avoid lapse of the Policy. The grace period begins with the first day of the Policy month for which all charges could not be paid.

     If we receive at least the amount to cover three months' charges, plus any loan interest due, before the end of the grace period, we will use the payment to satisfy the overdue charges. We will place any remaining balance in the Policy Account, and will allocate it in the same manner as previous premium payments. We will apply a payment of less than the specified amount we receive before the end of the grace period to overdue charges. This will not prevent lapse of the Policy.

     If we do not receive at least the amount to cover three months' charges, plus any loan interest due, within the 61 days, the Policy will lapse without value. We will withdraw any amount left in your Policy Account and apply this amount to the charges owed us, including any applicable surrender charge. We will inform you that your Policy has ended without value.

     If the Insured Person dies during the grace period, we will pay the insurance benefits to the beneficiary, minus any outstanding Policy loan and loan interest and overdue charges.

REINSTATEMENT OF THE POLICY

     You may reinstate your Policy within three years after it lapses if:

     .    you provide evidence that the Insured Person is still insurable; and

     . you send us a premium payment sufficient to keep the Policy in force for three months after the date it is reinstated.

     The effective date of the reinstated Policy will be the beginning of the Policy month which coincides with or follows the date we approve the reinstatement application. Upon reinstatement, we will reduce your maximum surrender charge by the amount of all surrender charges you have already paid. We will calculate future surrender charges as if the Policy had been in force since the original Register Date. We will not reinstate previous loans.

                           FEDERAL TAX CONSIDERATIONS

     Generally, the death benefit paid under a Policy is not subject to income tax. Earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

     Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses you may have to pay income tax on a portion of any outstanding loan.

     This discussion is based on current federal income tax law and interpretations. It assumes that the Policy Owner is a natural person who is a U.S. citizen or U.S. resident. The consequences for corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should consult with a competent tax adviser to determine the specific tax treatment of your Policy based on your individual factual situation.

     GENERAL. The Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") and (b) for as long as the investments made by the underlying Mutual Funds satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the Policy will at issue meet these requirements and that:

     . the death benefit received by the beneficiary under your Policy will generally not be subject to federal income tax; and

     . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

     The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract," as explained in the following discussion. In all cases, however, the character of all income that is described as taxable to the payee will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS

     The Code provides for a "seven-pay test." This test determines if your Policy will be a "modified endowment contract."

     If, at any time during the first seven Policy years:

     .    you have paid a cumulative amount of premiums;

     . the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit insurance policy; and

     . the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits ("paid-up" means no future premium payments are required) after the payment of seven level annual premiums;

     then your Policy will be a modified endowment contract.

     Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your Policy's specified amount, and certain other changes.

     If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.

     We will monitor your Policy and attempt to notify you on a timely basis to prevent additional premium payments from causing your Policy to become a modified endowment contract.

     A life insurance Policy that is received in a tax free exchange under
Section 1035 of the Code for a modified endowment contract will also be considered a modified endowment contract.

OTHER EFFECTS OF POLICY CHANGES

     Changes made to your Policy (for example, a decrease in specified amount that you request or that results from a partial surrender that you request) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy. Under Notice 2006-95 published by the Internal Revenue Service, certain policy changes, not expressly provided for in your Policy, may have adverse federal income tax effects. You should consult your own competent, professional tax advisor on this issue.

RIDER BENEFITS

     We believe that premium payments and any death benefits or other benefits to be paid under any rider you may purchase under your Policy will not disqualify your Policy as life insurance for tax purposes. However, the tax law related to rider benefits is complex and some uncertainty exists. You should consult a qualified tax adviser regarding any rider you may purchase.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT

     As long as your Policy remains in force during the insured person's lifetime and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

     After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

     On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a Policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to federal income tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT

     If your Policy is a modified endowment contract, any distribution from your Policy while the insured person is still living will be taxed on an "income-first" basis. Distributions:

     . include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) and partial surrenders;

     . will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

     . have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

     For modified endowment contracts, your basis:

     .    is similar to the basis described above for other Policies; and

     . will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

     A 10% penalty tax also will apply to the taxable portion of most distributions from a Policy that is a modified endowment contract. The penalty tax will not, however, apply:

     .    to taxpayers 59 1/2 years of age or older;

     .    in the case of a disability (as defined in the Code); or

     . to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

     If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

     Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a Policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

POLICY LAPSES AND REINSTATEMENTS

     A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

DIVERSIFICATION AND INVESTOR CONTROL

     Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance Policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. The Separate Account, through the Mutual Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Mutual Funds, we will enter into agreements with them requiring the Mutual Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

     The Treasury Department has issued only limited guidance describing the circumstances in which the ability of a Policy Owner to direct his or her investment to particular Mutual Funds within the Separate Account may cause the Policy Owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a Policy Owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of the Separate Account, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that AGL, and not the owner of a Policy, would be considered the owner of the assets of the Separate Account. However, we reserve the right to make changes that we deem necessary to insure that the Policy qualifies as a life insurance contract.

ESTATE AND GENERATION SKIPPING TAXES

     If the insured person is the Policy's owner, the death benefit under the Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

     The enactment of the Economic Growth and Tax Relief Reconciliation Act of 2001 (P.L. 107-16) (the 2001 Act) brought significant change to the transfer tax system, the most notable being the repeal of the estate and generation-skipping transfer (GST) taxes in 2010. In order to comply with the Congressional Budget Act of 1974, the 2001 Act provides that all provisions of, and amendments made by, the 2001 Act will not apply to estates of decedents dying, gifts made, or generation-skipping transfers, after December 31, 2010. Thus, the estate tax and GST rates will revert back to the exclusion amounts from 2001 if no Congressional action is taken. At the time of publication, Congress has not acted with regard to the estate tax or GST; however, there is an expectation that the 2010 repeal will not remain in place. Please contact your tax advisor for further updates.

     As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. As discussed above, there is currently uncertainty with regard to the amount of the exclusion for 2010 and future years. Therefore, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

     The particular situation of each Policy Owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

LIFE INSURANCE IN SPLIT DOLLAR ARRANGEMENTS

     The IRS and Treasury have issued regulations on split dollar life insurance arrangements. In general, a split dollar insurance arrangement involves two parties agreeing to split the premium and/or benefits of a life insurance policy. These arrangements are often used as a type of employee compensation or for making gifts among family members. The regulations provide two mutually exclusive regimes for taxing split dollar life insurance arrangements: the "economic benefit" regime and the "loan" regime. The economic benefit regime, under which the non-owner of the policy is treated as receiving certain economic benefits from its owner, applies to endorsement arrangements and most non-equity split dollar life insurance arrangements. The loan regime applies to collateral assignment arrangements and other arrangements in which the non-owner could be treated as loaning amounts to the owner. These regulations apply to any split dollar life insurance arrangement entered into after September 17, 2003. Additionally, these regulations apply to any split dollar life insurance arrangements entered into before September 17, 2003, if the arrangement is materially modified after September 17, 2003.

     In addition, it should be noted that split dollar arrangements characterized as loans for tax purposes may be affected by the Corporate Responsibility Act of 2002 also referred to as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits loans from companies publicly traded in the United States to their executives and officers. The status of split dollar arrangements under the Act is uncertain, in part because the SEC may view the tax treatment of such arrangements as instructive.

     Purchasers of life insurance policies are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from a split dollar arrangement.

PENSION AND PROFIT-SHARING PLANS

     If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

     The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (sometimes referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Policy's accumulation value will not be subject to federal income tax. However, the Policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the Policy or was an owner-employee under the plan. The rules for determining "P.S. 58" costs are currently provided under Notice 2002-8, 2002-1 CB 398.

     There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

OTHER EMPLOYEE BENEFIT PROGRAMS

     Complex rules may also apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These Policy Owners must consider whether the Policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

ERISA

     Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult a qualified legal adviser.

OUR TAXES

     We report the operations of the Separate Account in our federal income tax return, but we currently pay no income tax on the Separate Account's investment income and capital gains, because these items are, for tax purposes, reflected in our variable universal life insurance Policy reserves. We currently make no charge to any Separate Account division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to the Separate Account for income taxes we incur that are allocable to the Policy.

     We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to the Separate Account or allocable to the Policy.

     Certain Mutual Funds in which your accumulation value is invested may elect to pass through to AGL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to AGL.

WHEN WE WITHHOLD INCOME TAXES

     Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

     In the case of non-resident aliens who own a Policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

TAX CHANGES

     The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

                                LEGAL PROCEEDINGS

     AGL is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, AGL believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on AGL's results of operations, cash flows and financial position.

                              FINANCIAL STATEMENTS

     The Financial Statements of AGL, the Separate Account and American Home can be found in the SAI. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center at VUL Administration, P.O. Box 4880, Houston, Texas 77210-4880, or call us at 1-800-340-2765.

                                   DEFINITIONS

Here are definitions of certain terms used in this prospectus:

Administrative Center - The address of the Administrative Center of AGL is Variable Universal Life Administration, P.O. Box 4880, Houston, Texas 77210-4880. See "Contact Information" on page 4.

Age - The age of the Insured Person on his or her birthday nearest the date on which a determination of the Insured Person's age is made.

AGL, We, Our, Us - American General Life Insurance Company, a Texas stock life insurance company and the issuer of the EquiBuilder III individual flexible premium variable universal life insurance Policies described in this prospectus.

Face Amount - The face amount of insurance shown on the Policy Information page of a Policy. The Face Amount is the minimum death benefit payable under a Policy while the Policy remains in effect. The death benefit proceeds will be reduced by any outstanding loan and loan interest on the Policy and any due and unpaid charges.

Fund(s) - Portfolio(s) of Fidelity Variable Insurance Products and MFS(R) Variable Insurance Trust, which are all "series" type mutual funds. Each portfolio is referred to as a Fund or Mutual Fund, and collectively, as the Funds or Mutual Funds.

Guaranteed Interest Division - A part of AGL's General Account in which amounts in a Policy Account other than those allocated to the Separate Account earn interest at a rate stipulated in advance and guaranteed by AGL.

Insured Person - The person whose life is insured under a Policy.

Policy Account - The sum of amounts allocated to the investment divisions of the Separate Account and AGL's Guaranteed Interest Division for a particular Policy.

Policy anniversary - An anniversary of the Register Date of a Policy while the Policy is in effect.

Policy month - A month-long period beginning on the Register Date and on the same day in each subsequent calendar month while a Policy is in effect.

Policy Owner, You, Your - The person designated as Policy Owner on the Policy Information page of a Policy.

Policy year - An annual period beginning on the Register Date and on each anniversary of the Register Date while the Policy is in effect.

Register Date - The date we issue a Policy or the date we receive a full initial premium payment, whichever is earlier.

SEC - The Securities and Exchange Commission.

Separate Account - Separate Account VUL-2, a segregated investment account of AGL established under the Insurance Laws of the State of Texas in which amounts in a Policy Account other than those in the Guaranteed Interest Division are held for investment in one of the portfolios of the Funds. The value of amounts in the Separate Account will fluctuate in accordance with the performance of the corresponding Funds.

Statement of Additional Information - The Statement of Additional Information ("SAI") is a document, separate from this prospectus, that contains additional information about the EquiBuilder III Policies.

Target Premium - A hypothetical annual premium which is based on the age and sex of the Insured Person, the initial Face Amount of the Policy and the types and amounts of any additional benefits included in the Policy. The Target Premium for each EquiBuilder III Policy is shown on the Policy Information page of the Policy.

                   THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

[American General Life Companies LOGO]                            PRIVACY NOTICE

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American General Life Companies knows   .    We have physical, electronic, and
that your privacy is important. You          procedural safeguards in place that
have received this notice as required        were designed to protect Nonpublic
by law and because you are now or may        Personal Information.
be a customer of one of our
companies. This notice will advise      .    We do not share Nonpublic Personal
you of the types of Nonpublic                Information about you except as
Personal Information we collect, how         allowed by law.
we use it, and what we do to protect
your privacy.                           .    We may disclose all types of
                                             Nonpublic Personal Information that
"Nonpublic Personal Information"             we collect, including information
refers to personally identifiable            regarding your transactions or
information that is not available to         experiences with us, when needed,
the public.                                  to:

"Employees, Representatives, Agents,         (i) Our Employees, Representatives,
and Selected Third Parties" refers to        Agents, and Selected Third Parties,
individuals or entities who act on           as permitted by law; or
our behalf.
                                             (ii) other organizations with which
..    Our Employees, Representatives,         we have joint marketing agreements
     Agents, and Selected Third              as permitted by law.
     Parties may collect Nonpublic
     Personal Information about you,    .    The types of companies and persons
     including information:                  to whom we may disclose Nonpublic
                                             Personal Information as permitted
     -    Given to us on applications        by law include: banks; attorneys;
          or other forms;                    trustees; third-party
                                             administrators; insurance agents;
     -    About transactions with us,        insurance companies; insurance
          our affiliates, or third           support organizations; credit
          parties;                           reporting agencies; registered
                                             broker-dealers; auditors;
     -    From others, such as credit        regulators; and reinsurers.
          reporting agencies,
          employers, and federal and    .    We do not share your Nonpublic
          state agencies.                    Personal Health Information unless
                                             authorized by you or allowed by
..    The types of Nonpublic Personal         law.
     Information we collect depends
     on the products we offer to you    .    Our privacy policy applies, to the
     and may include your: name;             extent required by law, to our
     address; Social Security Number;        agents and representatives when
     account balances; income;               they are acting on behalf of
     assets; insurance premiums;             American General Life Companies.
     coverage and beneficiaries;
     credit reports; marital status;    .    You will be notified if our privacy
     and payment history. We may also        policy changes.
     collect Nonpublic Personal
     Health Information, such as        .    Our privacy policy applies to
     medical reports, to underwrite          current and former customers.
     insurance policies, process
     claims, or for other related       THIS PRIVACY NOTICE IS PROVIDED FOR YOUR
     functions.                         INFORMATION ONLY. YOU DO NOT NEED TO
                                        CALL OR TAKE ANY ACTION.
..    We restrict access to Nonpublic
     Personal Information to those
     Employees, Representatives,
     Agents, or Selected Third
     Parties who provide products or
     services to you and who have
     been trained to handle Nonpublic
     Personal Information as
     described in this Notice.

..    We have policies and procedures
     that direct our Employees,
     Representatives, Agents and
     Selected Third Parties acting
     for us, on how to protect and
     use Nonpublic Personal
     Information.

--------------------------------------------------------------------------------

This Privacy Notice is provided on      CALIFORNIA, NEW MEXICO AND VERMONT
behalf of the following companies:      RESIDENTS ONLY:
AGC Life Insurance Company, AIG Life
of Bermuda, Ltd., AIG Premier           Following the law of your state, we will
Insurance Company, American General     not disclose nonpublic personal
Assurance Company, American General     financial information about you to
Equity Services Corporation, American   nonaffiliated third parties (other than
General Indemnity Company, American     as permitted by law) unless you
General Life and Accident Insurance     authorize us to make that disclosure.
Company, American General Life          Your authorization must be in writing.
Insurance Company, American General     If you wish to authorize us to disclose
Property Insurance Company, American    your nonpublic personal financial
International Life Assurance Company    information to nonaffiliated third
of New York, Delaware American Life     parties, you may write to us at:
Insurance Company, The United States    American General Life Companies Service
Life Insurance Company in the City of   Center, P.O. Box 4373, Houston, Texas
New York, American General Life         77210-4373.
Insurance Company of Delaware
(formerly known as AIG Life Insurance   (C) 2010 American International Group,
Company), American General Life         Inc. All rights reserved.
Insurance of Bermuda, Ltd..

                                                            AGLC0375-STF Rev0210

            [GRAPHIC]

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It's the best of both worlds: you can go green and trust that your important documents stay secure with e-Service and e-Delivery from American General Life Insurance Company./1/ e-Service provides private, secure access to up-to- date policy information whenever you need it - 24 hours a day, 7 days a week.

Convenient e-Delivery makes it easy to go paperless, too. Instead of all the clutter of bulky, wasteful and inefficient mailings, go green with e-Delivery. It's our secure, document delivery service that alerts you via email when you have documents available to review. Important disclosure documents relating to your Policy and your variable investment options are posted online, available for you to review or print at your discretion.

Need more information? Call our e-Service Customer Service Center at 800-340-2765 between 7:00 a.m. and 6:00 p.m. Central Time, Monday through Friday. Visit www.americangeneral.com and click on the link to sign up for e-Service and e-Delivery!

            [LOGO OF ESERVICE]
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/1/   All services not available for all products.

[Logo of American General
Life Companies]


American General Life Insurance Company

VUL Administration
P.O. Box 4880
Houston, Texas 77210-4880

Variable universal life insurance policies issued by American General Life Insurance Company (AGL) and distributed by American General Equity Services Corporation, member FINRA. AGL does not solicit business in the state of New York. Policies and riders not available in all states. American General Life Companies, www.americangeneral.com, is the marketing name for the insurance companies and affiliates comprising the domestic life operations of American International Group, Inc., including AGL.

(C) 2010. All rights reserved.

AGLC103614 REV0410

                   THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

AMERICAN GENERAL
Life Companies

For additional information about the EquiBuilder
III Policies and the Separate Account, you may
request a copy of the Statement of Additional
Information (the "SAI"), dated May 3, 2010. We have
filed the SAI with the SEC and have incorporated it   --------------------------
by reference into this prospectus. You may obtain a        For E-SERVICE and
free copy of the SAI and the Policy or Fund           E-DELIVERY, or to view and
prospectuses if you write us at our Administrative       Print Policy or Fund
Center, which is located at VUL Administration,        prospectuses visit us at
P.O. Box 4880, Houston, Texas 77210-4880 or call us     WWW.AMERICANGENERAL.COM
at 1-800-340-2765. You may also obtain the SAI from   --------------------------
your AGL representative through which the Policies may be purchased. Additional information about the EquiBuilder III Policies, including personalized illustrations of death benefits, cash surrender values, and Policy Account values is available without charge to individuals considering purchasing a Policy, upon request to the same address or phone number printed above. We may charge current Policy Owners $25 per illustration if they request more than one personalized illustration in a Policy year.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Office of Investor Education and Advocacy in
Washington, D.C. Inquiries on the operations of the Office of Investor Education and Advocacy may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Office of Investor Education and Advocacy of the SEC, 100 F Street N.E., Washington,
D.C. 20549.

Policies issued by:
AMERICAN GENERAL LIFE INSURANCE COMPANY
2727-A Allen Parkway, Houston, TX 77019

EQUIBUILDER III FLEXIBLE PREMIUM VARIABLE UNIVERSAL
LIFE INSURANCE
Policy Form Number T1735

Not available in the state of New York

DISTRIBUTED BY AMERICAN GENERAL EQUITY SERVICES
CORPORATION
Member FINRA

The underwriting risks, financial obligations and support functions associated with the products issued by American General Life Insurance Company
("AGL") are its responsibility. AGL is responsible for its own financial condition and contractual obligations. American General Life Companies, www.americangeneral.com, is the marketing name for the insurance companies and affiliates comprising the domestic life operations of American
International Group, Inc., including AGL. AGL does not solicit business in the state of New York. The
Policies are not available in all states.

(C)2010.  All rights reserved.                            ICA File No. 811-06366

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                            SEPARATE ACCOUNT VUL-2

                         EQUIBUILDER(TM) III POLICIES

          FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                   ISSUED BY

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                         VUL ADMINISTRATION DEPARTMENT

                   P.O. BOX 4880, HOUSTON, TEXAS 77210-4880

  TELEPHONE: 1-800-340-2765; 1-713-831-3443; HEARING IMPAIRED: 1-888-436-5256

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 3, 2010

   This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for American General Life Insurance Company Separate Account VUL-2 (the "Separate Account" or "Separate Account VUL-2") dated May 3, 2010, describing the EquiBuilder III flexible premium variable universal life insurance policies (the "Policy" or "Policies"). The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact American General Life Insurance Company ("AGL") at the address or telephone numbers given above. Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus' definition.

                               TABLE OF CONTENTS

GENERAL INFORMATION........................................................  3

   AGL.....................................................................  3
   Separate Account VUL-2..................................................  3
   American Home Assurance Company.........................................  4

SERVICES...................................................................  4

MORE INFORMATION ON LAPSE OF THE POLICY....................................  5

DISTRIBUTION OF THE POLICIES...............................................  5

ADDITIONAL INFORMATION.....................................................  6

   Special Purchase Plans..................................................  6
   Underwriting Procedures and Cost of Insurance Charges...................  6
   Material Conflicts......................................................  7
   Limits on AGL's Right to Challenge a Policy.............................  7
   Employee Benefit Plans..................................................  8
   Dividends...............................................................  8

FINANCIAL STATEMENTS.......................................................  8

   Separate Account Financial Statements...................................  9
   AGL Consolidated Financial Statements...................................  9
   American Home Statutory Basis Financial Statements......................  9

INDEX TO FINANCIAL STATEMENTS..............................................  9

   Separate Account VUL-2 Financial Statements.............................  9
   AGL Consolidated Financial Statements................................... 10
   American Home Statutory Basis Financial Statements...................... 10

                              GENERAL INFORMATION

AGL

   We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. American International Group, Inc., a Delaware corporation, is a holding company which, through its subsidiaries, is engaged primarily in a broad range of insurance and insurance-related activities in the United States and abroad. American General Life Companies is the marketing name for the insurance companies and affiliates comprising the domestic life operations of American International Group, Inc., including AGL. The commitments under the Policies are AGL's, and American International Group, Inc. has no legal obligation to back those commitments.

On March 4, 2009, American International Group, Inc. issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), 100,000 shares of American International Group, Inc.'s Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock") for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to American International Group, Inc. by the Federal Reserve Bank of New York (the "FRBNY") in the form of its lending commitment (the "Credit Facility") under the Credit Agreement, dated as of September 22, 2008, between American International Group, Inc. and the FRBNY. The Stock has preferential liquidation rights over American International Group, Inc. common stock, and, to the extent permitted by law, votes with American International Group Inc.'s common stock on all matters submitted to American International Group, Inc.'s shareholders. The Trust has approximately 79.8% of the aggregate voting power of American International Group Inc.'s common stock and is entitled to approximately 79.8% of all dividends paid on American International Group, Inc.'s common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates. AGL is not a guarantor of the Credit Facility obligations and it has not pledged any assets to secure those obligations.

SEPARATE ACCOUNT VUL-2

   We hold the Fund shares in which any of your accumulation value is invested in Separate Account VUL-2. Separate Account VUL-2 is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. Prior to December 31, 2002, the Separate Account was a separate account of American Franklin, created on April 9, 1991, under Illinois law. On December 31, 2002, and in conjunction with the merger of AGL and American Franklin, the Separate Account became a separate account of AGL under Texas law.

   For record keeping and financial reporting purposes, Separate Account VUL-2 is divided into 16 separate "divisions," all of which are available under the Policies offered by the Policy prospectus as variable "investment options." All of these 16 divisions are also offered under another AGL policy. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds.

   The assets in Separate Account VUL-2 are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy owners. We act as custodian for the Separate Account's assets.

AMERICAN HOME ASSURANCE COMPANY

   All references in this SAI to American Home Assurance Company ("American Home") apply only to Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time.

   American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, 18th Floor, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly-owned subsidiary of American International Group, Inc. and an affiliate of AGL.

                                   SERVICES

   AGL and American General Life Companies, LLC ("AGLC"), are parties to a services agreement. AGL and AGLC are each indirect wholly-owned subsidiaries of American International Group, Inc. and therefore affiliates of one another. AGLC is a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to AGL and certain other life insurance companies under the American International Group, Inc. holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2009, 2008 and 2007, AGL paid AGLC for these services $352,001,525, $414,162,025 and $367,979,145, respectively.

   We have not designed the Policies for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                    MORE INFORMATION ON LAPSE OF THE POLICY

   A Policy which has lapsed may have tax consequences, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

   If your Policy lapses, you will not be able to take any loans or surrenders from your Policy unless you make a full surrender (subject to applicable surrender charges). You will also not be permitted to transfer Policy Account value between investment divisions while your Policy is in lapse.

                         DISTRIBUTION OF THE POLICIES

   American General Equity Services Corporation ("AGESC"), 2727-A Allen Parkway, 2-G7, Houston, Texas 77019, a Delaware corporation and a direct wholly-owned subsidiary of AGL, is the principal underwriter and distributor of the Policies for the Separate Account under a Distribution Agreement between AGESC and AGL. AGESC also acts as principal underwriter for AGL's other separate accounts and for the separate accounts of certain AGL affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the Financial Industry Regulatory Authority ("FINRA"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Policies.

   The Policies are offered on a continuous basis.

   We sell our Policies primarily through our insurance agents or brokers, who are authorized by law to sell variable universal life insurance. These persons are registered representatives of broker-dealers that are members of FINRA, and with which AGESC may enter into a selling agreement.

   Broker-dealers earn commissions on Policy sales of up to 90% of premiums paid during the first Policy year. For Policies issued on or after October 8, 1997, annual trail commissions are earned at an annual rate of 0.25% on the amount in the Policy Account that is in the Separate Account. These commissions (and other distribution expenses, such as production incentive bonuses, agent's insurance and pensions benefits, agency management compensation and bonuses and expense allowances) are paid by AGL. They do not result in any additional charges against the Policy that are not described in the Policy prospectus.

   Under the Public Disclosure Program, FINRA Regulation ("FINRA") provides certain information regarding the disciplinary history of FINRA member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. FINRA's toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.finra.org. An investor brochure that includes information describing the Public Disclosure Program is available from FINRA.

                            ADDITIONAL INFORMATION

   The purpose of this section is to provide you with information to help clarify certain discussion found in the related prospectus. Many topics, such as Policy sales loads and increases in your Policy's death benefit, have been fully described in the related prospectus. For any topics that we do not discuss in this SAI, please see the related prospectus.

SPECIAL PURCHASE PLANS

   Special purchase plans provide for variations in, or elimination of, certain Policy charges, and would be available to a defined group of individuals. We currently do not provide for or support any special purchase plans.

UNDERWRITING PROCEDURES AND COST OF INSURANCE CHARGES

   Cost of insurance charges for the Policies will not be the same for all Policy owners. The chief reason is that the principle of pooling and distribution of mortality risks is based upon the assumption that each Policy owner pays a cost of insurance charge related to the insured's mortality risk which is actuarially determined based upon factors such as age, sex and risk class of the insured and the face amount size band of the Policy. In the context of life insurance, a uniform mortality charge (the "cost of insurance charge") for all insureds would discriminate unfairly in favor of those insureds representing greater mortality risks to the disadvantage of those representing lesser risks. Accordingly, although there will be a uniform "public offering price" for all Policy owners, because premiums are flexible and amounts allocated to the Separate Account will be subject to some charges that are the same for all owners, there will be a different "price" for each actuarial category of Policy owners because different cost of insurance rates will apply. The "price" will also vary based on net amount at risk. The Policies will be offered and sold pursuant to this cost of insurance schedule and our underwriting standards and in accordance with state insurance laws. Such laws prohibit unfair discrimination among insureds, but recognize that premiums must be based upon factors such as age, sex, health and occupation. A table showing the maximum cost of insurance charges will be delivered as part of the Policy.

   Our underwriting procedures are designed to treat applicants for Policies in a uniform manner. Collection of required medical information is conducted in a confidential manner. We maintain underwriting standards designed to avoid unfair or inconsistent decisions about which underwriting class should apply to a particular proposed insured person. In some group or employment-related situations, we may offer what we call simplified or guaranteed issue underwriting classes. These underwriting classes provide for brief or no medical underwriting. Our offer to insure a person under either class results in cost of insurance charges that are the same for each insured person.

MATERIAL CONFLICTS

   We are required to track events to identify any material conflicts from using investment portfolios for both variable universal life and variable annuity separate accounts. The boards of the Funds, AGL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

   .   state insurance law or federal income tax law changes;

   .   investment management of an investment portfolio changes; or

   . voting instructions given by owners of variable universal life insurance Policies and variable annuity contracts differ.

   The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). One or more of the investment portfolios may sell its shares to other investment portfolios. Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

   If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.

   When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

LIMITS ON AGL'S RIGHT TO CHALLENGE A POLICY

   We can challenge the validity of an insurance Policy (based on material misstatements in the application or, with respect to any Policy change, in the application for the change) if it appears that the Insured Person is not actually covered by the Policy under our rules. However, there are some limits on how and when we can challenge the Policy.

   Except on the basis of fraud, we cannot challenge the Policy after it has been in effect, during the Insured Person's lifetime, for two years from the date the Policy was issued or reinstated. (Some states may require this time to be measured in some other way.)

   Except on the basis of fraud, we cannot challenge any Policy change that requires evidence of insurability (such as an increase in Face Amount) after the change has been in effect for two years during the Insured Person's lifetime.

   We can challenge at any time an additional benefit that provides benefits to the Insured Person in the event that the Insured Person becomes totally disabled. We can also require proof of continuing disability.

   If the Insured Person dies within the time that the validity of the Policy may be challenged, we may delay payment until we decide whether to challenge the Policy.

   If the Insured Person's age or sex is misstated on any application, we can provide the death benefit and any additional benefits that would have been purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the Insured Person's correct age and sex.

   If the Insured Person commits suicide within two years after the date on which the Policy was issued or reinstated, we will limit the proceeds payable to the total of all premiums that you paid to the time of death minus the amount of any outstanding Policy loan and loan interest and minus any partial withdrawals of net cash surrender value. If the Insured Person commits suicide within two years after the effective date of an increase in death benefit that you requested, we will pay the death benefit which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (including the expense charge). (Some states require this time to be measured by some other date.)

EMPLOYEE BENEFIT PLANS

   Employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of the Policies in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex. We did not design the Policies for use in connection with qualified plans or trusts under federal tax laws.

DIVIDENDS

   We pay no dividends on the Policies offered by this Prospectus.

                             FINANCIAL STATEMENTS

   PricewaterhouseCoopers LLP ("PwC"), located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, is the independent registered public accounting firm for the Separate Account, AGL and American Home. American International Group, Inc. uses PwC as its corporate-wide auditing firm.

SEPARATE ACCOUNT FINANCIAL STATEMENTS

   The statement of net assets as of December 31, 2009 and the related statement of operations for the period then ended and the statement of changes in net assets for each of the two periods ended December 31, 2009 of the Separate Account, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AGL CONSOLIDATED FINANCIAL STATEMENTS

   The consolidated balance sheets of AGL as of December 31, 2009 and 2008 and the related consolidated statements of income (loss), comprehensive income
(loss), shareholder's equity and cash flows for each of the three years in the period ended December 31, 2009, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AMERICAN HOME STATUTORY BASIS FINANCIAL STATEMENTS

   The statutory financial statements of admitted assets, liabilities, capital and surplus of American Home as of December 31, 2009 and 2008, and the related statutory financial statements of income and changes in capital and surplus and of cash flow for each of the three years in the period ended December 31, 2009, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                         INDEX TO FINANCIAL STATEMENTS

   You should consider the financial statements of AGL that we include in this SAI as bearing on the ability of AGL to meet its obligations under the Policies.

   You should only consider the financial statements of American Home that we include in this SAI as bearing on the ability of American Home, as guarantor under a guarantee agreement, to meet its obligations under Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time.

I. Separate Account VUL-2 Financial Statements

Report of Independent Registered Public Accounting Firm
Statement of Net Assets as of December 31, 2009
Statement of Operations for the period ended December 31, 2009
Statement of Changes in Net Assets for the years ended December 31, 2009 and
  2008, except as indicated
Notes to Financial Statements

II.  AGL Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheets as of December 31, 2009 and 2008
Consolidated Statements of Income (Loss) for the years ended December 31,
  2009, 2008 and 2007
Consolidated Statements of Comprehensive Income (Loss) for the years ended
  December 31, 2009, 2008 and 2007
Consolidated Statements of Shareholder's Equity for the years ended
  December 31, 2009, 2008 and 2007
Consolidated Statements of Cash Flows for the years ended December 31, 2009,
  2008 and 2007
Notes to Consolidated Financial Statements

III. American Home Statutory Basis Financial Statements

Report of Independent Auditors
Statements of Admitted Assets as of December 31, 2009 and 2008
Statements of Liabilities, Capital and Surplus as of December 31, 2009 and 2008 Statements of Income and Changes in Capital and Surplus for the years ended
  December 31, 2009, 2008 and 2007
Statements of Cash Flow for the years ended December 31, 2009, 2008 and 2007 Notes to Statutory Basis Financial Statements

[LOGO] American General Life Companies

                                               Variable Universal Life Insurance
                                                          Separate Account VUL-2

                                                                            2009

                                                                   Annual Report

                                                               December 31, 2009

                                         American General Life Insurance Company

[LOGO] PRICEWATERHOUSECOOPERS LLP

                                                      PRICEWATERHOUSECOOPERS LLP
                                                      1201 LOUISIANA
                                                      SUITE 2900
                                                      HOUSTON TX 77002-5678
                                                      TELEPHONE (713) 356 4000
                                                      FACSIMILE (713) 356 4717

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of American General Life Insurance Company and Policy Owners of American General Life Insurance Company Separate Account VUL-2

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Divisions listed in Note A of American General Life Insurance Company Separate Account VUL-2 at December 31, 2009, the results of each of their operations for the period then ended and the changes in each of their net assets for each of the two periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the American General Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2009 by correspondence with the investment companies, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 27, 2010

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENT OF NET ASSETS
DECEMBER 31, 2009

                                                                  Due from (to)
                                                  Investment     American General
                                                securities - at  Life Insurance
Divisions                                         fair value         Company        NET ASSETS
----------------------------------------------  ---------------  ----------------  -----------
Fidelity VIP Asset Manager Portfolio - Initial
   Class                                          $16,446,859           $--        $16,446,859
Fidelity VIP Asset Manager: Growth Portfolio -
   Initial Class                                    8,917,630            --          8,917,630
Fidelity VIP Contrafund Portfolio - Initial
   Class                                           40,867,074             1         40,867,075
Fidelity VIP Equity-Income Portfolio - Initial
   Class                                           36,633,036            --         36,633,036
Fidelity VIP Growth Portfolio - Initial Class      46,196,386            --         46,196,386
Fidelity VIP High Income Portfolio - Initial
   Class                                            2,952,768            (1)         2,952,767
Fidelity VIP Index 500 Portfolio - Initial
   Class                                           35,419,860            --         35,419,860
Fidelity VIP Investment Grade Bond Portfolio -
   Initial Class                                    5,054,672            (1)         5,054,671
Fidelity VIP Money Market Portfolio - Initial
   Class                                            6,424,551            --          6,424,551
Fidelity VIP Overseas Portfolio - Initial
   Class                                           12,177,494            (1)        12,177,493
MFS VIT Core Equity Series - Initial Class          6,953,740            --          6,953,740
MFS VIT Growth Series - Initial Class              12,670,396            --         12,670,396
MFS VIT Investors Trust Series - Initial Class      3,144,077            --          3,144,077
MFS VIT Research Series - Initial Class             5,302,414            --          5,302,414
MFS VIT Total Return Series - Initial Class         5,963,294             1          5,963,295
MFS VIT Utilities Series - Initial Class           11,476,352            --         11,476,352

                             See accompanying notes.

                                     VUL-2-2

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

                                         A            B           A+B=C         D              E             F           C+D+E+F
                                                                                                                         INCREASE
                                                Mortality and                                          Net change in  (DECREASE) IN
                                                 expense risk      NET                    Capital gain   unrealized     NET ASSETS
                                     Dividends       and       INVESTMENT  Net realized  distributions  appreciation    RESULTING
                                    from mutual administrative   INCOME   gain (loss) on  from mutual  (depreciation)      FROM
Divisions                              funds       charges       (LOSS)    investments       funds     of investments   OPERATIONS
----------------------------------- ----------- -------------- ---------- -------------- ------------- -------------- --------------
Fidelity VIP Asset Manager
   Portfolio - Initial Class          $355,537    $(115,470)   $ 240,067   $(1,375,205)     $ 24,820    $  4,938,965   $  3,828,647
Fidelity VIP Asset Manager: Growth
   Portfolio - Initial Class           123,705      (59,656)      64,049      (634,801)       16,008       2,784,589      2,229,845
Fidelity VIP Contrafund Portfolio -
   Initial Class                       496,982     (275,011)     221,971    (3,382,518)        9,841      14,273,444     11,122,738
Fidelity VIP Equity-Income
   Portfolio - Initial Class           737,879     (249,159)     488,720    (4,700,188)           --      12,791,799      8,580,331
Fidelity VIP Growth Portfolio -
   Initial Class                       182,605     (318,808)    (136,203)   (6,234,130)       36,176      16,717,617     10,383,460
Fidelity VIP High Income Portfolio
   - Initial Class                     211,739      (19,668)     192,071      (135,046)           --         866,544        923,569
Fidelity VIP Index 500 Portfolio -
   Initial Class                       802,469     (240,175)     562,294    (3,055,814)      729,610       9,178,164      7,414,254
Fidelity VIP Investment Grade Bond
   Portfolio - Initial Class           434,193      (36,799)     397,394       (93,556)       19,393         351,298        674,529
Fidelity VIP Money Market Portfolio
   - Initial Class                      50,507      (51,761)      (1,254)           --            --              --         (1,254)
Fidelity VIP Overseas Portfolio -
   Initial Class                       231,445      (82,598)     148,847    (1,383,215)       35,585       3,702,664      2,503,881
MFS VIT Core Equity Series -
   Initial Class                       107,130      (46,770)      60,360      (310,070)           --       1,981,666      1,731,956
MFS VIT Growth Series - Initial
   Class                                36,221      (84,811)     (48,590)     (399,891)           --       4,029,864      3,581,383
MFS VIT Investors Trust Series -
   Initial Class                        48,036      (21,512)      26,524      (107,317)           --         745,194        664,401
MFS VIT Research Series - Initial
   Class                                71,669      (35,895)      35,774      (168,884)           --       1,387,573      1,254,463
MFS VIT Total Return Series -
   Initial Class                       238,865      (44,653)     194,212      (254,108)           --         960,748        900,852
MFS VIT Utilities Series - Initial
   Class                               528,863      (78,744)     450,119       596,836            --       1,920,405      2,967,360

                             See accompanying notes.

                                     VUL-2-3

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                                    Divisions
                                                 ----------------------------------------------------------------------------------
                                                                       Fidelity VIP Asset      Fidelity VIP        Fidelity VIP
                                                 Fidelity VIP Asset     Manager: Growth         Contrafund        Equity-Income
                                                 Manager Portfolio -  Portfolio - Initial  Portfolio - Initial  Portfolio - Initial
                                                    Initial Class            Class                Class               Class
                                                 -------------------  -------------------  -------------------  -------------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                       $    240,067        $    64,049         $    221,971          $    488,720
   Net realized gain (loss) on investments              (1,375,205)          (634,801)          (3,382,518)           (4,700,188)
   Capital gain distributions from mutual funds             24,820             16,008                9,841                    --
   Net change in unrealized appreciation
      (depreciation) of investments                      4,938,965          2,784,589           14,273,444            12,791,799
                                                      ------------        -----------         ------------          ------------
Increase (decrease) in net assets resulting
   from operations                                       3,828,647          2,229,845           11,122,738             8,580,331
                                                      ------------        -----------         ------------          ------------
PRINCIPAL TRANSACTIONS:
   Net premiums                                          1,609,979          1,049,958            3,803,412             4,135,879
   Net transfers from (to) other Divisions or
      fixed rate option                                   (240,407)          (204,283)          (1,054,299)           (1,068,221)
   Cost of insurance and other charges                  (1,952,629)          (960,250)          (3,670,354)           (4,395,734)
   Policy loans                                            (88,824)           (65,587)            (279,916)             (247,328)
   Death benefits                                          (55,377)           (23,959)             (72,390)             (124,562)
   Withdrawals                                          (1,891,714)          (785,555)          (5,024,799)           (4,303,924)
                                                      ------------        -----------         ------------          ------------
Increase (decrease) in net assets resulting
   from principal transactions                          (2,618,972)          (989,676)          (6,298,346)           (6,003,890)
                                                      ------------        -----------         ------------          ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  1,209,675          1,240,169            4,824,392             2,576,441
NET ASSETS:
   Beginning of year                                    15,237,184          7,677,461           36,042,683            34,056,595
                                                      ------------        -----------         ------------          ------------
   End of year                                        $ 16,446,859        $ 8,917,630         $ 40,867,075          $ 36,633,036
                                                      ============        ===========         ============          ============
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                       $    368,812        $   118,811         $    103,027          $    859,870
   Net realized gain (loss) on investments                (965,839)          (491,214)          (1,856,794)           (2,700,829)
   Capital gain distributions from mutual funds          2,289,239              8,728            1,700,536                58,089
   Net change in unrealized appreciation
      (depreciation) of investments                     (8,405,678)        (4,279,587)         (29,571,346)          (26,361,902)
                                                      ------------        -----------         ------------          ------------
Increase (decrease) in net assets resulting
   from operations                                      (6,713,466)        (4,643,262)         (29,624,577)          (28,144,772)
                                                      ------------        -----------         ------------          ------------
PRINCIPAL TRANSACTIONS:
   Net premiums                                          1,935,998          1,230,702            4,760,012             5,148,050
   Net transfers from (to) other Divisions or
      fixed rate option                                   (233,098)          (126,205)          (1,268,886)           (1,256,242)
   Cost of insurance and other charges                  (2,145,057)        (1,042,869)          (4,121,163)           (4,904,091)
   Policy loans                                           (196,834)          (174,442)            (841,122)             (591,407)
   Death benefits                                         (163,973)           (39,518)            (113,475)             (110,200)
   Withdrawals                                          (2,768,745)        (1,195,643)          (7,049,758)           (6,618,784)
                                                      ------------        -----------         ------------          ------------
Increase (decrease) in net assets resulting
   from principal transactions                          (3,571,709)        (1,347,975)          (8,634,392)           (8,332,674)
                                                      ------------        -----------         ------------          ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (10,285,175)        (5,991,237)         (38,258,969)          (36,477,446)
NET ASSETS:
   Beginning of year                                    25,522,359         13,668,698           74,301,652            70,534,041
                                                      ------------        -----------         ------------          ------------
   End of year                                        $ 15,237,184        $ 7,677,461         $ 36,042,683          $ 34,056,595
                                                      ============        ===========         ============          ============

                             See accompanying notes.

                                     VUL-2-4

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                                     Divisions
                                                 -----------------------------------------------------------------------------
                                                                                                                Fidelity VIP
                                                 Fidelity VIP Growth  Fidelity VIP High   Fidelity VIP Index  Investment Grade
                                                 Portfolio - Initial  Income Portfolio -   500 Portfolio -    Bond Portfolio -
                                                        Class           Initial Class       Initial Class      Initial Class
                                                 -------------------  ------------------  ------------------  ----------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                     $   (136,203)         $   192,071        $    562,294        $  397,394
   Net realized gain (loss) on investments            (6,234,130)            (135,046)         (3,055,814)          (93,556)
   Capital gain distributions from mutual funds           36,176                   --             729,610            19,393
   Net change in unrealized appreciation
      (depreciation) of investments                   16,717,617              866,544           9,178,164           351,298
                                                    ------------          -----------        ------------        ----------
Increase (decrease) in net assets resulting
   from operations                                    10,383,460              923,569           7,414,254           674,529
                                                    ------------          -----------        ------------        ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                        6,235,915              318,817           4,582,540           567,758
   Net transfers from (to) other Divisions or
      fixed rate option                               (1,663,883)             134,763            (914,420)          312,779
   Cost of insurance and other charges                (6,047,804)            (352,241)         (4,287,849)         (588,685)
   Policy loans                                         (435,205)             (10,902)           (246,409)          (19,468)
   Death benefits                                       (130,501)              (7,031)           (105,288)          (19,092)
   Withdrawals                                        (5,413,806)            (291,310)         (3,995,903)         (749,692)
                                                    ------------          -----------        ------------        ----------
Increase (decrease) in net assets resulting
   from principal transactions                        (7,455,284)            (207,904)         (4,967,329)         (496,400)
                                                    ------------          -----------        ------------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                2,928,176              715,665           2,446,925           178,129
NET ASSETS:
   Beginning of year                                  43,268,210            2,237,102          32,972,935         4,876,542
                                                    ------------          -----------        ------------        ----------
   End of year                                      $ 46,196,386          $ 2,952,767        $ 35,419,860        $5,054,671
                                                    ============          ===========        ============        ==========
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                     $     16,836          $   229,476        $    629,275        $  188,759
   Net realized gain (loss) on investments            (1,407,613)             (16,428)           (389,292)         (165,721)
   Capital gain distributions from mutual funds               --                   --             545,321             4,479
   Net change in unrealized appreciation
      (depreciation) of investments                  (40,965,669)          (1,030,126)        (22,142,283)         (256,605)
                                                    ------------          -----------        ------------        ----------
Increase (decrease) in net assets resulting
   from operations                                   (42,356,446)            (817,078)        (21,356,979)         (229,088)
                                                    ------------          -----------        ------------        ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                        7,742,215              380,281           5,849,414           680,309
   Net transfers from (to) other Divisions or
      fixed rate option                               (1,702,899)             (65,109)         (1,224,833)          401,209
   Cost of insurance and other charges                (6,791,332)            (386,914)         (4,858,246)         (634,035)
   Policy loans                                         (875,670)             (64,621)           (677,514)         (135,173)
   Death benefits                                       (190,105)             (16,170)           (103,528)          (10,196)
   Withdrawals                                        (8,192,831)            (402,539)         (5,922,662)         (993,608)
                                                    ------------          -----------        ------------        ----------
Increase (decrease) in net assets resulting
   from principal transactions                       (10,010,622)            (555,072)         (6,937,369)         (691,494)
                                                    ------------          -----------        ------------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (52,367,068)          (1,372,150)        (28,294,348)         (920,582)
NET ASSETS:
   Beginning of year                                  95,635,278            3,609,252          61,267,283         5,797,124
                                                    ------------          -----------        ------------        ----------
   End of year                                      $ 43,268,210          $ 2,237,102        $ 32,972,935        $4,876,542
                                                    ============          ===========        ============        ==========

                             See accompanying notes.

                                     VUL-2-5

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                                  Divisions
                                                 -------------------------------------------------------------------------
                                                 Fidelity VIP Money     Fidelity VIP       MFS VIT Core    MFS VIT Growth
                                                 Market Portfolio -  Overseas Portfolio  Equity Series -  Series - Initial
                                                   Initial Class      - Initial Class     Initial Class        Class
                                                 ------------------  ------------------  ---------------  ----------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                      $    (1,254)       $    148,847       $    60,360      $   (48,590)
   Net realized gain (loss) on investments                    --          (1,383,215)         (310,070)        (399,891)
   Capital gain distributions from mutual funds               --              35,585                --               --
   Net change in unrealized appreciation
      (depreciation) of investments                           --           3,702,664         1,981,666        4,029,864
                                                     -----------        ------------       -----------      -----------
Increase (decrease) in net assets resulting
   from operations                                        (1,254)          2,503,881         1,731,956        3,581,383
                                                     -----------        ------------       -----------      -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                          700,961           1,234,361           949,845        1,603,781
   Net transfers from (to) other Divisions or
      fixed rate option                                3,358,627            (216,436)          (80,309)        (229,921)
   Cost of insurance and other charges                  (848,937)         (1,144,971)         (807,001)      (1,351,744)
   Policy loans                                          (46,397)            (54,613)          (57,592)        (139,901)
   Death benefits                                         (2,113)            (22,156)          (13,207)         (29,270)
   Withdrawals                                        (3,582,102)         (1,644,416)         (913,482)      (1,678,145)
                                                     -----------        ------------       -----------      -----------
Increase (decrease) in net assets resulting
   from principal transactions                          (419,961)         (1,848,231)         (921,746)      (1,825,200)
                                                     -----------        ------------       -----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (421,215)            655,650           810,210        1,756,183
NET ASSETS:
   Beginning of year                                   6,845,766          11,521,843         6,143,530       10,914,213
                                                     -----------        ------------       -----------      -----------
   End of year                                       $ 6,424,551        $ 12,177,493       $ 6,953,740      $12,670,396
                                                     ===========        ============       ===========      ===========
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                      $   134,892        $    313,269       $     4,402      $   (85,441)
   Net realized gain (loss) on investments                    --          (1,024,124)         (392,460)      (1,173,241)
   Capital gain distributions from mutual funds               --           2,282,396                --               --
   Net change in unrealized appreciation
      (depreciation) of investments                           --         (11,491,136)       (3,941,335)      (5,933,248)
                                                     -----------        ------------       -----------      -----------
Increase (decrease) in net assets resulting
   from operations                                       134,892          (9,919,595)       (4,329,393)      (7,191,930)
                                                     -----------        ------------       -----------      -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                          692,759           1,562,257         1,211,337        2,046,050
   Net transfers from (to) other Divisions or
      fixed rate option                                4,389,912            (284,853)         (313,234)        (502,686)
   Cost of insurance and other charges                  (640,720)         (1,289,127)         (913,537)      (1,528,875)
   Policy loans                                         (212,983)           (205,897)         (189,045)        (295,957)
   Death benefits                                         (5,558)            (41,719)          (17,433)         (14,793)
   Withdrawals                                        (2,785,549)         (2,211,467)       (1,153,464)      (2,262,703)
                                                     -----------        ------------       -----------      -----------
Increase (decrease) in net assets resulting
   from principal transactions                         1,437,861          (2,470,806)       (1,375,376)      (2,558,964)
                                                     -----------        ------------       -----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                1,572,753         (12,390,401)       (5,704,769)      (9,750,894)
NET ASSETS:
   Beginning of year                                   5,273,013          23,912,244        11,848,299       20,665,107
                                                     -----------        ------------       -----------      -----------
   End of year                                       $ 6,845,766        $ 11,521,843       $ 6,143,530      $10,914,213
                                                     ===========        ============       ===========      ===========

                             See accompanying notes.

                                     VUL-2-6

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                                  Divisions
                                                 ------------------------------------------------------------------------
                                                 MFS VIT Investors       MFS VIT        MFS VIT Total   MFS VIT Utilities
                                                   Trust Series -   Research Series -  Return Series -   Series - Initial
                                                   Initial Class      Initial Class     Initial Class         Class
                                                 -----------------  -----------------  ---------------  -----------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                     $    26,524        $    35,774       $   194,212      $    450,119
   Net realized gain (loss) on investments             (107,317)          (168,884)         (254,108)          596,836
   Capital gain distributions from mutual funds              --                 --                --                --
   Net change in unrealized appreciation
      (depreciation) of investments                     745,194          1,387,573           960,748         1,920,405
                                                    -----------        -----------       -----------      ------------
Increase (decrease) in net assets resulting
   from operations                                      664,401          1,254,463           900,852         2,967,360
                                                    -----------        -----------       -----------      ------------
PRINCIPAL TRANSACTIONS:
   Net premiums                                         349,342            665,183           718,397         1,024,714
   Net transfers from (to) other Divisions or
      fixed rate option                                 (66,349)           (83,955)         (299,427)         (287,140)
   Cost of insurance and other charges                 (328,147)          (599,604)         (677,695)         (922,360)
   Policy loans                                         (27,061)           (46,790)          (78,328)          (97,258)
   Death benefits                                       (13,912)            (6,989)          (21,071)          (21,858)
   Withdrawals                                         (366,448)          (670,937)       (1,057,249)       (1,632,673)
                                                    -----------        -----------       -----------      ------------
Increase (decrease) in net assets resulting
   from principal transactions                         (452,575)          (743,092)       (1,415,373)       (1,936,575)
                                                    -----------        -----------       -----------      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 211,826            511,371          (514,521)        1,030,785
NET ASSETS:
   Beginning of year                                  2,932,251          4,791,043         6,477,816        10,445,567
                                                    -----------        -----------       -----------      ------------
   End of year                                      $ 3,144,077        $ 5,302,414       $ 5,963,295      $ 11,476,352
                                                    ===========        ===========       ===========      ============
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                     $     4,487        $   (14,614)      $   208,177      $    125,778
   Net realized gain (loss) on investments              (82,971)          (206,579)          (16,203)          385,273
   Capital gain distributions from mutual funds         296,928                 --           537,623         2,528,206
   Net change in unrealized appreciation
      (depreciation) of investments                  (1,812,448)        (2,768,358)       (2,826,868)      (10,090,311)
                                                    -----------        -----------       -----------      ------------
Increase (decrease) in net assets resulting
   from operations                                   (1,594,004)        (2,989,551)       (2,097,271)       (7,051,054)
                                                    -----------        -----------       -----------      ------------
PRINCIPAL TRANSACTIONS:
   Net premiums                                         458,077            848,017           978,614         1,320,851
   Net transfers from (to) other Divisions or
      fixed rate option                                 (53,084)          (237,497)          (10,920)         (117,159)
   Cost of insurance and other charges                 (378,499)          (677,746)         (789,794)       (1,039,935)
   Policy loans                                         (75,156)          (118,271)         (168,512)         (285,659)
   Death benefits                                        (4,429)            (7,910)          (16,698)          (43,588)
   Withdrawals                                         (482,427)          (909,294)       (1,199,192)       (2,087,724)
                                                    -----------        -----------       -----------      ------------
Increase (decrease) in net assets resulting
   from principal transactions                         (535,518)        (1,102,701)       (1,206,502)       (2,253,214)
                                                    -----------        -----------       -----------      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (2,129,522)        (4,092,252)       (3,303,773)       (9,304,268)
NET ASSETS:
   Beginning of year                                  5,061,773          8,883,295         9,781,589        19,749,835
                                                    -----------        -----------       -----------      ------------
   End of year                                      $ 2,932,251        $ 4,791,043       $ 6,477,816      $ 10,445,567
                                                    ===========        ===========       ===========      ============

                             See accompanying notes.

                                     VUL-2-7

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS

NOTE A - ORGANIZATION

Separate Account VUL-2 (the "Separate Account") was established on September 30, 1991 to fund variable universal life insurance policies issued by The American Franklin Life Insurance Company ("AMFLIC"). On December 31, 2002, AMFLIC merged with and into its parent company, The Franklin Life Insurance Company ("Franklin"). This was followed by an immediate merger of Franklin with and into an affiliate, American General Life Insurance Company ("American General").

As a result of the merger, American General became the depositor of the Separate Account, and its assets are the property of American General. American General is now responsible for all policies funded through the Separate Account. The mergers did not affect the rights of the policy owners.

The following products are included in the Separate Account: EquiBuilder(TM) II and EquiBuilder(TM) III. EquiBuilder(TM) II and EquiBuilder(TM) III policies are no longer for sale.

American General is an indirect, wholly-owned subsidiary of American International Group, Inc. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Separate Account is divided into "Divisions" that invest in independently managed mutual fund portfolios ("Funds"). The Funds available to policy owners through the various Divisions are as follows:

          FIDELITY(R) VARIABLE INSURANCE PRODUCTS ("FIDELITY(R) VIP"):
           Fidelity(R) VIP Asset Manager(SM) Portfolio - Initial Class
       Fidelity(R) VIP Asset Manager: Growth(R) Portfolio - Initial Class
             Fidelity(R) VIP Contrafund(R) Portfolio - Initial Class
             Fidelity(R) VIP Equity-Income Portfolio - Initial Class
                Fidelity(R) VIP Growth Portfolio - Initial Class
              Fidelity(R) VIP High Income Portfolio - Initial Class
               Fidelity(R) VIP Index 500 Portfolio - Initial Class
         Fidelity(R) VIP Investment Grade Bond Portfolio - Initial Class
             Fidelity(R) VIP Money Market Portfolio - Initial Class
               Fidelity(R) VIP Overseas Portfolio - Initial Class

               MFS(R) VARIABLE INSURANCE TRUST(SM) ("MFS(R) VIT"):
                  MFS(R) VIT Core Equity Series - Initial Class
                  MFS(R) VIT Growth Series - Initial Class (1)
                MFS(R) VIT Investors Trust Series - Initial Class
                   MFS(R) VIT Research Series - Initial Class
                 MFS(R) VIT Total Return Series - Initial Class
                   MFS(R) VIT Utilities Series - Initial Class

(1) Effective May 1, 2008, MFS VIT Emerging Growth Series - Initial Class changed its name to MFS VIT Growth Series - Initial Class.

In addition to the Divisions above, policy owners may allocate policy funds to a fixed account, which is part of American General's general account. Policy owners should refer to the prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Separate Account are segregated from American General's other assets. The operations of the Separate Account are part of American General.

                                     VUL-2-8

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE A - ORGANIZATION - CONTINUED

Net premiums from the policies are allocated to the Divisions and invested in the Funds in accordance with policy owner instructions. The premiums are recorded as principal transactions in the Statement of Changes in Net Assets.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION

The accompanying financial statements of the Separate Account have been prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The accounting principles followed by the Separate Account and the methods of applying those principles are presented below.

RECENT ACCOUNTING PRONOUNCEMENTS - In June 2009, the FASB issued the FASB Accounting Standards Codification (Codification). The Codification will become the single source for all authoritative GAAP recognized by the FASB to be applied for financial statements issued for periods ending after September 15, 2009. The Codification does not change GAAP and will not have an affect on the Statement of Assets and Liabilities, Schedule of Portfolio Investments, Statement of Operations, and Statement of Changes in Net Assets.

FAIR VALUE MEASUREMENTS - In September 2006, the FASB issued an accounting standard that defined fair value, established a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but did not change existing guidance about whether an asset or liability is carried at fair value. The Company adopted the standard on January 1, 2008, its required effective date. Since that date, assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Level 1 - Fair value measurements determined by quoted prices in active markets for identical investments. The Separate Account does not adjust the quoted price for such instruments. Level 1 assets and liabilities include government and agency securities, actively traded listed common stocks, most separate account assets and most mutual funds.

Level 2 - Fair value measurements based on observable inputs other than quoted prices included in Level 1, inputs such as quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc. Level 2 assets and liabilities typically include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, mutual fund and derivative contracts.

Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Level 3 assets and liabilities principally include fixed maturities.

The Separate Account assets measured at fair value as of December 31, 2009 consist of investments in mutual funds that trade daily and are measured at fair value using end of day net asset values per share as determined by the Funds. As all assets of the account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) is presented. See Note E - Investments for the table presenting information about assets measured at fair value at December 31, 2009.

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions which represent purchases and sales of investments, are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

                                     VUL-2-9

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION - CONTINUED

POLICY LOANS - When a policy loan is made, the loan amount is transferred to American General from the policy owner's selected investment Division(s), and held as collateral. Interest on this collateral amount is credited to the policy. Loan repayments are invested in the policy owner's selected investment Division(s), after they are first used to repay all loans taken from the declared fixed interest account option.

FEDERAL INCOME TAXES - American General is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Separate Account in determining its federal income tax liability. As a result, the Separate Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

ACCUMULATION UNIT - This is a measuring unit used to calculate the policy owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

NOTE C - POLICY CHARGES

DEDUCTIONS FROM PREMIUM PAYMENTS - Certain jurisdictions require that a deduction be made from each premium payment for premium taxes. The amount of such deduction varies and may be up to 3.5% of the premium. With respect to the EquiBuilder III, American General makes a sales expense deduction equal to 5% of each premium paid during any policy year up to a "target" premium, which is based on the annual premium for a fixed whole life insurance policy on the life of the insured person (no sales expense deduction is made for premiums in excess of the target premium paid during that policy year). The balance remaining after any such deduction, the net premium, is placed by American General in a policy account established for each policy owner.

MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGES - Deductions for administrative expenses and mortality and expense risks assumed by American General are assessed through the daily unit value calculation at an annual rate of 0.75% and paid to American General from the daily net asset value of the Divisions.

MONTHLY ADMINISTRATIVE CHARGE - American General makes a monthly charge against each policy account for the administrative expenses (currently $6 per month plus an additional charge of $24 per month for each of the first 12 months a policy is in effect). The administrative expenses are paid by redemption of units outstanding. Administrative expenses are included with withdrawals in the Statement of Changes in Net Assets under principal transactions.

COST OF INSURANCE CHARGE - American General makes a monthly charge against each policy for cost of insurance, based on the insured person's age, sex, risk class, amount of insurance and additional benefits, if any. Since determination of both the insurance rate and American General's net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person are among the variables included in the calculation for the monthly cost of insurance deduction. The cost of insurance charges are paid by redemption of units outstanding. Cost of insurance charges are included in the Statement of Changes in Net Assets under principal transactions.

FACE AMOUNT INCREASE CHARGE - American General charges for an increase in the face amount of insurance. The current charge is $1.50 for each $1,000 increase in the face amount of insurance up to a maximum charge of $300. The face amount increase charge is paid by redemption of units outstanding. The face amount increase charge is included with cost of insurance in the Statement of Changes in Net Assets under principal transactions.

                                    VUL-2-10

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE C - POLICY CHARGES - CONTINUED

TRANSFER CHARGES - American General may charge for a transfer between investment Divisions in any policy year in which four transfers have already been made (up to $25 for each additional transfer in a given policy year). Transfer requests are subject to American General's published rules concerning market timing. A policy owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. The transfer charges are paid by redemption of units outstanding. Transfer charges are included with net transfers from (to) other divisions or fixed rate option in the Statement of Changes in Net Assets under principal transactions.

OPTIONAL RIDER CHARGES - American General deducts monthly charges, if the policy owner selects additional benefit riders for certain policies. The charges for any rider selected will vary by policy within a range based on either the personal characteristics of the insured person or the specific coverage chosen under the rider. The rider charges are paid by redemption of units outstanding. Optional rider charges are included with cost of insurance in the Statement of Changes in Net Assets under principal transactions.

SURRENDER CHARGE - During the first ten years a policy is in effect, a surrender charge may be deducted from a policy account by American General if the policy is surrendered for its net cash surrender value, the face amount of the policy is reduced or the policy is permitted to lapse. The maximum surrender charge is equal to 50% of one "target" premium. This maximum will not vary with the amount of premiums paid or when premiums are paid. At the end of the sixth policy year, and at the end of each of the four succeeding policy years, the maximum surrender charge will decrease by 20%. The current surrender charges for EquiBuilder II and EquiBuilder III policies will equal 30% and 25%, respectively, of premium payments made during the first policy year up to one "target" premium and 9% of any additional premiums paid during the first ten policy years. The surrender charges are paid by redemption of units outstanding. Surrender and partial withdrawal charges are included with withdrawals in the Statement of Changes in Net Assets under principal transactions.

POLICY LOAN - A loan may be requested against a policy while the policy has a net cash surrender value. The daily interest charge on the loan is paid to American General for the expenses of administering and providing policy loans. The interest charge is collected through any loan repayment from the policyholder.

                                    VUL-2-11

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE D - SECURITY PURCHASES AND SALES

For the year ended December 31, 2009, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                Cost of   Proceeds from
Divisions                                                      Purchases      Sales
------------------------------------------------------------  ----------  -------------
Fidelity VIP Asset Manager Portfolio - Initial Class          $  504,452    $2,858,538
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class     320,970     1,230,589
Fidelity VIP Contrafund Portfolio - Initial Class                819,119     6,885,654
Fidelity VIP Equity-Income Portfolio - Initial Class           1,021,060     6,536,229
Fidelity VIP Growth Portfolio - Initial Class                    784,691     8,340,002
Fidelity VIP High Income Portfolio - Initial Class               442,858       458,690
Fidelity VIP Index 500 Portfolio - Initial Class               1,934,203     5,609,627
Fidelity VIP Investment Grade Bond Portfolio - Initial Class     948,480     1,028,093
Fidelity VIP Money Market Portfolio - Initial Class            3,347,704     3,768,919
Fidelity VIP Overseas Portfolio - Initial Class                  529,544     2,193,342
MFS VIT Core Equity Series - Initial Class                       310,721     1,172,106
MFS VIT Growth Series - Initial Class                            268,949     2,142,738
MFS VIT Investors Trust Series - Initial Class                   126,047       552,097
MFS VIT Research Series - Initial Class                          188,415       895,732
MFS VIT Total Return Series - Initial Class                      389,134     1,610,295
MFS VIT Utilities Series - Initial Class                         706,996     2,193,451

                                    VUL-2-12

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE E - INVESTMENTS

The following is a summary of fund shares owned as of December 31, 2009.

                                                                         Net Asset Value  Value of Shares at  Cost of Shares   Level
Divisions                                                     Shares        Per Share         Fair Value           Held         (a)
------------------------------------------------------------  ---------  ---------------  ------------------  --------------  ------
Fidelity VIP Asset Manager Portfolio - Initial Class          1,265,143       $ 13.00         $16,446,859       $18,017,776      1
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class    704,394         12.66           8,917,630         8,582,627      1
Fidelity VIP Contrafund Portfolio - Initial Class             1,981,914         20.62          40,867,074        49,334,704      1
Fidelity VIP Equity-Income Portfolio - Initial Class          2,179,241         16.81          36,633,036        49,295,009      1
Fidelity VIP Growth Portfolio - Initial Class                 1,537,829         30.04          46,196,386        59,319,231      1
Fidelity VIP High Income Portfolio - Initial Class              558,179          5.29           2,952,768         3,253,832      1
Fidelity VIP Index 500 Portfolio - Initial Class                296,103        119.62          35,419,860        38,777,403      1
Fidelity VIP Investment Grade Bond Portfolio - Initial Class    405,022         12.48           5,054,672         5,055,532      1
Fidelity VIP Money Market Portfolio - Initial Class           6,424,551          1.00           6,424,551         6,424,551      1
Fidelity VIP Overseas Portfolio - Initial Class                 809,136         15.05          12,177,494        13,838,946      1
MFS VIT Core Equity Series - Initial Class                      515,474         13.49           6,953,740         6,183,034      1
MFS VIT Growth Series - Initial Class                           591,246         21.43          12,670,396         9,204,345      1
MFS VIT Investors Trust Series - Initial Class                  172,373         18.24           3,144,077         2,974,491      1
MFS VIT Research Series - Initial Class                         320,001         16.57           5,302,414         4,343,545      1
MFS VIT Total Return Series - Initial Class                     341,150         17.48           5,963,294         6,761,100      1
MFS VIT Utilities Series - Initial Class                        500,713         22.92          11,476,352        11,543,913      1

(a) Represents the level within the fair value hierarchy under which the portfolio is classified as described in Note B to the financial statements.

                                    VUL-2-13

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the years ended December 31, 2009 and 2008.

                                                              Accumulation Units  Accumulation Units  Net Increase
Divisions                                                           Issued             Redeemed        (Decrease)
------------------------------------------------------------  ------------------  ------------------  ------------
2009
Fidelity VIP Asset Manager Portfolio - Initial Class                 6,406             (16,845)         (10,439)
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class         6,023             (11,761)          (5,738)
Fidelity VIP Contrafund Portfolio - Initial Class                   13,657             (35,806)         (22,149)
Fidelity VIP Equity-Income Portfolio - Initial Class                13,274             (32,373)         (19,099)
Fidelity VIP Growth Portfolio - Initial Class                       23,213             (50,595)         (27,382)
Fidelity VIP High Income Portfolio - Initial Class                   2,605              (3,845)          (1,240)
Fidelity VIP Index 500 Portfolio - Initial Class                    19,089             (39,694)         (20,605)
Fidelity VIP Investment Grade Bond Portfolio - Initial Class         3,454              (5,536)          (2,082)
Fidelity VIP Money Market Portfolio - Initial Class                 23,027             (25,435)          (2,408)
Fidelity VIP Overseas Portfolio - Initial Class                      6,233             (15,640)          (9,407)
MFS VIT Core Equity Series - Initial Class                          10,512             (20,610)         (10,098)
MFS VIT Growth Series - Initial Class                               16,687             (35,510)         (18,823)
MFS VIT Investors Trust Series - Initial Class                       3,887              (8,975)          (5,088)
MFS VIT Research Series - Initial Class                              7,340             (15,521)          (8,181)
MFS VIT Total Return Series - Initial Class                          5,275             (15,784)         (10,509)
MFS VIT Utilities Series - Initial Class                             5,371             (15,377)         (10,006)

2008
Fidelity VIP Asset Manager Portfolio - Initial Class                 6,693             (18,942)         (12,249)
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class         5,760             (12,208)          (6,448)
Fidelity VIP Contrafund Portfolio - Initial Class                   13,481             (38,149)         (24,668)
Fidelity VIP Equity-Income Portfolio - Initial Class                12,486             (32,850)         (20,364)
Fidelity VIP Growth Portfolio - Initial Class                       20,778             (47,741)         (26,963)
Fidelity VIP High Income Portfolio - Initial Class                   2,222              (5,494)          (3,272)
Fidelity VIP Index 500 Portfolio - Initial Class                    19,175             (42,155)         (22,980)
Fidelity VIP Investment Grade Bond Portfolio - Initial Class         3,977              (6,997)          (3,020)
Fidelity VIP Money Market Portfolio - Initial Class                 28,169             (19,817)           8,352
Fidelity VIP Overseas Portfolio - Initial Class                      5,824             (15,179)          (9,355)
MFS VIT Core Equity Series - Initial Class                          10,762             (22,735)         (11,973)
MFS VIT Growth Series - Initial Class                               17,511             (39,544)         (22,033)
MFS VIT Investors Trust Series - Initial Class                       4,178              (9,193)          (5,015)
MFS VIT Research Series - Initial Class                              7,611             (17,494)          (9,883)
MFS VIT Total Return Series - Initial Class                          6,380             (14,575)          (8,195)
MFS VIT Utilities Series - Initial Class                             5,626             (15,669)         (10,043)

                                    VUL-2-14

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2009, 2008, 2007, 2006, and 2005, are as follows:

                                                                                                Investment
                                                                                                  Income     Expense     Total
Divisions                                                      Units   Unit Value   Net Assets   Ratio (a)  Ratio (b)  Return (c)
------------------------------------------------------------  -------  ----------  -----------  ----------  ---------  ----------
2009
Fidelity VIP Asset Manager Portfolio - Initial Class           55,754    $294.99   $16,446,859     2.24%      0.75%       28.15%
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class   42,287     210.88     8,917,630     1.49%      0.75%       31.91%
Fidelity VIP Contrafund Portfolio - Initial Class             117,848     346.78    40,867,075     1.29%      0.75%       34.70%
Fidelity VIP Equity-Income Portfolio - Initial Class           94,800     386.42    36,633,036     2.09%      0.75%       29.24%
Fidelity VIP Growth Portfolio - Initial Class                 142,186     324.90    46,196,386     0.41%      0.75%       27.33%
Fidelity VIP High Income Portfolio - Initial Class             15,025     196.53     2,952,767     8.16%      0.75%       42.88%
Fidelity VIP Index 500 Portfolio - Initial Class              121,348     291.89    35,419,860     2.35%      0.75%       25.66%
Fidelity VIP Investment Grade Bond Portfolio - Initial Class   19,254     262.52     5,054,671     8.74%      0.75%       14.86%
Fidelity VIP Money Market Portfolio - Initial Class            36,916     174.03     6,424,551     0.76%      0.75%       -0.03%
Fidelity VIP Overseas Portfolio - Initial Class                49,974     243.67    12,177,493     1.95%      0.75%       25.58%
MFS VIT Core Equity Series - Initial Class                     62,613     111.06     6,953,740     1.64%      0.75%       31.44%
MFS VIT Growth Series - Initial Class                         106,306     119.19    12,670,396     0.31%      0.75%       36.65%
MFS VIT Investors Trust Series - Initial Class                 29,133     107.92     3,144,077     1.58%      0.75%       25.95%
MFS VIT Research Series - Initial Class                        47,916     110.66     5,302,414     1.42%      0.75%       29.57%
MFS VIT Total Return Series - Initial Class                    38,556     154.66     5,963,295     3.84%      0.75%       17.15%
MFS VIT Utilities Series - Initial Class                       49,180     233.36    11,476,352     4.82%      0.75%       32.22%

2008
Fidelity VIP Asset Manager Portfolio - Initial Class           66,193     230.19    15,237,184     2.60%      0.75%      -29.25%
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class   48,025     159.86     7,677,461     1.92%      0.75%      -36.29%
Fidelity VIP Contrafund Portfolio - Initial Class             139,997     257.45    36,042,683     0.95%      0.75%      -42.94%
Fidelity VIP Equity-Income Portfolio - Initial Class          113,899     299.01    34,056,595     2.42%      0.75%      -43.08%
Fidelity VIP Growth Portfolio - Initial Class                 169,568     255.17    43,268,210     0.80%      0.75%      -47.56%
Fidelity VIP High Income Portfolio - Initial Class             16,265     137.54     2,237,102     8.66%      0.75%      -25.55%
Fidelity VIP Index 500 Portfolio - Initial Class              141,953     232.28    32,972,935     2.11%      0.75%      -37.47%
Fidelity VIP Investment Grade Bond Portfolio - Initial Class   21,336     228.56     4,876,542     4.32%      0.75%       -3.97%
Fidelity VIP Money Market Portfolio - Initial Class            39,324     174.09     6,845,766     2.98%      0.75%        2.25%
Fidelity VIP Overseas Portfolio - Initial Class                59,381     194.03    11,521,843     2.54%      0.75%      -44.23%
MFS VIT Core Equity Series - Initial Class                     72,711      84.49     6,143,530     0.82%      0.75%      -39.61%
MFS VIT Growth Series - Initial Class *                       125,129      87.22    10,914,213     0.24%      0.75%      -37.89%
MFS VIT Investors Trust Series - Initial Class                 34,221      85.69     2,932,251     0.90%      0.75%      -33.58%
MFS VIT Research Series - Initial Class                        56,097      85.41     4,791,043     0.56%      0.75%      -36.56%
MFS VIT Total Return Series - Initial Class                    49,065     132.03     6,477,816     3.34%      0.75%      -22.71%
MFS VIT Utilities Series - Initial Class                       59,186     176.49    10,445,567     1.62%      0.75%      -38.14%

2007
Fidelity VIP Asset Manager Portfolio - Initial Class           78,442     325.37    25,522,359     6.04%      0.75%       14.64%
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class   54,473     250.93    13,668,698     4.20%      0.75%       18.07%
Fidelity VIP Contrafund Portfolio - Initial Class             164,665     451.23    74,301,652     0.93%      0.75%       16.71%
Fidelity VIP Equity-Income Portfolio - Initial Class          134,263     525.34    70,534,041     1.81%      0.75%        0.77%
Fidelity VIP Growth Portfolio - Initial Class                 196,531     486.62    95,635,278     0.83%      0.75%       26.01%
Fidelity VIP High Income Portfolio - Initial Class             19,537     184.74     3,609,252     8.09%      0.75%        2.01%
Fidelity VIP Index 500 Portfolio - Initial Class              164,933     371.47    61,267,283     3.64%      0.75%        4.65%
Fidelity VIP Investment Grade Bond Portfolio - Initial Class   24,356     238.01     5,797,124     4.32%      0.75%        3.56%
Fidelity VIP Money Market Portfolio - Initial Class            30,972     170.25     5,273,013     5.47%      0.75%        4.42%
Fidelity VIP Overseas Portfolio - Initial Class                68,736     347.89    23,912,244     3.36%      0.75%       16.43%
MFS VIT Core Equity Series - Initial Class *                   84,684     139.91    11,848,299     0.35%      0.75%       10.31%
MFS VIT Emerging Growth Series - Initial Class                147,162     140.42    20,665,107     0.00%      0.75%       20.26%
MFS VIT Investors Trust Series - Initial Class                 39,236     129.01     5,061,773     0.85%      0.75%        9.48%
MFS VIT Research Series - Initial Class                        65,980     134.64     8,883,295     0.71%      0.75%       12.35%
MFS VIT Total Return Series - Initial Class                    57,260     170.83     9,781,589     2.65%      0.75%        3.43%
MFS VIT Utilities Series - Initial Class                       69,229     285.28    19,749,835     0.97%      0.75%       26.94%

                                    VUL-2-15

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2009, 2008, 2007, 2006, and 2005, are as follows:

                                                                                                Investment
                                                                                                  Income     Expense     Total
Divisions                                                      Units   Unit Value   Net Assets   Ratio (a)  Ratio (b)  Return (c)
------------------------------------------------------------  -------  ----------  -----------  ----------  ---------  ----------
2006
Fidelity VIP Asset Manager Portfolio - Initial Class           89,262    $283.83   $25,334,952     2.74%      0.75%       6.52%
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class   59,402     212.52    12,623,953     2.03%      0.75%       6.19%
Fidelity VIP Contrafund Portfolio - Initial Class             179,149     386.63    69,263,854     1.28%      0.75%      10.88%
Fidelity VIP Equity-Income Portfolio - Initial Class          148,334     521.34    77,332,428     3.28%      0.75%      19.30%
Fidelity VIP Growth Portfolio - Initial Class                 219,352     386.17    84,707,209     0.39%      0.75%       6.05%
Fidelity VIP High Income Portfolio - Initial Class             21,311     181.09     3,859,259     7.58%      0.75%      10.41%
Fidelity VIP Index 500 Portfolio - Initial Class              182,332     354.97    64,722,641     1.69%      0.75%      14.87%
Fidelity VIP Investment Grade Bond Portfolio - Initial Class   26,917     229.83     6,186,282     4.03%      0.75%       3.57%
Fidelity VIP Money Market Portfolio - Initial Class            30,716     163.05     5,008,133     4.82%      0.75%       4.09%
Fidelity VIP Overseas Portfolio - Initial Class                72,372     298.79    21,624,346     0.84%      0.75%      17.20%
MFS VIT Capital Opportunities Series - Initial Class           92,719     126.83    11,759,592     0.44%      0.75%      12.95%
MFS VIT Emerging Growth Series - Initial Class                163,219     116.76    19,058,118     0.00%      0.75%       7.09%
MFS VIT Investors Trust Series - Initial Class                 42,946     117.84     5,060,765     0.49%      0.75%      12.15%
MFS VIT Research Series - Initial Class                        74,213     119.83     8,893,042     0.50%      0.75%       9.65%
MFS VIT Total Return Series - Initial Class                    60,382     165.16     9,972,676     2.29%      0.75%      11.06%
MFS VIT Utilities Series - Initial Class                       71,460     224.75    16,060,345     1.92%      0.75%      30.29%

2005
Fidelity VIP Asset Manager Portfolio - Initial Class          100,547     266.46    26,791,644     2.68%      0.75%       3.27%
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class   65,118     200.13    13,032,156     2.31%      0.75%       3.12%
Fidelity VIP Contrafund Portfolio - Initial Class             190,888     348.68    66,558,226     0.28%      0.75%      16.07%
Fidelity VIP Equity-Income Portfolio - Initial Class          160,489     437.01    70,134,844     1.59%      0.75%       5.08%
Fidelity VIP Growth Portfolio - Initial Class                 238,718     364.13    86,923,336     0.49%      0.75%       5.01%
Fidelity VIP High Income Portfolio - Initial Class             23,873     164.02     3,915,571    14.83%      0.75%       1.94%
Fidelity VIP Index 500 Portfolio - Initial Class              196,993     309.03    60,876,471     1.73%      0.75%       4.04%
Fidelity VIP Investment Grade Bond Portfolio - Initial Class   29,456     221.90     6,536,404     3.71%      0.75%       1.43%
Fidelity VIP Money Market Portfolio - Initial Class            35,141     156.64     5,504,422     3.01%      0.75%       2.27%
Fidelity VIP Overseas Portfolio - Initial Class                73,478     254.94    18,732,657     0.61%      0.75%      18.16%
MFS VIT Capital Opportunities Series - Initial Class          103,768     112.29    11,651,802     0.74%      0.75%       0.93%
MFS VIT Emerging Growth Series - Initial Class                175,684     109.03    19,155,621     0.00%      0.75%       8.38%
MFS VIT Investors Trust Series - Initial Class                 45,755     105.07     4,807,502     0.54%      0.75%       6.51%
MFS VIT Research Series - Initial Class                        81,415     109.28     8,897,145     0.46%      0.75%       7.00%
MFS VIT Total Return Series - Initial Class                    63,631     148.71     9,462,715     1.99%      0.75%       2.05%
MFS VIT Utilities Series - Initial Class                       68,498     172.50    11,816,045     0.58%      0.75%      15.97%

(a) These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund in which the Divisions invest.

(b) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the years indicated, including changes in the value of the underlying Division, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include policy charges deducted directly from account values.

*    Fund Name Changes

2007

- Effective May 1, 2007, MFS VIT Capital Opportunities Series - Initial Class changed its name to MFS VIT Core Equity Series - Initial Class.

2008

- Effective May 1, 2008, MFS VIT Emerging Growth Series - Initial Class changed its name to MFS VIT Growth Series - Initial Class.

                                    VUL-2-16

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE H - EVENTS RELATED TO AIG

In September 2008, AIG entered into an $85 billion revolving credit facility (the "Fed Facility") and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("New York Fed"). Pursuant to the Fed Facility, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock, with the payments attributable to the Series C Preferred Stock being approximately 79.8 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred Stock as converted and (ii) to the extent permitted by law, vote with AIG's common stock on all matters submitted to AIG shareholders and hold approximately 79.8 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as converted. The Series C Preferred Stock will remain outstanding even if the Fed Facility is repaid in full or otherwise terminates. The Fed Facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. The Company is not a guarantor of the Fed Facility obligations and it has not pledged any assets to secure those obligations.

On March 2, 2009, AIG and the New York Fed announced their intent to enter into a transaction pursuant to which AIG will transfer to the New York Fed preferred equity interests in newly-formed special purpose vehicles ("SPVs"), in settlement of a portion of the outstanding balance of the Fed Facility. Each SPV will have (directly or indirectly) as its only asset 100 percent of the common stock of an operating subsidiary of AIG (American International Assurance Company, Limited, together with American International Assurance Company (Bermuda) Limited ("AIA") in one case and American Life Insurance Company ("ALICO") in the other). AIG expects to own the common interests of each SPV. In exchange for the preferred equity interests received by the New York Fed, there would be a concurrent substantial reduction in the outstanding balance and maximum available amount to be borrowed on the Fed Facility. On June 25, 2009, AIG and the New York Fed entered into definitive agreements with respect to these transactions. These transactions closed on December 1, 2009. In exchange for the preferred interests received by the New York Fed, there was a $25 billion reduction in the outstanding balance and maximum amount available to be borrowed under the Fed Facility.

On March 2, 2009, AIG and the New York Fed also announced their intent to enter into a securitization transaction pursuant to which AIG will issue to the New York Fed senior certificates in one or more newly-formed SPVs backed by inforce blocks of life insurance policies in settlement of a portion of the outstanding balance of the Fed Facility. This transaction is no longer being pursued by AIG.

On April 17, 2009, AIG entered into an exchange agreement with the U.S. Department of the Treasury pursuant to which, among other things, the U.S. Department of the Treasury exchanged 4,000,000 shares of the Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock") for 400,000 shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series E Preferred Stock"). The exchange agreement permits the U.S. Department of the Treasury in certain circumstances to exchange a 10-year warrant to purchase 2,689,938.3 shares of common stock (the "Warrant") for 2,689,938.3 shares of Series C Preferred Stock. The Series D Preferred Stock and the Warrant were issued and sold by AIG pursuant to an agreement entered into on November 25, 2008, with the U.S. Department of the Treasury.

                                    VUL-2-17

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE H - EVENTS RELATED TO AIG - CONTINUED

On April 17, 2009, AIG and the New York Fed amended the terms of the Fed Facility to, among other things, remove the minimum 3.5 percent LIBOR rate. AIG also entered into a purchase agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury 300,000 shares of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series F Preferred Stock"), each share with a zero initial liquidation preference, and a warrant to purchase up to 150 shares of common stock, par value $2.50 per share. Pursuant to the purchase agreement, the U.S. Department of the Treasury has committed for five years to provide immediately available funds in an amount up to $29.835 billion so long as (i) AIG is not a debtor in a pending case under Title 11 of the United States Code and (ii) the AIG Credit Facility Trust and the U.S. Department of the Treasury in the aggregate own more than 50 percent of the aggregate voting power of AIG's voting securities. The liquidation preference of AIG's Series F Preferred Stock will increase, on a pro rata basis, by the amount of any draw down on the commitment. The amount of funds available under the commitment will be decreased by the aggregate amount of financial assistance that the U.S. Department of the Treasury provides to AIG, its subsidiaries or any special purpose vehicle established by or for the benefit of AIG or any of its subsidiaries after April 17, 2009, unless otherwise specified by the U.S. Department of the Treasury, in its sole discretion, under the terms of such financial assistance.

Since September 2008, AIG has been working to protect and enhance the value of its key businesses, execute an orderly asset disposition plan and position itself for the future. AIG continually reassesses this plan to maximize value while maintaining flexibility in its liquidity and capital, and expects to accomplish these objectives over a longer time frame than originally contemplated. AIG has decided to retain the companies included in its Life Insurance & Retirement Services operations (including the Company and its subsidiaries) and will continue to own these companies for the foreseeable future.

In connection with the preparation of its annual report on Form 10-K for the fiscal year ended December 31, 2009, management of AIG assessed whether AIG has the ability to continue as a going concern for the next twelve months. Based on the U.S. government's continuing commitment, the already completed transactions and the other expected transactions with the New York Fed, plans of AIG's management to stabilize AIG's businesses and dispose of certain assets, and after consideration of the risks and uncertainties of such plans, management of AIG believes that it will have adequate liquidity to finance and operate AIG's businesses, execute its asset disposition plan and repay its obligations during this period. It is possible that the actual outcome of one or more of the plans of AIG's management could be materially different, or that one or more of the significant judgments or estimates of AIG's management about the potential effects of these risks and uncertainties could prove to be materially incorrect, or that the transactions with the New York Fed previously discussed fail to achieve the desired objectives. If one or more of these possible outcomes is realized and financing is not available, AIG may need additional U.S. government support to meet its obligations as they come due. Without additional support from the U.S. government, in the future there could be substantial doubt about AIG's ability to continue as a going concern. If AIG were not able to continue as a going concern, management believes this could have a material effect upon the Company and its operations.

On March 1, 2010, AIG announced a definitive agreement for the sale of the AIA Group, Limited, one of the world's largest pan-Asian life insurance companies, to Prudential plc for approximately $35.5 billion, including approximately $25 billion in cash, $8.5 billion in face value of equity and equity-linked securities, and $2.0 billion in face value of preferred stock of Prudential plc, subject to closing adjustments. The cash portion of the proceeds from the sale will be used to redeem the preferred interests of the special purpose vehicle held by the New York Fed with a liquidation preference of approximately $16 billion and to repay approximately $9 billion under the Fed Facility.

On March 8, 2010, AIG announced a definitive agreement for the sale of American Life Insurance Company, one of the world's largest and most diversified international life insurance companies, to MetLife, Inc. (MetLife) for approximately $15.5 billion, including $6.8 billion in cash and the remainder in equity securities of MetLife, subject to closing adjustments. The cash portion of the proceeds from this sale will be used to reduce the liquidation preference of the preferred interests of the special purpose vehicle held by the New York Fed.

                                    VUL-2-18

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE H - EVENTS RELATED TO AIG - CONTINUED

American International Group closed the sale of a portion of its asset management business to Pacific Century Group at the end of March 2010, and the divested portion of the asset management business has been branded as PineBridge Investments. In connection with the closing of the sale, the Company's investment advisory agreement previously entered into with AIG Global Investment Corp. was assigned to AIG Asset Management (U.S.), LLC ("AMG"), an American International Group affiliate, and the majority of the Company's invested assets are currently managed by AMG.

Additional information on AIG is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC"). Information regarding AIG as described above is qualified by regulatory filings AIG files from time to time with the SEC.


                                    VUL-2-19

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                         Page
                                                                        Numbers
                                                                        -------
Report of Independent Registered Public Accounting Firm................    1
Consolidated Balance Sheets - December 31, 2009 and 2008............... 2 to 3
Consolidated Statements of Income (Loss) - Years Ended December 31,
  2009, 2008 and 2007..................................................    4
Consolidated Statements of Comprehensive Income (Loss) - Years Ended
  December 31, 2009, 2008 and 2007.....................................    5
Consolidated Statements of Shareholder's Equity - Years Ended
  December 31, 2009, 2008 and 2007.....................................    6
Consolidated Statements of Cash Flows - Years Ended December 31, 2009,
  2008 and 2007........................................................ 7 to 8
Notes to Consolidated Financial Statements............................. 9 to 61

[LOGO] PRICEWATERHOUSECOOPERS LLP

                                                     PRICEWATERHOUSECOOPERS LLP
                                                                 1201 LOUISIANA
                                                                     SUITE 2900
                                                          HOUSTON TX 77002-5678
                                                       TELEPHONE (713) 356 4000
                                                       FACSIMILE (713) 356 4717

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of American General Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income (loss), of comprehensive income (loss), of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of American General Life Insurance Company and its subsidiaries (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc., at December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for other-than-temporary impairments of fixed maturity securities as of April 1, 2009, as well as the classification of non-controlling interests in partially owned consolidated subsidiaries as of January 1, 2009.

PRICEWATERHOUSECOOPERS LLP

April 30, 2010

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS

                                                                   December 31,
                                                             ------------------------
                                                                 2009        2008
                                                             ------------ -----------
                                                                  (In Thousands)
ASSETS
Investments:
   Fixed maturity securities, available for sale, at fair
     value (cost: 2009 - $49,014,624; 2008 - $45,159,888)... $ 49,380,541 $42,684,377
   Hybrid securities, at fair value (cost: 2009 - $55,519;
     2008 - $13,940)........................................       54,554      11,938
   Fixed maturity securities, trading, at fair value........      307,941     327,675
   Equity securities, available for sale, at fair
     value (cost: 2009 - $70,286; 2008 - $82,214)...........      121,658      81,193
   Equity securities, trading, at fair value................        1,000       1,000
   Mortgage and other loans receivable, (net of allowance:
     2009 - $145,175; 2008 - $5,656)........................    6,309,872   6,649,204
   Policy loans.............................................    1,853,297   1,959,988
   Investment real estate...................................       79,533      83,752
   Partnerships and other invested assets...................    2,553,335   3,393,273
   Aircraft (net of accumulated depreciation: 2009 -
     $351,971; 2008 - $291,182).............................      745,860     791,506
   Short-term investments...................................    6,581,143   3,174,178
   Derivative assets, at fair value.........................       38,023     151,675
                                                             ------------ -----------
Total investments...........................................   68,026,757  59,309,759
Cash and cash equivalents...................................      120,526     246,282
Restricted cash.............................................       35,648      48,701
Investment in AIG (cost: 2009 - $9,858;2008 - $9,858).......        3,236       3,389
Accrued investment income...................................      765,825     747,529
Amounts due from related parties............................       29,334     134,643
Reinsurance receivables.....................................    1,095,085   1,092,242
Deferred policy acquisition costs and value of business
  acquired..................................................    6,316,956   6,978,697
Deferred sales inducements..................................      216,087     192,429
Other assets................................................      370,568     408,415
Separate account assets, at fair value......................   24,982,861  20,696,934
                                                             ------------ -----------
TOTAL ASSETS................................................ $101,962,883 $89,859,020
                                                             ============ ===========

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                    CONSOLIDATED BALANCE SHEETS (Continued)

                                                                                                  December 31,
                                                                                           --------------------------------
                                                                                               2009              2008
                                                                                             ------------     -----------
                                                                                           (In Thousands, except share data)
LIABILITIES AND EQUITY
Liabilities:
   Future policy benefits................................................................. $ 14,563,809      $14,173,193
   Policyholder contract deposits.........................................................   46,152,989       45,413,832
   Policy claims and benefits payable.....................................................      423,886          376,278
   Other policyholders' funds.............................................................    2,017,948        1,973,315
   Income taxes payable to parent.........................................................    1,608,412          319,475
   Amounts due to related parties.........................................................      181,666          292,499
   Derivative liabilities.................................................................       42,232           16,251
   Other liabilities......................................................................    1,258,278        1,140,719
   Separate account liabilities...........................................................   24,982,861       20,696,934
                                                                                             ------------     -----------
TOTAL LIABILITIES.........................................................................   91,232,081       84,402,496
                                                                                             ------------     -----------
Commitments and contingent liabilities (see Note 11)

AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S EQUITY:
   Preferred stock, $100 par value, 8,500 shares authorized, issued and outstanding.......          850              850
   Common stock, $10 par value, 600,000 shares authorized, issued and outstanding.........        6,000            6,000
   Additional paid-in capital.............................................................   13,198,758       11,940,577
   Accumulated deficit....................................................................   (3,086,569)      (5,284,507)
   Accumulated other comprehensive income (loss)..........................................      481,417       (1,342,945)
                                                                                             ------------     -----------
TOTAL AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S EQUITY................................   10,600,456        5,319,975
                                                                                             ------------     -----------
NONCONTROLLING INTERESTS..................................................................      130,346          136,549
                                                                                             ------------     -----------
TOTAL EQUITY..............................................................................   10,730,802        5,456,524
                                                                                             ------------     -----------
TOTAL LIABILITIES AND EQUITY.............................................................. $101,962,883      $89,859,020
                                                                                             ============     ===========

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                   CONSOLIDATED STATEMENTS OF INCOME (LOSS)

                                                                                               Years ended December 31,
                                                                                        -------------------------------------
                                                                                            2009         2008         2007
                                                                                        -----------  ------------  ----------
                                                                                                    (In Thousands)
REVENUES:
   Premiums and other considerations................................................... $ 1,038,005  $  1,818,093  $1,703,477
   Net investment income...............................................................   3,840,655     3,262,276   4,161,552
   Net realized investment losses:
       Total other-than-temporary impairments on available for sale securities.........    (900,586)   (4,975,917)   (510,622)
       Portion of other-than-temporary impairments on available for sale fixed maturity securities recognized in accumulated other comprehensive income
         (loss)........................................................................    (195,830)           --          --
                                                                                        -----------  ------------  ----------
       Net other-than-temporary impairments on available for sale securities
         recognized in net income (loss)...............................................  (1,096,416)   (4,975,917)   (510,622)
       Other realized investment losses................................................    (161,218)   (8,192,025)   (295,186)
                                                                                        -----------  ------------  ----------
          Total net realized investment losses.........................................  (1,257,634)  (13,167,942)   (805,808)
   Insurance charges...................................................................   1,067,396       799,493     689,241
   Other...............................................................................     585,150       868,740     968,323
                                                                                        -----------  ------------  ----------
TOTAL REVENUES.........................................................................   5,273,572    (6,419,340)  6,716,785
                                                                                        -----------  ------------  ----------
BENEFITS AND EXPENSES:
   Policyholder benefits...............................................................   2,209,692     2,868,054   2,769,347
   Interest credited on policyholder contract deposits.................................   1,843,080     1,775,009   1,778,649
   Amortization of deferred policy acquisition costs and value of business acquired....     517,481       (29,134)    382,912
   Amortization of deferred sales inducements..........................................      13,021        (3,834)      7,664
   Other operating expenses............................................................     685,067       852,032     761,019
                                                                                        -----------  ------------  ----------
TOTAL BENEFITS AND EXPENSES............................................................   5,268,341     5,462,127   5,699,591
                                                                                        -----------  ------------  ----------
INCOME (LOSS) BEFORE INCOME TAX EXPENSE (BENEFIT)......................................       5,231   (11,881,467)  1,017,194
INCOME TAX EXPENSE (BENEFIT):
   Current.............................................................................     (13,587)     (995,291)    124,176
   Deferred............................................................................     204,868     1,215,827     117,097
                                                                                        -----------  ------------  ----------
TOTAL INCOME TAX EXPENSE...............................................................     191,281       220,536     241,273
                                                                                        -----------  ------------  ----------
NET INCOME (LOSS)......................................................................    (186,050)  (12,102,003)    775,921
LESS: NET INCOME (LOSS) ATTRIBUTABLE TO NONCONTROLLING INTERESTS.......................      (6,203)       14,770       8,536
                                                                                        -----------  ------------  ----------
NET INCOME (LOSS) ATTRIBUTABLE TO AMERICAN GENERAL LIFE INSURANCE...................... $  (179,847) $(12,116,773) $  767,385
                                                                                        ===========  ============  ==========

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

                                                                                        Years ended December 31,
                                                                                 --------------------------------------
                                                                                     2009         2008          2007
                                                                                 -----------  ------------  -----------
                                                                                             (In Thousands)
NET INCOME (LOSS)............................................................... $  (186,050) $(12,102,003) $   775,921
OTHER COMPREHENSIVE INCOME (LOSS):
   Net unrealized gains of fixed maturity investments on which other-than-temporary credit impairments were taken - net of
     reclassification adjustments...............................................     537,780            --           --
   Deferred income tax expense on above changes.................................    (191,473)           --           --
   Net unrealized gains (losses) on all other invested assets arising during
     the current period - net of reclassification adjustments...................   5,389,065    (1,841,585)  (1,972,596)
   Deferred income tax (expense) benefit on above changes.......................  (1,857,708)      647,754      696,058
   Adjustment to deferred policy acquisition costs and deferred sales
     inducements................................................................    (637,466)      361,687      200,145
   Deferred income tax (expense) benefit on above changes.......................     223,313      (127,290)     (70,413)
   Retirement plan liability adjustment.........................................         157           (22)        (328)
   Deferred income tax benefit on above changes.................................          --            --           --
   Foreign currency translation adjustments.....................................       5,079         2,082          638
   Deferred income tax expense on above changes.................................      (2,000)       (1,000)          --
                                                                                 -----------  ------------  -----------
OTHER COMPREHENSIVE INCOME (LOSS)...............................................   3,466,747      (958,374)  (1,146,496)
                                                                                 -----------  ------------  -----------
COMPREHENSIVE INCOME (LOSS).....................................................   3,280,697   (13,060,377)    (370,575)
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO NONCONTROLLING INTERESTS............      (6,203)       14,770        8,536
                                                                                 -----------  ------------  -----------
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO AGL................................. $ 3,286,900  $(13,075,147) $  (379,111)
                                                                                 ===========  ============  ===========

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                              Years ended December 31,
                                                                       --------------------------------------
                                                                           2009         2008          2007
                                                                       -----------  ------------  -----------
                                                                                   (In Thousands)
PREFERRED STOCK:
   Balance at beginning and end of year............................... $       850  $        850  $       850
COMMON STOCK:
   Balance at beginning and end of year...............................       6,000         6,000        6,000
ADDITIONAL PAID-IN CAPITAL:
   Balance at beginning of year.......................................  11,940,577     3,695,488    3,675,978
       Capital contributions from Parent (see Note 12)................   1,285,711     8,245,089       19,510
       Other..........................................................     (27,530)           --           --
                                                                       -----------  ------------  -----------
   Balance at end of year.............................................  13,198,758    11,940,577    3,695,488
                                                                       -----------  ------------  -----------
RETAINED EARNINGS (ACCUMULATED DEFICIT):
   Balance at beginning of year.......................................  (5,284,507)    6,832,266    6,665,398
       Cumulative effect of accounting change, net of tax.............   2,377,785            --      (49,837)
       Net income (loss) attributable to AGL..........................    (179,847)  (12,116,773)     767,385
       Dividends......................................................          --            --     (550,680)
                                                                       -----------  ------------  -----------
   Balance at end of year.............................................  (3,086,569)   (5,284,507)   6,832,266
                                                                       -----------  ------------  -----------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
   Balance at beginning of year.......................................  (1,342,945)     (384,571)     761,925
       Cumulative effect of accounting change, net of tax.............  (1,642,385)           --           --
       Other comprehensive income (loss)..............................   3,466,747      (958,374)  (1,146,496)
                                                                       -----------  ------------  -----------
   Balance at end of year.............................................     481,417    (1,342,945)    (384,571)
                                                                       -----------  ------------  -----------
TOTAL AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S EQUITY............  10,600,456     5,319,975   10,150,033
                                                                       -----------  ------------  -----------
NONCONTROLLING INTERESTS:
   Balance at beginning of year.......................................     136,549       121,779      113,243
       Net income (loss) attributable to noncontrolling interests.....      (6,203)       14,770        8,536
                                                                       -----------  ------------  -----------
   Balance at end of year.............................................     130,346       136,549      121,779
                                                                       -----------  ------------  -----------
TOTAL EQUITY.......................................................... $10,730,802  $  5,456,524  $10,271,812
                                                                       ===========  ============  ===========

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                              Years ended December 31,
                                                                                      ---------------------------------------
                                                                                          2009         2008          2007
                                                                                      -----------  ------------  ------------
                                                                                                   (In Thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income (Loss).................................................................... $  (186,050) $(12,102,003) $    775,921
ADJUSTMENTS TO RECONCILE NET INCOME (LOSS) TO NET CASH PROVIDED BY OPERATING
  ACTIVITIES:
Interest credited in policyholder contract deposits..................................   1,843,080     1,775,009     1,778,649
Fees charged for policyholder contract deposits......................................    (917,400)     (922,394)     (883,490)
Increase in reserves due to system migration.........................................          --            --         1,000
Amortization of deferred policy acquisition costs and value of business acquired.....     539,162       (19,221)      382,024
Amortization of deferred sales inducements...........................................      13,021        (3,834)        7,473
Net realized investment losses.......................................................   1,248,808    13,167,942       805,808
Equity in income of partnerships and other invested assets...........................     168,542       453,493       (87,816)
Depreciation and amortization........................................................      31,151        30,911        29,245
Flight equipment depreciation........................................................          --        59,561        58,555
Amortization (accretion) of net premium/discount on investments......................    (427,658)     (158,757)     (176,216)
Goodwill impairment..................................................................          --        57,044            --
Provision for deferred income taxes..................................................     (14,113)      (47,597)       68,913
CHANGE IN:
   Hybrid securities, at fair value..................................................     (42,616)       79,594           662
   Trading securities, at fair value.................................................      19,734       137,484        21,601
   Accrued investment income.........................................................     (18,296)       (9,127)        9,060
   Amounts due to/from related parties...............................................     (33,063)      635,932       (44,195)
   Reinsurance receivables...........................................................      (2,843)       28,989       (53,268)
   Deferral of deferred policy acquisition costs and value of business acquired......    (496,887)     (731,997)     (729,177)
   Deferral of sales inducements.....................................................     (11,679)      (63,480)      (48,460)
   Income taxes currently receivable/payable.........................................     210,579       114,859       (37,748)
   Other assets......................................................................      22,993        82,092       (47,986)
   Future policy benefits............................................................     390,616     1,269,234     1,234,139
   Other policyholders' funds........................................................      44,632       105,126      (591,937)
   Other liabilities.................................................................     176,148      (144,281)      230,908
Other, net...........................................................................     (23,435)     (128,584)        7,908
                                                                                      -----------  ------------  ------------
       NET CASH PROVIDED BY OPERATING ACTIVITIES..................................... $ 2,534,426  $  3,665,995  $  2,711,573
                                                                                      -----------  ------------  ------------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of:
   Fixed maturity securities......................................................... $(7,785,195) $ (9,788,118) $(13,459,190)
   Equity securities.................................................................      (1,414)      (89,652)     (128,336)
   Mortgage and other loans..........................................................    (178,205)     (584,744)   (2,134,071)
   Flight equipment..................................................................          --        (8,415)      (12,238)
   Other investments, excluding short-term investments...............................  (3,182,228)   (4,563,825)   (4,620,472)
Sales of:
   Fixed maturity securities.........................................................   4,621,247     7,620,136    11,126,731
   Equity securities.................................................................      22,118       113,103        67,913
   Other investments, excluding short-term investments...............................   2,934,297     3,446,491     3,092,450
Redemptions and maturities of:
   Fixed maturity securities.........................................................   1,878,344     1,634,195     3,270,231
   Mortgage and other loans..........................................................     398,639       465,088       586,600
   Other investments, excluding short-term investments...............................     784,051       476,594       441,755
Purchases of property, equipment and software........................................      (4,497)      (19,941)      (80,239)
Sales of property, equipment and software............................................       1,571         1,876        23,148
Change in restricted cash............................................................          --       (28,677)       (1,592)
Change in short-term investments.....................................................  (3,386,555)   (2,447,631)     (606,079)
Change in securities lending collateral..............................................          --    12,654,193    (3,168,710)
                                                                                      -----------  ------------  ------------
       NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES........................... $(3,897,827) $  8,880,673  $ (5,602,099)
                                                                                      -----------  ------------  ------------

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
               CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

                                                                              Years ended December 31,
                                                                       --------------------------------------
                                                                           2009         2008          2007
                                                                       -----------  ------------  -----------
                                                                                   (In Thousands)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account deposits......................................... $ 4,601,353  $  5,331,886  $ 4,232,170
Policyholder account withdrawals......................................  (5,256,859)   (4,971,618)  (3,764,502)
Net exchanges to/(from) variable accounts.............................     714,185     1,030,895      (90,000)
Claims and annuity payments...........................................     (98,593)     (197,475)    (134,703)
Repayment of notes payable............................................          --       (67,437)     (67,391)
Security deposits on flight equipment.................................          --        32,698        8,349
Change in securities lending payable..................................          --   (20,607,521)   3,262,607
Cash overdrafts.......................................................      (2,441)      (76,851)          (6)
Cash capital contribution from Parent Company.........................   1,280,000     7,004,348       35,000
Dividend paid to Parent Company.......................................          --            --     (550,680)
                                                                       -----------  ------------  -----------
   NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES................ $ 1,237,645  $(12,521,075) $ 2,930,844
                                                                       -----------  ------------  -----------
EFFECT OF EXCHANGE RATE CHANGES ON CASH............................... $        --  $         70  $       608
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS......................    (125,756)       25,663       40,926
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD......................     246,282       220,619      179,693
                                                                       -----------  ------------  -----------
CASH AND CASH EQUIVALENTS AT END OF PERIOD............................ $   120,526  $    246,282  $   220,619
                                                                       ===========  ============  ===========
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes (received) paid.......................................... $    (3,147) $    121,655  $        --
Interest paid......................................................... $    44,181  $      1,000  $    37,352
Non-cash activity:
Capital contribution in the form of securities........................ $        --  $  1,240,741  $        --
Sales inducements credited to policyholder contract deposits.......... $    43,000  $     42,000  $    38,000
Other various non-cash contributions.................................. $     5,711  $         --  $   (15,490)

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

American General Life Insurance Company, including its wholly owned subsidiaries ("AGL" or the "Company"), is a wholly owned subsidiary of AGC Life Insurance Company ("AGC Life" or the "Parent"), and its ultimate parent is American International Group, Inc. ("AIG").

The Company offers a broad portfolio of universal life, variable universal life, whole life, term life, accident and health, structured settlements, and fixed and variable annuities throughout the United States of America. The Company serves the estate planning needs of middle- and upper-income households and the life insurance needs of small- to medium-sized businesses. The Company, through its subsidiaries American General Life Companies ("AGLC"), Integra Business Processing Solutions, Inc. ("Integra"), AIG Enterprise Services ("AIGES"), and AGL's wholly owned broker-dealer subsidiary American General Equity Services Corporation ("AGESC"), also provides support services to certain affiliated insurance companies. The financial results of The Variable Annuity Life Insurance Company ("VALIC"), a wholly owned subsidiary of the Company, are also included in these consolidated financial statements. VALIC provides tax-deferred retirement annuities and employer-sponsored retirement plans to employees of educational, healthcare, public sector, and not-for-profit organizations throughout the United States of America.

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing insurance products. The financial condition of AIG and rating downgrades that occurred late in the third quarter of 2008 and AIG's restructuring plan and related events described in Note 14 below (collectively, the "AIG Events") have also impacted the Company's operations. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. Continuing volatility in the credit markets may result in additional other-than-temporary impairments relating to the Company's fixed income investments. The Company controls its exposure to these risks by, among other things, closely monitoring and limiting prepayments and extension risk in its portfolio; maintaining a large percentage of its portfolio in liquid securities; engaging in a disciplined process of underwriting; and reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income on variable product assets held in separate accounts. Although management expects to be able to achieve its plans, no assurance can be given that one or more of the risks described above will not result in material adverse effects on the Company's financial position, results of operations and/or statutory capital and surplus.

On July 31, 2009, pursuant to a Stock Purchase Agreement dated June 12, 2009 and a Plan of Reorganization dated July 9, 2009, the Company entered into an affiliated transaction in which it purchased 100 percent of the outstanding stock of Pacific Union Assurance Company ("PACU"), a California domestic insurer, from its parent, Philippine American Life and General Insurance Company at a price of $22.5 million, representing the net book value of PACU. Effective December 31, 2009, PACU merged with AGL, the surviving entity.

In November 2009, AGL entered into an affiliated transaction in which it acquired 100 percent of the outstanding common stock of AIG Business Processing Services Inc. ("BPSI") from AIG Global Services Inc. at a price of $6.6 million, which represents the net book value of BPSI as of November 30, 2009. On December 12, 2009, BPSI was renamed Integra.

The Company's acquisitions of PACU and Integra from other affiliates represented transactions between entities under common control. Assets, liabilities, and equity transferred between entities under common control are accounted for at historical cost, while the aggregate purchase price represented a capital transaction that reduced additional paid-in capital by approximately $27.5 million. The accompanying consolidated financial statements include the financial position, operating results, and cash flows of PACU and Integra for all periods presented.

Effective January 1, 2008, AIG Life Insurance Company of Puerto Rico ("AIG Puerto Rico"), a subsidiary of AIG, merged with AGL, the surviving entity. The merger represented a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The accompanying consolidated financial statements include the financial position, operating results, and cash flows of AIG Puerto Rico for all periods presented.

On February 28, 2007, the Company acquired Matrix Direct, Inc. ("Matrix Direct"), a direct marketer of life insurance, from Protective Life Corporation. The transaction was accounted for as a purchase. The acquisition cost, less than 0.2 percent of the Company's equity, was not material.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PREPARATION OF FINANCIAL STATEMENTS

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company, including its wholly owned subsidiaries and a variable interest entity in which the Company has a partial ownership interest. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period items have been reclassified to conform to the current period's presentation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. The Company considers that its accounting policies that are most dependent on the application of estimates and assumptions, and therefore viewed as critical accounting estimates, are those relating to items considered by management in the determination of:

    .  future policy benefits for life and accident and health contracts;

    .  recoverability of deferred policy acquisition costs ("DAC");

    .  estimated gross profits ("EGPs") for investment-oriented products;

    .  other-than-temporary impairments;

    .  goodwill impairment;

    . estimates with respect to income taxes, including recoverability of deferred tax assets; and

    . fair value measurements of certain financial assets and liabilities, including the Company's economic interest in Maiden Lane II LLC ("ML II"), a Delaware limited liability company whose sole member is the Federal Reserve Bank of New York ("New York Fed"). See Note 3 herein.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company's consolidated financial condition, results of operations and cash flows could be materially affected.

Out of Period Adjustments

The Company recorded the net effect of certain out of period adjustments which increased pretax income for 2009 by $10.6 million. The Company evaluated these errors taking into account both qualitative and quantitative factors and considered the impact of these errors to 2009, as well as the materiality to the periods in which they originated. The pretax impact on prior periods relating to the 2009 out of period adjustments is as follows (in millions):

                                                       Total 2008 2007 Pre-2007
                                                       ----- ---- ---- --------
Increase to pretax income............................. $10.6 $3.3 $5.7   $1.6

Management believes these errors are immaterial to the financial statements.

Consolidation of Variable Interest Entity ("VIE")

On September 23, 2003, the Company purchased 68.0 percent of the non-voting preferred equity issued by Castle 2003-1 Trust ("Castle 1 Trust"), a Delaware statutory trust established on July 31, 2003 (see Note 14). The business

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

of Castle 1 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft. The accounts of Castle 1 Trust have been included in these consolidated financial statements.

The impact of the consolidation of Castle 1 Trust on consolidated total assets and total liabilities as of December 31, 2009 and 2008, and consolidated net income (loss) for the three years ended December 31, 2009, was as follows:

                                                   Eliminations/
                                         Castle 1  Noncontrolling
                            The Company   Trust      Interests    Consolidated
                           ------------  --------  -------------- ------------
                                              (In Thousands)
December 31, 2009
   Total assets........... $101,531,130  $907,563    $(475,810)   $101,962,883
   Total liabilities......   90,800,328   528,271      (96,518)     91,232,081
   Net income (loss)......     (168,043)  (18,007)       6,203        (179,847)
December 31, 2008
   Total assets........... $ 89,391,156  $972,261    $(504,397)   $ 89,859,020
   Total liabilities......   83,934,632   575,151     (107,287)     84,402,496
   Net income (loss)......  (12,144,876)   42,873      (14,770)    (12,116,773)
December 31, 2007
   Net income............. $    751,142  $ 24,779    $  (8,536)   $    767,385

INSURANCE CONTRACTS

The insurance contracts accounted for in these consolidated financial statements include primarily long-duration contracts. Long-duration contracts include traditional whole life, limited payment, endowment, guaranteed renewable term life, participating life, universal life, variable universal life and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most contracts issued in the future by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

INVESTMENTS

Fixed Maturity and Equity Securities

Fixed maturity and equity securities classified as available-for-sale are carried at fair value. Unrealized gains and losses, net of deferred taxes and an adjustment to DAC, are recorded as a separate component of accumulated other comprehensive income (loss), within shareholder's equity. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated lives, until maturity, or call date, if applicable. Dividend income on equity securities is generally recognized as income on the ex-dividend date.

The Company may elect to measure any hybrid securities instrument at fair value, with changes in fair value recognized in earnings, if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis at the acquisition or issuance date and is irrevocable.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Fixed maturity and equity securities classified as trading securities are carried at fair value. Trading securities include the Company's economic interest in ML II, which is carried at fair value. For discussion on ML II, see Notes 6 and 7. Realized and unrealized gains and losses on trading securities are reported in net investment income.

Evaluating Investments for Other-Than-Temporary Impairments

On April 1, 2009, the Company adopted prospectively a new accounting standard addressing the evaluation of fixed maturity securities for other-than-temporary impairments. These requirements have significantly altered the Company's policies and procedures for determining impairment charges recognized through earnings. The new standard requires a company to recognize the credit component (a credit impairment) of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The new standard also changes the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold the security until recovery and requires additional disclosures. A credit impairment, which is recognized in earnings when it occurs, is the difference between the amortized cost of the fixed maturity security and the estimated present value of cash flows expected to be collected (recovery value), as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is recognized as a separate component of accumulated other comprehensive income (loss). The Company refers to both credit impairments and impairments recognized as a result of intent to sell as "impairment charges." The impairment model for equity securities was not affected by the new standard.

Impairment Policy -- Effective April 1, 2009 and Thereafter

Fixed Maturity Securities

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to earnings.

For all other fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to earnings. Changes in fair value compared to recovery value, if any, is charged to unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments were taken (a component of accumulated other comprehensive income (loss)).

When assessing the Company's intent to sell a fixed maturity security, or if it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.

The Company considers severe price declines and the duration of such price declines in its assessment of potential credit impairments. The Company also modifies its modeled outputs for certain securities when it determines that price declines are indicative of factors not comprehended by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that is not foreign exchange related, the Company generally prospectively accretes into income the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

In assessing whether a credit impairment has occurred for a structured fixed maturity security, the Company performs evaluations of expected future cash flows. Certain critical assumptions are made with respect to the performance of the securities.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


When estimating future cash flows for a structured fixed maturity security (e.g. Residential mortgage-backed securities ("RMBS"), Commercial mortgage-backed securities ("CMBS"), Collateralized debt obligations ("CDO"), Asset backed securities ("ABS")) management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

    .  Current delinquency rates;

    .  Expected default rates and timing of such defaults;

    .  Loss severity and timing of any such recovery;

    .  Expected prepayment speeds; and

    .  Ratings of securities underlying structured products.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macro economic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

Equity Securities

The impairment model for equity securities and other cost and equity method investments was not affected by the adoption of the new accounting standard related to the other-than-temporary impairments in the second quarter of 2009. The Company continues to evaluate its available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

    . The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

    . A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

    . The Company has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline in which the Company could not reasonably assert that the impairment period would be temporary (severity losses).

Fixed Maturity Securities Impairment Policy -- Prior to April 1, 2009

In all periods prior to April 1, 2009, the Company assessed its ability to hold any fixed maturity available for sale security in an unrealized loss position to its recovery at each balance sheet date. The decision to sell any such fixed maturity security classified as available for sale reflected the judgment of the Company's management that the security sold was unlikely to provide, on a relative value basis, as attractive a return in the future as alternative

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

securities entailing comparable risks. With respect to distressed securities, the sale decision reflected management's judgment that the risk-adjusted ultimate recovery was less than the value achievable on sale.

In those periods, the Company evaluated its fixed maturity securities for other-than-temporary impairments with respect to valuation as well as credit.

After a fixed maturity security had been identified as other-than-temporarily impaired, the amount of such impairment was determined as the difference between fair value and amortized cost and the entire amount was recorded as a charge to earnings.

Mortgage and Other Loans Receivable

Mortgage and other loans receivable includes mortgage loans on real estate, collateral, commercial and guaranteed loans. Mortgage loans are classified as loans held for investment.

Mortgage Loans Held for Investment

Loans classified as "held for investment" are those that the Company has the intent and ability to hold for the foreseeable future, or until maturity or payoff. Mortgage loans held for investment are carried at unpaid principal balances less valuation allowances and deferred fees or expenses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income in the consolidated statements of income (loss). Non-refundable loan origination fees and certain incremental direct origination costs are offset and the resulting net amount is deferred and amortized in net investment income (or expense) over the life of the related loan as an adjustment of the loan's yield. Loan commitment fees are generally deferred and recognized in net investment income (expense) as an adjustment of yield over the related life of the loan or upon expiration of the commitment if the commitment expires unexercised.

Valuation Allowance

An allowance for mortgage and other loans receivable is based on certain risk factors and recognized when collection of all amounts due under the contractual terms is not probable. There are two components of allowance for loan loss:
(i) individual loans that are specifically reserved ("specific loan loss allowance") and (ii) groups of loans that have specific characteristics indicating a probable loss although the loss cannot be determined for any individual loan in the group ("segment loan loss allowance").

A specific loan loss allowance is determined based on the fair value of the collateral supported by an internal cash flow analysis, third party broker opinion of value or a third party appraisal report. The allowance amount is calculated as the excess of book value of the individual loan over the fair value of its collateral, net of a sales cost estimate.

The Company segregates pools of loans with higher risk profile from the mortgage loan portfolio to determine a segment loan loss allowance, using factors such as vintage, maturity date, debt service coverage ratio ("DSCR"), loan to value ("LTV") and type of loan. The Company reviews and revises these key assumptions on a quarterly basis based on an analysis of market conditions. The appraised value of the collateral of the loans with higher risk profile is then reduced by a percentage, which is based on current market conditions. To the extent that the reduced appraised value of the collateral with higher risk profile is lower than its book value, an allowance is recorded. Loans with specific loan loss allowance are excluded from the segment loan loss allowance.

Additions or reductions to the allowance for loan losses are made through charges or credits to realized investment gains (losses) in the consolidated statements of income (loss).

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Policy Loans

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

Investment Real Estate

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. The Company does not currently hold any available for sale investment real estate.

Partnerships and Other Invested Assets

Partnerships in which AIG holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of accumulated other comprehensive income (loss). With respect to partnerships in which AIG holds in the aggregate a five percent or greater interest, or less than five percent interest but AIG has more than a minor influence over the operations of the investee, the Company's carrying value is its share of the net asset value. The changes in such net asset values accounted for under the equity method are recorded in earnings through net investment income. In applying the equity method of accounting, the Company consistently uses financial information provided by the general partners or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited on an annual basis.

Other invested assets include preferred equity investments in partially owned companies. Generally, the equity method of accounting is used for the Company's investment in companies in which the Company's ownership interest approximates 20 percent but is not greater than 50 percent. At December 31, 2009 and 2008, the Company's investments in partially owned companies included its 38.7 percent interest in the non-voting preferred equity of Castle 2003-2 Trust ("Castle 2 Trust"; see Note 14).

Aircraft

Aircraft owned by Castle 1 Trust are recorded at cost and depreciated on a straight-line basis, generally over estimated useful lives of 25 years from the date of manufacture to a residual value that is 15 percent of cost. Certain major additions and modifications to aircraft may be capitalized. The residual value estimates are reviewed periodically to ensure continued appropriateness. Aircraft are periodically reviewed for impairment and an impairment loss is recorded when the estimate of undiscounted future cash flows expected to be generated by the aircraft is less than its carrying value (net book value).

Short-Term Investments

Short-term investments consist of interest-bearing money market funds, investment pools, and other investments with original maturities within one year from the date of purchase.

Derivative Financial Instruments

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates, foreign currencies and equity markets on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, foreign currency swaps, index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds). The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

The Company issues equity-indexed universal life and annuity products, which contain embedded derivatives associated with guarantees tied to certain indices. The Company purchases call options from the S&P 500 Index, the Dow Jones EURO STOXX 50, Nikkei 225 Index and the Hang Seng Index to offset the increase in its liabilities

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

resulting from the equity-indexed features of these products. With the exception of premiums required for the purchase of publicly-traded or over-the-counter traded options and futures, derivatives contracts purchased by the Company require no up-front cash payment and provide for net settlement.

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The Company carries all derivatives at fair value in the consolidated balance sheets. Changes in the fair value of derivatives are reported as part of net realized investment gains and losses in the consolidated statements of income (loss). See Note 5 for additional disclosures.

CASH AND CASH EQUIVALENTS

CASH REPRESENTS CASH ON HAND AND NON-INTEREST BEARING DEMAND DEPOSITS.

In order to align the accounting policies employed by the Company's subsidiary, VALIC, with those historically applied by the Company, the Company reclassed VALIC's prior year investment in a pool account of $1.9 billion and $0.3 billion from cash and cash equivalents to short-term investments at December 31, 2008 and December 31, 2007, respectively, to coincide with the Company's policy. In addition, the Company has restated the consolidated statements of cash flows for this change.

RESTRICTED CASH

Castle 1 Trust maintains various restricted cash accounts, primarily lessee-funded accounts, which are not available for general use. Restricted cash consists of security deposits from lessees and swap collateral that are required to be segregated from other funds.

DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED ("VOBA") AND DEFERRED SALES INDUCEMENTS

Policy acquisition costs of writing an insurance policy, including commissions, underwriting, and certain marketing expenses, are deferred and reported as DAC. The costs assigned to certain insurance contracts in force at January 31, 1995, the date of American General Corporation's ("AGC") acquisition of The Franklin Life Insurance Company, is reported as VOBA.

Policy acquisition costs for traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. Policy acquisition costs and policy issuance costs related to universal life, and investment-type products (investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts. EGPs are composed of net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses. If EGPs change significantly, DAC is recalculated using the new assumptions. Any resulting adjustment is included in income as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts. The DAC for investment-oriented products is also adjusted with respect to EGPs as a result of changes in the net unrealized gains or losses on fixed maturity and equity securities available for sale. Because fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains/losses on fixed maturity and equity securities available for sale that is credited or charged directly to accumulated other comprehensive income (loss).

VOBA is determined at the time of acquisition and is reported in the consolidated balance sheet with DAC. This value is based on the present value of future pre-tax profits discounted at yields applicable at the time of purchase. For participating life, traditional life and accident and health insurance products, VOBA is amortized over the life of the business similar to that for DAC based on the assumptions at purchase. For universal life, and investment-oriented products, VOBA is amortized in relation to the estimated gross profits to date for each period. Similar to DAC, VOBA is adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

securities had been realized at the balance sheet date. The impact of this adjustment, net of deferred taxes, is included in unrealized investment gains (losses) in accumulated other comprehensive income (loss).

With respect to the variable annuity contracts of VALIC, the Company uses a "reversion to the mean" methodology which allows the Company to maintain its long-term assumptions, while also giving consideration to the effect of deviations from these assumptions occurring in the current period. A DAC unlocking is performed when management determines that key assumptions (e.g., market return, surrender rates, etc.) should be modified. The DAC asset is recalculated using the new long-term assumptions. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry. Any resulting adjustment is included in income as an adjustment to DAC.

With respect to the Company's variable universal life policies, the assumption for the long-term growth of the separate account assets used by the Company in the determination of DAC amortization is approximately 8.3 percent. For the Company's direct variable annuity policies, because of the limited size of the block of business, a simplified approach was used which combines experience for lapses, death, and market growth.

The Company currently offers sales inducements, which may include enhanced crediting rates or bonus payments to contract holders on certain of its products. Sales inducements provided to the policyholder are recognized as part of the liability for policyholder contract deposits on the consolidated balance sheets. To qualify for such accounting treatment, the sales inducement must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without bonus interest, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period. The cost of such sales inducements are deferred and amortized over the life of the policy using the same methodology and assumptions used to amortize DAC.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

Separate account assets and liabilities represent funds that are separately administered for variable annuities and variable universal life contracts, for which the investment risk lies solely with the contract holder, except to the extent of minimum guarantees made by the Company with respect to certain policies. Therefore, the Company's liability for these separate accounts equals the value of the separate account assets. Separate account assets are primarily shares in mutual funds, which are carried at fair value based on the quoted net asset value per share and are insulated from creditors. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income (loss), comprehensive income (loss), and cash flows.

The Company receives administrative fees and other fees for assuming mortality and certain expense risks. Such fees are included in insurance charges in the consolidated statements of income (loss).

GOODWILL

In 2008, the Company recorded a goodwill impairment charge of $57.2 million, which was primarily attributable to a decline in the estimated fair value of the Company due to the uncertain economic environment during the fourth quarter of that year. There was no goodwill on the consolidated balance sheets at December 31, 2008 or 2009.

FUTURE POLICY BENEFITS

The liability for future policy benefits is established using assumptions described in Note 9 herein. Future policy benefits include liabilities for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature. Structured settlement liabilities are presented on a discounted basis as the settled claims are fixed and determinable. Also included in future policy benefits is the liability for guaranteed minimum death benefit ("the GMDB"). A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of (i) the contract holder's account value, or (ii) a GMDB that varies by product. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals. The GMDB has issue age and other restrictions

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The Company provides reserves for future GMDB-related benefits. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Changes in liabilities for minimum guarantees are included in policyholder benefits in the consolidated statements of income (loss).

Guaranteed minimum income benefits ("GMIB") is a feature the Company offered on certain variable annuity products intermittently from 1998 to 2006. If included in the contract, GMIB provides a minimum fixed annuity payment guarantee after a specified waiting period. The Company bears the risk that the performance of the financial markets will not be sufficient for accumulated contract holder account balances to support GMIB benefits and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The GMIB liability is determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The GMIB liability is determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the GMDB and GMIB liability balance, with a related charge or credit to policyholder benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees). Deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's consolidated statements of income (loss), as they are recorded directly to policyholder contract deposits upon receipt. Policyholder contract deposits also include the Company's liabilities for guaranteed minimum withdrawal benefit ("GMWB") accounted for as embedded derivatives at fair value.

The variable annuities with a GMWB feature are primarily sold through VALIC. VALIC began offering a GMWB feature on certain variable annuity product in second quarter of 2006. If available and elected by the contract holder at time of issuance and depending on the provisions of the feature elected, this feature provides a guaranteed annual withdrawal stream either for a specified period of time or for life, regardless of market performance. The amount of the guaranteed withdrawal stream is determined from a guaranteed benefit base amount that is dependent upon the specific feature elected. The Company bears the risk that protracted under-performance of the financial markets and/or greater than expected longevity could result in GMWB benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

First available in 2008, there is a GMWB rider that is available on certain equity indexed annuities which are not sold through VALIC. These products are annuities maintained in the general account. As long as no excess withdrawals are taken, the GMWB rider guarantees that the rider benefit amount withdrawals will be available for life and will never decrease, without the need to convert the contract into a payout annuity, even if the annuity value declines to zero. The rider benefit amount is based on a percentage of the contract's account value. That percentage is dependent on the attained age of the annuitant.

The fair value of the liabilities for GMWB requires significant management estimates and is based on the present value of expected benefits to be paid less the present value of fee income associated with the guarantees. The fair value estimate of the GMWB guarantees include unobservable inputs such as management's estimate of contract holder behavior as well as such observable inputs as swap curves and market calibrated implied volatility. The valuation technique used to measure the fair value of embedded derivatives was modified during 2008, primarily with respect to the development of long-dated equity volatility assumptions and the discount rates applied to certain

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

projected benefit payments. The changes in fair value of the liability for GMWB are reported in net realized investment gain (loss) in the consolidated statements of income (loss).

POLICY CLAIMS AND BENEFITS PAYABLE

Policy claims and benefits payable include amounts representing: (i) the actual in-force amounts for reported life claims and an estimate of incurred but unreported claims; and (ii) an estimate, based upon prior experience, for accident and health reported and incurred but unreported losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments are reflected in current period income.

OTHER POLICYHOLDERS' FUNDS

Included in policyholders' funds are primarily unearned revenue reserves ("URR"), liabilities for dividends arising out of participating business, reserves for experience rated group products and liabilities for policyholder premium deposit funds.

URR consists of front end loads on interest sensitive contracts, representing those policy loads that are non-level and typically higher in initial policy years than in later policy years. Front end loads for interest sensitive life insurance policies are generally deferred and amortized, with interest, in relation to the incidence of gross profit margins to be realized over the estimated lives of the contracts and are subject to the same adjustments due to changes in the assumptions underlying gross profit margins as DAC.

Liabilities for dividends arise from participating products issued by the Company. Participating products are those which share in the earnings of the company based on provisions within the insurance contracts sold. These dividends are declared annually by the Board of Directors and may be paid in cash, or they may be applied to reduce future premiums or purchase additional benefits, or they may be left to accumulate with interest until a later date. The liabilities also include provisions for dividends payable, an estimate of dividends to be paid in the future but which are not yet payable.

Provisions for experience rating refunds arise from contractual obligations between the Company and the group being insured. Periodic assessments of the experience of the insured group are undertaken and the group participates in the profits of the business, either through adjustments to premiums or through refunds from the liability for the refund.

Premium deposit funds represent a liability for premiums received in advance of their due dates. Such premiums are allowed to accumulate with interest until they are due, at which time the premiums are applied to the underlying policies.

PREMIUM RECOGNITION

Premiums for traditional life insurance products are recognized when due. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross received and the net premium is deferred and recognized as a change in future policy benefits in the statements of income (loss).

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in other revenue in the consolidated statements of income (loss). Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC. Variable annuity and variable universal life fees, asset management fees and surrender charges are recorded as income in insurance charges when earned. Net retained broker dealer commissions are recognized as income on a trade date basis.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources in the Company's operations:

    . Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

    . Dividend income and distributions from common and preferred stock and other investments when receivable.

    . Realized and unrealized gains and losses from investments in trading securities accounted for at fair value.

    . Earnings from hedge funds and limited partnership investments accounted for under the equity method.

NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

    . Sales of fixed maturity and equity securities (except trading securities accounted for at fair value), real estate, investments in joint ventures and limited partnerships, securities lending invested collateral and other types of investments.

    . Reductions to the cost basis of fixed maturity and equity securities (except trading securities accounted for at fair value), and other invested assets for other-than-temporary impairments.

    .  Changes in fair value of derivatives.

    .  Exchange gains and losses resulting from foreign currency transactions.

INCOME TAXES

Deferred taxes and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

SECURITIES LENDING INVESTED COLLATERAL AND SECURITIES LENDING PAYABLE

On December 12, 2008, the Company terminated its securities lending activities (see Note 7 for additional information).

Securities lending collateral was invested in interest-bearing cash equivalents and fixed maturity securities, primarily floating-rate bonds. Securities lending collateral investments in fixed maturity securities were carried at fair value and accounted for in a manner consistent with other available-for-sale fixed maturity securities, and were evaluated for other-than-temporary impairment by applying the same criteria used for other fixed maturity securities. The Company's allocated portion of income earned on the invested collateral, net of interest repaid to the borrowers under the securities lending agreements and the related management fees paid to administer the program, was recorded as investment income in the consolidated statements of income (loss). The Company's allocated portion of any realized investment losses on the invested collateral was recorded in the consolidated statements of income

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(loss). The Company generally obtained and maintained cash collateral from securities borrowers at current market levels for the securities lent. During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than as secured borrowings. Changes in forward purchase commitments were recorded as net realized investment gains (losses) in the consolidated statements of income (loss).

Since the Company terminated its securities lending activities on December 12, 2008, there were no securities subject to securities lending agreements on the consolidated balance sheets at December 31, 2009 or 2008.

ACCOUNTING CHANGES

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2007:

Deferred Acquisition Costs

In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued an accounting standard that provides guidance on accounting for internal replacements of insurance and investment contracts other than those specifically described in the accounting standard for certain long-duration contracts issued by insurance enterprises. The standard defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Internal replacements that result in a substantially changed contract are accounted for as a termination and a replacement contract. The effective date of the implementation guidance was January 1, 2007. The adoption of this guidance did not have a material effect on the Company's consolidated financial condition or results of operations.

Uncertainty in Income Taxes

In July 2006, the Financial Accounting Standards Board ("FASB") issued an accounting standard which clarifies the accounting for uncertainty in income tax positions. The standard prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. The standard also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The Company adopted the interpretation on January 1, 2007. No increase in the liability for unrecognized tax benefits was required upon adoption. See Note 13 for additional disclosures on this standard.

Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction

In July 2006, the FASB issued an accounting standard that addresses how a change or projected change in the timing of cash flows relating to income taxes generated by a leveraged lease transaction affects the accounting for the lease by the lessor, and directs that the tax assumptions be consistent with any uncertain tax position related to the lease. The Company adopted the standard on January 1, 2007. Upon adoption, the Company recorded a $49.8 million decrease to the opening balance of retained earnings, net of tax, to reflect the cumulative effect of this change in accounting. In 2008, the Company revised the projected timing of income tax cash flows related to a leveraged lease transaction. In accordance with the standard, the allocation of income to positive investment years was recalculated from the inception of the lease using the revised assumptions. The net investment balance was adjusted to conform to the recalculated balances, and the change was recognized as a $200.5 million reduction to investment income for the year ended December 31, 2008.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2008:

Fair Value Measurements

In September 2006, the FASB issued an accounting standard that defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but does not change existing guidance about whether an asset or liability is carried at fair value. The standard also clarifies that an issuer's credit standing should be considered when measuring liabilities at fair value. The Company adopted the standard on January 1, 2008, its required effective date. The standard must be applied prospectively, except for certain stand-alone derivatives and hybrid instruments, which must be applied as a cumulative effect of change in accounting principle to retained earnings at January 1, 2008. The adoption of the standard did not have a material effect on the Company's consolidated financial condition or results of operations.

Fair Value Option

In February 2007, the FASB issued an accounting standard that permits entities to choose to measure at fair value many financial instruments and certain other items that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in earnings. The standard also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. The standard permits the fair value option election on an instrument-by-instrument basis for eligible items existing at the adoption date and at initial recognition of an asset or liability, or upon most events that gives rise to a new basis of accounting for that instrument. The Company adopted the new standard on January 1, 2008, its required effective date. The Company did not make any fair value measurement elections upon initial adoption of the standard.

Fair Value of Financial Assets in Inactive Markets

In October 2008, the FASB issued an accounting standard that provides guidance clarifying certain aspects with respect to the fair value measurements of a security when the market for that security is inactive. The Company adopted this guidance in the third quarter of 2008. The effects of adopting the new standard on the Company's consolidated financial condition and results of operations were not material.

Amendment to Other-Than-Temporary Impairment Guidance

In January 2009, the FASB issued an accounting standard that amends the impairment guidance on recognition of interest income and impairment on purchased beneficial interests and beneficial interests that continue to be held by a transferor in securitized financial assets to achieve more consistent determination of whether an other-than-temporary impairment has occurred. The standard also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements related to the accounting for certain investments in debt and equity securities and other related guidance. The Company adopted this guidance in the fourth quarter of 2008. The effects of adopting the standard on the Company's consolidated financial condition and results of operations were not material.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2009:

Noncontrolling Interests in Consolidated Financial Statements

In December 2007, the FASB issued an accounting standard that requires noncontrolling (i.e., minority) interests in partially owned consolidated subsidiaries to be classified in the consolidated balance sheets as a separate component of equity, or in the mezzanine section of the balance sheets (between liabilities and equity) if such interests do not qualify for "permanent equity" classification. The new standard also specifies the accounting treatment for subsequent acquisitions and sales of noncontrolling interests and how noncontrolling interests should be presented in the consolidated statements of income (loss). The noncontrolling interests' share of subsidiary income (loss) should be reported as a part of consolidated net income (loss) with disclosure of the attribution of consolidated net income (loss) to the controlling and noncontrolling interests on the face of the consolidated statements of income
(loss).

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company adopted the new standard on January 1, 2009 and applied it prospectively, except for presentation and disclosure requirements. The consolidated statements of income (loss) for the years ended December 31, 2008 and 2007 have been retrospectively recast to include net income (loss) attributable to both the controlling and noncontrolling interests. Minority interest on the consolidated balance sheets at December 31, 2008, was reclassified to a separate component of total equity entitled Noncontrolling Interests.

Disclosures about Derivative Instruments and Hedging Activities

In March 2008, the FASB issued an accounting standard that requires enhanced disclosures about (i) how and why the Company uses derivative instruments,
(ii) how derivative instruments and related hedged items are accounted for, and
(iii) how derivative instruments and related hedged items affect the Company's consolidated financial condition, results of operations, and cash flows. The Company adopted the new standard on January 1, 2009. See Note 5 for related disclosures.

Subsequent Events

In May 2009, the FASB issued an accounting standard that requires disclosure of the date through which a company evaluated the need to disclose events that occurred subsequent to the balance sheet date and whether that date represents the date the financial statements were issued or were available to be issued. The Company adopted the new standard for the period ended June 30, 2009.

Recognition and Presentation of Other-Than-Temporary Impairments

In April 2009, the FASB issued an accounting standard that requires a company to recognize the credit component of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changed the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold until recovery. The standard does not change the recognition of other-than-temporary impairment for equity securities. The standard requires additional disclosures in interim and annual reporting periods for fixed maturity and equity securities.

The Company adopted the new standard on April 1, 2009 and recorded an after-tax cumulative effect adjustment to increase the Company's shareholder's equity by $735.4 million as of April 1, 2009, consisting of a decrease in accumulated deficit of $2.4 billion and an increase to accumulated other comprehensive loss of $1.6 billion, net of tax. The net increase in the Company's shareholder's equity was due to a reversal of a portion of the deferred tax asset valuation allowance for certain previous non-credit impairment charges directly attributable to the change in accounting principle (see Note 13 herein). The cumulative effect adjustment resulted in an increase of approximately $3.0 billion in the amortized cost of fixed maturity securities, which has the effect of significantly reducing the accretion of investment income over the remaining life of the underlying securities, beginning in the second quarter of 2009. The effect of the reduced investment income will be offset, in part, by a decrease in the amortization of DAC and sales inducements assets.

The new standard is expected to reduce the level of other-than-temporary impairment charges recorded in earnings for fixed maturity securities due to the following required changes in the Company's accounting policy for other-than-temporary impairments:

    . Impairment charges for non-credit (e.g., severity) losses are no longer recognized in earnings;

    . The amortized cost basis of credit impaired securities will be written down through a charge to earnings to the present value of expected cash flows, rather than to fair value; and

    . For fixed maturity securities that are not deemed to be credit-impaired, the Company is no longer required to assert that it has the intent and ability to hold such securities to recovery to avoid an other-than-temporary impairment charge. Instead, an impairment charge through earnings is required only in situations

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

      where the Company has the intent to sell the fixed maturity security or it is more likely than not that the Company will be required to sell the security prior to recovery.

The following table presents the components of the change in the Company's shareholder's equity at April 1, 2009 due to the adoption of the new accounting standard for other-than-temporary impairments:

                                                                                    (Increase)
                                                                                   Decrease to  Net Increase
                                                                       (Increase)  Accumulated     in the
                                                                       Decrease to    Other       Company's
                                                                       Accumulated   Compre-    Shareholder's
                                                                         Deficit   hensive Loss    Equity
                                                                       ----------- ------------ -------------
                                                                                   (In Thousands)
Net effect of the increase in amortized cost of available for sale
  fixed maturity securities........................................... $3,033,394  $(3,033,394)   $     --
Net effect of related DAC, sales inducement assets and other
  insurance balances..................................................   (493,417)     493,417          --
Net effect on deferred income tax assets..............................   (162,192)     897,592     735,400
                                                                       ----------  -----------    --------
Net increase in the Company's shareholder's equity.................... $2,377,785  $(1,642,385)   $735,400
                                                                       ==========  ===========    ========

Determining Fair Value When Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly

In April 2009, the FASB issued an accounting standard that provides guidance for estimating fair value of assets and liabilities when the volume and level of activity for an asset or liability have significantly decreased and for identifying circumstances that indicate a transaction is not orderly. The new standard also requires extensive additional fair value disclosures. The adoption of the new standard on April 1, 2009, did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

Measuring Liabilities at Fair Value

In August 2009, the FASB issued an accounting standards update to clarify how the fair value measurement principles should be applied to measuring liabilities carried at fair value. The update explains how to prioritize market inputs in measuring liabilities at fair value and what adjustments to market inputs are appropriate for debt obligations that are restricted from being transferred to another obligor. The update was effective beginning October 1, 2009 for the Company. The adoption of the new standard update did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In September 2009, the FASB issued an accounting standard update that permits, as a practical expedient, a company to measure the fair value of an investment that is within the scope of the update on the basis of the net asset value per share of the investment (or its equivalent) if that value is calculated in accordance with fair value as defined by the FASB. The standard also requires enhanced disclosures. The new standard applies to investment companies that do not have readily determinable fair values such as certain hedge funds and private equity funds. The new standard was effective for interim and annual periods ending after December 15, 2009. The new standard does not apply to the Company and therefore did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

FUTURE APPLICATION OF ACCOUNTING STANDARDS

Consolidation of Variable Interest Entities

In June 2009, the FASB issued an accounting standard that amends the rules addressing consolidation of variable interest entities with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly affect the entity's economic performance and has (i) the obligation to

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

absorb losses of the entity or (ii) the right to receive benefits from the entity. The new standard also requires enhanced financial reporting by enterprises involved with variable interest entities. The new standard is effective for interim and annual periods beginning on January 1, 2010 for the Company. Earlier application is prohibited. The Company has assessed and has determined that the standard did not have a material effect on its consolidated financial condition, results of operations and cash flows.

3. FAIR VALUE MEASUREMENTS

Amounts related to the Company's financial instruments are as follows:

                                                            2009                    2008
                                                   ----------------------- -----------------------
                                                    Carrying      Fair      Carrying      Fair
                                                     Amount       Value      Amount       Value
                                                   ----------- ----------- ----------- -----------
                                                                   (In Thousands)
ASSETS
Fixed maturity securities, available for sale..... $49,380,541 $49,380,541 $42,684,377 $42,684,377
Hybrid securities.................................      54,554      54,554      11,938      11,938
Fixed maturity securities, trading................     307,941     307,941     327,675     327,675
Equity securities, available for sale.............     121,658     121,658      81,193      81,193
Equity securities, trading........................       1,000       1,000       1,000       1,000
Mortgage and other loans receivable...............   6,309,872   6,180,022   6,649,204   6,732,555
Policy loans......................................   1,853,297   1,853,297   1,959,988   1,959,988
Partnerships and other invested assets............   2,553,335   2,553,335   3,393,273   3,393,273
Short-term investments............................   6,581,143   6,581,143   3,174,178   3,174,178
Derivative assets.................................      38,023      38,023     151,675     151,675
Investment in AIG.................................       3,236       3,236       3,389       3,389
Accrued investment income.........................     765,825     765,825     747,529     747,529
Separate account assets...........................  24,982,861  24,982,861  20,696,934  20,696,934
LIABILITIES
Policyholder contract deposits (a)................  38,471,635  40,770,102  37,065,565  37,027,770
Derivative liabilities............................      42,232      42,232      16,251      16,251
Dividend accumulations............................     802,117     802,117     843,882     843,882

--------
(a) Net embedded derivatives within liability host contracts are presented within policyholder contract deposits.

Fixed Maturity Securities, Hybrid Securities, Equity Securities and Trading Securities

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value fixed maturity, hybrid and equity securities in its available for sale and trading portfolios. Market price data generally is obtained from third party pricing vendors.

The Company estimates the fair value of fixed maturity securities not traded in active markets by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer's industry, the security's rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For certain fixed maturity securities that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The fixed maturity securities, trading portfolio includes an interest in ML II. At inception, the Company's economic interest in ML II was valued at the transaction price of $350.3 million. Subsequently, the ML II interest is valued using a discounted cash flow methodology that uses the estimated future cash flows of the assets to which the ML II interest is entitled. The Company applies model-determined market discount rates to its interests. These discount rates are calibrated to the changes in the estimated asset values of the underlying assets commensurate with the Company's interest in the capital structure of the entity. Estimated cash flows and discount rates used in the valuations are validated, to the extent possible, using market observable information for securities with similar asset pools, structure and terms.

The fair value methodology used assumes the underlying collateral in the interest in ML II will continue to be held and generate cash flows into the foreseeable future and does not assume a current liquidation of the assets underlying the interest in ML II. Other methodologies employed or assumptions made in determining fair value for these investments could result in amounts that differ significantly for the amounts reported.

Mortgage and Other Loans Receivable

Fair value for mortgage loans is primarily determined by using discounted cash flow calculations based upon the Company's current incremental lending rates for similar type loans. Fair value for collateral, commercial and guaranteed loans is based principally on independent pricing services, broker quotes and other independent information.

Policy Loans

The fair values of the policy loans were not calculated as the Company believes it would have to expend excessive costs for the benefits derived.

Partnerships and Other Invested Assets

The Company initially estimates the fair value of investments in certain private limited partnerships and certain hedge funds by reference to the transaction price. Subsequently, the Company obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which generally are audited annually. The Company considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

Short-Term Investments

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization.

Derivative Assets and Liabilities

Derivative assets and liabilities can be exchange-traded or traded over the counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, third-party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Fair value measurements for freestanding derivatives incorporate counterparty credit risk by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty credit default swap spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as cash collateral posted by the counterparty at the balance sheet date.

Accrued Investment Income

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization.

Separate Account Assets

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Investment in AIG

The fair value of the investment in AIG is based on quoted market prices of AIG common stock.

Dividend Accumulation

Fair value of dividend accumulation is the accumulated value of dividends to be paid to the policyholders with interest.

Policyholder Contract Deposits

Fair value for policyholder contract deposits associated with investment contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate tenor swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

The fair value of embedded derivatives contained in certain contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience.

Because of the dynamic and complex nature of the expected cash flows in the Company's variable annuity contracts, risk neutral valuations are used. Estimating the underlying cash flows for these products involves many estimates and judgments, including those regarding expected market rates of return, market volatility, correlations of market

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

index returns to funds, fund performance, discount rates and policyholder behavior. With the 2008 adoption of fair value measurements and disclosure standards, this methodology was not changed, with the exception of incorporating an explicit risk margin to take into consideration market participant estimates of projected cash flows and policyholder behavior. The valuation technique used to measure the fair value of embedded derivatives was modified during 2008, primarily with respect to the development of long-dated equity volatility assumptions and the discount rates applied to certain projected benefit payments.

The Company uses the Option Budget Valuation Method for its equity indexed life and annuity contracts, which incorporates estimates of the policyholder behavior as well as estimates of the discount rate and option budget. The projection and discount rates utilized are risk-neutral and market-observable. This methodology was implemented in 2007. With the 2008 adoption of fair value measurements and disclosure standards, an explicit risk margin was incorporated to take into consideration the estimates of projected cash flows and policyholder behavior.

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

Recurring Fair Value Measurements

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing, able and knowledgeable market participants at the measurement date.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

Beginning January 1, 2008, assets and liabilities recorded at fair value in the consolidated balance sheets are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below:

    . Level 1 - Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets via third party pricing vendors. The Company does not adjust the quoted price for such instruments.

    . Level 2 - Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

    . Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following tables present information about assets and liabilities measured at fair value on a recurring basis and indicates the level of the fair value measurement based on the levels of the inputs used:

                                                                                              Counterparty
At December 31, 2009                                         Level 1     Level 2    Level 3   Netting (a)  Total Fair Value
--------------------                                       ----------- ----------- ---------- ------------ ----------------
                                                                                    (In Thousands)
ASSETS:
Fixed maturity securities, available for sale:
   U.S. government obligations............................ $        -- $   413,310 $       --   $     --     $   413,310
   Foreign government.....................................          --     620,133         --         --         620,133
   States, territories & political subdivisions...........          --     358,915    113,088         --         472,003
   Corporate securities...................................          --  34,613,864  1,645,827         --      36,259,691
   Mortgage-backed, asset-backed and collateralized:......
       Residential mortgage-backed securities.............          --   6,051,755  1,871,275         --       7,923,030
       Commercial mortgage-backed securities..............          --     589,014  1,133,125         --       1,722,139
       Collateralized debt obligation / Asset backed
         securities.......................................          --     747,723  1,222,512         --       1,970,235
                                                           ----------- ----------- ----------   --------     -----------
Total fixed maturity securities, available for sale.......          --  43,394,714  5,985,827         --      49,380,541
                                                           ----------- ----------- ----------   --------     -----------
Hybrid securities:
   Foreign government.....................................          --       1,571     49,983         --          51,554
   Corporate securities...................................          --          --      3,000         --           3,000
                                                           ----------- ----------- ----------   --------     -----------
Total hybrid securities...................................          --       1,571     52,983         --          54,554
                                                           ----------- ----------- ----------   --------     -----------
Fixed maturity securities, trading:
   Corporate securities...................................          --       4,000         --         --           4,000
   Mortgage-backed, asset-backed and collateralized:
       Commercial mortgage-backed securities..............          --      30,000      8,000         --          38,000
       Collateralized debt obligation / Asset backed
         securities.......................................          --          --    265,941         --         265,941
                                                           ----------- ----------- ----------   --------     -----------
Total fixed maturity securities, trading..................          --      34,000    273,941         --         307,941
                                                           ----------- ----------- ----------   --------     -----------
Equity securities, available for sale:
   Common stocks..........................................      78,881          19     12,077         --          90,977
   Preferred stocks.......................................          --       8,014     22,667         --          30,681
                                                           ----------- ----------- ----------   --------     -----------
Total equity securities, available for sale...............      78,881       8,033     34,744         --         121,658
                                                           ----------- ----------- ----------   --------     -----------
Equity securities, trading:
   Common stocks..........................................          --          --      1,000         --           1,000
                                                           ----------- ----------- ----------   --------     -----------
Total equity securities, trading..........................          --          --      1,000         --           1,000
                                                           ----------- ----------- ----------   --------     -----------
Partnerships and other invested assets....................      16,000     286,739    749,428         --       1,052,167
Short-term investments....................................      31,243   4,863,238         --         --       4,894,481
Derivative assets.........................................      10,651      52,294      6,843    (31,765)         38,023
Separate account assets...................................  24,977,501       5,360         --         --      24,982,861
                                                           ----------- ----------- ----------   --------     -----------
       Total.............................................. $25,114,276 $48,645,949 $7,104,766   $(31,765)    $80,833,226
                                                           =========== =========== ==========   ========     ===========
LIABILITIES:
Policyholder contract deposits............................ $        -- $        -- $  240,070   $     --     $   240,070
Derivative liabilities....................................         385      73,612         --    (31,765)         42,232
                                                           ----------- ----------- ----------   --------     -----------
       Total.............................................. $       385 $    73,612 $  240,070   $(31,765)    $   282,302
                                                           =========== =========== ==========   ========     ===========

--------
(a) Represents netting of derivative exposures covered by a qualifying master netting agreement.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


At December 31, 2008                                           Level 1     Level 2    Level 3   Total Fair Value
--------------------                                         ----------- ----------- ---------- ----------------
                                                                               (In Thousands)
ASSETS:
Fixed maturity securities, available for sale............... $        -- $37,370,617 $5,313,760   $42,684,377
Hybrid securities...........................................          --      11,938         --        11,938
Fixed maturity securities, trading..........................          --      49,249    278,426       327,675
Equity securities, available for sale.......................      43,368       6,241     31,584        81,193
Equity securities, trading..................................          --          --      1,000         1,000
Partnerships and other invested assets......................      13,000     474,911    812,590     1,300,501
Short-term investments......................................          --   1,645,024         --     1,645,024
Derivative assets...........................................      32,742     112,204      6,729       151,675
Separate account assets.....................................  20,422,032     274,902         --    20,696,934
                                                             ----------- ----------- ----------   -----------
   Total.................................................... $20,511,142 $39,945,086 $6,444,089   $66,900,317
                                                             ----------- ----------- ----------   -----------
LIABILITIES:
Policyholder contract deposits.............................. $        -- $        -- $  407,642   $   407,642
Derivative liabilities......................................         251      16,000         --        16,251
                                                             ----------- ----------- ----------   -----------
   Total.................................................... $       251 $    16,000 $  407,642   $   423,893
                                                             ----------- ----------- ----------   -----------

At December 31, 2009 and 2008, Level 3 assets were 7.0 percent and 7.2 percent of total assets and Level 3 liabilities were 0.3 percent and 0.5 percent of total liabilities, respectively.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following tables present changes during the years ended December 31, 2009 and 2008 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in the consolidated statements of income (loss) during the years ended December 31, 2009 and 2008 related to the Level 3 assets and liabilities that remained in the consolidated balance sheets at December 31, 2009 and 2008:

                                                         Net
                                                      Realized                                                        Changes in
                                                         and                                                          Unrealized
                                                     Unrealized                Purchases,                                Gains
                                                        Gains     Accumulated    Sales,                               (Losses) on
                                         Balance at   (Losses)       Other      Issuances                             Instruments
Twelve Months Ended December 31,        Beginning of included in Comprehensive     and     Transfers In  Balance at   Held at End
2009                                       Period    Income (a)  Income (Loss) Settlements    (Out)     End of Period  of Period
--------------------------------        ------------ ----------- ------------- ----------- ------------ ------------- -----------
                                                                             (In Thousands)
ASSETS:
Fixed maturity securities,
  available for sale:
   States, territories & political
     subdivisions......................  $   92,469   $       2   $   (1,054)   $  40,473   $ (18,802)   $  113,088    $      --
   Corporate securities................   2,088,637      16,138      568,575     (408,121)   (619,402)    1,645,827           --
   Mortgage-backed, asset-backed
     and collateralized:
       Residential mortgage-backed
         securities....................   1,811,090    (180,795)     212,917      (47,394)     75,457     1,871,275           --
       Commercial mortgage-backed
         securities....................     574,081    (220,090)     310,373     (124,057)    592,818     1,133,125           --
       Collateralized debt
         obligation / Asset backed
         securities....................     747,483     (17,056)     236,059       29,092     226,934     1,222,512           --
                                         ----------   ---------   ----------    ---------   ---------    ----------    ---------
Total fixed maturity securities,
  available for sale...................   5,313,760    (401,801)   1,326,870     (510,007)    257,005     5,985,827           --
                                         ----------   ---------   ----------    ---------   ---------    ----------    ---------
Hybrid securities:
   Foreign government..................          --         345          695           --      48,943        49,983           --
   Corporate securities................          --          --           --           --       3,000         3,000           --
                                         ----------   ---------   ----------    ---------   ---------    ----------    ---------
Total hybrid securities................          --         345          695           --      51,943        52,983           --
                                         ----------   ---------   ----------    ---------   ---------    ----------    ---------
Fixed maturity securities, trading:
   Mortgage-backed, asset-backed
     and collateralized:
       Commercial mortgage-backed
         securities....................       4,000       1,000           --           --       3,000         8,000        2,000
       Collateralized debt
         obligation / Asset backed
         securities....................     274,426     (21,927)          --       13,442          --       265,941      (21,927)
                                         ----------   ---------   ----------    ---------   ---------    ----------    ---------
Total fixed maturity securities,
  trading..............................     278,426     (20,927)          --       13,442       3,000       273,941      (19,927)
                                         ----------   ---------   ----------    ---------   ---------    ----------    ---------
Equity securities, available for
  sale:
   Common stocks.......................      10,917      (6,867)       5,975        2,104         (52)       12,077           --
   Preferred stocks....................      20,667      (3,000)       8,000           --      (3,000)       22,667           --
                                         ----------   ---------   ----------    ---------   ---------    ----------    ---------
Total equity securities, available
  for sale.............................      31,584      (9,867)      13,975        2,104      (3,052)       34,744           --
                                         ----------   ---------   ----------    ---------   ---------    ----------    ---------
Equity securities, trading:
   Common stocks.......................       1,000          --           --           --          --         1,000           --
                                         ----------   ---------   ----------    ---------   ---------    ----------    ---------
Total equity securities, trading.......       1,000          --           --           --          --         1,000           --
                                         ----------   ---------   ----------    ---------   ---------    ----------    ---------
Partnerships and other invested
  assets...............................     812,590    (101,971)      (9,046)      41,526       6,329       749,428           --
Derivative assets......................       6,729         114           --           --          --         6,843         (341)
                                         ----------   ---------   ----------    ---------   ---------    ----------    ---------
       Total...........................  $6,444,089   $(534,107)  $1,332,494    $(452,935)  $ 315,225    $7,104,766    $ (20,268)
                                         ----------   ---------   ----------    ---------   ---------    ----------    ---------
LIABILITIES:
Policyholder contract deposits.........  $  407,642   $(155,648)  $   (8,000)   $  (3,924)  $      --    $  240,070    $(148,000)

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                                                                 Changes in
                                             Net Realized                                                        Unrealized
                                                 and                                                               Gains
                                              Unrealized    Accumulated   Purchases,                              (Losses)
                                Balance at  Gains (Losses)     Other        Sales,                   Balance   on Instruments
Twelve Months Ended            Beginning of  included in   Comprehensive Issuances and Transfers In at End of  Held at End of
December 31, 2008                 Period      Income (a)   Income (Loss)  Settlements     (Out)      Period        Period
-------------------            ------------ -------------- ------------- ------------- ------------ ---------- --------------
                                                                       (In Thousands)
ASSETS:
Fixed maturity securities,
  available for sale..........  $4,994,719   $  (779,008)    $(369,008)   $   565,579   $  901,478  $5,313,760   $      --
Fixed maturity securities,
  trading.....................          --       (91,074)           --        350,500       19,000     278,426     (91,074)
Equity securities, available
  for sale....................      22,028        (2,009)      (23,902)       (19,501)      54,968      31,584          --
Equity securities, trading....       1,000            --            --             --           --       1,000          --
Partnerships and other
  invested assets.............     660,650        25,679       (66,913)       171,267       21,907     812,590          --
Securities lending invested
  collateral..................   3,121,930    (2,256,414)      603,312     (3,719,494)   2,250,666          --          --
Derivative assets.............      24,627       (33,812)           --         15,914           --       6,729     (33,812)
                                ----------   -----------     ---------    -----------   ----------  ----------   ---------
   Total......................  $8,824,954   $(3,136,638)    $ 143,489    $(2,635,735)  $3,248,019  $6,444,089   $(124,886)
                                ----------   -----------     ---------    -----------   ----------  ----------   ---------
LIABILITIES:
Policyholder contract deposits  $  150,429   $   216,534     $      --    $    52,679   $  (12,000) $  407,642   $ 216,534

--------
(a) Net realized gains and losses related to Level 3 items shown above are reported in the consolidated statements of income (loss) as net realized investment gains (losses). Net realized and unrealized gains and losses on trading securities are reported in net investment income.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2009 and 2008 may include changes in fair value that were attributable to both observable and unobservable inputs.

Changes in the fair value of separate account assets are completely offset in the consolidated statements of income (loss) and comprehensive income (loss) by changes in separate account liabilities, which are not carried at fair value and therefore not included in the tables above.

Fair Value Option - Fixed Maturity Securities, Trading

The Company may choose to measure at fair value many financial instruments and certain other assets and liabilities that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in earnings.

The Company has elected fair value accounting, in accordance with the Fair Value Option accounting standard adopted on January 1, 2008, for its economic interest in ML II. The Company recorded losses of $21.7 million and $75.6 million in the years ended December 31, 2009 and 2008, respectively, to reflect the change in the fair value of ML II, which were reported as a component of net investment income in the consolidated statements of income (loss).

Fair Value Measurements on a Non-Recurring Basis

The Company also measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. The Company uses a variety of techniques to measure the fair value of these assets when appropriate, as described below:

Cost and equity-method investment: When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in income. In such cases, the Company measures the fair value of these assets using the techniques discussed above for fixed maturities and equity securities.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Mortgage and other loans: When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed above for mortgage and other loans.

4. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Available for Sale Securities

The cost or amortized cost, gross unrealized gains and losses, and fair value of fixed maturity and equity securities available for sale by major category were as follows:

                                                                                                           Other-Than-
                                                             Cost or     Gross       Gross                  Temporary
                                                            Amortized  Unrealized  Unrealized     Fair     Impairments
                                                              Cost       Gains       Losses       Value    in AOCI (a)
                                                           ----------- ---------- -----------  ----------- -----------
                                                                                 (In Thousands)
December 31, 2009
Fixed maturities
   U.S. government obligations............................ $   394,073 $   28,823 $    (9,586) $   413,310  $      --
   Foreign government.....................................     568,492     59,272      (7,631)     620,133         --
   States, territories & political subdivisions...........     493,785      3,403     (25,185)     472,003         --
   Corporate securities...................................  33,859,553  2,578,729    (731,210)  35,707,072     19,000
   Mortgage-backed, asset-backed and collateralized:
       Residential mortgage-backed securities.............   8,439,944    320,834    (837,748)   7,923,030   (218,476)
       Commercial mortgage-backed securities..............   2,606,568     61,764    (946,193)   1,722,139   (284,602)
       Collateralized debt obligation / Asset backed
         securities.......................................   2,086,420    175,569    (291,754)   1,970,235    (29,729)
   Affiliated securities..................................     565,789         --     (13,170)     552,619         --
                                                           ----------- ---------- -----------  -----------  ---------
Total fixed maturities....................................  49,014,624  3,228,394  (2,862,477)  49,380,541   (513,807)
Equity securities:
   Common stocks..........................................      44,307     48,568      (1,898)      90,977         --
   Preferred stocks.......................................      25,979      7,056      (2,354)      30,681         --
                                                           ----------- ---------- -----------  -----------  ---------
Total equity securities...................................      70,286     55,624      (4,252)     121,658         --
Investment in AIG.........................................       9,858        761      (7,383)       3,236         --
                                                           ----------- ---------- -----------  -----------  ---------
Total..................................................... $49,094,768 $3,284,779 $(2,874,112) $49,505,435  $(513,807)
                                                           =========== ========== ===========  ===========  =========

--------
(a) Represents the amount of other-than-temporary impairment losses recognized in accumulated other comprehensive income (loss), which, starting on April 1, 2009, were not included in earnings. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                       Cost or     Gross       Gross
                                                                      Amortized  Unrealized  Unrealized     Fair
                                                                        Cost       Gains       Losses       Value
                                                                     ----------- ---------- -----------  -----------
                                                                                     (In Thousands)
December 31, 2008
Fixed maturities
   U.S. government obligations...................................... $   191,891 $   57,198 $      (286) $   248,803
   Foreign government...............................................     537,814     37,578     (15,684)     559,708
   States, territories & political subdivisions.....................     213,641      3,161     (13,833)     202,969
   Corporate securities.............................................  30,874,876    876,429  (2,619,516)  29,131,789
   Mortgage-backed, asset-backed and collateralized:
       Residential mortgage-backed securities.......................   8,956,884    240,441    (571,904)   8,625,421
       Commercial mortgage-backed securities........................   1,922,529     49,284    (402,230)   1,569,583
       Collateralized debt obligation / Asset backed securities.....   1,729,802     83,965    (115,860)   1,697,907
   Affiliated securities............................................     732,451         --     (84,254)     648,197
                                                                     ----------- ---------- -----------  -----------
Total fixed maturities..............................................  45,159,888  1,348,056  (3,823,567)  42,684,377
Equity securities:
   Common stocks....................................................      55,226      3,488      (4,429)      54,285
   Preferred stocks.................................................      26,988         92        (172)      26,908
                                                                     ----------- ---------- -----------  -----------
Total equity securities.............................................      82,214      3,580      (4,601)      81,193
Investment in AIG...................................................       9,858        856      (7,325)       3,389
                                                                     ----------- ---------- -----------  -----------
Total............................................................... $45,251,960 $1,352,492 $(3,835,493) $42,768,959
                                                                     =========== ========== ===========  ===========

The following table summarizes the Company's gross unrealized losses and fair values on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2009 and 2008:

                                               Less than 12 Months      12 Months or More             Total
                                             ----------------------  ----------------------  -----------------------
                                               Fair      Unrealized    Fair      Unrealized     Fair      Unrealized
December 31, 2009                              Value       Losses      Value       Losses       Value       Losses
-----------------                            ---------- -----------  ---------- -----------  ----------- -----------
                                                                          (In Thousands)
Fixed maturities
   U.S. government obligations.............. $  230,567 $    (9,586) $       -- $        --  $   230,567 $    (9,586)
   Foreign government.......................     65,654      (5,880)     20,785      (1,751)      86,439      (7,631)
   States, territories & political
     subdivisions...........................    351,600     (14,138)     40,841     (11,047)     392,441     (25,185)
   Corporate securities.....................  5,987,603    (329,204)  3,859,413    (402,006)   9,847,016    (731,210)
   Mortgage-backed, asset-backed and
     collateralized:
       Residential mortgage-backed
         securities.........................  1,053,458    (460,213)  1,761,498    (377,535)   2,814,956    (837,748)
       Commercial mortgage-backed
         securities.........................    880,907    (789,340)    415,896    (156,853)   1,296,803    (946,193)
       Collateralized debt obligation /
         Asset backed securities............    347,960    (240,993)    488,554     (50,761)     836,514    (291,754)
   Affiliated securities....................         --          --      21,618     (13,170)      21,618     (13,170)
                                             ---------- -----------  ---------- -----------  ----------- -----------
Total fixed maturities......................  8,917,749  (1,849,354)  6,608,605  (1,013,123)  15,526,354  (2,862,477)
Equity securities:
   Common stocks............................      7,309      (1,898)         --          --        7,309      (1,898)
   Preferred stocks.........................      5,699      (2,354)         --          --        5,699      (2,354)
                                             ---------- -----------  ---------- -----------  ----------- -----------
Total equity securities.....................     13,008      (4,252)         --          --       13,008      (4,252)
Investment in AIG...........................         --          --       1,214      (7,383)       1,214      (7,383)
                                             ---------- -----------  ---------- -----------  ----------- -----------
Total....................................... $8,930,757 $(1,853,606) $6,609,819 $(1,020,506) $15,540,576 $(2,874,112)
                                             ========== ===========  ========== ===========  =========== ===========

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                      Less than 12 Months       12 Months or More             Total
                                                    -----------------------  ----------------------  -----------------------
                                                       Fair      Unrealized    Fair      Unrealized     Fair      Unrealized
December 31, 2008                                      Value       Losses      Value       Losses       Value       Losses
-----------------                                   ----------- -----------  ---------- -----------  ----------- -----------
                                                                                 (In Thousands)
Fixed maturities
   U.S. government obligations..................... $        -- $        --  $    1,234 $      (286) $     1,234 $      (286)
   Foreign government..............................     182,033     (15,516)      8,629        (168)     190,662     (15,684)
   States, territories & political
     subdivisions..................................      29,062      (1,346)     29,769     (12,487)      58,831     (13,833)
   Corporate securities............................  11,802,942  (1,489,134)  5,438,262  (1,130,382)  17,241,204  (2,619,516)
   Mortgage-backed, asset-backed and
     collateralized:
       Residential mortgage-backed
         securities................................   1,200,111    (192,939)  1,398,175    (378,965)   2,598,286    (571,904)
       Commercial mortgage-backed
         securities................................     467,682    (181,817)    419,007    (220,413)     886,689    (402,230)
       Collateralized debt obligation / Asset
         backed securities.........................     490,107     (43,791)    199,885     (72,069)     689,992    (115,860)
   Affiliated securities...........................      83,155     (56,973)    525,042     (27,281)     608,197     (84,254)
                                                    ----------- -----------  ---------- -----------  ----------- -----------
Total fixed maturities.............................  14,255,092  (1,981,516)  8,020,003  (1,842,051)  22,275,095  (3,823,567)
Equity securities:
   Common stocks...................................      14,166      (4,429)         --          --       14,166      (4,429)
   Preferred stocks................................       9,495        (172)         --          --        9,495        (172)
                                                    ----------- -----------  ---------- -----------  ----------- -----------
Total equity securities............................      23,661      (4,601)         --          --       23,661      (4,601)
Investment in AIG..................................       1,272      (7,325)         --          --        1,272      (7,325)
                                                    ----------- -----------  ---------- -----------  ----------- -----------
Total.............................................. $14,280,025 $(1,993,442) $8,020,003 $(1,842,051) $22,300,028 $(3,835,493)
                                                    =========== ===========  ========== ===========  =========== ===========

As of December 31, 2009, the Company held 1,740 individual fixed maturity and equity securities that were in an unrealized loss position, of which 644 individual securities were in a continuous unrealized loss position for 12 months or more.

The Company did not recognize in earnings the unrealized losses on these fixed maturity securities at December 31, 2009, because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Furthermore, management expects to recover the entire amortized cost basis of these securities. In performing this evaluation, management considered the recovery periods for securities in previous periods of broad market declines. For fixed maturity securities with significant declines, management performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

The following table presents the amortized cost and estimated fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2009:

                                                 Total Fixed Maturity Available
                                                   for Sale Securities
                                                 ------------------------------
                                                  Amortized
                                                    Cost         Fair Value
                                                   -----------    -----------
                                                     (In Thousands)
Due in one year or less......................... $   710,553     $   718,796
Due after one year through five years...........   6,611,134       6,962,376
Due after five years through ten years..........   9,686,160      10,174,043
Due after ten years.............................  18,873,845      19,909,922
Mortgage-backed securities......................  13,132,932      11,615,404
                                                   -----------    -----------
Total fixed maturity securities available for
  sale.......................................... $49,014,624     $49,380,541
                                                   ===========    ===========

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

At December 31, 2009, the Company's investments included one investment in a single entity that exceeded 10 percent of the Company's consolidated shareholder's equity. This investment was in a short-term money market investment of $6.4 billion. In 2008, there was one investment exceeding 10 percent. This investment was in a short-term money market investment.

At December 31, 2009, $46.9 million of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

Trading Securities

On December 12, 2008, the Company and certain other wholly owned U.S. life insurance company subsidiaries of AIG sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of the RMBS. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1 billion plus a participation in the residual, each of which is subordinated to the repayment of a loan from the New York Fed to ML II.

Neither AIG nor the Company have any control rights over ML II. The Company has determined that ML II is a VIE and the Company is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale. The Company has elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. This interest is reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income. See Note 3 herein for further discussion of the Company's fair value methodology and the valuation of ML II.

Net unrealized gains (losses) included in the statements of income (loss) from fixed maturity securities classified as trading securities in 2009, 2008 and 2007 were $(3.4) million, $(123.6) million, and $4.0 million, respectively.

See Note 7 herein for additional information regarding AIG's U.S. Securities Lending Program ("the Securities Lending Program") and the sale of the RMBS to ML II.

MORTGAGE LOANS ON REAL ESTATE

At December 31, 2009, the Company had direct commercial mortgage loan exposure of $6.28 billion, with $6.26 billion representing U.S. loan exposure. At that date, substantially all of the U.S. loans were current. Foreign commercial mortgage loans of $19.8 million are secured predominantly by properties in Canada.

The U.S. commercial loan exposure by state and type of loan, at December 31, 2009, were as follows:

State                     # of Loans  Amount *  Apartments  Offices    Retails   Industrials  Hotels   Others  % of Total
-----                     ---------- ---------- ---------- ---------- ---------- ----------- -------- -------- ----------
                                                                 ($ in Thousands)
California...............     78     $1,355,248  $ 63,471  $  620,225 $   69,695  $277,447   $249,603 $ 74,807    21.6%
New York.................     41        804,018   128,759     515,511    104,051    21,274      9,992   24,431    12.8%
New Jersy................     36        724,620   344,566     163,390    191,952     4,751         --   19,961    11.5%
Florida..................     53        520,324    24,697     188,345    130,468    84,682     20,981   71,151     8.3%
Texas....................     29        371,912    21,152     146,289     65,655    81,051     47,919    9,846     5.9%
Other states.............    249      2,505,835   402,804     919,029    629,999   203,095    175,016  175,892    39.9%
                             ---     ----------  --------  ---------- ----------  --------   -------- --------   -----
   Total.................    486     $6,281,957  $985,449  $2,552,789 $1,191,820  $672,300   $503,511 $376,088   100.0%
                             ===     ==========  ========  ========== ==========  ========   ======== ========   =====

--------
*  Excludes portfolio valuation allowance

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company's mortgage and other loan valuation allowance activity are as follows:

                                                            2009     2008  2007
                                                          --------  ------ ----
                                                             (In Thousands)
Allowance, beginning of year............................. $  5,656  $   -- $--
   Additions to allowance for losses.....................  165,701   5,656  --
   Charge-offs, net of recoveries........................  (26,182)     --  --
                                                          --------  ------ ---
Allowance, end of year................................... $145,175  $5,656 $--
                                                          ========  ====== ===

The Company's impaired mortgage loans are as follows:

                                                               2009      2008
                                                             --------  -------
                                                               (In Thousands)
Impaired loans with valuation allowances.................... $245,016  $ 9,000
Impaired loans without valuation allowances.................  105,529       --
                                                             --------  -------
   Total impaired loans.....................................  350,545    9,000
Less: Valuation allowances on impaired loans................  (84,174)  (6,000)
                                                             --------  -------
   Impaired loans, net...................................... $266,371  $ 3,000
                                                             ========  =======

The Company recognized $19.7 million in interest income on the above impaired mortgage loans for the year ended December 31, 2009. The Company did not recognize any interest income on impaired loans for the year ended December 31, 2008.

INVESTMENT INCOME

Investment income by type of investment was as follows for the years ended December 31:

                                               2009        2008        2007
                                            ----------  ----------  ----------
                                                      (In Thousands)
Investment income:
   Fixed maturities........................ $3,460,464  $2,977,665  $3,407,729
   Equity securities.......................      2,802       5,469      10,929
   Mortgage and other loans................    434,064     455,798     393,838
   Policy loans............................    110,151     112,977     105,516
   Investment real estate..................     30,201      29,824      11,922
   Partnerships and other invested assets..   (154,048)   (468,549)    230,552
   Securities Lending......................      1,723     141,070       8,889
   Other investment income.................     23,795      67,231      31,878
                                            ----------  ----------  ----------
Gross investment income....................  3,909,152   3,321,485   4,201,253
Investment expenses........................    (68,497)    (59,209)    (39,701)
                                            ----------  ----------  ----------
Net investment income...................... $3,840,655  $3,262,276  $4,161,552
                                            ==========  ==========  ==========

The carrying value of investments that produced no investment income during 2009 was $449.9 million, which is less than 0.7 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


NET REALIZED INVESTMENT GAINS (LOSSES)

Realized gains (losses) by type of investment were as follows for the years ended December 31:

                                                                                             2009         2008         2007
                                                                                         -----------  ------------  ---------
                                                                                                    (In Thousands)
Sales of fixed maturity securities, available for sale:
   Gross gains.......................................................................... $   715,891  $  1,622,253  $ 125,542
   Gross losses.........................................................................    (492,838)   (2,287,496)  (185,802)
Sales of equity securities, available for sale:
   Gross gains..........................................................................      11,721        18,355     11,549
   Gross losses.........................................................................      (3,227)       (2,368)        --
Partnerships and other invested assets:
   Gross gains..........................................................................      21,016       111,166     27,477
   Gross losses.........................................................................    (187,761)      (38,125)   (11,927)
Derivatives:
   Gross gains..........................................................................     295,648       233,294     58,803
   Gross losses.........................................................................    (392,351)     (637,466)  (115,703)
Securities lending collateral, including other-than- temporary impairments..............      11,583    (7,351,963)  (194,892)
Other-than-temporary impairments:
   Total other-than-temporary impairments on available for sale securities..............    (900,586)   (4,792,215)  (506,946)
   Portion of other-than-temporary impairments on available for sale fixed maturity
     securities recognized in accumulated other comprehensive income (loss).............    (195,830)           --         --
                                                                                         -----------  ------------  ---------
Net other-than-temporary impairments on available for sale securities recognized in net
  income (loss).........................................................................  (1,096,416)   (4,792,215)  (506,946)
Other-than-temporary impairments on all other investments...............................    (140,900)      (43,377)   (13,909)
                                                                                         -----------  ------------  ---------
Net realized investment gains (losses) before taxes..................................... $(1,257,634) $(13,167,942) $(805,808)
                                                                                         ===========  ============  =========

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


CREDIT IMPAIRMENTS

The following table presents a rollforward of the credit impairments recognized in earnings for available for sale fixed maturity securities held by the Company at December 31, 2009:

                                                                                                               (In Thousands)
                                                                                                               --------------
NINE MONTHS ENDED DECEMBER 31, 2009
Balance, March 31, 2009.......................................................................................   $       --
Increases due to:
   Credit losses remaining in accumulated deficit related to adoption of new other-than-temporary impairment
     standard.................................................................................................    1,494,650
   Credit impairments on new securities subject to impairment losses..........................................       85,788
   Additional credit impairments on previously impaired securities............................................      429,816
Reductions due to:
   Credit impaired securities fully disposed for which there was no prior intent or requirement to sell.......     (193,002)
   Accretion on securities previously impaired due to credit..................................................      (64,388)
                                                                                                                 ----------
Balance, December 31, 2009....................................................................................   $1,752,864
                                                                                                                 ==========

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. See Notes 2 and 3 for further discussion on derivative financial instruments.

The following table presents the notional amount and gross fair value of derivative financial instruments, by their underlying risk exposure, excluding embedded derivatives, held at:

                                                     Derivative Assets   Derivative Liabilities
                                                    -------------------- ----------------------
                                                     Notional    Fair     Notional     Fair
                                                    Amount (a) Value (b) Amount (a)  Value (b)
                                                    ---------- --------- ----------  ---------
                                                                 (In Thousands)
December 31, 2009
Derivatives not designated as hedging instruments:
   Interest rate contracts......................... $  699,506 $ 28,397   $423,101    $18,418
   Foreign exchange contracts......................    282,555   25,339    533,018     60,301
   Equity contracts................................  2,100,361   23,209      2,875        385
                                                    ---------- --------   --------    -------
Total derivatives.................................. $3,082,422 $ 76,945   $958,994    $79,104
                                                    ========== ========   ========    =======

                                                     Derivative Assets   Derivative Liabilities
                                                    -------------------- ----------------------
                                                     Notional    Fair     Notional     Fair
                                                    Amount (a) Value (b) Amount (a)  Value (b)
                                                    ---------- --------- ----------  ---------
                                                                 (In Thousands)
December 31, 2008
Derivatives not designated as hedging instruments:
   Interest rate contracts......................... $  543,031 $ 48,533   $495,199    $29,495
   Foreign exchange contracts......................    656,187  121,342    173,008     43,177
   Equity contracts................................  4,689,674   38,471     11,275        250
                                                    ---------- --------   --------    -------
Total derivatives.................................. $5,888,892 $208,346   $679,482    $72,922
                                                    ========== ========   ========    =======

--------
(a) Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is generally not a quantification of market risk or credit risk and is not recorded on the consolidated balance sheets. Notional amounts generally represent those

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

    amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.
(b) Fair value amounts are shown before the effects of counterparty adjustments. See Note 3 for additional information regarding the Company's fair value measurement of derivative instruments.

The Company's interest rate contracts include interest rate swaps and short futures options. The interest rate swap agreements convert specific investment securities from a floating to a fixed-rate basis and are used to mitigate the impact of changes in interest rates on certain investment securities. The Company buys and sells exchange traded short futures contracts on U.S. Treasury notes to hedge interest rate exposures on certain bonds purchased for the Company's trading portfolio. The short futures contracts have terms no longer than three months at the time of purchase and all such positions are closed out each quarter end.

Foreign exchange contracts used by the Company include cross-currency interest rate swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

The Company purchases equity contracts, such as futures, call and put options, to hedge certain guarantees of specific equity-indexed universal life and variable annuity products. The Company's exchange traded index and long bond futures contracts have no recorded value as they are net cash settled daily. Call options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation to purchase a financial instrument at a specified price within a specified period of time. Put options are contracts that provide the purchaser, for a premium payment, the right, but not the obligation to sell a financial instrument at a specified price within a specified period of time.

Derivative instruments are reported as assets or liabilities based on the Company's net position with each counterparty, in accordance with the Company's signed master netting agreements. The derivative instruments reported in the preceding table are recorded in the consolidated balance sheets at fair value as follows:

                                                              2009      2008
                                                            --------  --------
                                                              (In Thousands)
Derivative assets.......................................... $ 38,023  $151,675
Derivative liabilities.....................................  (42,232)  (16,251)
                                                            --------  --------
Total net derivative assets (liabilities).................. $ (4,209) $135,424
                                                            ========  ========

The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlements, change in value of its embedded derivatives and gains and losses on sales of derivatives in net realized investment gains (losses) in the consolidated statements of income
(loss):

                                                   2009       2008      2007
                                                ---------  ---------  --------
                                                        (In Thousands)
Derivatives not designated as hedging
  instruments
   Interest rate contracts..................... $  (7,827) $  26,457  $  6,327
   Foreign exchange contracts..................  (110,840)   206,096   (67,724)
   Equity contracts............................  (130,683)    95,383       693
   Other contracts.............................   152,647   (732,108)    3,804
                                                ---------  ---------  --------
Total.......................................... $ (96,703) $(404,172) $(56,900)
                                                =========  =========  ========

The Company issues certain equity-indexed universal life and variable annuity products which contain guaranteed provisions that are considered embedded derivatives. The fair value of these embedded derivatives is reflected in policyholder contract deposits of the consolidated balance sheets. The changes in fair value of the embedded derivatives are reported in net realized investment gains (losses) in the accompanying consolidated statements of income
(loss).

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. At December 31, 2009 and 2008, the Company had $21.6 million of net derivative liabilities and $61.7 million of net derivative assets, respectively, outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date.

6. VARIABLE INTEREST ENTITIES

The accounting standard related to the consolidation of variable interest entities provides guidance for determining when to consolidate certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity that is at risk to allow the entity to finance its activities without additional subordinated financial support. This standard recognizes that consolidation based on majority voting interest should not apply to these variable interest entities. A VIE is consolidated by its primary beneficiary, which is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

The Company enters into various arrangements with VIEs in the normal course of business. The Company is involved with VIEs primarily as passive investors in debt securities (rated and unrated) and equity interests issued by VIEs.

The Company generally determines whether it is the primary beneficiary or a significant interest holder based on a qualitative assessment of the VIE. This includes a review of the VIE's capital structure, contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued, and the Company's interests in the entity which either create or absorb variability. The Company evaluates the design of the VIE and the related risks the entity was designed to expose the variable interest holders to in evaluating consolidation. In limited cases, when it may be unclear from a qualitative standpoint if the Company is the primary beneficiary, the Company uses a quantitative analysis to calculate the probability weighted expected losses and probability weighted expected residual returns using cash flow modeling.

The Company's total off balance sheet exposure associated with VIEs, primarily consisting of commitments to real estate and investment funds, was $12.2 million and $71.7 million at December 31, 2009 and 2008, respectively.

The following table presents the Company's total assets, total liabilities and off-balance sheet exposure associated with its significant variable interests in consolidated VIEs:

                                            At December 31,
                             --------------------------------------------------
                                                                 Off-Balance
                                VIE Assets      VIE Liabilities  Sheet Exposure
                             ----------------- ----------------- --------------
                               2009     2008     2009     2008   2009    2008
                             -------- -------- -------- -------- ----    ----
                                            (In Thousands)
Castle 1 Trust.............. $907,563 $972,261 $528,271 $575,151 $--     $--

The Company defines a variable interest as significant relative to the materiality of its interest in the VIE. The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where the Company has also provided credit protection to the VIE with the VIE as the referenced obligation, or (iii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by the Company generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to the Company, except in limited circumstances when the Company has provided a guarantee to the VIE's interest holders.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents total assets of unconsolidated VIEs in which the Company holds a significant variable interest or is a sponsor that holds variable interest in a VIE, and the Company's maximum exposure to loss associated with these VIEs:

                                                   Maximum Exposure to Loss
                                                -------------------------------
                                                On-Balance Off-Balance
                                                  Sheet       Sheet
                                                ---------- -----------
                                                Purchased
                                                   and     Commitments
                                     Total VIE   Retained      and
                                      Assets    Interests  Guarantees   Total
                                    ----------- ---------- ----------- --------
                                                  (In Thousands)
December 31, 2009
Real estate and investment funds... $ 1,148,436  $196,229    $12,150   $208,379
CDOs...............................     718,384   171,891         --    171,891
Maiden Lane II.....................  15,911,177   265,833         --    265,833
                                    -----------  --------    -------   --------
Total.............................. $17,777,997  $633,953    $12,150   $646,103
                                    ===========  ========    =======   ========
December 31, 2008
Real estate and investment funds... $ 3,714,083  $398,333    $71,670   $470,003
CDOs...............................     719,592   164,596         --    164,596
Maiden Lane II.....................  19,190,000   274,733         --    274,733
                                    -----------  --------    -------   --------
Total.............................. $23,623,675  $837,662    $71,670   $909,332
                                    ===========  ========    =======   ========

Balance Sheet Classification

The Company's interest in the assets and liabilities of consolidated and unconsolidated VIEs were classified on the Company's consolidated balance sheets as follows:

                                                    At December 31,
                                          -------------------------------------
                                          Consolidated VIEs Unconsolidated VIEs
                                          ----------------- -------------------
                                            2009     2008     2009      2008
                                          -------- -------- --------  --------
                                                    (In Thousands)
Assets:
   Cash and short-term investments....... $109,685 $107,282 $     --  $     --
   Restricted cash.......................   35,648   48,701       --        --
   Available for sale securities.........       --       --  171,891   164,596
   Trading securities....................       --       --  265,833   274,733
   Aircraft..............................  745,860  791,506       --        --
   Other invested assets.................    7,979   17,038  196,229   398,333
   Other asset accounts..................    8,391    7,734       --        --
                                          -------- -------- --------  --------
Total assets............................. $907,563 $972,261 $633,953  $837,662
                                          ======== ======== ========  ========
Liabilities:
   Other long-term debt.................. $430,758 $462,306 $     --  $     --
   Other liabilities.....................   97,513  112,845       --        --
                                          -------- -------- --------  --------
Total liabilities........................ $528,271 $575,151 $     --  $     --
                                          ======== ======== ========  ========

Real Estate and Investment Funds

The Company is an investor in various real estate investments, some of which are VIEs. These investments are typically with unaffiliated third-party developers via a partnership or limited liability company structure. The VIE's activities consist of the development or redevelopment of commercial and residential real estate. The Company participates as a passive investor in the equity issued primarily by third-party-managed hedge and private equity

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

funds and some funds managed by AIG Investments (an affiliate). The Company is typically not involved in the design or establishment of VIEs, nor does it actively participate in the management of VIEs.

CDOs

The Company invests in CDOs. In CDO transactions, a special purpose entity purchases a portfolio of assets such as bank loans, corporate debt, or non-performing credits and issues trust certificates or debt securities that represent interests in the portfolio of assets. These transactions can be cash-based or synthetic and are actively or passively managed.

Maiden Lane II

On December 12, 2008, the Company and certain other domestic insurance subsidiaries sold all of their undivided interests in a pool of $39.3 billion face amount of RMBS to ML II. The Company has a significant variable economic interest in ML II, which is a VIE. See Note 7 herein for further discussion.

7. SECURITIES LENDING PROGRAM

The Company and certain other wholly owned U.S. insurance company subsidiaries of AIG historically participated in the Securities Lending Program, which was managed by an affiliated agent, AIG Securities Lending Corp. (the "Agent") and an affiliated investment advisor for the benefit of the insurance company participants (collectively, "the Participants").

During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than as secured borrowings.

On December 8, 2008, in conjunction with the termination of the Securities Lending Program, the Company purchased corporate credit and other asset-backed securities at fair values totaling $1.66 billion from the Securities Lending Program's collateral account.

On December 12, 2008, the Securities Lending Program was terminated following the sale of long-term investments held by the Agent in the Securities Lending Program's collateral account and the settlement of all outstanding securities lending transactions. Prior to the termination of the Securities Lending Program, the Participants recognized realized capital losses on other-than-temporary impairments and sales of the long-term investments. AIG made capital contributions to the Participants, which were funded directly to the Securities Lending Program's collateral account, and which largely offset the obligations of the Participants to contribute to the collateral account their pro rata share of any investment losses incurred.

The Company recorded the following amounts in 2008 related to the Securities Lending Program:

                                                                (In Thousands)
                                                                --------------
For the year ended December 31, 2008:
Realized losses on securities lending collateral:
   Net realized losses on RMBS sold to ML II...................  $  (764,314)
   Net realized losses on all other asset sales................     (727,556)
   Realized losses due to other-than-temporary declines in
     value.....................................................   (5,860,093)
                                                                 -----------
       Total...................................................  $(7,351,963)
                                                                 ===========
Net realized losses related to lent securities with
  insufficient collateral:
   Deemed sales of lent securities.............................  $  (464,895)
   Forward purchase commitments................................     (514,544)
                                                                 -----------
       Total...................................................  $  (979,439)
                                                                 ===========

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


At December 31, 2008, the Company's assets included undistributed funds held in the Securities Lending Program collateral account and a receivable from affiliate for amounts due to the Company from the Agent. The Company received settlement of the following amounts during 2009, and terminated its securities lending agency agreement with the Agent effective as of December 31, 2009:

                                                                  December 31,
                                                                 --------------
                                                                   2009   2008
                                                                 ------ -------
                                                                 (In Thousands)
Undistributed Securities Lending Program assets, in short term
  investments...................................................  $--   $76,640
Receivable from affiliated Agent, in amounts due from related
  parties.......................................................  $--   $67,015

On September 19, 2008, a proceeding was commenced pursuant to the provisions of the Securities Investor Protection Act of 1970 ("SIPA") with respect to Lehman Brothers Inc. ("Lehman") and a trustee was appointed to administer the Lehman estate. On that date, securities owned by the Company and certain other Participants (collectively, the "Affected Participants") were on loan to Lehman under a master securities lending agreement (the "MSLA"). The commencement of this SIPA proceeding constituted an event of default under the MSLA, and the lent securities were not returned by Lehman. The Affected Participants reported the lent securities that were not returned by Lehman as sales. As a result of the default, the Affected Participants exercised their remedies under the MSLA to apply collateral held against the amounts owed by Lehman. On November 17, 2008, the Participants instructed the Agent to distribute assets from the Securities Lending Program collateral account having an aggregate fair value equal to the aggregate fair value of the unreturned lent securities on that date. The assets distributed included corporate credit and other asset-backed securities, which were recorded by the Affected Participants in fixed maturity securities, available for sale. The remaining collateral held with respect to securities loaned to Lehman was distributed in cash to the Affected Participants on December 30, 2008 and is reflected in other liabilities at December 31, 2009 and 2008.

Maiden Lane II

On December 12, 2008, in conjunction with the termination of the Securities Lending Program, AIG, the Participants and the Agent entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with ML II. Pursuant to the Asset Purchase Agreement, the Participants sold to ML II all of their undivided interests in a pool of $39.3 billion par amount of RMBS held in the Securities Lending Program's collateral account. In exchange for the RMBS, the Participants received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price, as described below. The total purchase price was based on the fair value of the RMBS as of October 31, 2008, and the Participants recognized a realized loss of $2.2 billion on the transaction. The amount of the initial payment and the deferred contingent portions of the total purchase price were allocated among the Participants based on their respective ownership interests in the pool of RMBS as of September 30, 2008.

Pursuant to a credit agreement, the New York Fed, as senior lender, made a loan to ML II (the "ML II Senior Loan") in the aggregate amount of $19.5 billion (such amount being the cash purchase price of the RMBS payable by ML II on the closing date after certain adjustments, including payments on RMBS for the period between the transaction settlement date of October 31, 2008 and the closing date of December 12, 2008). The ML II Senior Loan is secured by a first priority security interest in the RMBS and all property of ML II, bears interest at a rate per annum equal to one-month London Interbank Offered Rate ("LIBOR") plus 1.0 percent and has a stated six-year term, subject to extension by the New York Fed at its sole discretion. After the ML II Senior Loan has been repaid in full, to the extent there are sufficient net cash proceeds from the RMBS, the Participants will be entitled to receive from ML II a portion of the deferred contingent purchase price in the amount of up to $1.0 billion plus interest that accrues from the closing date and is capitalized monthly at the rate of one-month LIBOR plus 3.0 percent. Upon payment in full of the ML II Senior Loan and the accrued distributions on the Participants' fixed portion of the deferred contingent purchase price, all remaining amounts received by ML II will be paid five-sixths to the New York Fed as contingent interest and one-sixth to the Participants as remaining deferred contingent purchase price. New York Fed will have sole control over ML II and the sales of the RMBS by ML II so long as the New York Fed has any interest in the ML II Senior Loan.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


8. DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED AND DEFERRED SALES INDUCEMENTS

The following table summarizes the activity in DAC:

                                               2009        2008        2007
                                            ----------  ----------  ----------
                                                      (In Thousands)
Balance at January 1....................... $6,527,565  $5,451,436  $4,877,000
   Deferrals...............................    474,514     784,997     766,076
   Accretion of interest/amortization......   (551,735)   (522,487)   (445,931)
   Effect of unlocking assumptions used in
     estimating future gross profits.......    (55,257)   (155,938)     34,137
   Effect of realized losses on securities
     (a)...................................    152,518     687,051      41,209
   Effect of unrealized (gains) losses on
     securities (b)........................   (566,563)    280,506     178,945
   Increase due to foreign exchange........      4,000       2,000          --
                                            ----------  ----------  ----------
Balance at December 31..................... $5,985,042  $6,527,565  $5,451,436
                                            ==========  ==========  ==========
--------
(a) In 2009, a decrease of $439.1 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (b) below with no net impact to the DAC balance.
(b) In 2009, an increase of $439.1 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (a) above with no net impact to the DAC balance.

A roll forward of VOBA for the years ended December 31 follows:

                                                    2009      2008      2007
                                                  --------  --------  --------
                                                         (In Thousands)
Balance at January 1............................. $451,132  $358,443  $351,469
   Deferrals.....................................       --        --       101
   Accretion of interest/amortization............  (21,093)  (15,903)  (11,445)
   Effect of unlocking assumptions used in
     estimating future gross profits.............       --    (1,000)       --
   Effect of realized (gains) losses on
     securities (a)..............................  (41,222)   37,411      (882)
   Effect of unrealized (gains) losses on
     securities (b)..............................  (56,903)   72,181    19,200
                                                  --------  --------  --------
Balance at December 31........................... $331,914  $451,132  $358,443
                                                  ========  ========  ========
--------
(a) In 2009, a decrease of $43.8 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (b) below with no net impact to the VOBA balance.
(b) In 2009, an increase of $43.8 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (a) above with no net impact to the VOBA balance.

VOBA amortization, net of accretion of interest, expected to be recorded in each of the next five years is $14.4 million, $14.7 million, $14.6 million, $14.6 million and $13.5 million, respectively.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Activity in deferred sales inducements for the years ended December 31 follows:

                                                                         2009      2008      2007
                                                                       --------  --------  --------
                                                                              (In Thousands)
Balance at January 1.................................................. $192,429  $127,115  $ 82,128
   Deferrals..........................................................   50,679    52,480    50,651
   Accretion of interest/amortization.................................  (15,278)      834    (8,664)
   Effect of unlocking assumptions used in estimating future gross
     profits..........................................................   (1,743)  (17,000)       --
   Effect of realized losses on securities (a)........................    4,000    20,000     1,000
   Effect of unrealized (gains) losses on securities (b)..............  (14,000)    9,000     2,000
                                                                       --------  --------  --------
Balance at December 31................................................ $216,087  $192,429  $127,115
                                                                       ========  ========  ========

--------
(a) In 2009, a decrease of $10.5 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (b) below with no net impact to the sales inducement balance.
(b) In 2009, an increase of $10.5 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (a) above with no net impact to the sales inducement balance.

In accordance with GAAP, the Company periodically unlocks assumptions as necessary. Depending on the product, DAC, URR and other required reserves may be affected. In 2009, the unlocking increased amortization, which was primarily a result of reductions in the long-term growth rate assumptions and deteriorating equity market conditions early in the year. The unlocking also increased amortization of the sales inducement asset on certain deferred annuities and reduced URR on certain interest sensitive life products. In addition to the unlocking, amortization increased in 2009 due in part to the higher deferrals in 2008 and increased voluntary policy terminations. In 2008, DAC amortization increased to reflect higher projected surrenders and lower market growth assumptions. During 2008, the unlocking of assumptions discussed above also involved the Company's participating business resulting in additional VOBA amortization.

During 2009, the Company continued to migrate certain blocks of reserves and deferred acquisition costs from various legacy valuation systems to a new valuation system, representing approximately $3.5 billion of reserves and $50.7 million of DAC at the point of conversion. During 2008 and 2007, the corresponding amounts were approximately $9.0 billion and $1.2 billion of reserves and $1.1 billion of DAC as of December 31, 2008. There were no DAC migrations in 2007.

The conversions resulted in GAAP reserves changes with 2009 reflecting an increase in reserves of $5.6 million, a decrease in reserves of $3.2 million in 2008 and an increase in reserves of $1.0 million during 2007. DAC declined by $1.5 million and increased by $0.8 million in 2009 and 2008, respectively. There was no change in DAC in 2007.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


9. FUTURE POLICY BENEFITS AND POLICYHOLDER CONTRACT DEPOSITS

Future policy benefits and policyholder contract deposit liabilities were as follows at December 31:

                                                           2009        2008
                                                        ----------- -----------
                                                            (In Thousands)
Future policy benefits:
   Ordinary life....................................... $ 6,163,606 $ 5,915,413
   Group life..........................................      51,457      52,500
   Life contingent group annuities.....................      95,350      98,887
   Life contingent annuities...........................   7,678,817   7,491,509
   Terminal funding....................................     366,880     377,742
   Accident and health.................................     207,699     237,142
                                                        ----------- -----------
Total.................................................. $14,563,809 $14,173,193
                                                        =========== ===========
Policyholder contract deposits:
   Annuities........................................... $38,515,281 $37,658,097
   Corporate-owned life insurance......................     310,762     432,102
   Universal life......................................   7,106,396   7,175,895
   Other contract deposits.............................     220,550     147,738
                                                        ----------- -----------
Total.................................................. $46,152,989 $45,413,832
                                                        =========== ===========

For interest-sensitive life insurance and investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges, and as applicable, other required reserves. Equity-indexed business is reserved according to the guidance in derivative accounting standards. Reserves for other contracts are based on estimates of the cost of future policy benefits. Interest, mortality, and surrender assumptions vary by product and are generally based upon actual experience at the time of issue. Interest assumptions used to compute individual life reserves ranged from 1.0 percent to
9.25 percent.

The liability for future policy benefits has been established based upon the following assumptions:

    . Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 1.0 percent to
       9.25 percent. Interest rates on immediate/terminal funding annuities are at a maximum of 13.5 percent and grade to not less than 0.4 percent.

    . Mortality and surrender rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate, including surrenders, for individual and group life approximated 6.1 percent.

The liability for policyholder contract deposits has been established based on the following assumptions:

    . Interest rates credited for deferred annuities vary by year of issuance and range from 2.0 percent to 11.5 percent. This range is applicable to deferred annuity contracts where the crediting rates are not directly based on equity market returns. Current declared interest rates are generally guaranteed to remain in effect for a period of one year, though some are guaranteed for longer periods. Withdrawal charges generally range from 0.0 percent to 20.0 percent, grading to zero over a period of 0 to 15 years.

    . Interest rates on corporate-owned life insurance are guaranteed at 3.0 or 4.0 percent, depending on policy form, and the weighted average rate credited in 2009 was 4.18 percent.

    . The universal life policies, exclusive of corporate-owned life insurance business, have credited interest rates of 1.0 percent to 6.0 percent and guarantees ranging from 1.0 percent to 5.25 percent depending on the year of

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

      issue. Additionally, universal life policies are subject to surrender charges that amount to 13.6 percent of the fund balance and grade to zero over a period not longer than 20 years.

Participating life insurance accounted for approximately 1.1 percent of life insurance in force at December 31, 2009.

Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $43.1 million, $45.0 million and $49.8 million in 2009, 2008 and 2007, respectively, and were included as part of policyholders' benefits in the consolidated statements of income (loss).

GMDB, GMIB and GMWB

Details concerning the Company's exposure to guaranteed benefits as of December 31 were as follows:

                                                          2009         2008
                                                      -----------  -----------
                                                          ($ In Thousands)
In the event of death (GMDB)
   Account value..................................... $42,433,248  $38,067,170
   Net amount at risk (a)............................   3,109,095    7,258,951
   Average attained age of contract holders..........          57           57
   Range of guaranteed minimum return rates..........  0.00%-3.50%  0.00%-4.50%
Annual withdrawals at specified date (GMWB)
   Account value..................................... $ 2,092,000  $ 1,930,000
   Net amount at risk (b)............................     313,000      483,000
   Weighted average period remaining until
     guaranteed payment..............................  19.7 years   19.7 years
--------
(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.
(b) Net amount at risk represents the guaranteed benefit exposure in excess of the current value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date.

The following summarizes the reserve for guaranteed benefits on variable contracts, which is reflected in the general account and reported in future policy benefits (GMDB/GMIB) and policyholder contract deposits (GMWB) on the consolidated balance sheets:

                                                              2009      2008
                                                           ---------  --------
                                                              (In Thousands)
Balance at January 1...................................... $ 241,026  $ 12,253
Guaranteed benefits incurred..............................  (130,707)  238,748
Guaranteed benefits paid..................................   (15,840)   (9,975)
                                                           ---------  --------
Balance at December 31.................................... $  94,479  $241,026
                                                           =========  ========

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following assumptions and methodology were used to determine the reserve for guaranteed benefits on variable contracts at December 31, 2009 and 2008:

    . Data used was 1,000 stochastically generated investment performance scenarios.

    .  Mean investment performance assumption was 10 percent.

    .  Volatility assumption was 16 percent.

    . Mortality was assumed to be 70 percent to 87.5 percent of the 1975-80 SOA Ultimate, 1983a and Ult.M tables.

    . Lapse rates vary by contract type and duration and range from 5 percent to 25 percent with an average of 10 percent.

    .  The discount rate was 3 percent to 8 percent.

The guaranteed minimum withdrawal benefit rider that is available on equity-indexed annuities was first offered by AGL in 2008. The rider has a waiting period of one year before charges are assessed and before the withdrawal option can be elected. To date, sales of this rider have been immaterial and no reserves are being held.

10. REINSURANCE

The Company generally limits its exposure to loss on any single insured to $10.0 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $15.0 million. The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, the Company would reassume the liability, as the Company remains primarily liable to the policyholder.

A receivable is recorded for reinsured benefits, both paid and pending, which are recoverable from the reinsurer. Reinsurance premiums are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Reinsurance transactions for the years ended December 31, 2009, 2008 and 2007 were as follows:

                                                                                                         Percentage
                                                                               Assumed From              of Amount
                                                                Ceded to Other    Other         Net       Assumed
                                                   Gross Amount   Companies     Companies      Amount      to Net
                                                   ------------ -------------- ------------ ------------ ----------
                                                                      (In Thousands)
December 31, 2009
Life insurance in force........................... $680,109,141  $124,318,389   $4,171,129  $559,961,881    0.74%
                                                   ============  ============   ==========  ============
Premiums:
   Life insurance and annuities...................    1,633,841       643,273       17,944     1,008,512    1.78%
   Accident and health insurance..................       31,191         1,770           72        29,493    0.24%
                                                   ------------  ------------   ----------  ------------
Total premiums.................................... $  1,665,032  $    645,043   $   18,016  $  1,038,005    1.74%
                                                   ============  ============   ==========  ============
December 31, 2008
Life insurance in force........................... $705,072,905  $137,546,794   $4,205,105  $571,731,216    0.74%
                                                   ============  ============   ==========  ============
Premiums:
   Life insurance and annuities...................    2,395,137       634,673       20,890     1,781,354    1.17%
   Accident and health insurance..................       29,820        14,801       21,720        36,739   59.12%
                                                   ------------  ------------   ----------  ------------
Total premiums.................................... $  2,424,957  $    649,474   $   42,610  $  1,818,093    2.34%
                                                   ============  ============   ==========  ============
December 31, 2007
Life insurance in force........................... $651,209,425  $139,600,110   $3,208,711  $514,818,026    0.62%
                                                   ============  ============   ==========  ============
Premiums:
   Life insurance and annuities...................    2,252,667       595,173       14,651     1,672,145    0.88%
   Accident and health insurance..................       29,418         8,045        9,959        31,332   31.79%
                                                   ------------  ------------   ----------  ------------
Total premiums.................................... $  2,282,085  $    603,218   $   24,610  $  1,703,477    1.44%
                                                   ============  ============   ==========  ============

The Company's reinsurance agreements do not relieve it from its direct obligations to its insureds. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer is unable to meet the obligations assumed under the reinsurance agreements. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial strength of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Total reinsurance recoverables are included in reinsurance receivables on the consolidated balance sheets. Reinsurance recoverable on paid losses was approximately $46.2 million, and $51.2 million, at December 31, 2009 and 2008, respectively. Reinsurance recoverable on unpaid losses was approximately $145.4 million, and $119.6 million at December 31, 2009 and 2008, respectively. Ceded claim and surrender recoveries under reinsurance agreements were $446.7 million, $394.3 million and $420.0 million for the years ended 2009, 2008 and 2007 respectively.

In December 2002, the Company entered into a coinsured/modified coinsurance agreement with AIG Life of Bermuda, Ltd. ("AIGB"), an affiliate. The agreement has an effective date of March 1, 2002. Under the agreement, AIGB reinsures 100 percent quota share of the Company's liability on virtually all level term and universal life products issued by the Company with issue dates on or after March 1, 2002. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. This agreement does not meet the criteria for reinsurance accounting under GAAP, therefore, deposit accounting is applied.

On December 1, 2006, with an effective date of October 1, 2006 ("Agreement 1") and on June 28, 2007, with an effective date of April 1, 2007 ("Agreement 2"), VALIC entered into modified coinsurance and coinsurance

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

reinsurance agreements with American Life Insurance Company ("ALICO"), pertaining to certain policies written via its branch in Japan. The Company assumes liability for a quota share portion of contracts issued by ALICO that include a GMIB under Agreement 1 and a GMWB under Agreement 2. The contracts assumed also include a GMDB provision under both Agreements 1 and 2. The GMIB (prior to its utilization date), GMWB and the GMDB have a 100 percent quota share and are assumed under coinsurance agreements. The GMIB (after its utilization date) has a 100 percent quota share and is assumed under the modified coinsurance provisions of Agreement 1. The benefits provided by the reinsured contracts under Agreement 1 are assumed with a 50 percent quota share under a modified coinsurance agreement. The benefits provided by the reinsured contracts under Agreement 2 are assumed with a varied quota share under a modified coinsurance agreement. Both agreements are unlimited in duration but either party may terminate either agreement as to new business with one hundred eighty day written notice to either party. Pursuant to the coinsurance portions of both Agreements, the Company records reserve liabilities for the amount of the reserves calculated for the GMIB, GMWB and GMDB provisions of the reinsured contracts. The reserves for the GMIB, GMWB and GMDB were $19.0 million and $8.7 million for the years ended December 31, 2009 and 2008, respectively. All monetary amounts of the Agreement and settlement transactions are expressed in Japanese Yen. The cumulative foreign currency translation adjustment related to all provisions of the Agreement was not significant to the Company's consolidated results of operations or financial condition. Agreement 1 was amended to terminate the agreement for new business issued on and after April 1, 2008. Agreement 2 was amended to terminate the agreement for new business issued on and after April 1, 2009.

For the year ending December 31, 2007, the Company incorporated, a wholly owned subsidiary, Pine Vermont Reinsurance Company ("Pine Vermont") with a contribution of $250,000. On September 29, 2008, Pine Vermont was dissolved and the capital contribution of $250,000 was returned to the Company. Pine Vermont was domiciled in Vermont.

During 2009, the Company partially terminated the yearly renewable term reinsurance contracts with Swiss Re Life & Health America Inc. and Lincoln National Life Insurance Company for a specific block of primarily whole life business. Terminations are being processed monthly based upon each of the policies' anniversary dates. The partial termination has resulted in a loss of $2.2 million.

Additionally, during 2009 the Company fully terminated and recaptured all reinsurance contracts with Delaware American Life Insurance Company, an affiliate of the Company. The recaptures resulted in a loss of $0.2 million.

11. COMMITMENTS AND CONTINGENT LIABILITIES

COMMITMENTS

Leases

The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates through 2019. At December 31, 2009, the future minimum lease payments under the operating leases are as follows:

                                                                 (In Thousands)
                                                                 --------------
 2010...........................................................    $10,668
 2011...........................................................      8,689
 2012...........................................................      7,084
 2013...........................................................      6,342
 2014...........................................................      4,627
 Thereafter.....................................................      9,099
                                                                    -------
 Total..........................................................    $46,509
                                                                    =======

Rent expense was $13.5 million, $11.5 million and $10.8 million for the years ended December 31, 2009, 2008 and 2007 respectively.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The leasing operations of Castle 1 Trust consist of leasing aircraft under operating leases which expire on various dates through 2015. At December 31, 2009, future minimum lease payments, including an estimated U.S. dollar equivalent for lease payments denominated in Euros using an exchange rate in effect at December 31, 2009, to be received by Castle 1 Trust under operating leases for the year ended December 31 are as follows:

                                                                 (In Thousands)
                                                                 --------------
 2010...........................................................    $ 88,380
 2011...........................................................      78,988
 2012...........................................................      61,061
 2013...........................................................      32,198
 2014...........................................................      14,271
 Thereafter.....................................................       2,602
                                                                    --------
 Total..........................................................    $277,500
                                                                    ========

Commitments to Fund Partnership Investments

The Company had unfunded commitments for its limited partnership investments totaling $871.4 million at December 31, 2009. These capital commitments can be called by the partnership during the commitment period (on average five years) to fund working capital needs or purchase new investments. Once the commitment period expires, the Company is under no obligation to fund the remaining unfunded commitments but may elect to do so.

Mortgage Loan Commitments

The company had $49.8 million in commitments relating to mortgage loans at December 31, 2009.

CONTINGENT LIABILITIES

Legal and Regulatory Matters

The Company is party to various lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations, cash flows and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

All fifty states have laws requiring solvent life insurance companies to pay assessments to protect the interests of policyholders of insolvent life insurance and annuity companies. The Company recognizes a liability for insurance-related assessments when all of the following three conditions have been met: (i) an assessment has been imposed or information available prior to the issuance of financial statements indicates it is probable that an assessment will be imposed, (ii) the event obligating the Company to pay an imposed or probable assessment occurred on or before the date of the financial statements, and (iii) the amount of the assessment can be reasonably estimated. The December 31, 2009 liability was estimated by the Company using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While it is not possible to exactly estimate the portion of the industry assessments for which the Company will be responsible, it is expected that any difference between the estimated assessments and the actual assessments will not be material to the Company's consolidated results of operations and financial position.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

In February 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the U.S. Securities and Exchange Commission ("SEC"), the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolved outstanding investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlements, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts. The Company received permanent permission from the SEC in September 2007.

Prior to September 22, 2008, the Company and certain affiliates were parties to an existing inter-affiliate credit facility (the "facility"), under which the Company and such affiliates committed to make loans to AIG and received from AIG an annual facility fee at a specified rate. The facility was terminated on September 22, 2008, in connection with AIG's entry into an $85 billion revolving credit facility with the New York Fed. All amounts owing from AIG to the Company under the facility as of its termination date have been paid in full.

12. TOTAL EQUITY

Capital contributions received by the Company for the years ended December 31 were as follows:

                                                           2009       2008      2007
                                                        ---------- ---------- --------
                                                                (In Thousands)
Cash from Parent....................................... $1,280,000 $  970,000 $     --
Contributions related to Securities Lending Program....         --  6,034,348   35,000
                                                        ---------- ---------- --------
   Total cash contributions............................  1,280,000  7,004,348   35,000
Contributions of securities at fair value..............         --  1,240,741       --
All other non cash contributions.......................      5,711         --  (15,490)
                                                        ---------- ---------- --------
   Total capital contributions......................... $1,285,711 $8,245,089 $ 19,510
                                                        ========== ========== ========

The components of accumulated other comprehensive income (loss) at December 31 were as follows:

                                                               2009         2008         2007
                                                           -----------  -----------  -----------
                                                                       (In Thousands)
Fixed maturity and equity securities, available for sale:
   Gross unrealized gains................................. $ 3,284,779  $ 1,352,492  $ 1,753,792
   Gross unrealized losses................................  (2,874,112)  (3,835,493)  (2,565,049)
Net unrealized gains on other invested assets.............     562,761       69,562      239,402
Adjustments to DAC, VOBA and deferred sales inducements...    (300,459)     337,007      (24,680)
Retirement plan adjustment................................        (193)        (350)        (328)
Foreign currency translation adjustments..................       8,116        3,037          955
Deferred federal and state income tax expense (benefit)...    (199,475)     730,800      211,337
                                                           -----------  -----------  -----------
   Accumulated other comprehensive income (loss) (a)...... $   481,417  $(1,342,945) $  (384,571)
                                                           ===========  ===========  ===========

--------
(a) Includes a decrease of $1.6 billion related to the cumulative effect of adopting a new other-than-temporary impairment accounting standard.

Dividends that the Company may pay to the Parent in any year without prior approval of the Texas Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Texas without obtaining the prior approval of the Insurance Commissioner is limited to the greater of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

net gain from operations. No dividends can be paid in 2010 without prior approval of the Insurance Commissioner as the Company has negative unassigned surplus as of December 31, 2009.

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, excluding certain assets from statutory admitted assets and valuing investments and establishing deferred taxes on a different basis.

The state has the right to permit specific practices that deviate from prescribed practices. In 1984, the Company received permission from the Insurance Commissioner to increase the value of the home office real estate properties to reflect the then current market value. In the event that the Company had not been permitted to record the value of its home office building at fair market value, the Company's risk-based capital would not have triggered a regulatory event.

Statutory net income (loss) and capital and surplus of AGL at December 31 were as follows:

                                               2009         2008        2007
                                            ----------  -----------  ----------
                                                      (In Thousands)
 Statutory net income (loss)............... $ (100,502) $(4,073,718) $  844,991
 Statutory capital and surplus............. $5,954,032  $ 5,394,379  $5,757,925

13. FEDERAL INCOME TAXES

The components of the provision for income taxes on pretax income for the years ended December 31 were as follows:

                                                   2009       2008       2007
                                                 --------  ----------  --------
                                                         (In Thousands)
 Current........................................ $(13,587) $ (995,291) $124,176
 Deferred.......................................  204,868   1,215,827   117,097
                                                 --------  ----------  --------
 Total income tax expense....................... $191,281  $  220,536  $241,273
                                                 ========  ==========  ========

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The US statutory income tax rate is 35 percent for 2009, 2008 and 2007. Actual tax expense on income differs from the statutory amount computed by applying the federal income tax rate for the years ended December 31 due to the following:

                                                 2009        2008       2007
                                               --------  -----------  --------
                                                        (In Thousands)
 US federal income tax (benefit) at statutory
   rate....................................... $  4,002  $(4,163,683) $353,030
 Adjustments:
    Valuation allowance.......................  201,586    4,400,204        --
    Non-conventional fuel source credits......       --           --   (58,164)
    Dividends received deduction..............  (30,158)     (32,280)  (37,683)
    Goodwill..................................       --       19,683        --
    IRS audit settlements.....................   (2,023)          --        --
    Prior year corrections....................    1,536      (10,496)  (22,718)
    Other credits, taxes and settlements......   16,338        7,108     6,808
                                               --------  -----------  --------
 Total income tax expense..................... $191,281  $   220,536  $241,273
                                               ========  ===========  ========

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of deferred tax assets and liabilities at December 31 are as follows:

                                                          2009         2008
                                                      -----------  -----------
                                                           (In Thousands)
Deferred tax assets:
   Excess capital losses and other tax carryovers.... $ 5,058,143  $        --
   Basis differential of investments.................          --    4,885,642
   Net unrealized losses on debt and equity
     securities available for sale...................          --      715,716
   Policy reserves...................................     629,721      789,547
   Other.............................................      18,807       19,400
                                                      -----------  -----------
   Total deferred tax assets before valuation
     allowance.......................................   5,706,671    6,410,305
   Valuation allowance...............................  (3,830,999)  (4,400,204)
                                                      -----------  -----------
   Total deferred tax assets.........................   1,875,672    2,010,101
Deferred tax liabilities:
   Deferred policy acquisition costs.................  (1,849,711)  (2,064,566)
   Basis differential of investments.................    (997,464)          --
   Net unrealized gains on debt and equity
     securities available for sale...................    (235,262)          --
   State deferred tax liabilities....................      (5,067)          --
   Capitalized EDP...................................     (11,796)     (21,901)
   Other.............................................          --      (17,724)
                                                      -----------  -----------
   Total deferred tax liabilities....................  (3,099,300)  (2,104,191)
                                                      -----------  -----------
Net deferred tax liability........................... $(1,223,628) $   (94,090)
                                                      ===========  ===========

At December 31, 2009, the Company had capital loss carryforwards expiring through the year 2014 of $7.36 billion.

The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Under the tax sharing agreement with AIG, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


In general, realization of deferred tax assets depends on a company's ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. The Company assessed its ability to realize the deferred tax asset of $5.71 billion and concluded a $3.83 billion valuation allowance was required to reduce the deferred tax asset at December 31, 2009 to an amount the Company believes is more likely than not to be realized.

When making its assessment, the Company considered all available evidence, including the impact of being included in the consolidated federal tax return of AIG, future reversals of existing taxable temporary differences, estimated future GAAP taxable income, and tax planning strategies the Company would implement, if necessary, to realize the net deferred tax asset.

In assessing future GAAP taxable income, the Company considered its strong earnings history exclusive of the recent losses on securities lending program, because the Company and AIG entered into transactions with the New York Fed to limit exposure to future losses. The Company also considered the taxable income from sales of businesses under the asset disposition plan of AIG, the continuing earnings strength of the businesses AIG intends to retain and AIG recently announced debt and preferred stock transactions with the New York Fed and the United States Department of the Treasury (the "Department of the Treasury"), respectively, together with other actions AIG is taking, when assessing the ability to generate sufficient future taxable income during the relevant carryforward periods to realize the deferred tax asset.

Estimates of future taxable income generated from specific transactions and tax planning strategies discussed above could change in the near term, perhaps materially, which may require the Company to adjust its valuation allowance. Such adjustment, either positive or negative, could be material to the Company's financial condition or it results of operations for an individual period.

In evaluating the realizability of the loss carryforwards, the Company considered the relief provided by Internal Revenue Service ("IRS") Notice 2008-84 which provides that the limitation on loss carryforwards that can arise as a result of one or more acquisitions of stock of a loss company will not apply to such stock acquisitions for any period during which the United States becomes a direct or indirect owner of more than 50 percent interest in the loss company.

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

                                                                December 31,
                                                             -----------------
                                                               2009      2008
                                                             --------  -------
                                                               (In Thousands)
Gross unrecognized tax benefits at beginning of period...... $ 23,203  $14,647
   Increases in tax positions for prior years...............  142,194    9,000
   Decreases in tax positions for prior years...............     (217)    (444)
                                                             --------  -------
Gross unrecognized tax benefits at end of period............ $165,180  $23,203
                                                             ========  =======

The Company continually evaluates proposed adjustments by taxing authorities. At December 31, 2009, such proposed adjustments would not result in a material change to the Company's financial condition. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

At December 31, 2009 and 2008, the Company's unrecognized tax benefits, excluding interest and penalties, were $165.2 million and $23.2 million, respectively. As of December 31, 2009 and 2008, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $115.1 million and $21.1 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At January 1, 2009 and December 31, 2009, the Company had accrued $3.1 million and $2.4 million, respectively, for the payment of

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

interest (net of federal benefit) and penalties. For the year ended
December 31, 2009, the Company recognized $0.6 million of interest (net of federal benefit) and penalties in the consolidated statements of income (loss).

The Company's tax returns are not currently under examination. The Company's taxable years 2001 to 2009 remain subject to examination by major tax jurisdictions.

14. RELATED-PARTY TRANSACTIONS

Events Related to AIG

In September 2008, AIG entered into an $85 billion revolving credit facility (the "Fed Facility") and a guarantee and pledge agreement with the New York Fed. Pursuant to the Fed Facility, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the Department of the Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock, with the payments attributable to the Series C Preferred Stock being approximately 79.8 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred Stock as converted and (ii) to the extent permitted by law, vote with AIG's common stock on all matters submitted to AIG shareholders and hold approximately 79.8 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as converted. The Series C Preferred Stock will remain outstanding even if the Fed Facility is repaid in full or otherwise terminates. The Fed Facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. The Company is not a guarantor of the Fed Facility obligations and it has not pledged any assets to secure those obligations.

On March 2, 2009, AIG and the New York Fed announced their intent to enter into a transaction pursuant to which AIG will transfer to the New York Fed preferred equity interests in newly-formed special purpose vehicles ("SPVs"), in settlement of a portion of the outstanding balance of the Fed Facility. Each SPV will have (directly or indirectly) as its only asset 100 percent of the common stock of an operating subsidiary of AIG (American International Assurance Company, Limited, together with American International Assurance Company (Bermuda) Limited ("AIA") in one case and ALICO in the other). AIG expects to own the common interests of each SPV. In exchange for the preferred equity interests received by the New York Fed, there would be a concurrent substantial reduction in the outstanding balance and maximum available amount to be borrowed on the Fed Facility. On June 25, 2009, AIG and the New York Fed entered into definitive agreements with respect to these transactions. These transactions closed on December 1, 2009. In exchange for the preferred interests received by the New York Fed, there was a $25 billion reduction in the outstanding balance and maximum amount available to be borrowed under the Fed Facility.

On March 2, 2009, AIG and the New York Fed also announced their intent to enter into a securitization transaction pursuant to which AIG will issue to the New York Fed senior certificates in one or more newly-formed SPVs backed by inforce blocks of life insurance policies in settlement of a portion of the outstanding balance of the Fed Facility. This transaction is no longer being pursued by AIG.

On April 17, 2009, AIG entered into an exchange agreement with the Department of the Treasury pursuant to which, among other things, the Department of the Treasury exchanged 4,000,000 shares of the Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock") for 400,000 shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series E Preferred Stock"). The exchange agreement permits the Department of the Treasury in certain circumstances to exchange a 10-year warrant to purchase 2,689,938.3 shares of common stock (the "Warrant") for 2,689,938.3 shares of Series C Preferred Stock. The Series D Preferred Stock and the Warrant were issued and sold by AIG pursuant to an agreement entered into on November 25, 2008, with the Department of the Treasury.

On April 17, 2009, AIG and the New York Fed amended the terms of the Fed Facility to, among other things, remove the minimum 3.5 percent LIBOR. AIG also entered into a purchase agreement with the Department of the Treasury pursuant to which, among other things, AIG issued and sold to the Department of the Treasury 300,000 shares of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series F

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Preferred Stock"), each share with a zero initial liquidation preference, and a warrant to purchase up to 150 shares of common stock, par value $2.50 per share. Pursuant to the purchase agreement, the Department of the Treasury has committed for five years to provide immediately available funds in an amount up to $29.835 billion so long as (i) AIG is not a debtor in a pending case under Title 11 of the United States Code and (ii) the AIG Credit Facility Trust and the Department of the Treasury in the aggregate own more than 50 percent of the aggregate voting power of AIG's voting securities. The liquidation preference of AIG's Series F Preferred Stock will increase, on a pro rata basis, by the amount of any draw down on the commitment. The amount of funds available under the commitment will be decreased by the aggregate amount of financial assistance that the Department of the Treasury provides to AIG, its subsidiaries or any special purpose vehicle established by or for the benefit of AIG or any of its subsidiaries after April 17, 2009, unless otherwise specified by the Department of the Treasury, in its sole discretion, under the terms of such financial assistance.

Since September 2008, AIG has been working to protect and enhance the value of its key businesses, execute an orderly asset disposition plan and position itself for the future. AIG continually reassesses this plan to maximize value while maintaining flexibility in its liquidity and capital, and expects to accomplish these objectives over a longer time frame than originally contemplated. AIG has decided to retain the companies included in its Life Insurance & Retirement Services operations (including the Company and its subsidiaries) and will continue to own these companies for the foreseeable future.

Additional information on AIG is publicly available in its regulatory filings with the SEC. Information regarding AIG as described above is qualified by regulatory filings AIG files from time to time with the SEC.

Operating Agreements

Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, marketing and data processing services from AIG or its subsidiaries. The allocation of costs for investment management services is based on the level of assets under management. The Company paid approximately $50.3 million, $60.9 million and $60.6 million for such services in 2009, 2008 and 2007, respectively. Accounts payable for such services at December 31, 2009 and 2008 were not material. The Company rents facilities and provides services on an allocated cost basis to various affiliates. Beginning in 1998, amounts received by the Company from affiliates include amounts received by its wholly owned, non-life insurance subsidiary, American General Life Companies. AGLC provides shared services, including technology, to a number of AIG's life insurance subsidiaries. The Company received approximately $265.1 million, $286.5 million and $280.0 million for such services and rent in 2009, 2008 and 2007, respectively. Accounts receivable for rent and services at December 31, 2009 and 2008 were not material.

Notes of Affiliates

On September 15, 2006, the Company invested $415.0 million in a 5.57 percent fixed rate Senior Promissory Note due September 15, 2011, issued by AIG Life Holdings, Inc. ("AIGLH"), formerly American General Corporation ("AGC"). The Company recognized interest income of $23.1 million, $23.1 million and $23.1 million on the note during 2009, 2008 and 2007, respectively.

On December 15, 2005, the Company acquired 5.02 percent Senior Promissory Notes due December 15, 2010, issued by AGC Life at a cost of $116.0 million. The Company recognized interest income on the Notes of $5.8 million, $5.8 million and $5.8 million during 2009, 2008 and 2007 respectively.

On December 7, 2005, the Company acquired 5.75 percent Senior Notes due December 14, 2015, issued by Transatlantic Holdings, Inc., an affiliate of the Company, at a cost of $163.2 million. Other affiliates of the Company are holders of the same class of securities. On June 10, 2009, AIG closed a public offering of 29.9 million shares of Transatlantic Holdings, Inc. common stock owned by AIG. At the close of the public offering, AIG retained 13.9 percent of Transatlantic Holdings, Inc. outstanding common stock. As a result, AIG deconsolidated Transatlantic and the Company's investment in Transatlantic Holdings, Inc. was no longer considered affiliated. The Company recognized interest income of $3.9 million, $9.5 million and $9.4 million on the Notes while they were still considered an affiliate during 2009, 2008 and 2007, respectively.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


In 2004, the Company purchased 38.7 percent of the non-voting preferred equity issued by Castle 2 Trust for $116.6 million. The Company's investment in Castle 2 Trust preferred equity is reported within partnerships and other invested assets on the consolidated balance sheets. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 2 Trust, are held by affiliates of the Company. The purchase of the non-voting equity interest of Castle 2 Trust was funded by a capital contribution received from the Parent. In 2004, the Company purchased $65.0 million of fixed-rate asset backed notes issued by Castle 2 Trust. The notes mature on November 15, 2026 and are included in bonds on the consolidated balance sheets. Affiliates of the Company own the majority of the notes payable of Castle 2 Trust. Castle 2 Trust is a Delaware statutory trust established on November 21, 2003. The business of Castle 2 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft.

On September 23, 2003, the Company purchased 68.0 percent of the non-voting preferred equity issued by Castle 1 Trust for $182.3 million. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 1 Trust are held by affiliates of the Company. On September 23, 2003, the Company purchased $464.5 million of fixed-rate asset backed notes and subordinated deferred interest notes issued by Castle 1 Trust, which mature on May 15, 2027. Castle 1 Trust is a Delaware statutory trust established on July 31, 2003. The business of Castle 1 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft. Castle 1 Trust is consolidated in the Company's financial statements.

Agreements with Affiliates

American Home Assurance Company ("American Home"), an indirect wholly owned subsidiary of AIG, has terminated the General Guarantee Agreement dated
March 3, 2003 ("the Guarantee") with respect to prospectively issued policies and contracts issued by the Company. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern Time ("Point of Termination"). Pursuant to its terms, the Guarantee does not apply to any group or individual policy, contract or certificate issued after the Point of Termination. The Guarantee will continue to cover the policies, contracts and certificates with a date of issue earlier than the Point of Termination until all insurance obligations under such policies, contracts and certificates are satisfied in full. American Home's audited statutory financial statements are filed with the SEC in the Company's registration statements for its variable products that were issued prior to the Point of Termination.

Investment Transactions

On September 28, 2007, the Company purchased two commercial real estate properties and partnership interests in another commercial real estate property from affiliated companies. The intent of the transactions was to consolidate and simplify the ownership structure of real estate located in the AIG office complex in Houston, Texas and occupied in part by AIG affiliates. The property interests were purchased with cash at market value, based upon independent third-party investment value appraisals of the buildings and land. The Company previously held a 1.91 percent interest in a partnership, 2929 Allen Parkway LP, whose assets consisted primarily of an office tower and land. The Company purchased all of the remaining interests in the partnership from affiliates. The Company dissolved the partnership and took direct ownership of the real estate on December 31, 2007.

As of September 28, 2007, AIG Global Real Estate Investment Corp. (an affiliate), assumed $91.8 million of commercial mortgage loans from the Company. These mortgage loans had previously been unaffiliated.

Other

Effective August 1, 2003, the Company and AIGB entered into a Cut-through Agreement pursuant to which insureds, their beneficiaries and owners were granted a direct right of action against the Company in the event AIGB becomes insolvent or otherwise cannot or refuses to perform its obligations under certain life insurance policies issued by AIGB. The Cut-through Agreement was approved by the Texas Department of Insurance. The amount of the retained liability on AIGB's books related to this agreement totaled $450,000 at December 31, 2009 and $480,000 at December 31, 2008. The Company feels the probability of loss under this agreement is remote.

The Company engages in structured settlement transactions, certain of which transactions involve affiliated property and casualty insurance company members of the Chartis group of AIG. In a structured settlement arrangement, a

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity ("SPIA") issued by the Company for the ultimate benefit of the claimant. The portion of the Company's liabilities related to structured settlements involving life contingencies are reported in future policy benefits, while the portion not involving life contingencies are reported in policyholder contract deposits. In certain structured settlement arrangements the property and casualty insurance company remains contingently liable for the payments to the claimant. The Company carried liabilities of $313.6 million and $268.5 million at December 31, 2009 and 2008, respectively, related to SPIAs issued by the Company in conjunction with structured settlement transactions involving Chartis members where those Chartis members remained contingently liable for the payments to the claimant. In addition, the Company carried liabilities for the structured settlement transactions where the Chartis members were no longer contingently liable for the payments to the claimant.

15. BENEFIT PLANS

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

16. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued.

On March 1, 2010, AIG announced a definitive agreement for the sale of the AIA, one of the world's largest pan-Asian life insurance companies, to Prudential plc for approximately $35.5 billion, including approximately $25 billion in cash, $8.5 billion in face value of equity and equity-linked securities, and $2.0 billion in face value of preferred stock of Prudential plc, subject to closing adjustments. The cash portion of the proceeds from the sale will be used to redeem the preferred interests of the special purpose vehicle held by the New York Fed with a liquidation preference of approximately $16 billion and to repay approximately $9 billion under the Fed Facility.

On March 8, 2010, AIG announced a definitive agreement for the sale of ALICO, one of the world's largest and most diversified international life insurance companies, to MetLife, Inc. ("MetLife") for approximately $15.5 billion, including $6.8 billion in cash and the remainder in equity securities of MetLife, subject to closing adjustments. The cash portion of the proceeds from this sale will be used to reduce the liquidation preference of the preferred interests of the special purpose vehicle held by the New York Fed.

In connection with the preparation of its annual report on Form 10-K for the fiscal year ended December 31, 2009, management of AIG assessed whether AIG has the ability to continue as a going concern for the next twelve months. Based on the U.S. government's continuing commitment, the already completed transactions and the other expected transactions with the New York Fed, plans of AIG's management to stabilize AIG's businesses and dispose of certain assets, and after consideration of the risks and uncertainties of such plans, management of AIG believes that it will have adequate liquidity to finance and operate AIG's businesses, execute its asset disposition plan and repay its obligations during this period. It is possible that the actual outcome of one or more of the plans of AIG's management could be materially different, or that one or more of the significant judgments or estimates of AIG's management about the potential effects of these risks and uncertainties could prove to be materially incorrect, or that the transactions with the New York Fed previously discussed fail to achieve the desired objectives. If one or more of these possible outcomes is realized and financing is not available, AIG may need additional U.S. government support to meet its obligations as they come due. Without additional support from the U.S. government, in the future there could be substantial doubt about AIG's ability to continue as a going concern. If AIG were not able to continue as a going concern, management believes this could have a material effect upon the Company and its operations.

AIG closed the sale of a portion of its asset management business to Pacific Century Group at the end of March 2010, and the divested portion of the asset management business has been branded as PineBridge Investments. In connection with the closing of the sale, the Company's investment advisory agreement previously entered into with

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

AIG Global Investment Corp. was assigned to AIG Asset Management (U.S.), LLC ("AMG"), an AIG affiliate, and the majority of the Company's invested assets are currently managed by AMG.

                         AMERICAN HOME ASSURANCE COMPANY

                                NAIC CODE: 19380

                      STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                       AMERICAN HOME ASSURANCE COMPANY

                    STATUTORY BASIS FINANCIAL STATEMENTS

                      DECEMBER 31, 2009, 2008 AND 2007

                              TABLE OF CONTENTS

Report of Independent Auditors............................................    2
Statements of Admitted Assets.............................................    3
Statements of Liabilities, Capital and Surplus............................    4
Statements of Income and Changes in Capital and Surplus...................    5
Statements of Cash Flow...................................................    6
Notes to Statutory Basis Financial Statements.............................    7

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of American Home Assurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities, capital and surplus of American Home Assurance Company (the Company) as of December 31, 2009 and 2008, and the related statutory statements of income and changes in capital and surplus, and cash flow for each of the three years then ended December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2009 and 2008, or the results of its operations or its cash flows for each of the three years then ended December 31, 2009.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years then ended December 31, 2009, on the basis of accounting described in Note 1.

As described in Note 2 to the financial statements, during 2009, the Company adopted SSAP No. 10R, Income Taxes - Revised, A Temporary Replacement to SSAP No. 10, and has reflected the effect of this adoption within Changes in accounting principles on the Statements of Changes in Capital and Surplus.


/s/ PricewaterhouseCoopers LLP

New York, NY

April 30, 2010

                         AMERICAN HOME ASSURANCE COMPANY

                          STATEMENTS OF ADMITTED ASSETS
                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2009 AND 2008
                                 (000'S OMITTED)

AS OF DECEMBER 31,                                                                2009          2008
------------------                                                            -----------   -----------
Cash and invested assets:
   Bonds, at amortized cost (market value: 2009 - $16,447,457;
      2008 - $13,274,193)                                                     $16,002,641   $13,907,986
   Stocks:
      Common stocks, at market value
         (cost: 2009 - $586,509; 2008 - $1,278,987)                             1,031,425     2,064,755
      Preferred stocks, primarily at carrying value (cost: 2009 - $107,923;
         2008 - $160,145)                                                         121,584       138,025
   Other invested assets, primarily at equity (cost: 2009 - $1,315,957;
      2008 - $1,505,810)                                                        1,382,807     1,555,659
   Short-term investments, at amortized cost (approximates market value)        1,322,118       228,165
   Cash                                                                            65,611       848,594
   Receivable for securities                                                        1,582         1,711
                                                                              -----------   -----------
         TOTAL CASH AND INVESTED ASSETS                                        19,927,768    18,744,895
                                                                              -----------   -----------
Investment income due and accrued                                                 207,602       191,761
Agents' balances or uncollected premiums:
   Premiums in course of collection                                               432,514       741,337
   Premiums and installments booked but deferred and not yet due                  386,394       408,671
   Accrued retrospective premiums                                               1,505,393     1,556,749
Amounts billed and receivable from high deductible policies                        12,387        23,162
Reinsurance recoverable on loss payments                                          504,738       645,764
Funds held by or deposited with reinsurers                                         24,762        19,148
Deposit accounting assets                                                           1,595       530,085
Deposit accounting assets - funds held                                             88,515        88,515
Federal and foreign income taxes recoverable from affiliate                       366,126       406,899
Net deferred tax assets                                                           709,846       446,613
Equities in underwriting pools and associations                                   581,017       699,244
Receivable from parent, subsidiaries and affiliates                                90,835       830,717
Other admitted assets                                                             141,657        84,408
                                                                              -----------   -----------
         TOTAL ADMITTED ASSETS                                                $24,981,149   $25,417,968
                                                                              ===========   ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                 STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS
                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2009 AND 2008
                    (000'S OMITTED EXCEPT SHARE INFORMATION)

AS OF DECEMBER 31,                                                         2009          2008
------------------                                                     -----------   -----------
                             Liabilities
Reserves for losses and loss adjustment expenses                       $13,482,501   $13,268,600
Unearned premium reserves                                                3,666,815     3,928,201
Commissions, premium taxes, and other expenses payable                     222,097       311,636
Reinsurance payable on paid loss and loss adjustment expenses              210,197       507,387
Funds held by company under reinsurance treaties                           153,878       173,173
Provision for reinsurance                                                   88,624        95,592
Ceded reinsurance premiums payable, net of ceding commissions              316,019       448,515
Retroactive reinsurance reserves - assumed                                   6,970         6,984
Retroactive reinsurance reserves - ceded                                    (2,028)       (4,907)
Deposit accounting liabilities                                             178,479       188,303
Deposit accounting liabilities - funds held                                     --       484,067
Collateral deposit liability                                               417,834       318,127
Payable to parent, subsidiaries and affiliates                              70,668        38,999
Other liabilities                                                          296,741       240,118
                                                                       -----------   -----------
   TOTAL LIABILITIES                                                    19,108,795    20,004,795
                                                                       -----------   -----------
                         Capital and Surplus
Common capital stock, $15.00 par value, 1,758,158 shares authorized,
   1,695,054 shares issued and outstanding                                  25,426        25,426
Capital in excess of par value                                           4,087,717     3,739,388
Unassigned surplus                                                       1,485,897     1,646,043
Special surplus tax - SSAP 10R                                             272,916            --
Special surplus funds from retroactive reinsurance                             398         2,316
                                                                       -----------   -----------
   TOTAL CAPITAL AND SURPLUS                                             5,872,354     5,413,173
                                                                       -----------   -----------
   TOTAL LIABILITIES, CAPITAL, AND SURPLUS                             $24,981,149   $25,417,968
                                                                       ===========   ===========

                See Notes to Statutory Basis Financial Statements

                       AMERICAN HOME ASSURANCE COMPANY

           STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS
                               STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                               (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                                                       2009          2008         2007
--------------------------------                                                    ----------   -----------   ----------
                                                   Statements of Income
Underwriting income:
   Premiums earned                                                                  $6,354,545   $ 7,393,221   $7,703,016
                                                                                    ----------   -----------   ----------
Underwriting deductions:
   Losses incurred                                                                   4,699,991     4,800,023    4,444,636
   Loss adjustment expenses incurred                                                   768,136       742,400      840,801
   Other underwriting expenses incurred                                              1,646,098     1,846,019    1,864,547
                                                                                    ----------   -----------   ----------
Total underwriting deductions                                                        7,114,225     7,388,442    7,149,984
                                                                                    ----------   -----------   ----------
NET UNDERWRITING (LOSS) INCOME                                                        (759,680)        4,779      553,032
                                                                                    ----------   -----------   ----------
Investment income:
   Net investment income earned                                                        791,263       912,331    1,019,018
   Net realized capital gains/(loss) (net of capital gains taxes: 2009 - $57,389;
      2008 - ($270,995); 2007 - $29,141)                                                93,056      (671,273)     117,037
                                                                                    ----------   -----------   ----------
NET INVESTMENT GAIN                                                                    884,319       241,058    1,136,055
                                                                                    ----------   -----------   ----------
Net loss from agents' or premium balances charged-off                                  (25,860)      (48,507)     (85,724)
Finance and service charges not included in premium                                      4,596        15,008       16,449
Other income                                                                            24,110       384,065       76,290
                                                                                    ----------   -----------   ----------
INCOME AFTER CAPITAL GAINS TAXES AND BEFORE FEDERAL INCOME TAXES                       127,485       596,403    1,696,102
Federal income tax (benefit) expense                                                  (122,307)      235,238      348,359
                                                                                    ----------   -----------   ----------
   NET INCOME                                                                       $  249,792   $   361,165   $1,347,743
                                                                                    ==========   ===========   ==========
                                              Changes in Capital and Surplus
Capital and surplus, as of December 31, previous year                               $5,413,173   $ 7,296,957   $6,211,853
   Adjustment to beginning surplus                                                     (32,602)          935      (56,532)
                                                                                    ----------   -----------   ----------
CAPITAL AND SURPLUS, AS OF JANUARY 1,                                                5,380,571     7,297,892    6,155,321
                                                                                    ----------   -----------   ----------
Changes in  accouting principles (refer to Note 2)
   Adoption of SSAP 10R                                                                272,916            --           --
   Adoption of SSAP 43R                                                                (12,429)           --           --
Other changes in capital and surplus:
   Net income                                                                          249,792       361,165    1,347,743
   Change in net unrealized capital gains (net of capital gains taxes:
      2009 - $(202,913);  2008 - ($94,517); 2007 - $131,952)                          (113,064)   (1,194,450)    (103,183)
   Change in net deferred income tax                                                    59,354       (40,420)     (73,791)
   Change in non-admitted assets                                                      (318,767)       47,173      184,885
   Change in provision for reinsurance                                                   6,968        20,252       12,980
   Paid in capital and surplus                                                         343,286       856,617      161,945
   Dividends to stockholder                                                                 --    (1,582,633)    (615,000)
   Other surplus adjustments                                                            (7,211)       (6,013)      (1,572)
   Foreign exchange translation                                                         10,938      (346,410)     227,629
                                                                                    ----------   -----------   ----------
      TOTAL OTHER CHANGES IN CAPITAL AND SURPLUS                                       231,296    (1,884,719)   1,141,636
                                                                                    ----------   -----------   ----------
CAPITAL AND SURPLUS, AS OF DECEMBER 31,                                             $5,872,354   $ 5,413,173   $7,296,957
                                                                                    ==========   ===========   ==========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                             STATEMENTS OF CASH FLOW
                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                                                       2009          2008          2007
--------------------------------                                                    ----------   -----------   -----------
                                                   Cash From Operations
Premiums collected, net of reinsurance                                              $6,306,324   $ 6,928,614   $ 7,948,658
Net investment income                                                                  743,343       975,968     1,058,334
Miscellaneous (expense) income                                                          (2,769)      349,699         7,137
                                                                                    ----------   -----------   -----------
   SUB-TOTAL                                                                         7,046,898     8,254,281     9,014,129
                                                                                    ----------   -----------   -----------
Benefit and loss related payments                                                    4,597,184     5,083,511     3,805,525
Commission and other expense paid                                                    2,520,462     2,518,097     2,470,003
Dividends paid to policyholders                                                            233           108           123
Federal and foreign income taxes (recovered) paid                                     (296,845)      190,586       330,784
                                                                                    ----------   -----------   -----------
   NET CASH PROVIDED FROM OPERATIONS                                                   225,864       461,979     2,407,694
                                                                                    ----------   -----------   -----------
                                                   Cash From Investments
Proceeds from investments sold, matured, or repaid
   Bonds                                                                             4,332,397     7,091,835     4,926,616
   Stocks                                                                            1,731,884     2,999,022     3,450,014
   Other                                                                               222,781       468,262       269,849
                                                                                    ----------   -----------   -----------
   TOTAL PROCEEDS FROM INVESTMENTS SOLD, MATURED, OR REPAID                          6,287,062    10,559,119     8,646,479
                                                                                    ----------   -----------   -----------
Cost of investments acquired
   Bonds                                                                             6,666,144     5,302,577     5,748,239
   Stocks                                                                              496,025     2,918,679     3,296,552
   Other                                                                               107,966       227,385       772,178
                                                                                    ----------   -----------   -----------
   TOTAL COST OF INVESTMENTS ACQUIRED                                                7,270,135     8,448,641     9,816,969
                                                                                    ----------   -----------   -----------
   NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES                                (983,073)    2,110,478    (1,170,490)
                                                                                    ----------   -----------   -----------
                                       Cash From Financing and Miscellaneous Sources
Capital and surplus paid-in                                                             91,418       691,898            --
Intercompany receivable and payable, net                                               771,557    (1,798,258)      (26,540)
Net deposit on deposit-type contracts and other insurance                               74,417        36,501        71,282
Equities in underwriting pools and associations                                        125,605       507,442      (360,841)
Collateral deposit liability                                                            31,448       (36,789)     (258,127)
Borrowed funds                                                                              --      (304,398)      101,075
Dividends to stockholder                                                                    --    (1,582,633)     (615,000)
Other                                                                                  (26,266)      548,510        (4,145)
                                                                                    ----------   -----------   -----------
   NET CASH PROVIDED FROM (USED IN) FINANCING ACTIVITIES                             1,068,179    (1,937,727)   (1,092,296)
                                                                                    ----------   -----------   -----------
   EFFECT OF EXCHANGE RATE CHANGES ON CASH                                                  --            --         3,329
   NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS                                       310,970       634,730       148,237
Cash and short-term investments:
   Beginning of year                                                                 1,076,759       442,029       293,792
                                                                                    ----------   -----------   -----------
   END OF YEAR                                                                      $1,387,729   $ 1,076,759   $   442,029
                                                                                    ==========   ===========   ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

A.   ORGANIZATION

     American Home Assurance Company (the Company or American Home) is a direct wholly-owned subsidiary of Chartis U.S. Inc., a Delaware corporation (formerly known as AIG Commercial Insurance Group, Inc.), which is in turn owned by Chartis Inc., a Delaware corporation, (formerly known as AIU Holdings, Inc.). The Company's ultimate parent is American International Group, Inc. (the Ultimate Parent or AIG). See Notes 13 and 14 for information about recent developments regarding AIG and Chartis Inc.

     In July 2009, AIG rebranded its General Insurance Operations as Chartis. Chartis consists of Commercial Insurance (operating as Chartis U.S. Inc.), and Foreign General Insurance (operating as Chartis International).

     The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, warranty, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers. In addition, through AIG's risk finance operation, the Company provides its customized structured products and through the Private Client Group the Company provides personal lines insurance to high-net-worth individuals.

     The Company is a member of the Chartis U.S. Inc. Commercial Pool (the Commercial Pool). The names, the National Association of Insurance Commissioners (NAIC) company codes and inter-company pooling percentages of the Commercial Pool participants are as follows:

                                                                                                        Pool
                                                                                           NAIC    Participation
Company                                                                                  Co Code     Percentage
-------                                                                                  -------   -------------
(1) National Union Fire Ins. Co. of Pittsburgh, Pa. * (National Union)                    19445         38%
(2) American Home Assurance Company (American Home)                                       19380         36%
(3) Commerce and Industry Insurance Company  (C&I)                                        19410         11%
(4) Chartis Property Casualty Company (Chartis PC) (formerly AIG Casualty Company)        19402          5%
(5) New Hampshire Insurance Company (New Hampshire)                                       23841          5%
(6) The Insurance Company of the State of Pennsylvania (ISOP)                             19429          5%
(7) Chartis Casualty Company (formerly American International South Insurance Company)    40258          0%
(8) Granite State Insurance Company                                                       23809          0%
(9) Illinois National Insurance Co.                                                       23817          0%

*    Lead Company

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     The accompanying financial statements include the Company's U.S. operation and the operation of its Japan branch and its participation in the Chartis Overseas Association. As a consequence of the American Home Canadian Branch novation, the Canadian operations are included in the Statements of Income for the ten months ended November 1, 2008 and the year ended December 31, 2007.

     The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

     The Company has significant transactions with AIG and affiliates and participates in the Chartis U.S. Commercial Pool (formerly known as the National Union Commercial Pool). Refer to Note 5 for additional information.

B.   SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

     PRESCRIBED OR PERMITTED STATUTORY ACCOUNTING PRACTICES:

     The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York (NY SAP).

     NY SAP recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of New York. The Superintendent of the New York Insurance Department (the Superintendent) has the right to permit other specific practices that deviate from prescribed practices.

     NY SAP has adopted certain accounting practices that differ from those set forth in NAIC SAP; specifically the prescribed practices of (1) allowing the discounting of workers compensation known case loss reserves on a non-tabular basis; under NAIC SAP, non-tabular discounting of reserves is not permitted; and (2) NY SAP Regulation 20 (Regulation 20) allows certain offsets to the provision for reinsurance that are not permitted under NAIC SAP.

     In 2007, the Superintendent permitted the Company to utilize audited financial statements prepared on a basis of accounting other than U.S. GAAP to value investments in limited partnerships and joint ventures; as of December 31, 2007, the aggregate value of limited partnerships and joint ventures to which this permitted practice applies is $30,616.

     A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed and permitted by NY SAP is shown below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

DECEMBER 31,                                             2009         2008         2007
------------                                          ----------   ----------   ----------
NET INCOME, NY SAP                                    $  249,792   $  361,165   $1,347,743
State prescribed practices - (deduction):
   Non-tabular discounting                               (89,222)     (71,999)     (21,301)
                                                      ----------   ----------   ----------
NET INCOME, NAIC SAP                                  $  160,570   $  289,166   $1,326,442
                                                      ==========   ==========   ==========
STATUTORY SURPLUS, NY SAP                             $5,872,354   $5,413,173   $7,296,957
State prescribed or permitted practices - (charge):
   Non-tabular discounting                              (416,993)    (327,771)    (255,772)
   Credits for reinsurance                              (190,105)     (64,629)    (106,577)
   SSAP 48/SSAP 97                                            --           --      (30,616)
                                                      ----------   ----------   ----------
STATUTORY SURPLUS, NAIC SAP                           $5,265,256   $5,020,773   $6,903,992
                                                      ==========   ==========   ==========

     The use of all the aforementioned prescribed and permitted practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2009, 2008 and 2007 reporting periods.

     STATUTORY ACCOUNTING PRACTICES AND GENERALLY ACCEPTED ACCOUNTING
     PRINCIPLES:

     NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and NY SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

     Under GAAP:

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance, are restored to surplus;

     c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

     d.   Estimated undeclared dividends to policyholders are accrued;

     e. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

     f. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

          For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

     g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

     h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method; and

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the statement of income.

     j. Statutory accounting and GAAP are consistent for the accounting of structured settlement annuities where the reporting entity is the owner and payee, and where the claimant is the owner and payee and the reporting entity has been released from its obligation.

          GAAP distinguishes structured settlement annuities where the owner is the claimant and a legally enforceable release from the reporting entity's liability is obtained from those where the claimant is the owner and payee but the reporting entity has not been released from its obligation. GAAP requires the deferral of any gain resulting from the purchase of a structured settlement annuity where the claimant is the owner and payee yet the reporting entity has not been released from its obligation.

     Under NAIC SAP:

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

     c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

     d.   Declared dividends to policyholders are accrued;

     e. The reserves for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

     f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or market;

     g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the statement of income and surplus is segregated by the ceding entity to the extent of gains realized; and

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

     j. For structured settlement annuities where the claimant is the payee, statutory accounting treats these settlements as completed transactions and considers the earnings process complete (thereby allowing for immediate gain recognition), regardless of whether or not the reporting entity is the owner of the annuity.

     The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

     SIGNIFICANT STATUTORY ACCOUNTING PRACTICES:

     A summary of the Company's significant statutory accounting practices are as follows:

     Use of Estimates: The preparation of financial statements in conformity with NY SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates. The significant estimates were used for loss and LAE, certain reinsurance balances, admissibility of deferred taxes, allowance for doubtful accounts and the carrying value of certain investments.

     Invested Assets: The Company's invested assets are accounted for as follows:

     - Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates market value (as designated by the NAIC Securities Valuation Office).

          Bonds: Bonds with an NAIC designation of 1 and 2 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or market value. If a bond is determined to have an other-than-temporary impairment (OTTI) in value the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains/(Loss) as a realized loss.

          In periods subsequent to the recognition of an OTTI loss for bonds, the Company generally accretes the difference between the new cost basis and the cash flows expected to be collected, if applicable, as interest

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

          income over the remaining life of the security based on the amount and timing of future estimated cash flows.

          Loan-backed and structured securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2009 and 2008, the market value of the Company's loan-backed and structured securities approximated $1,121,005 and $188,891, respectively. Loan-backed and structured securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow and are valued using the retrospective method. Prepayment assumptions for loan-backed and structured securities were obtained from independent third party services or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

     - Common and Preferred Stocks: Unaffiliated common stocks are carried principally at market value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at market value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100.0% mandatory sinking fund or paid in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or market values.

          Investments in affiliates for which the Company's ownership interest (including ownership interest of the Ultimate Parent and its subsidiaries) is less than 85.0% and whose securities are traded on a major exchange are included in common stock at the quoted market value less a discount as prescribed by NAIC SAP (discounted market value approach), with the exception of Transatlantic Holdings, Inc. (TRH), as more fully discussed below. The average discount rate for such investments was 16% and 7% as of December 31, 2009 and 2008, respectively. In 2008, the Company received approval from NY SAP to account for its investment in TRH based on the equity method in accordance with US GAAP financial statements and certain adjustments indicated by the NAIC Statements of Statutory Accounting Principles
          (SSAP) No. 97, Investments in SCA Entities, (SSAP 97). Prior to 2008, TRH was accounted for based on the discounted market value approach in accordance with paragraph 8(a) of SSAP 97. The impact to surplus due to this change in methodology was approximately $265,000. All other investments in affiliates are included in common stocks based on the net worth of the entity.

     - Other Invested Assets: Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an OTTI in value, the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains/(Loss) as a realized loss.

     - Net Investment Gains: Net investment gains consist of net investment income earned and realized gains from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains on the disposition of investments are determined on the basis of the specific identification.

          Investment income due and accrued is assessed for collectability. The Company writes off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts over 90 days past due which have

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

          not been written-off are non-admitted by the Company. As of December 31, 2009 and 2008, no investment income due and accrued was determined to be uncollectible or non-admitted.

     - Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at market values, joint ventures, partnerships, and foreign currency translation are credited or charged to unassigned surplus.

     Other Than Temporary Impairment:

     The Company regularly evaluates its investments for OTTI in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investment portfolio.

     The Company's policy for determining OTTI has been established in accordance with prescribed SAP guidance, including SSAP Nos. 43R, 99 and INT 06-07. For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. For loan-backed and structured securities, when a credit-related OTTI is present, the amount of OTTI recognized as a realized loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected.

     In general, a security is considered a candidate for OTTI if it meets any of the following criteria:

          - Trading at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer); or

          - The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation, (ii) the issuer seeking protection from creditors under the bankruptcy law as or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

          - The Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

     Common and preferred stock investments whose market value is less than its book value for a period greater than twelve months is considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors include:

          -    The Company may not realize a full recovery on its investment;

          -    Fundamental credit issues of the issuer;

          - An intent to sell the investment prior to the recovery of cost of the investment;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

          - Any other qualitative/quantitative factors that would indicate that an OTTI has occurred.

     Limited partnership investments whose market value is less than its book value for a period greater than twelve months is considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors to consider include:

          - An order of liquidation or other fundamental credit issues with the partnership;

          - Evaluation of the cash flow activity between the Company and the partnership or fund during the year;

          - Evaluation of the current stage of the life cycle of the investment;

          - An intent to sell the investment prior to the recovery of cost of the investment;

          - Any other qualitative/quantitative factors that would indicate that an OTTI has occurred.

     If the analysis indicates that an OTTI has taken place, the investment is written down to fair value, which would become the new cost basis. The amount of the write down is to be accounted for as a realized loss.

     As described in Note 2 - Accounting Changes, the Company adopted a change in its OTTI accounting principle pertaining to loan-backed and structured securities in the third quarter of 2009 when it adopted SSAP No. 43R (Revised) - Loan-backed and Structured Securities (SSAP 43R). Under SSAP 43R, credit-related OTTI for loan-backed and structured securities is based on projected discounted cash flows, whereas, credit-related OTTI for loan-backed and structured securities was previously based on projected undiscounted cash flows under SSAP 43.

     Revenue Recognition: Direct written premiums are primarily earned on a pro-rata basis over the terms of the policies to which they relate. For policies with exposure periods greater than thirteen months, premiums are earned in accordance with the methods prescribed in NAIC Statement of Statutory Accounting Principles SSAP No. 65, Property and Casualty Contracts (SSAP 65). Accordingly, unearned premiums represent the portion of premiums written which are applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

     Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with SSAP No. 66, Retrospectively Rated Contracts (SSAP 66), the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. The Company establishes nonadmitted assets for 100% of amounts recoverable where any agent's balance or uncollected premium has been classified as nonadmitted and thereafter for 10% of any amounts recoverable not offset by retrospective return premiums or collateral. At December 31, 2009 and 2008, accrued premiums related to the Company's retrospectively rated contracts amounted to $1,505,393 and $1,556,749, respectively, net of non-admitted premium balances of $60,232 and $72,597, respectively.

     Net written premiums that were subject to retrospective rating features were as follows:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

For the years ended December 31,                                   2009       2008       2007
--------------------------------                                 --------   --------   --------
Net written premiums subject to retrospectively rated premiums   $526,445   $648,672   $811,018
Percentage of total net written premiums                              8.3%       9.5%      10.6%

     Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, Property and Casualty Contracts - Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium estimates that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

     In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its premium reserves. A premium deficiency liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is not considered in the calculation.

     For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned as written and loss and LAE liabilities associated with the unreported claims are recognized immediately.

     For warranty insurance, the Company will generally offer reimbursement coverage on service contracts issued by an authorized administrator and sold through a particular retail channel. Premiums are recognized over the life of the reimbursement policy in proportion to the expected loss emergence. The expected loss emergence can vary substantially by policy due to the characteristics of products sold by the retailer, the terms and conditions of service contracts sold as well as the duration of an original equipment manufacturer. The Company reviews all such factors to produce earnings curves which approximate the expected loss emergence for a particular contract in order to recognize the revenue earned.

     In accordance with SSAP No. 78, Multiple Peril Crop Insurance (SSAP 78), the Company elected to compute the unearned premium reserve associated with the Multiple Peril Crop Insurance program on a daily pro rata method as the Company did not believe it could demonstrate that the period of risk differs significantly from the contract period. The Company reduced its loss expenses for expense payments associated with catastrophe coverage by $159 and $219 in 2009 and 2008, respectively. The Company reduced its other underwriting expenses for expense payments associated with buy-up coverage by $21,973 and $400 in 2009 and 2008, respectively.

     Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums are reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     as a reduction of the related acquisition cost.

     Retroactive Reinsurance: Retroactive reinsurance reserves are reported separately in the balance sheet. Gains or losses are recognized in the Statement of Income as part of Other Income. Surplus gains are reported as segregated unassigned surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

     Deposit Accounting: Assumed and ceded reinsurance contracts which based on internal analysis, do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP 62 and SSAP No. 75, Reinsurance Deposit Accounting An Amendment to SSAP No. 62, Property and Casualty Reinsurance, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if i) the assuming company is licensed, accredited or qualified by NY SAP; or ii) the collateral (i.e.: funds withheld, letters of credit or trusts) provided by the reinsurer meet all the requirements of NY SAP. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to other gain in the statement of income.

     High Deductible Policies: In accordance with SSAP 65, the Company establishes loss reserves for high deductible policies net of deductibles (or reserve credits). As of December 31, 2009 and 2008, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,608,545 and $3,613,086, respectively.

     The Company establishes a non-admitted asset for 10 percent of paid loss recoverables, on high deductible policies, in excess of collateral held on an individual insured basis, or for 100 percent of paid loss recoverables where no collateral is held. As of December 31, 2009 and 2008, the net amount billed and recoverable on paid claims was $44,670 and $64,016, respectively, of which $32,283 and $40,854, respectively, were non-admitted. Additionally, the Company establishes an allowance for doubtful accounts for such paid loss recoverables in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

     Foreign Property Casualty Business: As agreed with the Company's domiciliary state, the Company accounts for its participation in the business of the Association by (a) recording its net (after pooling) participation of such business as direct writings in its statutory financial statements; (b) recording in the statements of income its participation in the results of underwriting and investment income; and,
     (c) recording in the statements of admitted assets and liabilities, capital and surplus, its participation in the significant insurance and reinsurance balances; its net participation in all other assets (such as the invested assets) and liabilities has been recorded in Equities in Underwriting Pools and Associations.

     Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62, the Company records a liability, equal to the difference between the acquisition cost and the reinsurance commissions received, on those instances where ceding commissions paid exceed the acquisition cost of the business ceded. The liability is amortized pro rata over the effective period of the reinsurance agreement in proportion to the amount of coverage provided under the reinsurance contract.

     Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated as needed, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

     The Company discounts its loss reserves on workers' compensation claims.

     The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. Loss reserves and LAE reserves (net of reinsurance) subject to the tabular discounting were $2,383,737 and $2,263,861, as of December 31, 2009 and 2008,
     respectively. As of December 31, 2009 and 2008, the Company's tabular discount amounted to $240,933 and $263,886, respectively, all of which were applied against the Company's case reserves.

     The calculation of the Company's non-tabular discount is based upon the Company's own payout pattern and a 5.0% interest rate as prescribed by NY SAP. Loss and LAE reserves (net of reinsurance) subject to the non-tabular discounting were $2,383,737 and $2,263,861 as of December 31, 2009 and 2008, respectively. As of December 31, 2009 and 2008, the Company's non-tabular discount amounted to $416,993 and $327,771, respectively, all of which were applied against the Company's case reserves.

     Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in income in Other Income.

     Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

     Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

     Capital and Surplus: Common capital stock and capital in excess of par value represents amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share and subsequent capital contributions in cash or in kind from its shareholder.

     Non-Admitted Assets: Certain assets, principally electronic data processing
     (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all the State of New York's requirements for admissibility, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2009 and 2008, depreciation and amortization expense amounted to $22,999 and $25,260, and accumulated depreciation as of December 31, 2009 and 2008 amounted to $122,835

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     and $141,379, respectively.

     Reclassifications: Certain balances contained in the 2008 and 2007 financial statements have been reclassified to conform to the current year's presentation.

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

A. CHANGES IN ACCOUNTING PRINCIPLES:

SSAP 43R

In the third quarter of 2009, the Company adopted SSAP 43R. Pursuant to SSAP 43R, if the fair value of a loan-backed or structured security is less than its amortized cost basis at the balance sheet date, an entity shall assess whether the impairment is other-than temporary. When an impairment is present, SSAP 43R requires the recognition of credit-related OTTI for loan-backed and structured securities when the projected discounted cash flows for a particular security are less than the security's amortized cost. When a credit-related OTTI is present, the amount of OTTI recognized as a realized loss shall be equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected. Under the prescribed OTTI guidance for loan-backed and structured securities in the SSAP 43 that was in effect prior to the third quarter of 2009, OTTI was recognized when the amortized cost basis of a security exceeded undiscounted cash flows and such securities were written down to the amount of the undiscounted cash flows.

SSAP 43R required application to existing and new investments held by a reporting entity on or after September 30, 2009. The guidance in SSAP 43R that was effective in the third quarter of 2009 required the identification of all the loan-backed and structured securities for which an OTTI had been previously recognized and may result in OTTI being recognized on certain securities that previously were not considered impaired under SSAP 43. For this population of securities, if a reporting entity did not intend to sell the security, and had the intent and ability to retain the investment in the security for a period of time sufficient to recover the amortized cost basis, the reporting entity should have recognized the cumulative effect of initially applying SSAP 43R as an adjustment to the opening balance of unassigned funds with a corresponding adjustment to applicable financial statement elements.

As a result of the adoption of SSAP 43R, the Company recognized the following cumulative effect adjustment (CEA) in its 2009 Annual Statement, net of the related tax effect:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                                                      Direct (Charge) or Credit
                                                                        to Unassigned Surplus
                                                                      -------------------------
Gross cumulative effect adjustment (CEA) - Net increase in the
amortized cost of loan-backed and structured securities at adoption           $(19,122)
Deferred tax on gross CEA                                                        6,693
                                                                              --------
Net cumulative effect of Change in Accounting Principle included in
the Statement of Capital and Surplus                                          $(12,429)
                                                                              ========

SSAP 10R

The Company accounted its income taxes in accordance with SSAP 10, Income Taxes. On December 7, 2009, the NAIC voted to approve SSAP No. 10R, Income Taxes - Revised, A Temporary Replacement of SSAP No. 10 (SSAP 10R). The new standard is effective December 31, 2009 for 2009 and 2010 interim and annual periods. The Company adopted SSAP 10R to account for its income taxes in its 2009 annual filing. Income tax expense and deferred tax are recorded, and deferred tax assets are admitted in accordance with SSAP 10R. In addition to the admissibility test on deferred tax assets, SSAP 10R requires assessing the need for a valuation allowance on deferred tax assets. In accordance with the additional requirements, the Company assesses its ability to realize deferred tax assets primarily based on the earnings history, the future earnings potential, the reversal of taxable temporary differences, and the tax planning strategies available to the Company when recognizing deferred tax assets.

In its 2009 annual filing, the Company admitted additional deferred tax assets of $272,916 as a result of the adoption of SSAP 10R. See Note 9 herein for further discussion.

Presentation of Hybrid Securities

Effective January 1, 2009, the NAIC requires that any hybrid securities meeting the NAIC's definition be reported as bonds. The NAIC defines hybrid securities as those securities whose proceeds are accorded some degree of equity treatment by one or more of the nationally recognized statistical rating organizations and/or which are recognized as regulatory capital by the issuer's primary regulatory authority. Hybrid securities are designed with characteristics of debt and of equity and are intended to provide protection to the issuer's senior note holders. Hybrid securities are sometimes referred to as capital securities.

Prior to January 1, 2009, pursuant to the NAIC's short-term reporting guidance, all hybrid securities were reported as preferred stocks, except for those hybrid securities that had specifically been classified as bonds by the Securities Valuation Office (SVO) of the NAIC. The Company reported hybrid securities totaling $72,396 and $112,000 as of December 31, 2009 and 2008, respectively. This change had no impact to the Statements of Income and Changes in Capital and Surplus.

B. OTHER ADJUSTMENTS TO SURPLUS:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

The Company has dedicated significant effort to the resolution of ongoing weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the assets, liabilities, and surplus to policyholders Capital and Surplus as reported in the Company's 2008, 2007 and 2006 annual statutory basis financial statements. While these adjustments were noteworthy, after evaluating the quantitative and qualitative aspects of these corrections, the Company concluded that its prior period financial statements were not materially misstated and, therefore, no restatement was required. These adjustments resulted in an after tax statutory (charges) credits that in accordance with SSAP No. 3 Accounting Changes and Correction of Errors, have been reported as an adjustment to unassigned surplus as of January 1, 2009, 2008 and 2007. The impact of these adjustments on policyholder surplus as of January 1, 2009, 2008 and 2007 is as follows:

                                                                           POLICYHOLDERS   TOTAL ADMITTED      TOTAL
                                                                              SURPLUS          ASSETS       LIABILITIES
                                                                           -------------   --------------   -----------
BALANCE AT DECEMBER 31, 2008                                                $5,413,173       $25,417,968    $20,004,795
Adjustments to beginning Capital and Surplus:
   Asset realization                                                            30,679            30,679             --
   Liability correction                                                        (97,307)               --         97,307
   Federal income taxes (includes $5,044 of deemed capital contribution)        34,026            34,026             --
                                                                            ----------       -----------    -----------
      TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS                       (32,602)           64,705         97,307
                                                                            ----------       -----------    -----------
BALANCE AT JANUARY 1, 2009, AS ADJUSTED                                     $5,380,571       $25,482,673    $20,102,102
                                                                            ==========       ===========    ===========

An explanation for each of the adjustments for prior period corrections is described below:

The increase in admitted assets is primarily the result of: (a) adjustments reported by the Association as of December 31, 2009 (carrying value of affiliates, foreign exchange, and reinsurance balances); (b) the reversal of a duplicate reinsurance payable balance (which had been netted against reinsurance recoverables); and (c) increases to the carrying values of certain affiliates.

The increase in liabilities is primarily the result of: (a) adjustments to historical carried case and unearned premium reserves; (b) an adjustment to the revenue recognition policy for a specific insurance contract, resulting in the re-establishment of unearned premium reserves; (c) the accrual of an unrecorded liability for claim handling expenses; and (d) several remediation-related reinsurance accounting adjustments (such as: reconciliation adjustments, and insolvency/commutation write-offs).

The decrease in Federal Income taxes is primarily the result of: (a) non-admitted prior year income tax receivables that were not settled at year end; (b) adjustment to tax discounting on loss reserves for workers' compensation; (c) deferred tax asset reconciliation to book unrealized gains and unrealized foreign exchange gains, offset by corresponding changes in nonadmitted tax assets; (d) removal of duplicated tax deduction for affiliate dividends; and (e) tax deduction for nontaxable book gain.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                                                 POLICYHOLDERS   TOTAL ADMITTED      TOTAL
                                                                     SURPLUS         ASSETS       LIABILITIES
                                                                 -------------   --------------   -----------
BALANCE AT DECEMBER 31, 2007                                      $7,296,957       $28,856,420    $21,559,463
Adjustments to beginning Capital and Surplus:
   Asset realization                                                  (9,156)           (9,156)            --
   Liability correction                                               15,525                --        (15,525)
   Federal income taxes, net of capital adjustments of $58,700        (5,434)           (5,434)            --
                                                                  ----------       -----------    -----------
      TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS                 935           (14,590)       (15,525)
                                                                  ----------       -----------    -----------
BALANCE AT JANUARY 1, 2008, AS ADJUSTED                           $7,297,892       $28,841,830    $21,543,938
                                                                  ==========       ===========    ===========

An explanation for each of the adjustments for prior period corrections is described below:

Asset realization: The Company identified that a commuted retroactive ceded reinsurance reserve asset should have been written-off in a prior year.

Liability correction: The Company determined that certain inter company balances relating to American Home's Japan Branch were unsupported.

Federal income taxes (current and deferred): The change in federal income tax expense is primarily related to an increase in provisions for potential tax exposures, and corrections to the deferred income tax inventory and the current tax receivable. Certain corrections to gross deferred tax assets were non-admitted by the Company, resulting in no impact in the table above.

                                                           POLICYHOLDERS   TOTAL ADMITTED      TOTAL
                                                              SURPLUS          ASSETS       LIABILITIES
                                                           -------------   --------------   ------------
BALANCE AT DECEMBER 31, 2006                                $6,211,853      $28,409,596      $22,197,743
Adjustments to beginning Capital and Surplus:
   Federal income taxes                                        (79,156)         (79,156)              --
   Goodwill                                                      2,146            2,146               --
   Asset admissibility                                           5,841            5,841               --
   Expense recognition                                          14,637               --          (14,637)
                                                            ----------      -----------      -----------
      TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS       (56,532)         (71,169)         (14,637)
                                                            ----------      -----------      -----------
BALANCE AT JANUARY 1, 2007, AS ADJUSTED                     $6,155,321      $28,338,427      $22,183,106
                                                            ==========      ===========      ===========

An explanation for each of the adjustments for prior period corrections is described below:

Asset admissibility: The Company determined that certain receivables for high deductible policies and other assets should have been admitted.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

Goodwill: Correction of the amortization of goodwill.

Expense recognition: The Company determined that certain revisions to commissions expense related to certain accident and health contracts were needed.

Federal income taxes (current and deferred): The change in federal income tax expense is primarily related to (i) the appropriate characterization as a settlement of an intercompany balance impacting unassigned surplus rather than a capital contribution with no impact to total capital and surplus; (ii) an increase in provisions for potential tax exposures; and (iii) corrections to the deferred income tax inventory and the current tax receivable. Certain corrections to gross deferred tax assets were non-admitted by the Company resulting in no impact in the table above.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

NOTE 3 - INVESTMENTS

STATUTORY FAIR VALUE OF FINANCIAL INSTRUMENTS:

The following table presents the carrying amount and statutory fair values of the Company's financial instruments as of December 31, 2009 and 2008.

                                               2009                       2008
                                     -------------------------   -------------------------
                                       CARRYING     STATUTORY      CARRYING     STATUTORY
                                        AMOUNT      FAIR VALUE      AMOUNT      FAIR VALUE
                                     -----------   -----------   -----------   -----------
Assets:
   Bonds                             $16,002,641   $16,447,457   $13,907,986   $13,274,193
   Common stocks                       1,031,425     1,031,425     2,064,755     2,064,755
   Preferred stocks                      121,584       121,933       138,025       138,025
   Other invested assets               1,382,807     1,382,807     1,555,659     1,555,659
   Cash and short-term investments     1,387,729     1,387,729     1,076,759     1,076,759
   Receivable for securities               1,582         1,582         1,711         1,711
   Equities in underwriting pools
      and associations                   581,017       581,017       699,244       699,244
Liabilities:
   Collateral deposit liability      $   417,834   $   417,834   $   318,127   $   318,127

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows:

     - The fair values of bonds, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arms length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchange, broker or custodian or SVO.

     - The statutory fair values of affiliated common stock are based on the underlying equity of the respective entity's financial statements, except for publicly traded affiliates which are based on quoted market values.

     - Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

     - The carrying value of all other financial instruments approximates fair value.

The amortized cost and market values of the Company's bond investments as of December 31, 2009 and 2008 are outlined in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                                                                    GROSS        GROSS
                                                                    AMORTIZED    UNREALIZED   UNREALIZED      MARKET
                                                                       COST         GAINS       LOSSES         VALUE
                                                                   -----------   ----------   ----------   -----------
AS OF DECEMBER 31, 2009
   U.S. governments                                                $   540,549    $  3,443     $  7,737    $   536,255
   All other governments                                               489,169      10,356        2,997        496,528
   States, territories and possessions                               2,315,485     128,208       13,486      2,430,207
   Political subdivisions of states, territories and possessions     3,090,767     133,226        5,565      3,218,428
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and
      authorities and their political subdivisions                   7,893,035     261,797       50,132      8,104,700
   Hybrid securities                                                    76,728          70        4,402         72,396
   Industrial and miscellaneous                                      1,596,908      20,397       28,362      1,588,943
                                                                   -----------    --------     --------    -----------
      TOTAL BONDS, AS OF DECEMBER 31, 2009                         $16,002,641    $557,497     $112,681    $16,447,457
                                                                   ===========    ========     ========    ===========
AS OF DECEMBER 31, 2008
   U.S. governments                                                $   342,814    $ 17,532     $    857    $   359,489
   All other governments                                               237,743       5,372           71        243,044
   States, territories and possessions                               2,477,551      62,833       65,735      2,474,649
   Political subdivisions of states, territories and possessions     2,937,737      51,776       68,565      2,920,948
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and
      authorities and their political subdivisions                   6,841,572      81,971      442,673      6,480,870
   Hybrid securities                                                   117,650          18        5,668        112,000
   Public utilities                                                     37,551         490           --         38,041
   Industrial and miscellaneous                                        915,368       4,936      275,152        645,152
                                                                   -----------    --------     --------    -----------
      TOTAL BONDS, AS OF DECEMBER 31, 2008                         $13,907,986    $224,928     $858,721    $13,274,193
                                                                   ===========    ========     ========    ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

The amortized cost and market values of bonds at December 31, 2009, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                          AMORTIZED       MARKET
                                             COST         VALUE
                                         -----------   -----------
Due in one year or less                  $    80,365   $    82,322
Due after one year through five years      1,944,951     2,009,077
Due after five years through ten years     3,618,623     3,754,341
Due after ten years                        9,225,715     9,480,712
Structured securities                      1,132,987     1,121,005
                                         -----------   -----------
   TOTAL BONDS                           $16,002,641   $16,447,457
                                         ===========   ===========

Proceeds from sales and gross realized gains and gross realized losses were as follows:

FOR THE YEARS ENDED DECEMBER 31,            2009                       2008                      2007
--------------------------------   -----------------------   -----------------------   -----------------------
                                                  EQUITY                    EQUITY                    EQUITY
                                      BONDS     SECURITIES      BONDS     SECURITIES      BONDS     SECURITIES
                                   ----------   ----------   ----------   ----------   ----------   ----------
Proceeds from sales                $3,921,920   $1,636,318   $6,117,426   $2,755,122   $4,142,868   $2,980,634
Gross realized gains                   36,760      628,427       80,829      255,843       83,609      191,600
Gross realized losses                  46,196      225,886      125,139      487,333       17,451      151,981

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

The cost or amortized cost and market value of the Company's common and preferred stocks as of December 31, 2009 and 2008 are set forth in the table below:

                                          DECEMBER 31, 2009
                    -------------------------------------------------------------
                     COST OR       GROSS        GROSS
                    AMORTIZED   UNREALIZED   UNREALIZED     MARKET      CARRYING
                       COST        GAINS       LOSSES        VALUE        VALUE
                    ---------   ----------   ----------   ----------   ----------
Common stocks:
   Affiliated        $183,313    $  9,594     $ 55,546    $  137,361   $  137,361
   Non-affiliated     403,196     535,657       44,789       894,064      894,064
                     --------    --------     --------    ----------   ----------
      TOTAL          $586,509    $545,251     $100,335    $1,031,425   $1,031,425
                     ========    ========     ========    ==========   ==========
Preferred stocks:
   Non-affiliated    $107,923    $ 14,066     $     55    $  121,933   $  121,584
                     --------    --------     --------    ----------   ----------
      TOTAL          $107,923    $ 14,066     $     55    $  121,933   $  121,584
                     ========    ========     ========    ==========   ==========

                                           DECEMBER 31, 2008
                    --------------------------------------------------------------
                      COST OR       GROSS       GROSS
                     AMORTIZED   UNREALIZED   UNREALIZED     MARKET      CARRYING
                       COST         GAINS       LOSSES        VALUE        VALUE
                    ----------   ----------   ----------   ----------   ----------
Common stocks:
   Affiliated       $  494,547   $  981,812    $130,781    $1,345,578   $1,345,578
   Non-affiliated      784,440       86,171     151,434       719,177      719,177
                    ----------   ----------    --------    ----------   ----------
      TOTAL         $1,278,987   $1,067,983    $282,215    $2,064,755   $2,064,755
                    ==========   ==========    ========    ==========   ==========
Preferred stocks:
   Non-affiliated   $  160,145   $    1,878    $ 23,998    $  138,025   $  138,025
                    ----------   ----------    --------    ----------   ----------
      TOTAL         $  160,145   $    1,878    $ 23,998    $  138,025   $  138,025
                    ==========   ==========    ========    ==========   ==========

The Company held no derivative investment as of December 31, 2009.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

The fair market value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2009 and 2008 is set forth in the table below:

                                                                          GREATER
                                            12 MONTHS OR LESS          THAN 12 MONTHS               TOTAL
                                         -----------------------   ---------------------   -----------------------
                                            FAIR      UNREALIZED     FAIR     UNREALIZED      FAIR      UNREALIZED
DESCRIPTION OF SECURITIES                   VALUE       LOSSES       VALUE      LOSSES        VALUE       LOSSES
-------------------------                ----------   ----------   --------   ----------   ----------   ----------
As of December 31, 2009:
   U. S. governments                     $  459,676    $  7,737    $     --     $    --    $  459,676    $  7,737
   All other governments                    101,140         635      35,900       2,362       137,040       2,997
   States, territories and possessions      207,104       6,894      62,643       6,592       269,747      13,486
   Political subdivisions of states,
      territories and possessions           236,002       5,065      15,884         500       251,886       5,565
   Special revenue                          895,012      15,437     596,657      34,695     1,491,669      50,132
   Hybrid securities                         21,811       4,402          --          --        21,811       4,402
   Industrial and miscellaneous             284,987      27,845         660         517       285,647      28,362
                                         ----------    --------    --------     -------    ----------    --------
   TOTAL BONDS                            2,205,732      68,015     711,744      44,666     2,917,476     112,681
                                         ----------    --------    --------     -------    ----------    --------
   Affiliated                                79,958      44,519      24,300      11,027       104,258      55,546
   Non-affiliated                            72,640      19,952      66,442      24,837       139,082      44,789
                                         ----------    --------    --------     -------    ----------    --------
   Common stock                             152,598      64,471      90,742      35,864       243,340     100,335
                                         ----------    --------    --------     -------    ----------    --------
   Preferred stock                           11,739          55          --          --        11,739          55
                                         ----------    --------    --------     -------    ----------    --------
   TOTAL STOCKS                             164,337      64,526      90,742      35,864       255,079     100,390
                                         ----------    --------    --------     -------    ----------    --------
   TOTAL BONDS AND STOCKS                $2,370,069    $132,541    $802,486     $80,530    $3,172,555    $213,071
                                         ==========    ========    ========     =======    ==========    ========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                            12 MONTHS OR LESS       GREATER THAN 12 MONTHS            TOTAL
                                         -----------------------   -----------------------   -----------------------
                                            FAIR      UNREALIZED      FAIR      UNREALIZED      FAIR      UNREALIZED
       DESCRIPTION OF SECURITIES            VALUE       LOSSES        VALUE       LOSSES        VALUE       LOSSES
       -------------------------         ----------   ----------   ----------   ----------   ----------   ----------
As of December 31, 2008:
   U. S. governments                     $   70,176    $    857    $       --    $     --    $   70,176   $      857
   All other governments                      3,084          71            --          --         3,084           71
   States, territories and possessions      889,564      53,490       107,537      12,245       997,101       65,735
   Political subdivisions of states,
      territories and possessions         1,701,805      61,935       109,475       6,630     1,811,280       68,565
   Special revenue                        3,548,004     235,961       883,394     206,712     4,431,398      442,673
   Industrial and miscellaneous             320,499     218,513       116,324      62,307       436,823      280,820
                                         ----------    --------    ----------    --------    ----------   ----------
   TOTAL BONDS                            6,533,132     570,827     1,216,730     287,894     7,749,862      858,721
                                         ----------    --------    ----------    --------    ----------   ----------
   Affiliated                                    --         408       129,959     130,373       129,959      130,781
   Non-affiliated                           382,359     142,256         8,227       9,178       390,586      151,434
                                         ----------    --------    ----------    --------    ----------   ----------
   Common stock                             382,359     142,664       138,186     139,551       520,545      282,215
                                         ----------    --------    ----------    --------    ----------   ----------
   Preferred Stock                           87,082      20,966            --       3,033        87,082       23,999
                                         ----------    --------    ----------    --------    ----------   ----------
   TOTAL STOCKS                             469,441     163,630       138,186     142,584       607,627      306,214
                                         ----------    --------    ----------    --------    ----------   ----------
   TOTAL BONDS AND STOCKS                $7,002,573    $734,457    $1,354,916    $430,478    $8,357,489   $1,164,935
                                         ==========    ========    ==========    ========    ==========   ==========

As of December 31, 2009 and 2008, the Company does not intend to sell these securities.

The Company reported write-downs on its bond investments due to OTTI in fair value of $38,733, $28,758 and $14,097 in 2009, 2008 and 2007, respectively and reported write-downs on its common and preferred stock investments due to OTTI in fair value of $38,827, $437,833 and $16,271 during 2009, 2008 and 2007, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

During 2009, 2008 and 2007, the Company reported the following write-downs on its joint venture and partnership investments due to OTTI in fair value:

FOR THE YEARS ENDED DECEMBER 31,                 2009      2008      2007
--------------------------------               --------   ------   -------
AIG Black Sea Holding, L.P. (BTC Investment)   $ 57,728   $   --   $    --
AIG Private Equity Portfolio, L.P.                3,542       --        --
Arrowpath Fund II, L.P.                           4,973       --        --
Blackstone Kalix Fund L.P.                        3,179       --        --
Brencourt Multi-Strategy, L.P.                    3,899       --        --
Capvest Equity Partners, L.P.                    13,372       --        --
Electra European Fund II                         17,266       --     2,619
J.C. Flowers Fund II, L.P.                       20,286       --     6,017
Meritage Private Equity Fund, L.P.                1,239       --        --
Valueact Capital Partners III                     8,811       --        --
AZ Auto Hldgs LLC                                 4,102       --        --
Valueact Capital Partners                            --    2,270        --
Spencer Capital Opportunity Fund LLP                 --    1,213        --
ATV VI                                               --       --     1,604
TH Lee Putnam                                        --       --     1,000
Morgan Stanley III                                   --       --     1,032
Items less than $1.0 million                      2,255    2,380     1,820
                                               --------   ------   -------
   TOTAL                                       $140,652   $5,863   $14,092
                                               ========   ======   =======

Securities carried at an amortized cost of $1,210,917 and $1,066,438 were deposited with regulatory authorities as required by law as of December 31, 2009 and 2008, respectively.

During 2009, 2008 and 2007, included in Net Investment Income Earned were investment expenses of $11,116, $8,439 and $9,607, respectively and interest expense of $9,737, $27,739 and $99,036, respectively.

In September 2006, the FASB issued an accounting standard that defined fair value, established a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but did not change existing guidance about whether an asset or liability is carried at fair value. The Company adopted the standard on January 1, 2008. The Company measures at fair value on a recurring basis certain bonds (specifically, bonds and hybrid securities with NAIC ratings of 3 or lower where market is less than amortized cost), common and preferred stocks.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

Fair Value Hierarchy

The standard defines three "levels" based on observability of inputs available in the marketplace used to measure the fair values. Such levels are:

     - Level 1: Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities.

     - Level 2: Fair value measurements, based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable at commonly quoted intervals.

     - Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

Bonds, Common Stocks, Preferred Stocks

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company uses market values for common stocks, preferred stocks and bonds with NAIC ratings of 3 or below where market value is less than amortized cost. When market values are not available, market values are obtained from third party pricing sources.

The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement on the levels of the inputs used as of December 31, 2009 and 2008:

                                DECEMBER 31, 2009
                   ------------------------------------------
                    Level 1    Level 2   Level 3      Total
                   --------   --------   -------   ----------
Bonds              $     --   $  8,462   $37,738   $   46,200
Common stocks       880,282     13,782        --      894,064
Preferred stocks         --    117,676     2,905      120,581
                   --------   --------   -------   ----------
Total              $880,282   $139,920   $40,643   $1,060,845
                   ========   ========   =======   ==========

                                DECEMBER 31, 2008
                   ------------------------------------------
                    Level 1    Level 2   Level 3      Total
                   --------   --------   -------   ----------
Bonds              $     --   $107,099   $44,055   $  151,154
Common stocks       857,376        371     8,660      866,407
Preferred stocks        739    137,285        --      138,024
                   --------   --------   -------   ----------
Total              $858,115   $244,755   $52,715   $1,155,585
                   ========   ========   =======   ==========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

The following table presents changes during 2009 and 2008 in Level 3 financial instruments measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during 2009 and 2008 related to the Level 3 financial instruments that remained in the balance sheet at December 31, 2009 and 2008.

                                   Net Realized and Unrealized
                      Balance     Gains (Losses) Included in Net    Unrealized Gains   Purchases, Sales,                Balance at
                   Beginning of   Investment Income and Realized   (Losses) Included      Issuances,       Transfers   December 31,
                       Year           Capital Gains (Losses)           in Surplus       Settlements, Net    In (Out)       2009
                   ------------   ------------------------------   -----------------   -----------------   ---------   ------------
Bonds                 $44,055                $(23,257)                   $14,459            $(5,120)        $ 7,601       $37,738
Common stocks           8,660                      --                     (1,016)                --          (7,644)           --
Preferred stocks           --                      --                       (128)                --           3,033         2,905
                      -------                --------                    -------            -------         -------       -------
Total                 $52,715                $(23,257)                   $13,315            $(5,120)        $ 2,990       $40,643
                      =======                ========                    =======            =======         =======       =======

                                   Net Realized and Unrealized
                      Balance     Gains (Losses) Included in Net    Unrealized Gains   Purchases, Sales,                Balance at
                   Beginning of   Investment Income and Realized   (Losses) Included       Issuances,      Transfers   December 31,
                       Year           Capital Gains (Losses)           in Surplus       Settlements, Net    In (Out)       2008
                   ------------   ------------------------------   -----------------   -----------------   ---------   ------------
Bonds                 $47,498                 $(155)                     $(13,034)           $(2,843)       $12,589       $44,055
Common stocks          13,295                    60                        (5,957)             1,262             --         8,660
                      -------                 -----                      --------            -------        -------       -------
Total                 $60,793                 $ (95)                     $(18,991)           $(1,581)       $12,589       $52,715
                      =======                 =====                      ========            =======        =======       =======

The Company initially estimates the fair value of investments in joint ventures and limited partnerships (predominately private limited partnerships and certain hedge funds) by reference to transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which are audited annually. The Company considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

Other invested assets

The Company also measures the fair value of certain assets such as joint ventures and limited partnerships included in other invested assets on a non-recurring basis when events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Assets measured at fair value on a non-recurring basis on which impairment charges were recorded were as follows:

                                  DECEMBER 31, 2009
                        -------------------------------------
                        Level 1   Level 2   Level 3    Total
                        -------   -------   -------   -------
Other invested assets     $--       $--     $29,323   $29,323
                          ---       ---     -------   -------
Total                     $--       $--     $29,323   $29,323
                          ===       ===     =======   =======

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                  DECEMBER 31, 2008
                        -------------------------------------
                        Level 1   Level 2   Level 3    Total
                        -------   -------   -------   -------
Other invested assets     $--       $787     $1,068   $1,855
                          ---       ----     ------   ------
Total                     $--       $787     $1,068   $1,855
                          ===       ====     ======   ======

Loan-Backed and Structured Securities:

1. At December 31, 2009, the Company had no loan-backed and structured securities with the intent to sell or that the Company does not have the intent or ability to hold to recovery.

2. At December 31, 2009, the Company held the following loan-backed and structured securities for which it had recognized credit-related OTTI after adoption of SSAP 43R:

            Book/Adjusted Carrying
                Value Amortized
              Cost Before Current      Present Value of     Recognized   Amortized Cost
  Cusip           Period OTTI        Projected Cash Flows      OTTI        After OTTI     Fair Value
  -----     ----------------------   --------------------   ----------   --------------   ----------
126694A40           $   172                 $   169           $    3         $   169        $   147
23243AAB2             8,944                   8,802              142           8,802          6,487
23244JAC0             4,421                   4,414                7           4,414          3,325
251510LD3             6,534                   6,431              103           6,431          3,474
39538AAC0             3,528                   3,480               48           3,480          1,910
39538AAG1             4,286                   4,062              224           4,062            882
39538BAB0             3,594                   3,537               57           3,537          1,879
39538BAE4             4,347                   4,181              166           4,181          1,124
39538CAC6             3,564                   3,522               42           3,522          1,230
39538CAE2             4,765                   2,865            1,900           2,865          1,198
39539HAC4             3,446                   3,420               26           3,420          2,280
45254NQX8             2,428                   2,318              110           2,318          1,527
525221JH1             2,502                   2,482               20           2,482          1,627
52522RAB6             5,871                   5,771              100           5,771          4,970
52525LAQ3             6,237                   5,301              936           5,301          3,377
550279AA1             2,996                   2,967               29           2,967          1,759
57645TAA5             8,168                   8,043              125           8,043          4,449
61748JAD9             1,333                   1,307               26           1,307            823
                    -------                 -------           ------         -------        -------
                    $77,136                 $73,072           $4,064         $73,072        $42,468
                    =======                 =======           ======         =======        =======

     The Company recognized total OTTI of $49,128 for loan-backed and structured securities currently held by the Company at December 31, 2009.

3. At December 31, 2009, the Company held securities with unrealized losses (fair value is less than cost or amortized cost) for which OTTI had not been recognized in earnings as a realized loss. Such unrealized losses include securities with a recognized OTTI for non interest (i.e. credit) related declines that were recognized in

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     earnings, but for which an associated interest related decline has not been recognized in earnings as a realized loss. The aggregate amount of unrealized losses and fair values for such securities, segregated between those securities that have been in a continuous unrealized loss position for less than 12 months and greater than 12 months, respectively, were as follows:

                                              12 Months or              Greater than
                                                  Less                   12 Months                   Total
                                        -----------------------   -----------------------   -----------------------
                                                     Unrealized                Unrealized                Unrealized
Description of Securities               Fair Value     Losses     Fair Value     Losses     Fair Value     Losses
-------------------------               ----------   ----------   ----------   ----------   ----------   ----------
Loan-backed  Securities                   $39,240      $23,923       $660         $517        $39,900      $24,440
                                          -------      -------       ----         ----        -------      -------
Total temporarily impaired securities     $39,240      $23,923       $660         $517        $39,900      $24,440
                                          =======      =======       ====         ====        =======      =======

4. In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company also considers its cash and working capital requirements and generally considers expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

NOTE 4 - RESERVES FOR LOSSES AND LAE

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2009, 2008 and 2007 is set forth in the table below:

                                                      2009          2008          2007
                                                  -----------   -----------   -----------
RESERVES FOR LOSSES AND LAE, END OF PRIOR YEAR    $13,268,600   $13,732,102   $12,754,581
Incurred losses and LAE related to:
   Current accident year                            4,528,746     5,573,146     5,366,376
   Prior accident years                               939,381       (30,723)      (80,939)
                                                  -----------   -----------   -----------
      TOTAL INCURRED LOSSES AND LAE                 5,468,127     5,542,423     5,285,437
                                                  -----------   -----------   -----------
Paid losses and LAE related to:
   Current accident year                           (1,426,132)   (1,689,045)   (1,436,644)
   Prior accident years                            (3,828,094)   (4,316,880)   (2,871,272)
                                                  -----------   -----------   -----------
      TOTAL PAID LOSSES AND LAE                    (5,254,226)   (6,005,925)   (4,307,916)
                                                  -----------   -----------   -----------
RESERVES FOR LOSSES AND LAE, AS OF DECEMBER 31,   $13,482,501   $13,268,600   $13,732,102
                                                  ===========   ===========   ===========

For 2009, the Company experienced significant adverse loss and LAE reserve development, including accretion of loss reserve discount. The adverse development was almost entirely attributable to the Excess Casualty and Excess Workers Compensation classes of business. The Company modified its loss development assumptions for each of these classes of business in 2009 in response to the higher than expected loss emergence. For 2008, the development was slightly favorable prior to accretion of the workers compensation discount, and slightly adverse after recognition of accretion of the discount. Favorable development on Directors & Officers liability and other classes of business offset adverse development on the Company's Excess Casualty business. The adverse development on Excess Casualty was primarily related to accident years 2003 and prior.

In calendar year 2008, two transactions resulted in a significant increase in paid loss with a corresponding decrease in loss reserves. These transactions were the result of the Canadian Branch novation (see Note 5E) and the Foreign Operations restructuring (see Note 5E). The total calendar year paid losses as a result of these events were approximately $331,200 and $306,000 for the Canada novation and Foreign Operations restructuring, respectively. These payments are spread over multiple accident years and resulted in modest beneficial development of about $21,600. In addition, in 2008, the Company recorded paid losses of $108,000 relating to one credit excess of loss assumed treaty applicable to accident year 2008. There will be no additional impact from this treaty as the full limits of the treaty have been paid. Also, the 2009 paid losses and LAE reflect the commutation of the 21st Century Personal

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

Auto Group. See Note 5E for further details.

In 2007, there was adverse development related to accident years 2003 and prior, offset by favorable development from accident years 2004 through 2006. The favorable developments for accident years 2004 through 2006 were spread across many classes of business. The adverse development from accident years 2003 and prior related primarily to the Company's excess casualty and primary workers compensation classes of business.

As of December 31, 2009, 2008 and 2007, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $166,812, $178,706 and $199,953, respectively.

As of December 31, 2009, 2008 and 2007, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $5,336,235, $5,340,598 and $5,987,568, respectively (exclusive of inter-company pooling).

ASBESTOS AND ENVIRONMENTAL RESERVES

The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) for the year ended December 31, 2009, 2008 and 2007, gross and net of reinsurance credits, are as follows:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                                     ASBESTOS LOSSES                 ENVIRONMENTAL LOSSES
                                           ----------------------------------   ------------------------------
                                              2009        2008        2007        2009       2008       2007
                                           ---------   ---------   ----------   --------   --------   --------
Direct:
Loss and LAE reserves, beginning of year   $ 905,282   $ 983,031   $1,098,137   $105,450   $137,135   $178,384
   Incurred losses and LAE                   175,575      98,429       34,757     (3,738)   (13,665)      (468)
   Calendar year paid losses and LAE        (190,209)   (176,178)    (149,863)   (13,162)   (18,020)   (40,781)
                                           ---------   ---------   ----------   --------   --------   --------
LOSS AND LAE RESERVES, END OF YEAR         $ 890,648   $ 905,282   $  983,031   $ 88,550   $105,450   $137,135
                                           =========   =========   ==========   ========   ========   ========
Assumed:
Loss and LAE reserves, beginning of year   $  86,375   $  89,655   $   97,344   $  5,077   $  5,933   $  4,948
   Incurred losses and LAE                    (1,517)     12,578        5,160        856       (735)     1,386
   Calendar year paid losses and LAE           1,099     (15,858)     (12,849)      (189)      (121)      (401)
                                           ---------   ---------   ----------   --------   --------   --------
LOSS AND LAE RESERVES, END OF YEAR         $  85,957   $  86,375   $   89,655   $  5,744   $  5,077   $  5,933
                                           =========   =========   ==========   ========   ========   ========
Net of reinsurance:
Loss and LAE reserves, beginning of year   $ 414,790   $ 464,090   $  533,105   $ 57,647   $ 71,628   $ 92,210
   Incurred losses and LAE                    54,172      27,666       10,155      1,800         32      1,691
   Calendar year paid losses and LAE         (75,705)    (76,966)     (79,170)   (10,686)   (14,013)   (22,273)
                                           ---------   ---------   ----------   --------   --------   --------
LOSS AND LAE RESERVES, END OF YEAR         $ 393,257   $ 414,790   $  464,090   $ 48,761   $ 57,647   $ 71,628
                                           =========   =========   ==========   ========   ========   ========

The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                         ASBESTOS LOSSES              ENVIRONMENTAL LOSSES
                                 ------------------------------   ---------------------------
                                   2009       2008       2007       2009      2008      2007
                                 --------   --------   --------   -------   -------   -------
Direct basis                     $503,724   $524,100   $619,127   $29,091   $39,611   $56,093
Assumed reinsurance basis          41,926     37,560     44,945       520        96     1,191
Net of ceded reinsurance basis    221,716    238,704    296,910    14,070    19,081    25,942

The amount of ending reserves for LAE included in the table above for Asbestos and Environmental losses is as follows:

                                       ASBESTOS LOSSES             ENVIRONMENTAL LOSSES
                                 ---------------------------   ---------------------------
                                   2009      2008      2007      2009      2008      2007
                                 -------   -------   -------   -------   -------   -------
Direct basis                     $55,969   $58,233   $68,792   $12,468   $16,976   $24,040
Assumed reinsurance basis          7,009     7,124     6,570       164       109       351
Net of ceded reinsurance basis    26,985    29,473    34,565     5,971     8,245    10,958

Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2009 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

NOTE 5 - RELATED PARTY TRANSACTIONS

A.   NATIONAL UNION INTER-COMPANY POOLING AGREEMENT

     The Company, as well as certain other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business except business from foreign branches (excluding Canada) to National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), the lead pooling participant. In turn, each pooling participant receives from National Union their percentage share of the pooled business.

     The Company's share of the pool is 36.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

     A list of all pooling participants and their respective participation percentages is set forth in Note 1.

     Effective January 1, 2008 AIU Insurance Company's (AIUI) percentage in the Commercial Pool was reduced from 1% to 0% and C&I's participation was revised retroactively to 11% from 10%. Cessions from AIUI to the Commercial Pool will be run off. AIUI was relieved of any and all corresponding liabilities related to its 1% participation.

B.   CHARTIS OVERSEAS ASSOCIATION POOLING ARRANGEMENT

     AIG formed the Association, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of New Hampshire, National Union, and the Company. On annual basis the Association files audited financial statements in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of New York.

     At the time of forming the Association, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. The initial participation established was subsequently amended for profits and losses for each year derived from reinsurance of risks situated in Japan (excluding certain Japanese situs risks and business underwritten by the Company's Japan branch which is not subject to the National Union inter-company pooling agreement nor the Association). The participation for Japanese and non-Japanese business underwritten via the Association is set forth in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                                                                        PARTICIPATION
                                                                           INITIAL         PERCENT
                                                             NAIC CO.   PARTICIPATION    SPECIFIC TO
MEMBER COMPANY                                                 CODE        PERCENT       JAPAN RISK
--------------                                               --------   -------------   -------------
Chartis Overseas Limited                                          --        67.0%           85.0%
Commercial Pool member companies, as follows:                     --        33.0%           15.0%
   New Hampshire Insurance Company                             23841        12.0%           10.0%
   National Union Fire Insurance Company of Pittsburgh, Pa.    19445        11.0%            5.0%
   American Home Assurance Company                             19380        10.0%            0.0%

In accordance with the National Union inter-company pooling agreement, the Commercial Pool member companies' participation in the Association is pooled among all Commercial Pool members proportional to their participation in the Commercial Pool. The Company's participation in the Association after the application of its participation in the National Union inter-company pooling agreement has been presented in the accompanying financial statements as follows:

AS OF DECEMBER 31,                                   2009        2008
------------------                                ---------   ---------
Assumed reinsurance receivable                    $  22,795   $  36,798
Funds held by ceding reinsurers                       8,204       6,821
Reinsurance recoverable                              34,838      26,961
Equities in underwriting pools and associations     581,017     699,244
                                                  ---------   ---------
TOTAL ASSETS                                      $ 646,854   $ 769,824
                                                  ---------   ---------
Loss and LAE reserves                               491,833     548,564
Unearned premium reserves                           224,644     240,933
Funds held                                           14,524      15,031
Ceded balances payable                               61,413      75,043
Retroactive reinsurance                                (132)       (132)
Assumed reinsurance payable                          10,386      25,472
                                                  ---------   ---------
TOTAL LIABILITIES                                 $ 802,668   $ 904,911
                                                  ---------   ---------
TOTAL SURPLUS                                     $(155,814)  $(135,087)
                                                  =========   =========

As of December 31, 2009, the Association reported an asset of $2.3 billion representing the value of subsidiaries and affiliated entities (SCAs), of which Chartis Europe S.A. represented $1.9 billion and Chartis UK Holdings represented $338 million, respectively.

While the New York Insurance Department is not the domiciliary jurisdiction for the Association, the Department

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     did not object to the Association's request allowing the valuation of Chartis UK Holdings to be based on audits of underlying entities in 2009.

     The Company's interest in the SCAs reported by the Association is consistent with its participation in the Association and the National Union inter-company pooling agreement and was $275 million as of December 31, 2009, which has been reported by the Company as a component Equities in Underwriting Pools and Associations.

C.   GUARANTEE ARRANGEMENTS

     The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the policies of insurance issued by the guaranteed companies. The Company would be required to perform under the guarantee agreements in events or circumstances (including bankruptcy, reorganization and similar proceedings) whereby the guaranteed companies fail to make payments under the policies of insurance (including guaranteed investment contracts and funding agreements) they have issued. The guarantees will remain in effect until terminated by the Company. The Company has the unilateral right to terminate the guarantees effective thirty (30) days after publication of a notice to terminate in the Wall Street Journal.

     The guarantees are not expected to have a material effect upon the Company's surplus. The Company believes that the likelihood of a payment under any of the guarantees is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by certain rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished.

     The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

     The guarantees that were in effect as of December 31, 2009 are included in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                                         DATE       DATE     POLICYHOLDER'S    INVESTED    ESTIMATED  POLICYHOLDER'S
GUARANTEED COMPANY                                      ISSUED   TERMINATED   OBLIGATIONS @    ASSETS @       LOSS        SURPLUS
------------------                                     --------  ----------  --------------  ------------  ---------  --------------
AIG Advantage Insurance Company               ***      12/15/97   08/31/09    $     42,763   $     25,907     $--       $    23,821
AIG Edison Life Insurance Company                      08/29/03                 23,067,815     24,634,406      --         2,376,869
Chartis Europe, S.A. (f/k/a AIG Europe S.A.)  **       09/15/98                  5,908,063      4,045,169      --         3,165,580
AIG Europe (Netherlands) N.V.                 **       09/20/04   02/28/10              --        524,842      --           606,942
AIG Hawaii Insurance Company, Inc.            ***      11/05/97   08/31/09          45,207         83,434      --            63,827
AIG Mexico Seguros Interamericana, S.A. de
   C.V.                                       **       12/15/97                    290,575         75,489      --            54,113
SunAmerica Annuity and Life Assurance
   Company                                    *        01/04/99   12/29/06      18,484,406     18,800,227      --           650,346
Landmark Insurance Company, Ltd (UK)          *        03/02/98   11/30/07         212,084      4,255,579      --         1,881,367
American General Life Insurance Company                03/03/03   12/29/06      31,101,030     35,598,876      --         5,947,182
American General Life and Accident Insurance
   Company                                             03/03/03                  8,447,699      9,024,223      --           675,741
American International Insurance Company      ***      11/05/97   08/31/09         363,976      1,036,503      --           461,292
American International Insurance Company of
   California, Inc.                           ***      12/15/97   08/31/09         142,101         23,271      --            24,668
American International Insurance Company of
   New Jersey                                 ***      12/15/97   08/31/09          45,733         36,907      --            34,399
First SunAmerica Life Insurance Company       *        01/04/99   01/31/08       4,959,942      8,693,009      --           772,623
Lloyd's Syndicate 1414 (Ascot Corporate
   Name)                                      **  +    01/20/05   10/31/07         334,056        897,820      --           243,998
SunAmerica Life Insurance Company             *        01/04/99   12/29/06      11,395,913     16,916,592      --         4,017,975
The United States Life Insurance Company in
   the City of NY                                 ++   03/03/03   04/30/10       5,393,222      4,953,651      --           484,931
The Variable Annuity Life Insurance Company            03/03/03   12/29/06      46,779,349     55,578,672      --         3,622,126
American Home do Brasil S.A.                  **       08/05/98   10/31/07              --            561      --               637
American International Assurance Co
   (Australia) Ltd                                     11/01/02                    368,586        741,328      --            98,686
                                                                              ------------   ------------     ---       -----------
   TOTAL                                                                      $157,382,520   $185,946,466     $--       $25,207,123
                                                                              ============   ============     ===       ===========

*    The guaranteed company is also backed by a support agreement issued by AIG.

**   Policyholders' surplus is based on local GAAP financial statements.

*** Formerly part of AIG's U.S. personal auto group, sold on July 1, 2009 to Farmers Group, Inc. a subsidiary of Zurich Financial Services Group (ZFSG). As part of the sale, ZFSG issued a hold harmless agreement to the Company with respect to the Company's obligations under this guarantee.

+ Guarantees issued on December 15, 2004 and January 20, 2005 were terminated on October 31, 2007. Guarantee issued on November 1, 2002 was terminated on September 30, 2008.

++   This guarantee will terminate as to policies written after April 30, 2010.

@ Policyholder's Obligations and Invested Assets includes separate account liabilities and separate account assets, respectively.

     The Company does not believe that the events of AIG discussed in Notes 13 and 14 will increase the likelihood that the guarantees will be materially impacted.

D.   INVESTMENTS IN AFFILIATES

     As of December 31, 2009 and 2008, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows. The 2009 and 2008 balances are net of $0 and $0 respectively of non-admitted balances.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                                                                  CARRYING      CHANGE IN
                                                     AFFILIATE                    VALUE AT       CARRYING
                                                     OWNERSHIP   ACTUAL COST    DECEMBER 31,      VALUE
AFFILIATED COMMON STOCK INVESTMENTS                   PERCENT        2009           2009           2009
-----------------------------------                  ---------   -----------    ------------   -----------
21st Century Insurance Group                   (b)       0.0%      $     --       $     --     $  (117,912)
AIG Hawaii Insurance Company, Inc.             (b)       0.0%            --             --         (64,060)
AIG Mexico Industrial, L.L.C.                           49.0%         8,932         10,387           1,604
AIG Non Life Holding Company (Japan), Inc.             100.0%       124,477         79,958         (47,821)
American International Realty Corporation               31.5%        14,169         20,624         (29,913)
Eastgreen, Inc.                                         13.8%        12,804          9,927             (37)
AIU Brasil Affiliate                                   100.0%           408          2,092           2,092
Fuji Fire and Marine Insurance Company                   2.8%        17,078         12,180          (7,271)
Pine Street Real Estate Holdings Corporation            31.5%         5,445          2,193             110
Transatlantic Holdings, Inc.                   (a)       0.0%            --             --        (945,009)
                                                                   --------       --------     -----------
   TOTAL COMMON STOCKS-- AFFILIATES                                $183,313       $137,361     $(1,208,217)
                                                                   ========       ========     ===========

(a) As referenced in Note 5E, Transatlantic Holdings, Inc. has been reported as an unaffiliated investment in this financial statement.

(b) As referenced in Note 5E, the Company sold its ownership in 21st Century and AIG Hawaii to Farmers Group, Inc.

                                                                           CARRYING     CHANGE IN
                                               AFFILIATE                   VALUE AT      CARRYING
                                               OWNERSHIP   ACTUAL COST   DECEMBER 31,     VALUE
AFFILIATED COMMON STOCK INVESTMENTS             PERCENT        2008          2008          2008
-----------------------------------            ---------   -----------   ------------   ---------
21st Century Insurance Group                      16.4%      $238,948     $  117,912    $   9,946
AIG Hawaii Insurance Company, Inc.               100.0%        10,000         64,060         (687)
AIG Mexico Industrial, L.L.C.                     49.0%         8,725          8,783         (176)
AIG Non Life Holding Company (Japan), Inc.       100.0%       124,477        127,779     (117,378)
American International Insurance Company           0.0%            --             --      (91,791)
American International Realty Corporation         31.5%        37,771         50,537          114
Eastgreen, Inc.                                   13.8%        12,804          9,964          (27)
Fuji Fire and Marine Insurance Company             2.8%        22,309         19,451       19,451
Pine Street Real Estate Holdings Corporation      31.5%         5,445          2,083        2,083
Transatlantic Holdings, Inc.                      33.2%        34,068        945,009     (281,749)
                                                             --------     ----------    ---------
   TOTAL COMMON STOCKS - AFFILIATES                          $494,547     $1,345,578    $(460,214)
                                                             ========     ==========    =========

     Investments in affiliates are included in common stocks based on the net worth of the entity except for publicly traded affiliates which are based on quoted market values, less a discount as prescribed by NAIC SAP (see
     Note 1).

     The remaining equity interest in these investments, except for Transatlantic Holdings, Inc. and Fuji Fire and

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     Marine Insurance Company, are owned by other affiliated companies, which are wholly-owned by the Ultimate Parent.

     The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2009 and 2008, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0% amounted to $908,367 and $959,265, respectively.

E.   RESTRUCTURING

     DOMESTIC OPERATIONS

     On June 10, 2009, the Company sold 12,826 shares of Transatlantic Holdings, Inc. (TRH) for $470,341 and recorded a realized gain of $450,511. As of December 31, 2009, the Company continues to own 9,193 common shares of TRH, representing approximately 13.9% of TRH's common shares issued, which were sold in March 2010 (Refer to Note 14). The Company had previously owned 33.2% of TRH. In addition, the Company recorded a capital contribution of $75,923 pursuant to the terms of a make whole agreement between the Company and AIG, whereby AIG agreed to contribute capital to the Company in an amount equal to the difference between the statutory carrying value of TRH and the consideration received by the Company for the sale of its shares. The Company also received a deemed contribution of approximately $157,679 pursuant to the Tax Sharing Agreement (Agreement) in connection with this sale. The Agreement provides that AIG will reimburse the Company for any current tax liabilities arising from the sale of an operating subsidiary during the term of the Credit Facility, except amounts required to be remitted as Net Cash Proceeds, as defined in the Credit Facility. The Department issued a determination of non-control ruling relative to the Company's ownership of TRH. Accordingly, the Company's investment in TRH common stock has been reported as an unaffiliated investment in this financial statement and has been reported at fair value in accordance with SSAP No. 30, Investments in Common Stock.

     Effective July 1, 2009, the 21st Century Personal Auto Group (PAG) was sold to Farmers Group, Inc. (FGI), a subsidiary of Zurich Financial Services Group for $1.9 billion. Of the $1.9 billion proceeds received by AIG member companies from the sale of the PAG entities to FGI, $0.2 billion was retained by Chartis U.S. Inc. as consideration for the PAG entities it owned and $1.7 billion was provided to the Chartis U.S. insurance entities. American International Insurance Company (AIIC) was the lead company in the Personal Lines Pool which was the mechanism for sharing the PAG and the Private Client Group (PCG) business underwritten among the Personal Lines Pool members. PCG business was underwritten directly by member companies of the Personal Lines Pool as well as the insurance entities of Chartis U.S. Inc. not subject to this sale ("Chartis U.S. Inc. companies"). The PCG business written by Chartis U.S. Inc. companies was ceded 100% to AIIC as the pool lead. The total of the PCG business assumed by AIIC, the PCG business underwritten directly by Personal Lines Pool members, as well as the PAG business retained by AIIC ("net business of the Personal Lines Pool") was then subject to a 50% quota share to National Union. The Commercial Pool members participated in this business assumed by National Union at their stated pool percentages.

     In connection with this sale, various reinsurance agreements between the PAG companies and the Chartis U.S. Inc. companies (including the Company) were partially or fully commuted as of June 30, 2009. The major transactions are summarized below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

          1. The quota share reinsurance agreement between National Union and AIIC under which AIIC ceded 50% of the net business of the Personal Lines Pool to National Union was commuted as of June 30, 2009.

          2. All liabilities relating to existing PCG business that was written on a direct basis by members of the Personal Lines Pool were transferred to National Union under the terms of the PCG Business Reinsurance and Administration Agreement, effective June 30, 2009.

          3. All obligations and liabilities relating to the PCG business that was directly written and ceded by Chartis U.S. Inc. companies to AIIC under various quota share reinsurance agreements were commuted as of June 30, 2009.

     Following these transactions the Chartis U.S. Inc. companies settled all amounts due to AIIC in securities and cash totaling $871.9 million. The Company's share of this settlement was $293.3 million.

     The Chartis U.S. Inc. companies which owned 21st Century Insurance Group (a member company of PAG), recorded dividend income and a resulting intangible asset of approximately $527.5 million for the fair value of the PCG business, which was not subject to the PAG sale and was retained by the Chartis U.S. Inc. companies going forward. Additionally, capital contributions were received by the owners of 21st Century Insurance Group of $184.6 million from Chartis U.S. as part of the tax sharing agreement. The Company's share of these transactions was dividend income of $79.7 million and a capital contribution of $27.9 million.

     Following the sale of the PAG entities, which included the Company's ownership in 21st Century Insurance Group and AIG Hawaii Insurance Company, Inc., the Company received $182.6 million of the $1.7 billion of proceeds received by the Chartis U.S. Inc. companies. As a result of these transactions involving the sale of these PAG entities, the Company recorded a pre-tax loss of $14.5 million.

     AMERICAN HOME CANADIAN BRANCH NOVATION

     Effective November 1, 2008, the American Home Canadian Branch (the Branch) entered into an assumption reinsurance and asset purchase agreement with Chartis Insurance Company of Canada, (formerly AIG Commercial Insurance Company of Canada), under which the existing and inforce policies of insurance issued by the Branch were novated to Chartis Insurance Company of Canada. Subsequent to the transfer, the Branch ceased operations and is in the process of being dissolved. The transaction has been accounted for at fair value in accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties (SSAP 25) as it qualifies as an "economic transaction". The fair value of the liabilities assumed by Chartis Insurance Company of Canada are approximately $2,146,053. In connection with Chartis Insurance Company of Canada's assumption of such liabilities, the Branch transferred assets at fair value that, in total, equal the obligations assumed by Chartis Insurance Company of Canada less a balance representing intangible assets of approximately $75,693 which are being deferred and will be amortized over a 10 year period and netted within the Company's other assets. The release of the liabilities and the transfer of the investments to Chartis Insurance Company of Canada by the Branch have been accounted for in the Company's Statement of Cash Flows as benefit and loss related payments of $331,200 and proceeds from investments sold, matured or repaid, respectively, resulting in these cash flow line items increasing by $1,225,013. The following table summarizes the pre-tax gain recognized by the Company as a

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     result of this transaction:

Description                                                         Amount
-----------                                                       ---------
Loss from investments included in realized capital gains/losses   $(210,868)
Underwriting gain                                                    13,762
Other income (ceding commission)                                     14,276
Gain relating to foreign exchange included in other income          371,741
                                                                  ---------
Net pre-tax gain                                                  $ 188,911
                                                                  =========

     In relation to and prior to this transaction, Chartis U.S. Inc. contributed capital to Chartis Insurance Company of Canada in the amount of approximately $964,000. Chartis U.S. Inc. obtained such funding via dividends paid by the following entities:

Company                                                    Dividend
-------                                                    --------
National Union Fire Insurance Company of Pittsburgh, Pa.   $299,000
American Home Assurance Company                             170,000
Commerce and Industry Insurance Company                     103,000
Chartis Property Casualty Company                           103,000
The Insurance Company of the State of Pennsylvania          122,000
New Hampshire Insurance Company                             167,000

     During the fourth quarter of 2008 and subsequent to this transaction, the Branch repatriated its remaining net assets of $921,000 to the Company. The Company subsequently utilized $691,000 of this repatriated amount to pay a dividend to Chartis U.S. Inc. of $691,000. Subsequently, Chartis U.S. Inc. contributed such funds to the following entities in consideration for the dividends paid to originally fund the transaction:

                                                              Capital
Company                                                    Contribution
-------                                                    ------------
National Union Fire Insurance Company of Pittsburgh, Pa.     $299,000
Chartis Property Casualty Company                             103,000
The Insurance Company of the State of Pennsylvania            122,000
New Hampshire Insurance Company                               167,000

     FOREIGN OPERATIONS RESTRUCTURING

     UK Restructure & Part VII

     In 2007 the foreign property and casualty division of AIG announced the restructuring of its United Kingdom (UK) general insurance operations designed to simplify the organization, provide an enhanced regulatory and legal platform and improve transparency and efficiency. In December 2007, New Hampshire Insurance Company transferred substantially all of the business written by its United Kingdom branch (the UK Branch) to AIG UK Ltd., a UK affiliate formerly known as Landmark Insurance Company Limited. This transfer was accomplished pursuant to an application made to the High Court of Justice in England and Wales for an order under Part VII of the Financial Services and Markets Act 2000 of the UK. The results of the UK branch had been previously

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     reported through the Company's participation in the Association. The Association reports on a fiscal year ending on November 30th. Although the Company's fiscal year ends on December 31st, the Company's annual financial statements have historically and consistently reported the results of its participation in the Association based on the Association's fiscal year close of November 30th. In order to achieve consistency in its financial reporting, the Company, with the permission of the New York and Pennsylvania Insurance Departments, recorded the effects of this transaction in its 2008 statutory financial statements.

     Amended Corporate Structure

     In 2007, to support the legal realignment of its UK operations, AIUO Ltd incorporated the intermediate holding companies AIG UK Holding Limited, AIG UK Financing Company Limited, and AIG UK Sub Holdings Limited. On November 26, 2007, AIUO Ltd transferred the shares of its wholly owned subsidiary, Landmark Insurance Company Ltd (Landmark) to AIU UK Holdings (UK Holdings) in return for share capital of UK Holdings. Landmark was then renamed AIG UK Ltd and its holding was cascaded down to AIG UK Financing Company Limited and on to AIG UK Sub Holding Company Limited in share for share exchanges on November 27 and 28, respectively. AIUO Ltd also transferred the shares in its wholly owned subsidiary, AIG Europe UK Limited to UK Holdings in exchange for the issuance of additional shares in UK Holdings. AIG Europe UK Limited was then renamed AIG UK Services Limited and its share holding was cascaded down through AIG UK Financing Company Limited, AIG UK Sub Holding company Limited and on to AIG UK Limited. Two other affiliates of the Company, AIG Europe Ireland and American International Company Ltd made cash contributions to UK Holding in exchange for share capital of UK Holdings.

     Business Transfer

     On December 1, 2007, AIG transferred all of the business written by New Hampshire Insurance Company's UK Branch to AIG UK Ltd. This transaction was accomplished pursuant to an application made to the High Court of Justice in England and Wales for an order under Part VII of the Financial Services and Markets Act 2000 of the UK to transfer the aforementioned business (Part VII Transaction). Prior to the transfer, the business of the UK Branch was recorded by the Company through its participation in the Association. By transferring the existing rights and future rights of the UK business, the Association members transferred the value of the business, and unrealized translation balances, to AIG UK Ltd and shares of AIG UK Ltd stock were issued to the members of the Association for fair value of the business transferred. These shares were then transferred to UK Holdings in exchange for shares in UK Holdings. New Hampshire UK Aviation business was transferred by New Hampshire directly, for shares of AIG UK Ltd stock equal to the fair value of the Aviation business transferred. Additionally, as part of the transaction several intercompany reinsurance agreements (both commutations and new contracts) were executed involving other subsidiaries of AIG. The results of the New Hampshire UK Aviation business had been previously reported through the Company's participation in the Commercial Pool.

     For US income tax purposes, the restructuring of the UK Branch qualified as a tax free reorganization. While generally tax free, certain intangible assets were recognized as taxable income upon transfer to AIG UK Ltd. pursuant to Internal Revenue Code section 367. Additionally, unrealized foreign currency gains and losses were realized upon the termination of the UK Branch. It is expected that foreign currency gains and losses offset each other for tax purposes resulting in an immaterial net number. The tax effects of the transaction reported in the Company's financial statements are disclosed below.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     During the 2008 year there were additional contributions to UK Holdings by the Association and AIUO Ltd. In aggregate, UK Holdings issued 21,448 common equity shares in exchange for all assets contributed, which included cash, intangibles and the value of the contributed entities and rights of the UK business.

     Completion of the aforementioned business transfer, including the related reinsurance transactions, resulted in the following changes to the 2008 Company's financial statements:

                                                    Investment in
                                   P VII Transfer    UK Holdings      Total
                                   --------------   -------------   ---------
Participation in the Association     $(383,080)       $(14,651)     $(397,731)
Liabilities                            446,151              --        446,151
Underwriting income                     57,634              --         57,634
Other income                             3,783              --          3,783
Net income (pre-tax)                    87,664              --         87,664
Surplus (pre-tax)                       63,071         (14,651)        48,420

F.   OTHER RELATED PARTY TRANSACTIONS

     The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2009 and 2008 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2009 and 2008 and all capital contributions and dividends.

                                                                     ASSETS RECEIVED BY      ASSETS TRANSFERRED BY
                                                                        THE COMPANY               THE COMPANY
                                                                  -----------------------   -----------------------
  DATE OF                                                         STATEMENT                 STATEMENT
TRANSACTION    EXPLANATION OF TRANSACTION     NAME OF AFFILIATE     VALUE     DESCRIPTION     VALUE     DESCRIPTION
-----------   ----------------------------   ------------------   ---------   -----------   ---------   -----------
06/30/09        Capital contribution (c)     Chartis U.S., Inc.    $    948     In kind      $     --        --
06/30/09        Capital contribution (a)     Chartis U.S., Inc.      75,923       Cash             --        --
06/30/09      Capital contribution (a) (c)   Chartis U.S., Inc.     157,679     In kind            --        --
12/31/09        Capital contribution (c)     Chartis U.S., Inc.      58,930     In kind            --        --
06/30/09          Capital contribution       Chartis U.S., Inc.      15,495       Cash             --        --
07/01/09        Capital contribution (b)     Chartis U.S., Inc.      27,886     In kind            --        --
12/31/09          Capital contribution       Chartis U.S., Inc.       6,425     In kind            --        --
06/22/09          Purchases of security        National Union       573,629      Bonds        573,629       Cash
10/30/09          Purchases of security             AIGSL           133,979      Bonds        133,979       Cash
07/01/09              Sale of bonds                 AIIC            219,257       Cash        219,257      Bonds

(a) Sale of Transatlantic Holdings, Inc. (TRH) - make whole agreement and tax sharing agreement

(b)  Sale of Personal Auto Group

(c)  Capital contributions in lieu of Tax Sharing Agreement

AIGSL: AIG Security Lending

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000's OMITTED)

                                                              ASSETS RECEIVED BY         ASSETS TRANSFERRED BY
                                                                  THE COMPANY                 THE COMPANY
                                                              ------------------        -----------------------
   DATE OF           EXPLANATION                              STATEMENT                 STATEMENT
TRANSACTION        OF TRANSACTION         NAME OF AFFILIATE     VALUE     DESCRIPTION     VALUE     DESCRIPTION
-----------   ------------------------   ------------------   ---------   -----------   ---------   -----------
  02/25/08            Dividend           Chartis U.S., Inc.    $     --        --       $ 90,000        Cash
  03/31/08            Dividend           Chartis U.S., Inc.          --        --        200,000        Cash
  06/30/08          Dividend (c)         Chartis U.S., Inc.          --        --         90,813(b)   In kind
  06/30/08            Dividend           Chartis U.S., Inc.          --        --        177,425        Cash
  09/30/08          Dividend (c)         Chartis U.S., Inc.          --        --        163,395        Cash
  11/30/08          Dividend (c)         Chartis U.S., Inc.          --        --        170,000(a)     Cash
  12/29/08          Dividend (c)         Chartis U.S., Inc.          --        --        683,000(a)     Cash
  12/31/08          Dividend (c)         Chartis U.S., Inc.          --        --          8,000(a)  Securities
  08/14/08      Purchases of security          AIGSL            177,605       Cash       177,605       Bonds
  08/15/08      Purchases of security          AIGSL            144,305       Cash       144,305       Bonds
  09/30/08      Capital contribution           AIGSL                898       Cash            --         --
   Various    Capital contribution (d)   Chartis U.S., Inc.     164,719     In kind           --         --
     (1)        Capital contribution     Chartis U.S., Inc.     691,000       Cash            --         --

(1) Reported as Type 1 subsequent event at December 31, 2008. The funds were received on March 30, 2009

(a) The transfer of Company's Canadian branch to Chartis Insurance Company of Canada - Refer to Note 5E

(b)  Transfer and reorganization of AIIC - Refer to Note 5E

(c)  Extraordinary dividend - Refer to Note 11

(d)  Capital contributions in lieu of Tax Sharing Agreement

The Company did not change its methods of establishing terms regarding any affiliate transactions during the years ended December 31, 2009, 2008 and 2007.

In the ordinary course of business, the Company utilizes Chartis Claims, Inc., AIG Technology, Inc., and PineBridge Investment LLC (PineBridge) for data center systems, investment services, salvage and subrogation, and claims management, respectively. As of March 2010, PineBridge was sold to a third party. It will continue to manage a portion of the Company's investments. In connection with these services, the fees incurred by the Company to these affiliates during 2009, 2008 and 2007 are outlined in the table below:

FOR THE YEARS ENDED DECEMBER 31,                                     2009       2008       2007
--------------------------------                                   --------   --------   --------
Chartis Claims, Inc. (formerly AIG Domestic Claims, Inc.)          $255,941   $254,033   $243,985
AIG Technology, Inc.                                                 28,727     31,036     28,562
PineBridge Investment LLC (formerly AIG Global Investment Corp.)      6,960      6,895      7,273
                                                                   --------   --------   --------
   TOTAL                                                           $291,628   $291,964   $279,820
                                                                   ========   ========   ========

As of December 31, 2009 and 2008, short-term investments included amounts invested in the AIG Managed Money Market Fund of $1,291,310 and $228,165, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000's OMITTED)

Federal and foreign income taxes recoverable from affiliates as of December 31, 2009 and 2008 amounted to $383,766 and $406,899, respectively.

At December 31, 2009, the amount due from National Union as the lead company of the intercompany pool is $90,429.

During 2009, 2008 and 2007 the Company sold premium receivables without recourse to AI Credit Corporation (AICC) (a formerly wholly owned AIG subsidiary) and recorded losses on these transactions as follows. AICC was purchased by an unaffiliated third party during 2009 and the outstanding receivables were sold by AICC to Risk Specialists Companies Insurance Agency, Inc. The Company did not sell any additional premiums receivable balances after the sale of AICC.

AS OF DECEMBER 31,           2009      2008      2007
------------------         -------   -------   -------
Accounts receivable sold   $27,148   $71,679   $53,865
Losses recorded                639     1,842     1,605

As of December 31, 2009 and 2008, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions):

AS OF DECEMBER 31,                                      2009      2008
------------------                                    -------   --------
Balances with pool member companies                   $90,429   $827,061
Balances less than 0.5% of admitted assets                406      3,656
                                                      -------   --------
RECEIVABLE FROM PARENT, SUBSIDIARIES AND AFFILIATES   $90,835   $830,717
                                                      =======   ========
Balances with pool member companies                   $21,373   $     --
Balances less than 0.5% of admitted assets             49,295     38,999
                                                      -------   --------
PAYABLE TO PARENT, SUBSIDIARIES AND AFFILIATES        $70,668   $ 38,999
                                                      =======   ========

On March 31, 2005 the Company and certain of its affiliates entered into a settlement agreement with an insured to release all the asbestos claims and other products coverage potentially available under the applicable insurance policies by making specified payments to the insured on a quarterly basis from March 2005 to December 2016. Between March 31, 2006 and March 25, 2008 the insured entered into a series of receivable sale agreements with AICC whereby AICC purchased the insured's March 2006 to December 2016 receivables of $365,000 for $278,930. The Company did not reduce its loss reserves for the agreements between the insured and AICC.

On October 27, 2009 AIG Funding, Inc. (AIGF) entered into an assignment and assumption agreement with AICC whereby AIGF assumed the remaining outstanding receivables from AICC, at net book value, as a partial

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000's OMITTED)

payment against outstanding intercompany loan principal balances owed to AIGF by AICC. The amount, at net book value, was $225,962.

NOTE 6 - REINSURANCE

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes and large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

During 2009, 2008 and 2007, the Company's net premiums written and net premiums earned were comprised of the following:

FOR THE YEARS ENDED DECEMBER 31,             2009                        2008                        2007
--------------------------------   ------------------------   -------------------------   -------------------------
                                     WRITTEN       EARNED       WRITTEN        EARNED       WRITTEN        EARNED
                                   ----------   -----------   -----------   -----------   -----------   -----------
Direct premiums                    $2,181,231   $ 2,429,839   $ 3,003,169   $ 4,553,852   $ 6,744,997   $ 7,388,935
Reinsurance premiums assumed:
   Affiliates                       7,553,633     8,250,685     9,358,318    10,173,382    11,006,993    11,024,337
   Non-affiliates                      51,887        46,888       166,239       238,591       173,756       107,304
                                   ----------   -----------   -----------   -----------   -----------   -----------
      GROSS PREMIUMS                9,786,751    10,727,412    12,527,726    14,965,825    17,925,746    18,520,576
                                   ----------   -----------   -----------   -----------   -----------   -----------
Reinsurance premiums ceded:
   Affiliates                       2,624,677     3,172,378     4,663,334     6,541,514     9,049,872     9,598,801
   Non-affiliates                   1,099,681     1,200,489     1,018,383     1,031,090     1,215,889     1,218,759
                                   ----------   -----------   -----------   -----------   -----------   -----------
      NET PREMIUMS                 $6,062,393   $ 6,354,545   $ 6,846,009   $ 7,393,221   $ 7,659,985   $ 7,703,016
                                   ==========   ===========   ===========   ===========   ===========   ===========

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2009 and 2008 with the return of the unearned premium reserve is as follows:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000's OMITTED)

                      ASSUMED REINSURANCE        CEDED REINSURANCE                NET
                    -----------------------   -----------------------   -----------------------
                     UNEARNED                  UNEARNED                  UNEARNED
                      PREMIUM    COMMISSION     PREMIUM    COMMISSION     PREMIUM    COMMISSION
                     RESERVES      EQUITY      RESERVES      EQUITY      RESERVES      EQUITY
                    ----------   ----------   ----------   ----------   ----------   ----------
DECEMBER 31, 2009
   Affiliates       $4,097,191    $529,996    $  887,195    $136,990    $3,209,996    $393,006
   Non-affiliates       10,657       1,378       380,113      58,692      (369,456)    (57,314)
                    ----------    --------    ----------    --------    ----------    --------
   TOTALS           $4,107,848    $531,374    $1,267,308    $195,682    $2,840,540    $335,692
                    ==========    ========    ==========    ========    ==========    ========
DECEMBER 31, 2008
   Affiliates       $4,747,277    $634,349    $1,416,996    $195,996    $3,330,281    $438,353
   Non-affiliates        5,651         755       480,922      66,520      (475,271)    (65,765)
                    ----------    --------    ----------    --------    ----------    --------
   TOTALS           $4,752,928    $635,104    $1,897,918    $262,516    $2,855,010    $372,588
                    ==========    ========    ==========    ========    ==========    ========

As of December 31, 2009 and 2008 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                     UNEARNED       PAID      RESERVES FOR
                      PREMIUM    LOSSES AND    LOSSES AND
                     RESERVES        LAE           LAE
                    ----------   ----------   ------------
DECEMBER 31, 2009
   Affiliates       $  887,195    $172,560     $12,759,773
   Non-affiliates      380,113     332,178       2,970,212
                    ----------    --------     -----------
   TOTAL            $1,267,308    $504,738     $15,729,985
                    ==========    ========     ===========
DECEMBER 31, 2008
   Affiliates       $1,416,996    $273,774     $13,650,198
   Non-affiliates      480,922     371,990       2,373,097
                    ----------    --------     -----------
   TOTAL            $1,897,918    $645,764     $16,023,295
                    ==========    ========     ===========

The Company's unsecured reinsurance recoverables as of December 31, 2009 in excess of 3.0% of its capital and surplus is set forth in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000's OMITTED)

                                                                                       NAIC CO.
REINSURER                                                                                CODE        AMOUNT
---------                                                                              --------   -----------
Affiliates:
   National Union Pool                                                                      --    $11,580,956
   AIG Global Trade and Political Risk Insurance Co.                                     10651        239,039
   AIU Insurance Company                                                                 19399        151,044
   American International Life Assurance Co. NY (US)                                     60607          4,862
   American International Reinsurance Co. Ltd                                               --        352,865
   Chartis Specialty Insurance Company (f/k/a American Int'l Specialty Lines Ins Co)     26883          6,988
   Ascot Syndicate Lloyd's 1414                                                             --          2,183
   Audubon Insurance Company                                                             19933          1,120
   Chartis Europe S.A.                                                                      --         15,859
   Chartis Insurance Company Of Canada                                                      --          5,178
   Chartis Insurance Uk Ltd                                                                 --          6,099
   Chartis Overseas Ltd. (f/k/a American International Underwriters Overseas, Ltd.)         --        477,453
   Chartis Select Insurance Company                                                      10932          3,481
   Landmark Insurance Company                                                            35637          1,072
   Lexington Insurance Company                                                           19437         18,011
   United Guaranty Insurance Company                                                     11715         37,293
   Other affiliates below $1.0 million                                                      --          3,894
                                                                                                  -----------
      TOTAL AFFILIATES                                                                            $12,907,397
                                                                                                  -----------
   Transatlantic Reinsurance Company                                                     19453        217,709
   Transatlantic Reinsurance Company                                                        --          2,554
   Putnam Reinsurance Co.                                                                35157            253
                                                                                                  -----------
         TOTAL TRANSATLANTIC GROUP                                                                $   220,516
                                                                                                  -----------
   Lloyd's                                                                                  --        203,106
   Swiss Re Group                                                                           --        248,620
                                                                                                  -----------
      TOTAL NON-AFFILIATES                                                                            672,242
                                                                                                  -----------
   TOTAL AFFILIATES AND NON-AFFILIATES                                                            $13,579,639
                                                                                                  ===========

During 2009, 2008 and 2007, the Company reported in its Statements of Income statutory losses of $10,863, $165 and $144, respectively, as a result of losses incurred from commutations with the following reinsurers:

COMPANY                                    2009    2008   2007
-------                                  -------   ----   ----
American International Reinsurance Co.   $10,284   $ --   $ --
Other reinsurers below $1 million            579    165    144
                                         -------   ----   ----
TOTAL                                    $10,863   $165   $144
                                         =======   ====   ====

As of December 31, 2009 and 2008, the Company had reinsurance recoverables on paid losses in dispute of $128,137

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000's OMITTED)

and $112,640, respectively.

During 2009, 2008 and 2007, the Company wrote off related reinsurance recoverable balances of $8,952, $(4,906) and $13,734, respectively.

As described in Note 5, the Company is party to an inter-company pooling agreement. In the ordinary course of business, the Company also assumes business, primarily from affiliated entities. As of December 31, 2009 and 2008, the Company's premium receivable and losses payable on assumed business are as follows:

                             2009                               AFFILIATE   NON-AFFILIATE     TOTAL
                             ----                               ---------   -------------   --------
Premiums in course of collection                                 $174,732      $25,010      $199,742
Reinsurance payable on paid loss and loss adjustment expenses     198,362       11,835       210,197

                             2008                               AFFILIATE   NON-AFFILIATE     TOTAL
                             ----                               ---------   -------------   --------
Premiums in course of collection                                 $405,981      $ 6,474      $412,455
Reinsurance payable on paid loss and loss adjustment expenses     475,797       31,590       507,387

In 2009, the primary component of the affiliated assumed reinsurance balances summarized above were due from and to Chartis Specialty Insurance Company (formerly known as American International Specialty Lines Insurance Company) and Lexington Insurance Company (LEX). In 2009, AIIC was no longer an affiliate.

In 2008, the primary components of the affiliated assumed reinsurance balances summarized above relate to reinsurance agreements with member companies of the Personal Lines Pool (AIIC) and Chartis Specialty Insurance Company (CSIC). By virtue of participation in the inter-company pooling agreement, the Company's premium receivable and losses payable on assumed reinsurance attributable to parties excluded from the Commercial Pool as of December 31, 2009 and 2008 are as follows:

                                                                       2009                 2008
                                                                -----------------   -------------------
Caption                                                           CSIC      LEX       AIIC       CSIC
-------                                                         -------   -------   --------   --------
Premiums in course of collection                                $42,721   $20,696   $108,866   $161,177
Reinsurance payable on paid loss and loss adjustment expenses    75,872    18,815    150,587    199,331

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000's OMITTED)

NOTE 7 - RETROACTIVE REINSURANCE

In 2008, the Company commuted a reinsurance treaty ceded to affiliated company American International Reinsurance Co. (AIRCO). The treaty that incepted in 1998 was accounted for as retroactive reinsurance. During 2008, the Company recorded the following changes to Reserves Transferred, Paid Losses Reimbursed or Recovered, and Special Surplus from Retroactive Reinsurance attributable to this commutation:

                                                 2008
                                               --------
Reserves transferred                           $380,610
Paid losses recovered                           336,470
Consideration received                          201,005
Special surplus from retroactive reinsurance     44,140

The Company's retroactive reinsurance reserve balances (as reinsured or as reinsurer) as of December 31, 2009 and 2008, are set forth in the table below:

                                                          2009               2008
                                                    ----------------   ----------------
REINSURER                                           ASSUMED    CEDED   ASSUMED    CEDED
---------                                           -------   ------   -------   ------
Chartis Specialty Insurance Company                  $2,796   $   --    $2,810   $   --
Commerce and Industry Insurance Company of Canada     4,174       --     4,174       --
Lyndon Property Insurance Company                        --    1,388        --    1,691
Transatlantic Reinsurance Company                        --       --        --    1,308
All other reinsurers less than $1.0 million              --      640        --    1,908
                                                     ------   ------    ------   ------
   TOTAL                                             $6,970   $2,028    $6,984   $4,907
                                                     ======   ======    ======   ======

NOTE 8 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several ceded reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

As of December 31, 2009 and 2008, the Company's deposit assets and liabilities were comprised of the following:

                     DEPOSIT     DEPOSIT     FUNDS HELD    FUNDS HELD
                      ASSETS   LIABILITIES     ASSETS     LIABILITIES
                     -------   -----------   ----------   -----------
DECEMBER 31, 2009:
   Direct            $   --      $ 88,466      $    --        $--
   Assumed               --        90,013       88,515         --
   Ceded              1,595            --           --         --
                     ------      --------      -------        ---
   TOTAL             $1,595      $178,479      $88,515        $--
                     ======      ========      =======        ===

                     DEPOSIT      DEPOSIT     FUNDS HELD    FUNDS HELD
                      ASSETS    LIABILITIES     ASSETS     LIABILITIES
                     -------    -----------   ----------   -----------
DECEMBER 31, 2008:
   Direct            $     --     $ 95,776      $    --      $     --
   Assumed                 --       92,527       88,515            --
   Ceded              530,085           --           --       484,067
                     --------     --------      -------      --------
   TOTAL             $530,085     $188,303      $88,515      $484,067
                     ========     ========      =======      ========

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2009 and 2008 is set forth in the table below:

                                                                         2009                      2008
                                                               -----------------------   -----------------------
                                                                DEPOSIT      DEPOSIT      DEPOSIT      DEPOSIT
                                                                 ASSETS    LIABILITIES     ASSETS    LIABILITIES
                                                               ---------   -----------   ---------   -----------
BALANCE AT JANUARY 1                                           $ 530,085    $188,303     $ 751,468    $189,511
   Deposit activity, including loss recoveries                  (592,772)     (7,962)     (250,415)         78
   Interest income or expense, net of amortization of margin      24,465      (1,862)       12,068      (1,286)
   Non-admitted asset portion                                     39,817          --        16,964          --
                                                               ---------    --------     ---------    --------
BALANCE AS OF DECEMBER 31                                      $   1,595    $178,479     $ 530,085    $188,303
                                                               =========    ========     =========    ========

                                      2009                       2008
                            ------------------------   ------------------------
                            FUNDS HELD    FUNDS HELD   FUNDS HELD    FUNDS HELD
                              ASSETS     LIABILITIES     ASSETS     LIABILITIES
                            ----------   -----------   ----------   -----------
BALANCE AT JANUARY 1          $88,515     $ 484,067     $ 98,917     $ 695,928
   Contributions                   --           357           --           144
   Withdrawals                     --      (505,878)     (10,402)     (238,108)
   Interest                        --        21,454           --        26,103
                              -------     ---------     --------     ---------
BALANCE AS OF DECEMBER 31     $88,515     $      --     $ 88,515     $ 484,067
                              =======     =========     ========     =========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with NY SAP, transactions with Union Excess Reinsurance Company Ltd. (Union Excess) are treated as affiliated.

On December 16, 2009, all contracts ceded by the Company directly or indirectly to Union Excess were commuted and the net balances among all the parties have been settled. As a result of such settlement of balances, the Company received net cash of $43,838, securities of $2,289, and the release of $287,133 of funds held liabilities for the settlement of deposit assets of $385,967 with a non-admitted portion of $39,817. Also, during 2009, loss recoveries from Union Excess resulted in decreases in deposit assets and funds held liabilities of $218,745. The net effect of these transactions was to reduce surplus to policyholders by $(12,890).

The Company also holds a note from Union Excess in the amount of $37,009. The note is secured by the proceeds of a certain swap transaction between Union Excess and Starr International Company, Inc. (SICO). SICO is contesting liability under the swap; as such, the Company has provided a 100% valuation allowance.

During 2008, the Company commuted deposit balances of $47,290 with a participant in the Union Excess reinsurance programs, resulting in no gain or loss to the Company, and balances of $141,711 with European Reinsurance Company Ltd., resulting in a loss of $2,323.

NOTE 9 - FEDERAL INCOME TAXES

The Company files a consolidated U.S. federal income tax return with the Ultimate Parent and its domestic subsidiaries.

Beginning in January 1, 2008, a tax Sub Group was formed among twenty seven Chartis U.S. Inc. (formerly known as AIG Commercial Insurance Group, Inc.) and United Guaranty Companies under Chartis, Inc. The tax Sub Group will be allocated tax and will pay or receive its portion of the consolidated tax benefit or liability as if the Sub Group were filing its own consolidated income tax return except that AIG, Inc. will also reimburse the Sub Group Parent currently for any subgroup tax attributes utilized in the AIG, Inc. consolidated income tax return to the extent they were not otherwise utilized on a separate company basis.

Once the tax is allocated to the Sub Group, the Sub Group then allocates taxes to member companies as if the member companies were on a separate return basis except that current benefit for losses is given if losses or tax attributes are utilized by the Sub Group.

In addition, to the provisions outlined above, the agreement further provides that:

- Any tax realized by the Company from triggering the deferred inter-company gain (as determined under Treasury Regulation Section 1.1502-13) of a "Qualifying Transaction" will be paid by AIG, Inc. A Qualifying Transaction is the transfer or sale of the stock or substantially all of the assets of an operating subsidiary which results in a deferred inter-company gain, including the pre-existing deferred inter-company gain from a prior sale or transfer.

- As of the effective date of the agreement and for future periods, Chartis, Inc. assumed or will assume each Sub Group members' Tax Reserve in a deemed capital transaction. Tax Reserves mean any unrecognized tax benefit

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     recorded in accordance with ASC 740 and any tax liability recorded as the result of an agreed upon adjustment with the tax authorities.

- The tax sharing agreement was modified to be consistent with the AIG, Inc. and Federal Reserve Bank of New York Credit Agreement ("Credit Agreement"). Generally, the amended agreement provides that in an Asset Sale the Company will remit to AIG, Inc. no more than it otherwise would have absent the Credit Agreement.

- In the event the Company is deconsolidated from the AIG consolidated federal income tax return, AIG Parent, Sub Group Parent, and the Company will determine under a separate agreement the final allocation of tax attributes and the final settlement of inter-company tax balances.

Pursuant to the current tax sharing agreement, Chartis, Inc. assumed tax liabilities related to uncertain tax positions and tax liability recorded as the result of an agreed upon adjustment with the tax authorities of $64,922 and $164,719 for 2009 and 2008, respectively. In addition, AIG assumed tax of $157,679 and $0 relating to qualifying transactions during 2009 and 2008, respectively, relating to an asset sale in accordance with the Credit Agreement.

For 2007, the Company filed a consolidated U.S. federal income tax return with the Ultimate Parent and its domestic subsidiaries pursuant to a tax sharing agreement. The agreement provides that the Ultimate Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Ultimate Parent for tax benefits relating to any net losses or any tax credit of the Company utilized in filing the consolidated return.

The federal income tax recoverable/payable in the accompanying statement of admitted assets, liabilities, and capital and surplus are due to/from the Parent. The statutory U.S. federal income tax rate is 35% at December 31, 2009.

The Paragraph references in the tables below refer to corresponding paragraphs in SSAP 10R.

The components of the Company's net deferred tax assets/liabilities as of December 31, 2009 and 2008 are as follows:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

As of December 31,

                                                                            2009                               2008
                                                             ---------------------------------  ---------------------------------
                                                              ORDINARY    CAPITAL      TOTAL     ORDINARY    CAPITAL      TOTAL
                                                             ----------  ---------  ----------  ----------  ---------  ----------
Gross deferred tax assets                                    $1,258,259  $ 167,785  $1,426,044  $1,013,673  $ 191,058  $1,204,731
   Less: valuation allowance                                         --         --          --          --         --          --
                                                             ----------  ---------  ----------  ----------  ---------  ----------
Adjusted gross DTAs after valuation allowance                 1,258,259    167,785   1,426,044   1,013,673    191,058   1,204,731
Gross deferred tax liabilities                                  (42,638)  (194,631)   (237,269)    (37,046)  (318,829)   (355,875)
                                                             ----------  ---------  ----------  ----------  ---------  ----------
Net deferred tax assets/(liabilities) before admissibility
   test                                                       1,215,622    (26,846)  1,188,775     976,627   (127,772)    848,856
                                                             ==========  =========  ==========  ==========  =========  ==========
Admitted pursuant to:
Carried back losses that reverse in subsequent calendar
   year                                                          73,903     53,031     126,934     330,907         --     330,907
The lesser of adjusted gross DTAs realizable within
   12 months or 10% statutory surplus                           309,996         --     309,996     115,706         --     115,706
Adjusted gross DTAs that can be offset against DTLs             122,514    114,754     237,268      37,046    318,829     355,875
Additional admitted DTAs
Carried back losses that reverse in subsequent three
   calendar year                                                     --         --          --          --         --          --
The lesser of adjusted gross DTAs realizable within
   36 months or 15% statutory surplus                           272,916         --     272,916          --         --          --
Adjusted gross DTAs that can be offset against DTLs                  --         --          --          --         --          --
                                                             ----------  ---------  ----------  ----------  ---------  ----------
Total admitted deferred tax asset                               779,329    167,785     947,114     483,659    318,829     802,489
Deferred DTLs                                                   (42,638)  (194,631)   (237,269)    (37,046)  (318,829)   (355,875)
                                                             ----------  ---------  ----------  ----------  ---------  ----------
Net admitted DTAs                                               736,691    (26,846)    709,846     446,613         --     446,613
Non admitted DTAs                                               478,930         (0)    478,930     530,014   (127,772)    402,243
                                                             ----------  ---------  ----------  ----------  ---------  ----------
Total net DTAs                                                1,215,622    (26,846)  1,188,776     976,627   (127,772)    848,856
                                                             ==========  =========  ==========  ==========  =========  ==========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

The Company has elected to admit DTAs pursuant to Paragraph 10.e.. It recorded an increase in admitted DTAs as the result of its election to employ the provisions of Paragraph 10.e. as follows:

                                                                           CHANGE DURING 2009
                                                                     ------------------------------
DESCRIPTION                                                          ORDINARY    CAPITAL    TOTAL
-----------                                                          -------    --------   --------
Gross deferred tax assets                                             244,586    (23,273)   221,313
   Less: valuation allowance                                               --         --         --
                                                                     --------   --------   --------
Adjusted gross DTAs after valuation allowance                         244,586    (23,273)   221,313
Gross deferred tax liabilities                                         (5,592)   124,199    118,607
                                                                     --------   --------   --------
Net deferred tax assets/(liabilities) before admissibility test       238,994    100,926    339,920
                                                                     ========   ========   ========
Admitted pursuant to:
Carried back losses that reverse in subsequent calendar year         (257,004)    53,031   (203,974)
The lesser of adjusted gross DTAs realizable within 12 months or
   10% statutory surplus                                              194,290         --    194,290
Adjusted gross DTAs that can be offset against DTLs                    85,468   (204,076)  (118,608)
Additional admitted DTAs
Carried back losses that reverse in subsequent three calendar year         --         --         --
The lesser of adjusted gross DTAs realizable within 36 months or
   15% statutory surplus                                              272,916         --    272,916
Adjusted gross DTAs that can be offset against DTLs                        --         --         --
                                                                     --------   --------   --------
Total admitted deferred tax asset                                     295,670   (151,045)   144,625
Deferred DTLs                                                          (5,592)   124,199    118,607
                                                                     --------   --------   --------
Net admitted DTAs                                                     290,078    (26,846)   263,232
Non-admitted DTAs                                                     (51,084)   127,772     76,688
                                                                     --------   --------   --------
Total net DTAs                                                        238,994    100,926    339,920

The amount of admitted deferred tax assets, admitted assets, statutory surplus and total adjusted capital in the risk-based capital calculation resulting from the use of paragraph 10.a., 10.b., 10.c., and 10.e. are as follows:

DESCRIPTION                              WITH P.S 10.A.-C   WITH P.S 10.E.   DIFFERENCE
-----------                              ----------------   --------------   ----------
Admitted DTAs                                 436,930            709,846        272,916
Admitted assets                               674,198            947,114        272,916
Statutory surplus                             502,718            754,077        251,359
Total adjusted capital                             --          5,085,399      5,085,399
Authorized control level used in 10.d.             --                 --             --

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

During 2009, 2008 and 2007, the Company's current income tax expense/ (benefit) was comprised of the following:

For the years ended December 31,                                            2009        2008       2007
--------------------------------                                         ---------   ---------   --------
Income tax expense/(benefit) on net underwriting and investment income   ($215,953)  $ 135,559   $309,946
Tax on capital gains/(losses)                                               57,389    (270,995)    29,141
Foreign income tax expense/(benefit)                                        37,836          --         --
Federal income tax adjustment - prior years                                 55,810      99,679     38,413
                                                                         ---------   ---------   --------
CURRENT INCOME TAX EXPENSE/(BENEFIT) INCURRED                            ($ 64,918)  ($ 35,757)  $377,500
                                                                         =========   =========   ========

The composition of the Company's net deferred tax assets as of December 31, 2009 and 2008, along with the changes in deferred income taxes for 2009, is set forth in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

AS OF DECEMBER 31,                                     2009         2008       CHANGE    CHARACTER
------------------                                  ----------   ----------   --------
Deferred tax assets:
   Loss reserve discount                            $  452,188   $  377,943   $ 74,245      Ord
   Non-admitted assets                                 177,668      169,600      8,068      Ord
   Unearned premium reserve                            256,677      276,479    (19,802)     Ord
   Unrealized capital loss                             104,640       30,153     74,487      Cap
   Partnerships                                         98,805       56,739     42,066      Ord
   Bad debt                                            104,852      127,614    (22,762)     Ord
   Investment write downs                               77,069      102,927    (25,858)     Cap
   Goodwill & deferred revenue                          56,656       29,949     26,707      Ord
   Deferred intercompany gain/loss                      29,642           --     29,642      Cap
   Foreign tax credits                                  37,573       25,959     11,614      Ord
   Deferred tax on CFC outside basis difference         20,505           --     20,505      Ord
   Other temporary differences                           9,769        7,368      2,401      Ord
                                                    ----------   ----------   --------
      GROSS DEFERRED TAX ASSETS                      1,426,044    1,204,731    221,313
   Non-admitted deferred tax assets                   (478,930)    (402,242)   (76,688)
                                                    ----------   ----------   --------
   ADMITTED DEFERRED TAX ASSETS                        947,114      802,489    144,625
                                                    ==========   ==========   ========
Deferred tax liabilities:
   Unrealized capital gains                           (193,701)    (318,829)   125,128      Cap
   Investments                                         (10,014)      (5,121)    (4,893)     Ord
   Depreciation                                        (15,120)     (19,370)     4,250      Ord
   AIUOA Captial gains                                  (2,382)      (2,382)        --      Cap
   Other temporary differences                         (16,051)     (10,173)    (5,878)     Ord
                                                    ----------   ----------   --------
      GROSS DEFERRED TAX LIABILITIES                  (237,268)    (355,875)   118,607
                                                    ----------   ----------   --------
   NET ADMITTED DEFERRED TAX ASSETS                    709,846      446,614    263,232
                                                    ==========   ==========   ========
Gross deferred tax assets                            1,426,044    1,204,731    221,313
Gross deferred tax liabilities                        (237,268)    (355,875)   118,607
                                                    ----------   ----------   --------
NET DEFERRED TAX ASSETS                              1,188,776      848,856    339,920
Income tax effect of unrealized capital gains                                  199,615
                                                                              --------
Total change in deferred tax                                                   140,305
                                                                              ========
Change in deferred tax - current year                                           59,354
Change in deferred tax - prior period correction                                80,951

The application of SSAP 10R requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized (a likelihood of more than 50 percent). Significant judgment is required to determine whether a valuation allowance is necessary and the amount of such valuation allowance, if appropriate.

When making its assessment about the realization of its deferred tax assets at December 31, 2009, the Company considered all available evidence, as required by income tax accounting guidance, including:

- the nature, frequency, and severity of current and cumulative financial reporting losses;

- transactions completed, including the sale of TRH, and transactions expected to be completed in the near future;

- the carryforward periods for the net operating and capital loss and foreign tax credit carryforward;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

- the application of the amended tax sharing agreement between the Tax Sub Group and the Ultimate Parent; and

- tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax assets.

Estimates of future taxable income generated from specific transactions and tax planning strategies discussed above could change in the near term, perhaps materially, which may require the Company to adjust its valuation allowance. Such adjustments, either positive or negative, could be material to the Company's financial condition or its results of operations for an individual reporting period.

At December 31, 2009, the Company recorded gross deferred tax assets before valuation allowance of $1,426,044. The full amounts are more likely than not to be realized. Therefore, the Company reflected zero valuation allowance against its deferred tax assets.

The actual tax expense on income from operations differs from the tax expense calculated at the statutory tax rate. A reconciliation of the Company's income tax expense and the significant items causing this difference for the years ended December 31, 2009, 2008 and 2007 are as follows:

                                                           2009                     2008                      2007
                                                  ----------------------   ----------------------   -----------------------
                                                    AMOUNT    TAX EFFECT     AMOUNT    TAX EFFECT     AMOUNT     TAX EFFECT
                                                  ---------   ----------   ---------   ----------   ----------   ----------
Net income before federal income taxes
   and capital gains taxes                        $ 184,874   $  64,706    $ 325,408   $ 113,893    $1,725,242   $ 603,835
BOOK TO TAX ADJUSTMENTS:
   Tax exempt income                               (456,093)   (159,632)    (481,365)   (168,478)     (543,812)   (190,334)
   Intercompany dividends                           (94,815)    (33,185)        (315)       (110)           --          --
   Dividends received deductions                    (18,128)     (6,345)     (55,610)    (19,464)       (5,993)     (2,098)
   Meals and entertainment                              862         302        1,412         494         1,749         612
   Non-deductible penalties                              --          --          761         266         1,508         528
   Change in non-admitted assets                   (102,726)    (35,954)     120,143      42,050      (138,048)    (48,318)
   Federal income tax adjustments - prior years          --      11,457           --          --            --      55,224
   Branch termination                                    --          --       13,298       4,654            --          --
   Transfer pricing adjustments                          --          --       11,949       4,182            --          --
   Sale of divested entities                        (70,576)    (24,702)          --          --            --          --
   Change in tax positions                               --      59,878           --      32,007            --      31,842
   Other non-taxable income                              --       1,399       (7,179)     (2,513)           --          --
   Other                                             (4,392)     (2,195)          --      (2,321)           --          --
                                                  ---------   ---------    ---------   ---------    ----------   ---------
      TOTAL BOOK TO TAX ADJUSTMENTS                (745,867)   (188,977)    (396,906)   (109,231)     (684,596)   (152,544)
                                                  ---------   ---------    ---------   ---------    ----------   ---------
TOTAL FEDERAL TAXABLE INCOME AND TAX              ($560,993)  ($124,271)   ($ 71,498)  $   4,662    $1,040,646   $ 451,291
                                                  =========   =========    =========   =========    ==========   =========
   Current federal income tax                                  (122,307)                 235,238                   348,359
   Income tax on net realized capital gains                      57,389                 (270,995)                   29,141
   Change in net deferred income taxes                          (59,354)                  40,419                    73,791
                                                              ---------                ---------                 ---------
   TOTAL FEDERAL INCOME TAX                                    (124,271)                   4,662                   451,291
                                                              =========                =========                 =========

The amount of federal income tax incurred and available for recoupment in the event of future net operating losses for tax purposes for 2009 is set forth in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

YEAR   ORDINARY   CAPITAL    TOTAL
----   --------   -------   ------
2008    73,903       None   73,903
2009      None     59,052   59,052

As of December 31, 2009, the Company had $37,573 foreign tax credits carry forwards available to offset against future taxable income. The Company had no unused net operating loss or capital loss carry forwards or tax credits available to offset against future taxable income as of December 31, 2009 and 2008. Federal income taxes paid to (recovered from) the Ultimate Parent amounted to ($309,933) during 2009, $138,061 during 2008, and $231,602 during 2007.

As of December 31, 2009, the Company had no deposits under IRC Section 6603.

As of December 31, 2009 and 2008, the unrecognized tax benefits, excluding interest and penalties, held by Chartis, Inc. relating to the Company is $143,695 and $95,795, respectively.

Under the current tax allocation agreement, interest and penalties related to uncertain tax positions taken by the company are accrued not by the Company but by Chartis, Inc., the Subgroup parent. At December 31, 2009 and 2008, the interest accrued by Chartis Inc. relating to the Company's uncertain tax positions was $17,253 and $8,643.

Listed below are the tax years that remain subject to examination by major tax jurisdictions:

AT DECEMBER 31, 2009

MAJOR TAX JURIDICTIONS   OPEN TAX YEARS
----------------------   --------------
UNITED STATES              2000 - 2008

NOTE 10 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS

A.   PENSION

     Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with ten or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

     Annual funding requirements are determined based on the Projected Unit Credit Cost Method which attributes a pro-rata portion of the total projected benefit payable at normal retirement to each year of credited service.

     The following table sets forth the funded status of the AIG U.S. retirement plan, valued in accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 89, Accounting for Pensions.

AS OF DECEMBER 31,                     2009         2008
------------------                  ----------   ----------
Fair value of plan assets           $3,350,505   $2,723,034
Less projected benefit obligation    3,366,515    3,378,509
                                    ----------   ----------
Funded status                       $  (16,010)  $ (655,475)
                                    ==========   ==========

     The Company's share of net expense for the qualified pension plan was $13,939, $6,772 and $5,001 for the years ended December 31, 2009, 2008 and
     2007, respectively. In March 2009, AIG contributed $420,000 to the AIG U.S. retirement plan. The allocation from the holding company is based on payroll for the Company.

     The Company also operates several defined benefit plans at the Japan branch. These plans are generally based on either the employees' years of credited service and compensation in the years preceding retirement or on points accumulated based on the employee's job grade and other factors during each year of service. As of December 31, 2009 and 2008, the Company recorded, in other liabilities, its pension liabilities of $12,832.

B.   POSTRETIREMENT BENEFIT PLANS

     AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $5,000. The maximum life insurance benefit prior to age 70 is $32 with a maximum $25 thereafter.

     Effective January 1, 1993, both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

     AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with NAIC Statement of Statutory Accounting Principles
     (SSAP) No. 11, Postemployment Benefits and Compensated

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     Absences as of December 31, 2009 and 2008 were $200,768 and $198,015, respectively. These obligations are not funded currently. The Company's share of other postretirement benefit plans was $95, $265 and $310 for the years ended December 31, 2009, 2008 and 2007, respectively.

     AIG is the Plan Sponsor of the pension, postretirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans. The allocation from the holding company is based on payroll for the Company.

     The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2009, 2008 and 2007 are set forth in the table below:

AS OF DECEMBER 31,                               2009                2008                2007
------------------                        -----------------   -----------------   -----------------
Discount rate                                   6.00%               6.50%               6.50%
Rate of compensation increase (average)         4.00%               4.25%               4.25%
Measurement date                          December 31, 2009   December 31, 2008   December 31, 2007
Medical cost trend rate                          N/A                 N/A                 N/A

C.   STOCK OPTION AND DEFERRED COMPENSATION PLANS

     Some of the Company's officers and key employees could receive compensation pursuant to awards under several share-based employee compensation plans; AIG 1999 Stock Option Plan, as amended; AIG 1996 Employee Stock Purchase Plan, as amended; AIG 2002 Stock Incentive Plan, as amended under which AIG has issued time-vested restricted stock units and performance restricted stock units; AIG 2007 Stock Incentive Plan, as amended, and the AIG 2005-2006 Deferred Compensation Profit Participation Plan. AIG currently settles share option exercises and other share awards to participants by issuing shares it previously acquired and holds in its treasury account. During 2009, 2008 and 2007, AIG allocated $12,572, $18,153, and $14,028, respectively, of the cost of these stock options and certain other deferred compensation programs to the Company.

D.   POST-EMPLOYMENT BENEFITS AND COMPENSATED BALANCES

     AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and COBRA medical subsidies. The costs of these plans are borne by AIG.

E.   IMPACT OF MEDICARE MODERNIZATION ACT ON POST RETIREMENT BENEFITS

     On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 were signed into law. The postretirement medical plan benefits provided by the plan are actuarially equivalent to Medicare Part D under the 2003 Medicare Act and eligible for the federal subsidy. Effective January 1, 2007, this subsidy is passed on to the participants through reduced contributions. The expected amount of subsidy that AIG will receive

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     for 2009 is $3,500.

NOTE 11 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

A.   CAPITAL AND SURPLUS

     The portion of unassigned surplus as of December 31, 2009 and 2008 represented by each item below is as follows:

                                2009         2008
                            -----------   ---------
Unrealized gains            $   441,772   $ 739,654
Non-admitted asset values    (1,087,959)   (964,416)
Provision for reinsurance       (88,624)    (95,592)

     In calculating the provision for reinsurance as of December 31, 2009, Management utilized collateral including letters of credit and assets in trust provided by its Ultimate Parent of $268,854 and $425,179, respectively. The use of these assets was approved by the domiciliary regulator.

     The changes in unrealized gains and non-admitted assets reported in the Statements of Income and Changes in Capital and Surplus were derived as follows:

Change in net unrealized gains                                   2009         2008
------------------------------                                ---------   -----------
Unrealized gains, current year                                $ 441,772   $   739,654
Unrealized gains, previous year                                 739,654     2,027,439
                                                              ---------   -----------
Change in unrealized gains                                     (297,882)   (1,287,785)
Change in tax on unrealized gains                               202,913        94,517
Change in accounting principles SSAP 43R                         (6,693)           --
Adjustments to beginning surplus, including $3,395
   of adjustments to the income tax effect of capital gains      (8,900)           --
Amortization of goodwill                                         (2,502)       (1,182)
                                                              ---------   -----------
Change in unrealized, net of taxes                            $(113,064)  $(1,194,450)
                                                              =========   ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

Change in non-admitted asset values            2009          2008
-----------------------------------        -----------   -----------
Non-admitted asset values, current year    $(1,087,959)  $  (964,416)
Non-admitted asset values, previous year      (964,416)   (1,011,589)
                                           -----------   -----------
Change in non-admitted assets                 (123,543)       47,173
Change in accounting principles SSAP 10R      (272,916)           --
Adjustments to beginning surplus                77,692            --
                                           -----------   -----------
Change in non-admitted assets              $  (318,767)  $    47,173
                                           ===========   ===========

     During 2006, the Company settled a previously established tax recoverable with AIG as part of its tax allocation agreement. The settlement occurred prior to the filing of its tax return. Upon completion of its tax filing which was subsequent to December 31, 2007, the Company determined that the settled amount exceeded the actual recoverable by $160,000 resulting in a payable due to AIG by the Company. AIG agreed to forgive this payable resulting in the treatment of this amount as a capital contribution to the Company. This capital contribution has been reflected in the Company's financial position as of December 31, 2007.

B.   RISK-BASED CAPITAL REQUIREMENTS

     The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

     In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2009 reporting period.

C.   DIVIDEND RESTRICTIONS

     Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10.0% of the Company's statutory surplus as of December 31, 2009, or 100.0% of the Company's adjusted net investment income for the preceding 36 month period ending December 31, 2008) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of NY SAP. As of December 31, 2009, the maximum dividend payment, which may be made without prior approval during 2010, is approximately $559,904.

     Within the limitations noted above, no dividends may be paid out of segregated surplus. There are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     The Company paid no dividends in 2009 and during 2008, the Company paid $1,582,633 in dividends to Chartis U.S. Inc. which included $1,115,208 of extraordinary dividends. All of the extraordinary dividends were approved by NY SAP. Refer to Note 5F for additional information.

NOTE 12 - CONTINGENCIES

A.   LEGAL PROCEEDINGS

     The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

     Other legal proceedings include the following:

     AIG, National Union, and Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current action, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

     The intervening plaintiffs had requested a stay of all trial court proceedings pending their appeal of an order dismissing certain lawyers and law firms who represented parties in the underlying class and derivative actions. After the Alabama Supreme Court affirmed the trial court's dismissal in September 2008, the intervening plaintiffs filed an Amended Complaint in Intervention on December 1, 2008, which named Caremark, AIG and certain subsidiaries, including National Union and Chartis Specialty Insurance Company, as defendants, and purported to bring claims against all defendants for deceit and conspiracy to deceive, and to bring a claim against AIG and its subsidiaries for aiding and abetting Caremark's alleged deception.

     After the defendants moved to dismiss the Amended Complaint in Intervention and, in the alternative, for a more definite statement, and the plaintiffs reached an agreement to withdraw additional motions seeking to disqualify

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     certain plaintiffs' counsel, on March 2, 2009, the court granted the intervening plaintiffs' motion to withdraw the Amended Complaint in Intervention. On April 14, 2009, the court established a schedule for class action discovery that was scheduled to lead to a hearing on class certification in March 2010. The court has since entered an order appointing a special master to resolve certain discovery disputes and requiring the parties to submit a new discovery schedule after those disputes are resolved. The parties are presently engaged in class discovery.

     On September 2, 2005, certain AIG companies including American Home Assurance Company, AIU Insurance Company and New Hampshire Insurance Company (collectively, the AIG Parties) sued (i) The Robert Plan Corporation (RPC), an agency that formerly serviced assigned risk automobile insurance business for the AIG Parties; (ii) certain affiliates of RPC; and (iii) two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On September 26, 2005, RPC countersued the AIG Parties and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. On March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. The parties filed cross motions to dismiss various counts of the complaint and counterclaims. These motions were granted in part and denied in part by the court. RPC appealed certain aspects of the court's ruling. That appeal remains pending. On August 25, 2008, RPC, one of its affiliates, and one of the defendant RPC executives filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the Bankruptcy Code). On October 7, 2008, the Court entered an Order staying this action in light of those bankruptcy proceedings. On January 15, 2009, RPC filed a notice of removal to the United States District Court for the Southern District of New York. The action was subsequently transferred to the Eastern District of New York and then referred to the United States Bankruptcy Court for that District. The AIG Parties moved to remand the case, and the Court granted that motion on April 12, 2010. On January 19, 2010, the Court entered an Order converting the bankruptcy proceeding to one under Chapter 7 of the Bankruptcy Code.

     In July 2007, RPC (along with Eagle Insurance Company (Eagle) and Newark Insurance Corporation (Newark), two of RPC's subsidiary insurance companies) filed a separate complaint in New Jersey alleging claims for fraud and negligent misrepresentation against AIG and the AIG Parties in connection with certain 2002 contracts. That complaint seeks damages of at least $100,000, unspecified punitive damages, declaratory relief, and imposition of a constructive trust.

     Because Eagle and Newark are in liquidation with the Commissioner of the New Jersey Department of Banking and Insurance as liquidator, the AIG Parties believe that only the Commissioner -- and not RPC -- has the authority to direct Eagle and Newark to bring the claims asserted in this action. On December 7, 2007, this action was stayed pending judicial determination of this issue in the Eagle/Newark rehabilitation/liquidation proceeding. In October 2008, the Court dismissed the action without prejudice for failure to prosecute.

     Nevertheless, on January 14, 2009, RPC filed a notice of removal of the New Jersey action to the United States District Court for the District of New Jersey and, on February 2, 2009, moved to transfer the New Jersey action to the Eastern District of New York, where RPC's Chapter 11 proceeding is pending. The AIG Parties filed a motion to dismiss the case for lack of subject matter jurisdiction because the purportedly removed action had been dismissed three months before RPC filed its purported notice of removal, and consideration of RPC's transfer motion was stayed until the Court ruled on the AIG Parties' motion to dismiss. On August 10, 2009, the Court granted the AIG Parties' motion to dismiss and denied RPC's transfer motion as moot. To the AIG Parties'

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     knowledge, since that time, RPC has not sought to have the New Jersey state court action reinstated.

     The AIG Parties believe that RPC's claims are without merit and intend to defend them vigorously, but cannot now determine whether RPC will attempt to reassert its claims in New Jersey or estimate either the likelihood of prevailing in these actions or the potential damages in the event liability is determined.

     Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. (the Excess Casualty Fund) and (ii) $343,000 into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of February 29, 2008, eligible policyholders entitled to receive approximately $358,700 (or 95%) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices. In accordance with the settlement agreements, all amounts remaining in the Excess Casualty Fund were used by AIG to settle claims from other policyholders relating to such practices.

     Various state regulatory agencies have reviewed certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. On January 29, 2008 AIG reached settlements in connection with these state reviews, subject to court approval, with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia, the Commonwealths of Massachusetts and Pennsylvania, and the District of Columbia; the Florida Department of Financial Services; and the Florida Office of Insurance Regulation. The settlement agreements call for AIG to pay a total of $12,500 to be allocated among the ten jurisdictions and also require AIG to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives. On March 13, 2008, AIG also reached a settlement with the Pennsylvania Insurance Department, which calls for AIG to provide annual reinsurance reports and maintain certain producer compensation disclosure and ongoing compliance initiatives, and to pay a total of $13,500, $4,400 of which was previously paid to Pennsylvania in connection with prior settlement agreements.

     On February 16, 2006, the Attorney General of the State of Minnesota filed a complaint against AIG and certain of its subsidiaries, including the Company, alleging that, beginning no later than 1985, AIG made false statements and reports to Minnesota agencies and regulators, unlawfully reduced AIG's contributions and payments to Minnesota's workers' compensation funds, misreported the character of workers' compensation premiums as general or auto liability premiums, and unlawfully reduced its Minnesota tax obligations. The State of Minnesota sought injunctive relief, damages, penalties and interest. In December 2007, the parties settled the matter, which

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     resolved claims asserted on behalf of the Minnesota Department of Revenue through tax year 2003, the Minnesota Special Compensation Fund through fiscal year 2003 and the Minnesota Attorney General through 2003, without compromising any of the claims of the Minnesota Insurance Guaranty Association, Minnesota Assigned Risk Plan or Minnesota Department of Commerce.

     On May 24, 2007, the National Workers Compensation Reinsurance Pool (NWCRP), on behalf of its participant members, filed a lawsuit against AIG and certain of its subsidiaries, including the Company (collectively, the AIG parties), with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint alleges claims for violations of the Racketeer Influenced and Corrupt Organizations Act (RICO), breach of contract, fraud and related state law claims arising out of AIG's alleged underpayment of these assessments between 1970 and the present and seeks damages purportedly in excess of $1,000,000. On August 6, 2007, the court denied the AIG parties' motion seeking to dismiss or stay the complaints or in the alternative, to transfer to the Southern District of New York. On December 26, 2007, the court denied the AIG parties' motion to dismiss the complaint. On March 17, 2008, the AIG parties filed an amended answer, counterclaims and third-party claims against the National Council on Compensation Insurance (in its capacity as attorney-in-fact for the NWCRP), the NWCRP, its board members, and certain of the other insurance companies that are members of the NWCRP alleging violations of RICO, as well as claims for conspiracy, fraud, and breach of fiduciary duty. The counterclaim-and third-party defendants filed motions to dismiss on June 9, 2008. On January 26, 2009, the AIG parties filed a motion to dismiss all claims in the complaint for lack of subject-matter jurisdiction. On February 23, 2009, the Court issued an order denying the motion to dismiss the AIG parties' counterclaims; granting the portion of the third-party defendants' motion to dismiss as to the AIG parties' third-party claims for RICO violations and conspiracy; and denying the portion of the third-party defendants' motion to dismiss as to the AIG parties' third-party claims for fraud, breach of fiduciary duty and unjust enrichment. On April 13, 2009, one of the third-party defendants filed third-party counterclaims against AIG, certain of its subsidiaries and certain former executives. On August 20, 2009, the court granted the AIG parties' motion to dismiss the NWCRP's claims for lack of subject matter jurisdiction. On September 25, 2009, the AIG parties, now in the position of plaintiff, filed an amended complaint that repleads their RICO and conspiracy claims - previously counterclaims that were dismissed without prejudice - against several competitors, as well as repleads the AIG parties' already sustained claims for fraud, breach of fiduciary duty and unjust enrichment against those parties, the NWCRP and the NCCI. On October 8, 2009, one competitor filed amended counterclaims against the AIG parties. The amended counterclaim is substantially similar to the complaint initially filed by the NWCRP, but also seeks damages related to non-NWCRP states and guaranty funds, in addition to asserting claims for other violations of state law. On October 30, 2009, all of the parties now in the position of defendant - the AIG parties' competitors, the NWCRP and NCCI - filed motions to dismiss many of the AIG parties' amended claims, and the AIG parties filed a motion to dismiss many of their competitor's counterclaims. Discovery is proceeding and fact discovery is currently scheduled to be completed by March 15, 2011.

     On April 1, 2009, a purported class action was filed in Illinois federal court against AIG and certain of its subsidiaries on behalf of a putative class of NWCRP participant members with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint was styled as an "alternative complaint," should the court grant the AIG parties' motion to dismiss all claims against the defendants in the NWCRP lawsuit for lack of subject matter jurisdiction. The allegations in the class action complaint are substantially similar to those filed by the NWCRP, but the complaint adds certain former AIG executives as defendants and a RICO claim against those individuals. On August 28, 2009, the class action plaintiffs filed an amended complaint, removing the AIG executives as defendants. On October 30, 2009, the AIG parties filed a

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     motion to dismiss many of the claims asserted in the class action complaint. Class discovery has been completed; merits discovery is proceeding and is scheduled to be completed by March 15, 2011.

     On March 28, 2008, a Minnesota federal court granted AIG's motion to dismiss a lawsuit filed by the Minnesota Workers Compensation Reinsurance Association and the Minnesota Workers Compensation Insurers Association against AIG and certain of its subsidiaries, including the Company, with respect to the underpayment of residual market assessments for workers compensation insurance. On April 25, 2008, plaintiffs appealed to the United States Court of Appeals for the Eighth Circuit and also filed a new complaint making similar allegations in Minnesota state court. On April 30, 2008, substantially identical claims were also filed in Minnesota state court by the Minnesota Insurance Guaranty Association and Minnesota Assigned Risk Plan. On September 11, 2008, the parties to both actions entered into a settlement, resulting in the dismissal of all claims against AIG. In exchange for the dismissal and a broad release of claims, the financial terms of the settlement provided for AIG's payment of $21,500 to plaintiffs and waiver of its right to collect $3,500 in payments due from the plaintiffs.

     A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain of its subsidiaries on behalf of a class of employers that obtained workers compensation insurance from AIG companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. An amended complaint was filed on March 24, 2008, and the AIG parties filed a motion to dismiss the amended complaint on April 21, 2008. On July 8, 2008, the court granted the AIG parties' motion to dismiss all claims without prejudice and granted plaintiff leave to refile subject to certain conditions. Plaintiffs filed their second amended complaint on July 22, 2008. On March 27, 2009, the court granted the AIG parties' motion to dismiss all claims in the second amended complaint related to pre-2001 policies and all claims against certain AIG subsidiaries, denied the motion to dismiss as to claims against AIG and the remaining subsidiaries, and granted the AIG parties' motion to strike certain allegations from the complaint. Limited discovery related to the AIG parties' filed-rate doctrine defense was conducted and certain legal issues related to that defense have been certified to the South Carolina Supreme Court for determination. However, this action no longer involves allegations of underreporting of workers' compensation premium and no longer relates to the regulatory settlements and litigation concerning those issues.

     In April 2007, the National Association of Insurance Commissioners (the
     NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In late 2007, the Settlement Review Working Group, under the direction of Indiana, Minnesota and Rhode Island, recommended that a multi-state targeted market conduct examination focusing on workers compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination are Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania and Rhode Island. All other states (and the District of Columbia) have agreed to participate in the multi-state examination. To date, the examination has focused on legacy issues related to AIG's writing and reporting of workers compensation insurance between 1985 and 1996. AIG has also been advised that the examination will focus on current compliance with legal requirements applicable to such business. Although AIG has been advised by counsel engaged by the lead states to assist in their investigation that to date no determinations have been made with respect to these issues, AIG cannot predict the outcome of the investigation and there can be no assurance that any regulatory action resulting from the investigation will not have a material adverse effect on the Company and its business.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     After the NYAG filed its complaint against insurance broker Marsh, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in a broad conspiracy to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey for coordinated pretrial proceedings.

     The consolidated actions have proceeded in that court in two parallel actions, In re insurance Brokerage Antitrust Litigation (the Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust Litigation (the Employee Benefits Complaint, and, together with the Commercial Complaint, the multi-district litigation).

     The plaintiffs in the Commercial Complaint are a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries, including American Home Assurance Company (American Home), AIU Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company), Chartis Property Casualty Company (f/k/a both Birmingham Fire Insurance Company of Pennsylvania and AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, and The Insurance Company of the State of Pennsylvania. The Commercial Complaint also named various brokers and other insurers as defendants (three of which have since settled). The Commercial Complaint alleges that defendants engaged in a widespread conspiracy to allocate customers through "bid-rigging" and "steering" practices. The Commercial Complaint also alleges that the insurer defendants permitted brokers to place business with AIG subsidiaries through wholesale intermediaries affiliated with or owned by those same brokers rather than placing the business with AIG subsidiaries directly. Finally, the Commercial Complaint alleges that the insurer defendants entered into agreements with broker defendants that tied insurance placements to reinsurance placements in order to provide additional compensation to each broker. Plaintiffs assert that the defendants violated the Sherman Antitrust Act, RICO, the antirust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs seek treble damages plus interest and attorneys' fees as a result of the alleged RICO and the Sherman Antitrust Act violations.

     The plaintiffs in the Employee Benefits Complaint are a group of individual employees and corporate and municipal employees alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint names AIG, and certain of its subsidiaries, including American Home, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, tracked the allegations of contingent commissions, bid-rigging and tying made in the Commercial Complaint.

     The court in connection with the Commercial Complaint granted (without leave to amend) defendants' motions to dismiss the federal antitrust and RICO claims on August 31, 2007 and September 28, 2007, respectively. The court declined to exercise supplemental jurisdiction over the state law claims in the Commercial Complaint and therefore dismissed it in its entirety. On January 14, 2008, the court granted defendants' motion for summary

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     judgment on the ERISA claims in the Employee Benefits Complaint and subsequently dismissed the remaining state law claims without prejudice, thereby dismissing the Employee Benefits Complaint in its entirety. On February 12, 2008 plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit with respect to the dismissal of the Employee Benefits Complaint. Plaintiffs previously appealed the dismissal of the Commercial Complaint to the United States Court of Appeals for the Third Circuit on October 10, 2007. Both appeals are fully briefed and oral argument on both appeals took place on April 21, 2009.

     A number of complaints making allegations similar to those in the multi-district litigation have been filed against AIG, certain subsidiaries and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multi-district litigation. These additional consolidated actions are still pending in the District of New Jersey, but are currently stayed pending a decision by the court on whether they will proceed during the appeal of the dismissal of the multi-district litigation. The AIG defendants have sought to have state court actions making similar allegations stayed pending resolution of the multi-district litigation. These efforts have generally been successful, although four cases have proceeded (one each in Florida and New Jersey state courts that have settled, and one each in Texas and Kansas state courts that are proceeding). In the Texas case, a hearing was held on November 11, 2009 on defendants' Special Exceptions. In the Kansas case, the defendants filed a motion to dismiss on January 14, 2010.

     On August 24, 2007, the Ohio Attorney General filed a complaint in the Ohio Court of Common Pleas against AIG and a number of its subsidiaries, and several other broker and insurer defendants, asserting violation of Ohio's antitrust laws. The complaint, which is similar to the Commercial Complaint, alleged that the AIG defendants and the other broker and insurer defendants conspired to allocate customers, divide markets, and restrain competition in commercial lines of casualty insurance sold through the broker defendant. The complaint sought treble damages on behalf of Ohio public purchasers of commercial casualty insurance, disgorgement on behalf of both public and private purchasers of commercial casualty insurance, as well as a $0.5 per day penalty for each day of conspiratorial conduct. The AIG defendants, along with other co-defendants, moved to dismiss the complaint on November 16, 2007. On June 30, 2008, the court denied defendants' motion to dismiss. On August 18, 2008, defendants filed their answers to the complaint. On April 1, 2010, the AIG defendants and the Ohio Attorney General executed an agreement settling the Ohio Attorney General's claims. The settlement agreement calls for the AIG defendants to pay a total of $9,000, and to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives.

     AIG Domestic Claims, Inc. (AIGDC, n/k/a Chartis Claims, Inc.), an indirect wholly owned subsidiary of AIG that provides certain claims adjustment services to the Company, was named as a defendant in a putative class action lawsuit in the 14th Judicial District Court for the State of Louisiana. Plaintiffs were medical providers who allege that Chartis Claims, Inc. (as well as other defendants not affiliated with the Company) failed to comply with certain provisions of the Louisiana Any Willing Provider Act (the Act). The complaint sought monetary penalties and injunctive relief related to preferred provider organization discounts taken by defendants on bills submitted by Louisiana medical providers and hospitals who provided treatment or services to workers' compensation claimants. These claimants were occupationally ill or injured workers whose employers were named insureds under workers compensation policies issued by various insurance companies, including the Company. On September 23, 2005, certain defendants, including Chartis Claims, Inc. filed a motion for summary judgment, seeking dismissal of plaintiffs' claims, and plaintiffs cross-moved for partial summary judgment. On July 20, 2006, the Court both denied Chartis Claims, Inc. motion for summary judgment and granted plaintiffs' partial

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     motion for summary judgment, holding that Chartis Claims, Inc. is a "group purchaser" under the Act, and that the Act applies to medical services provided to workers' compensation claimants.

     On November 28, 2006, the Court issued an order certifying a class of providers and hospitals. In an unrelated action also arising under the Act, a Louisiana appellate court ruled that the Court lacked jurisdiction to adjudicate the claims at issue. In response, Chartis Claims, Inc. along with its co-defendants filed an exception for lack of subject matter jurisdiction. On January 19, 2007, the Court denied the motion, holding that it has jurisdiction over the putative class claims. Chartis Claims, Inc., along with the other defendants in the action, appealed the Court's class certification and jurisdictional ruling.

     On January 25, 2008, plaintiffs and Chartis Claims, Inc. agreed to resolve this action on a classwide basis for $28,750. The court granted final approval of the settlement in May 2008 and most of the settlement funds have been distributed. The action has also been dismissed with prejudice.

     AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

     Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B.   LEASES

     The Company is the lessee for office space occupied by it and several affiliates under various non-cancelable operating lease agreements that expire through March 31, 2019. Rental expense under these leases is allocated to each affiliate based upon the percentage of space occupied. The total lease expense was $11,157, $14,004 and $44,783 in 2009, 2008 and 2007, respectively.

     At January 1, 2010, the minimum annual aggregate rental commitments are as follows:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

2010                           $11,466
2011                             9,798
2012                             9,410
2013                             3,475
2014                             3,136
Thereafter                      13,507
                               -------
TOTAL MINIMUM LEASE PAYMENTS   $50,792
                               =======

     Certain rental commitments have renewal options extending through the year 2023. Some of these renewals are subject to adjustments in future periods.

C.   OTHER CONTINGENCIES

     In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2009, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements the likelihood of a loss is remote.

     The estimated loss reserves eliminated by such structured settlement annuities and the present value of annuities due from all life insurers (mostly affiliates) which the Company remains contingently liable amounted to $1,590,525 as of December 31, 2009. Also, as of December 31, 2009, the Company had the following amounts of annuities in excess of 1% of its policyholders' surplus due from the following life insurers:

                                                                      Licensed in
Name of life insurer                            Location   Balances     New York
--------------------                            --------   --------   ----------
American General Life Insurance Company         Texas      $676,563       Yes
American International Life Assurance Company   New York    619,499       Yes
BMO Life Assurance Company                      Canada      235,610        No

     Of the amount of annuities due from American General Life Insurance Company, $573,153 represents amount assigned from the Company to National Union.

     As part of its private equity portfolio investment, as of December 31, 2009 the Company may be called upon for an additional capital investment of up to $598,842. The Company expects only a small portion of this portfolio will be called during 2010.

     As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     The Company believes that the likelihood of a payment under any of these guarantees is remote.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

NOTE 13 - OTHER SIGNIFICANT MATTERS

The Company underwrites a significant concentration of its direct business with brokers.

The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2009, 2008 and 2007, policyholder dividends amounted to $0, $341 and $123, respectively, and were reported as Other Income in the accompanying statements of income.

As of December 31, 2009 and 2008, other admitted assets as reported in the accompanying statements of admitted assets were comprised of the following balances:

OTHER ADMITTED ASSETS                          2009        2008
---------------------                       ---------   ---------
Allowance for doubtful accounts             $(265,629)  $(369,538)
Note receivable - reinsurance commutation      37,044          --
Guaranty funds receivable or on deposit        15,174      18,082
Intangible asset - Canada                    (120,793)    (75,963)
Loss funds on deposit                          70,207      65,014
Other                                         104,219     132,015
Paid loss clearing                            301,435     314,798
                                            ---------   ---------
   TOTAL OTHER ADMITTED ASSETS              $ 141,657   $  84,408
                                            =========   =========

Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payment in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years. As of December 31, 2009 and 2008, the Company's liability for insolvency assessments amounted to $38,272 and $51,459, respectively, with related assets for premium tax credits of $15,174 and $18,082, respectively. Of the amount accrued, the Company expects to pay approximately $23,098 for insolvency assessments during the next year. In addition, the Company anticipates it will realize $9,198 of premium tax offset credits and the associated liability in years two through five. The remaining $5,976 will be realized between years five and ten.

The Company routinely assesses the collectability of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2009 and 2008, the Company had established an allowance for doubtful accounts of $265,629 and $369,538, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

During 2009, 2008 and 2007, the Company recorded $33,419, $48,507 and $89,886, respectively, for allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying Statements of Income.

As of December 31, 2009 and 2008, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

OTHER LIABILITIES                                                 2009       2008
-----------------                                               --------   --------
Accounts payable                                                $ 27,470   $ 24,655
Accrued retrospective premiums                                    70,893     56,408
Advance premiums                                                  12,185     13,614
Amounts withheld or retained by company for account of others      8,068      5,709
Deferred commission earnings                                       6,146     11,052
Dividends to policyholders                                            --        233
Liability for pension and severance pay                           12,832     12,832
Salvage and subrogation recoverable                                  979      7,597
Other liabilites                                                  99,712     55,528
Policyholder funds on deposit                                     11,069     12,596
Remmittances and items not allocated                              41,968     30,146
Retroactive reinsurance payable                                    1,733      6,873
Service carrier liabilty                                           3,686      2,875
                                                                --------   --------
TOTAL OTHER LIABILTIES                                          $296,741   $240,118
                                                                ========   ========

EVENTS OCCURRING AT THE AIG LEVEL

In September 2008, AIG experienced a severe strain on its liquidity that resulted in AIG on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("NY Fed"). Pursuant to the credit facility agreement, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock with the payments attributable to the Series C Preferred Stock being approximately 79.9 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred Stock as if converted and (ii) vote with AIG's common stock on all matters submitted to AIG shareholders, and holds approximately 79.9 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as if converted. The Series C Preferred Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

The credit facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. Although the Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations, its immediate parent company, AIG Commercial Insurance Group, Inc., has guaranteed the credit facility obligations (but has not pledged its ownership interest in the Company).

On November 25, 2008, AIG entered into an agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury, as part of the Troubled Assets Relief Program, $40 billion of Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock"), and a 10-year warrant to purchase 53,798,766 shares of common stock (the "Warrant"). The proceeds from the sale of the Series D Preferred Stock and the Warrant were used to repay borrowings under the credit facility and, in connection therewith, the maximum commitment amount under the credit facility agreement was reduced from $85 billion to $60 billion.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

During the fourth quarter of 2008, AIG and certain of its subsidiaries entered into agreements with the NY Fed in connection with the special purpose financing vehicles known as Maiden Lane II LLC and Maiden Lane III LLC. The Company was not a party to these agreements and these transactions did not affect the Company's financial condition, results of operations or cash flows.

On October 3, 2008, AIG announced a restructuring plan under which AIG's Life Insurance & Retirement Services operations and certain other businesses would be divested in whole or in part. Since that time, AIG has sold certain businesses and assets and has entered into contracts to sell others. However, global market conditions have continued to deteriorate, posing risks to AIG's ability to divest assets at acceptable values. AIG's restructuring plan has evolved in response to these market conditions. Specifically, AIG's current plans involve transactions between AIG and the NY Fed with respect to AIA and ALICO as noted above, as well as preparation for a potential sale of a minority stake in its property and casualty and foreign general insurance businesses.

NOTE 14 - SUBSEQUENT EVENTS

Type I - Recognized Subsequent Events:

Subsequent events have been considered through April 30, 2010 for the statutory statement issued on April 30, 2010.

At December 31, 2009, the Company owned 13.9% of the common stock of Transatlantic Holdings, Inc., the parent company of Transatlantic Reinsurance Company and Putnam Reinsurance Company (together, the "TRH Insurers"). On February 19, 2010, based on representations made by AIG and the Company in their December 9, 2009 application to and a Special Commitment letter submitted to the New York Department of Insurance (the NY Department), the NY Department determined that AIG and the American Home Assurance Company do not control the TRH Insurers for purposes of Article 15 of the New York Insurance Law. The Department's determination is effective as of the date of the application.

Type II - Nonrecognized Subsequent Events:

Subsequent events have been considered through April 30, 2010 for the statutory statement issued on April 30, 2010.

On February 9, 2010, the Company's board of directors declared a dividend of $300 million to its immediate parent. The dividend was paid on February 12, 2010.

On February 23, 2010, the Company entered into a Capital Maintenance Agreement
(CMA) with its Ultimate Parent, AIG. The CMA provides that in the event that the Company's Total Adjusted Capital falls below 200% of the Company's Authorized Control Level Risk Based Capital (RBC), as shown in the Company's 2009 Annual Statement, together with any adjustments or modifications required by the Company's domiciliary regulator, AIG will within thirty days of written notice thereof provide a capital contribution to the Company in an amount that equals the difference between the Company's Total Adjusted Capital and 200% of the Company's Authorized Control Level RBC. In lieu of making any such capital contribution, with the approval of the domiciliary insurance department, AIG may provide a letter of credit naming the Company as beneficiary. The current CMA supersedes and replaces a similar

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

agreement that related to the Company's December 31, 2008 surplus position.

On April 21, 2009, AIG announced its intent to contribute Chartis Inc., the Company's intermediate parent company, and Chartis International, LLC (formerly AIU Holdings LLC) to a newly-formed special purpose vehicle ("SPV") in exchange for membership interests in the SPV, subject to receipt of applicable regulatory approvals. On July 27, 2009, AIG announced the formation of the SPV, and on January 29, 2010, AIG contributed Chartis Inc. to the SPV. AIG contributed Chartis International, LLC to the SPV on March 12, 2010.

On March 5, 2010, AIG announced its intention to sell in a public offering the remaining 9,192,662 shares of common stock of Transatlantic Holdings, Inc. (TRH) owned by the Company. The secondary public offering commenced on March 8, 2010 and was priced at a public offering price of $53.35 per share. On March 15, 2010, AIG announced that it had closed the secondary public offering of 8,466,693 shares of TRH aggregate gross proceeds of approximately $452 million. TRH purchased 2,000,000 of the shares owned by AHAC in the offering.

Effective April 1 2010, the Commercial Pool commuted a significant reinsurance agreement covering multiple underwriting years with an affiliated reinsurer. The commutation was effected on a cutoff basis and resulted in the Commercial Pool recapturing loss and loss adjustment expense reserves of $2.21 billion in exchange for consideration of $1.84 billion, resulting in a loss of $366 million. The Company's share was $795 million, $663 million and $132 million, respectively.

                           PART C: OTHER INFORMATION

ITEM 26. EXHIBITS

(a)    Board of Directors Resolution.

       (1) Certified resolutions regarding organization of Separate Account VUL-2. (1)

(b)    Custodian Agreements.      Inapplicable.

(c)    Underwriting Contracts.

       (1) Distribution Agreement between American General Life Insurance Company and American General Equity Services Corporation, effective October 1, 2002. (9)

       (2)    Form of Selling Group Agreement. (10)

       (3) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Policies" in the Statement of Additional Information that is filed as part of this Registration Statement).

(d)    Contracts.

       (1) Specimen form of EquiBuilder(TM) III Flexible Premium Life Insurance Policy (Policy Form No. T1735) (1)

       (2)    Specimen form of Accidental Death Benefit Rider. (1)

       (3)    Specimen form of Term Insurance Rider. (1)

       (4)    Specimen form of Children's Term Insurance Rider. (1)

       (5)    Specimen form of Disability Rider - Waiver of Monthly Deductions.
              (1)

       (6)    Specimen form of Accelerated Benefit Settlement Option Rider. (2)

       (7) Specimen form of Endorsement to EquiBuilder III Flexible Premium Life Insurance Policy when issued to a Policy Owner in the State of Texas. (1)

       (8)    Assumption Certificate. (10)

(e)    Applications.

       (1)    Specimen form of Application for EquiBuilder III Policy. (2)

       (2)    Specimen form of Supplemental Application. (3)

       (3) Form of Telephone Authorization Form, Form No. AGLC 100255 Rev0103. (10)

       (4) Form of amended Life Insurance Application - Part A, Form No. AGLC 100565-2003. (17)

       (5) Form of amended Life Insurance Application - Part B, Form No. AGLC 100566-2003. (12)

       (6) Form of Request for Investment Division/Series Transfer Form, Form No. AGLC 100553. (10)

       (7)    Form of Cash Disbursement Request Form, Form No. AGLC0109
              Rev0904. (16)

       (8)    Form of Assignment Form, Form No. AGLC0205 Rev0904. (16)

       (9) Form of Electronic Funds Authorization Form, Form No. AGLC0220 Rev0904. (16)

       (10)   Form of Name and Address Change Form, Form No. AGLC0222 Rev0904.
              (16)

       (11)   Form of Change of Ownership Form, Form No. AGLC0013 Rev0705. (16)

       (12)   Form of Cash Surrender Request Form, Form No. AGLC0112 Rev0403.
              (16)

       (13)   Form of Change of Beneficiary Form, Form No. AGLC0108 Rev0904.
              (16)

       (14) Specimen form of Limited Temporary Life Insurance Application, Form No. AGLC101431-2005. (17)

       (15) Form of Reinstatement or Reduction of Premium Rate Application for Life Insurance Form, Form No. AGLC 100440-2002. (16)

       (16) Form of In-Force Change Application Form, Form No. AGLC 100386-2002. (16)

       (17)   Form of Service Request Form, Form No. AGLC0107 0904. (16)

(f)    Depositor's Certificate of Incorporation and By-Laws.

       (1) Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective December 31, 1991. (4)

       (2) Amendment to the Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective July 13, 1995. (5)

       (3) By-Laws of American General Life Insurance Company, restated as of June 8, 2005. (14)

(g)    Reinsurance Contracts.

       (1) Form of Reinsurance Agreement between American General Life Insurance Company and General & Cologne Life Re of America. (20)

       (2) Form of Reinsurance Agreement between American General Life Insurance Company and Munich American Reassurance Company. (20)

       (3) Form of Reinsurance Agreement between American General Life Insurance Company and RGA Reinsurance Company. (20)

       (4) Form of Reinsurance Agreement between American General Life Insurance Company and Swiss Re Life & Health America, Inc. (20)

(h)    Participation Agreements.

       (1)(a) Form of Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and American General Life Insurance Company. (22)

       (2)(a) Form of Amended and Restated Service Contract by and between Fidelity Distributors Corporation and American General Equity Services Corporation, effective May 1, 2006. (21)

       (3)(a) Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and American General Life Insurance Company. (6)

       (3)(b) Form of First Amendment to Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and American General Life Insurance Company. (20)

       (4)(a) Form of Participation Agreement among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (7)

       (4)(b) Form of Amendment No. 5 to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (6)

       (4)(c) Form of Amendment No. 8 to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (10)

       (4)(d) Form of Letter Agreement between Massachusetts Financial Services, MFS Variable Insurance Trust and American General Life Insurance Company, dated December 19, 2005. (20)

       (5)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Fidelity and American General Life Insurance Company. (20)

       (6)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between MFS and American General Life Insurance Company. (20)

(i)    Administrative Contracts.

       (1)(a) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company.
              (11)

       (1)(b) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated May 21, 1975. (11)

       (1)(c) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated September 23, 1975. (11)

       (1)(d) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated December 30, 1998. (11)

       (1)(e) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, effective January 1, 2002. (11)

       (1)(f) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (11)

       (1)(g) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, American General Life Companies, LLC and American General Equity Services Corporation, effective May 1, 2004. (13)

(j)    Other Material Contracts.

       (1) General Guarantee Agreement from American Home Assurance Company on behalf of American General Life Insurance Company. (14)

       (2) Notice of Termination of Guarantee as Published in the Wall Street Journal on November 24, 2006. (19)

(k)    Legal Opinions.

       (1) Opinion and Consent of Lauren W. Jones, Esq., Deputy General Counsel of American General Life Companies, LLC. (10)

       (2) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to American Home Assurance Company. (15)

(l)    Actuarial Opinions.

       (1) Opinion of Robert M. Beuerlein Senior Vice President - Actuarial/Financial. (8)

       (2) Opinion and Consent of American General Life Insurance Company's actuary. (10)

(m)    Calculation.      None

(n)    Other Opinions.

       (1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (Filed herewith)

(o)    Omitted Financial Statements.      None

(p)    Initial Capital Agreements.      None

(q)    Redeemability Exemption.

       (1) Description of American General Life Insurance Company's Issuance, Transfer and Redemption Procedures for EquiBuilder II and III Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940 as of May 1, 2009. (26)

(r)    Powers of Attorney.

       (1) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American Home Assurance Company. (18)

       (2) Power of Attorney with respect to Registration Statements and Amendments thereto signed by Charles H. Dangelo, Director, and Neil Anthony Faulkner, Director, and David Neil Fields, Director, and Kenneth Vincent Harkins, Director, of American Home Assurance Company. (23)

       (3) Power of Attorney with respect to Registration Statements and Amendments thereto removing Neil Anthony Faulkner, Director, and adding Worth Gordon Knight, Jr., Director, of American Home Assurance Company. (24)

       (4) Power of Attorney with respect to Registration Statements and Amendments thereto removing Worth Gordon Knight, Jr., Director, and adding Mark Timothy Willis, Director, of American Home Assurance Company. (25)

----------------------------------

(1) Incorporated by reference to Post-Effective Amendment No. 8 to Form S-6 Registration Statement (File No. 033-77470) of The American Franklin Life Insurance Company Separate Account VUL-2 filed April 30, 1999.

(2) Incorporated by reference to Post-Effective Amendment No. 5 to Form S-6 Registration Statement (File No. 033-77470) of The American Franklin
       Life Insurance Company Separate Account VUL-2 filed on February 27, 1998.

(3) Incorporated by reference to Post-Effective Amendment No. 15 to Form S-6 Registration Statement (File No. 033-41838) of The American Franklin Life Insurance Company Separate Account VUL-2 filed on April 18, 2002.

(4) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on October 16, 1991.

(5) Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6 Registration Statement (File No. 333-53909) of American General Life Insurance Company Separate Account VL-R filed on August 19, 1998.

(6) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on September 20, 2000.

(7) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on March 23, 1998.

(8) Incorporated by reference to Post-Effective Amendment No. 9 to Form S-6 Registration Statement (File No. 033-77470) of The American Franklin Life Insurance Company Separate Account VUL-2 filed April 27, 2000.

(9) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on November 8, 2002.

(10) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on December 31, 2002.

(11) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 3, 2004.

(12) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-109613) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2003.

(13) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2005.

(14) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6 (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on August 12, 2005.

(15) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-6 (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on October 24, 2005.

(16) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on March 30, 2006.

(17) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on November 8, 2005.

(18) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on March 31, 2006.

(19) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account AGL VL-R filed on December 12, 2006.

(20) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2007.

(21) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-137817) of American General Life Insurance Company Separate Account VL-R filed on December 14, 2007.

(22) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-144594) of American General Life Insurance Company Separate Account VL-R filed on October 2, 2007.

(23) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-102299) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2007.

(24) Incorporated by reference to Post-Effective Amendment No. 15 to Form N-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on August 22, 2007.

(25) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2008.

(26) Incorporated by reference to Post-Effective Amendment No. 10 to Form N-6 Registration Statement (File No. 333-102300) of American General Life Insurance Company Separate Account VUL-2 filed on May 1, 2009.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
 BUSINESS ADDRESS              AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             -----------------------------------------------

Jay S. Wintrob                 Director and Chairman of the Board of Directors
1 SunAmerica Center
1999 Avenue of the Stars
Los Angeles, CA 90067

Mary Jane B. Fortin            Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
 BUSINESS ADDRESS              AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             -----------------------------------------------

David R. Armstrong             Director, President, Chief Executive
3600 Route 66                  Officer-Benefit Solutions
Neptune, NJ 07753

Robert M. Beuerlein            Director, Senior Vice President and Chief and
2727-A Allen Parkway           Appointed Actuary
Houston, TX 77019

Jeffrey H. Carlson             Director, Executive Vice President, Chief
2929 Allen Parkway             Service and Information Officer
Houston, TX 77019

Don W. Cummings                Director, Senior Vice President and Chief
2727-A Allen Parkway           Financial Officer
Houston, TX 77019

Kyle L. Jennings               Director, Executive Vice President, General
2929 Allen Parkway             Counsel and Secretary
Houston, TX 77019

David W. O'Leary               Director, Executive Vice President and Chief
2929 Allen Parkway             Operating Officer
Houston, TX 77019

Ronald J. Harris               President-Matrix Direct
9640 Granite Ridge Drive
San Diego, CA 92123

Steven D. Anderson             Senior Vice President-Business Planning and
2929 Allen Parkway             Analysis
Houston, TX 77019

Erik A. Baden                  Senior Vice President-Strategic Marketing and
2929 Allen Parkway             Business Development
Houston, TX 77019

Wayne A. Barnard               Senior Vice President and Illustration Actuary
2929 Allen Parkway
Houston, TX 77019

David W. Butterfield           Senior Vice President
3600 Route 66
Neptune, NJ 07754

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
 BUSINESS ADDRESS              AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             -----------------------------------------------

Donna Fahey                    Senior Vice President
3600 Route 66
Neptune, NJ 07754

John Gatesman                  Senior Vice President, Specialty Markets
2727-A Allen Parkway
Houston, TX 77019

William F. Guterding           Senior Vice President
599 Lexington Avenue
New York, NY 10022

Robert F. Herbert, Jr.         Senior Vice President, Treasurer and Controller
2727-A Allen Parkway
Houston, TX 77019

Glen D. Keller                 Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Stephen Kennedy                Senior Vice President, New Business Operations
2727-A Allen Parkway
Houston, TX 77017

Frank A. Kophamel              Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Simon J. Leech                 Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Charles L. Levy                Senior Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

Edmund D. McClure              Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Richard D. McFarland           Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
 BUSINESS ADDRESS              AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             -----------------------------------------------

Mark R. McGuire                Senior Vice President, Customer Service,
2727-A Allen Parkway           Underwriting and Medical
Houston, TX 77019

Laura W. Milazzo               Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Barry Pelletteri               Senior Vice President
3600 Route 66
Neptune, NJ 07754

John W. Penko                  Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Rodney E. Rishel               Senior Vice President and Chief Product Officer
2929 Allen Parkway
Houston, TX 77019

Dale W. Sachtleben             Senior Vice President
3051 Hollis Drive
Springfield, IL 62704

Durr Sexton                    Senior Vice President and Chief Distribution
2929 Allen Parkway             Officer
Houston, TX 77019

Robert E. Steele               Senior Vice President, Structured Settlements
205 E. 10th Avenue
Amarillo, TX 79101

Chris N. Aiken                 Vice President
2727-A Allen Parkway
Houston, TX 77019

Chris Ayers                    Vice President
2727-A Allen Parkway
Houston, TX 77019

Edward F. Bacon                Vice President
2727-A Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
 BUSINESS ADDRESS              AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             -----------------------------------------------

Joan M. Bartel                 Vice President
2929 Allen Parkway
Houston, TX 77019

Michael B. Boesen              Vice President
2727-A Allen Parkway
Houston, TX 77019

Timothy H. Bolden              Vice President, Chief Compliance Officer and
2727-A Allen Parkway           Chief Counsel - Litigation
Houston, TX 77019

Laura J. Borowski              Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

David R. Brady                 Vice President
599 Lexington Avenue
New York, NY 10022

James B. Brown                 Vice President
2727-A Allen Parkway
Houston, TX 77019

Dan Chamberlain                Vice President
2727-A Allen Parkway
Houston, TX 77019

Mark E. Childs                 Vice President
2727-A Allen Parkway
Houston, TX 77019

Robert M. Cicchi               Vice President
2727-A Allen Parkway
Houston, TX 77019

James Cortiglia                Vice President
3600 Route 66
Neptune, NJ 07754

Timothy M. Donovan             Vice President
2929 Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
 BUSINESS ADDRESS              AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             -----------------------------------------------

Farideh N. Farrokhi            Vice President and Assistant Secretary
2727-A Allen Parkway
Houston, TX 77019

Brad J. Gabel                  Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Marc Gamsin                    Vice President
1 SunAmerica Center
1999 Avenue of the Stars
Los Angeles, CA 90067

Frederick J. Garland, Jr.      Vice President
2929 Allen Parkway
Houston, TX 77019

Liza Glass                     Vice President
2727-A Allen Parkway
Houston, TX 77019

Leo W. Grace                   Vice President and Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Richard L. Gravette            Vice President and Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

Daniel J. Gutenberger          Vice President and Medical Director
1200 N. Mayfair Road
Milwaukee, WI 53226

Roger E. Hahn                  Vice President and Chief Investment Officer
2929 Allen Parkway
Houston, TX 77019

Joel H. Hammer                 Vice President
599 Lexington Avenue
New York, NY 10022

D. Leigh Harrington            Vice President
2929 Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
 BUSINESS ADDRESS              AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             -----------------------------------------------

Keith C. Honig                 Vice President
1 SunAmerica Center
1999 Avenue of the Stars
Los Angeles, CA 90067

Stephen D. Howard              Vice President
2727-A Allen Parkway
Houston, TX 77019

Donald E. Huffner              Vice President and Real Estate Investment
599 Lexington Avenue           Officer
New York, NY 10022

Walter P. Irby                 Vice President and Chief Financial
2929 Allen Parkway             Officer-Specialty Markets Group
Houston, TX 77019

Sharla A. Jackson              Vice President
205 E. 10th Avenue
Amarillo, TX 79101

Michael J. Krugel              Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Robert J. Ley                  Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Gwendolyn J. Mallett           Vice President
2727-A Allen Parkway
Houston, TX 77019

W. Larry Mask                  Vice President, Real Estate Investment Officer
2929 Allen Parkway             and Assistant Secretary
Houston, TX 77019

Melvin C. McFall               Vice President
2727-A Allen Parkway
Houston, TX 77019

Lochlan O. McNew               Vice President and Investment Officer
2929 Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
 BUSINESS ADDRESS              AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             -----------------------------------------------

Beverly A. Meyer               Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Candace A. Michael             Vice President
2727-A Allen Parkway
Houston, TX 77019

Michael R. Murphy              Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

David W. Napoli                Vice President
2929 Allen Parkway
Houston, TX 77019

Deanna D. Osmonson             Vice President
2727-A Allen Parkway
Houston, TX 77019

Greg Outcalt                   Vice President
1 SunAmerica Center
1999 Avenue of the Stars
Los Angeles, CA 90067

Rembert R. Owen, Jr.           Vice President, Real Estate Investment Officer
2929 Allen Parkway             and Assistant Secretary
Houston, TX 77019

Lori J. Payne                  Vice President
2929 Allen Parkway
Houston, TX 77019

Cathy A. Percival              Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

Terri Robbins                  Vice President
175 Water Street
New York, NY 10038

Debbie Runge                   Vice President, Human Resources
2727-A Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
 BUSINESS ADDRESS              AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             -----------------------------------------------

Carly Sanchez                  Vice President, Human Resources and Chief
2727-A Allen Parkway           Diversity Officer
Houston, TX 77019

Michael C. Sibley              Vice President
Walnut Glen Tower
8144 Walnut Hill Lane
Dallas, TX 75231

T. Clay Spires                 Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Dale A. Stewart                Vice President and General Auditor
2727-A Allen Parkway
Houston, TX 77019

Gregory R. Thornton            Vice President
3051 Hollis Drive
Springfield, IL 62704

Veronica Torralba              Vice President
2929 Allen Parkway
Houston, TX 77019

Sarah Van Beck                 Vice President
2727-A Allen Parkway
Houston, TX 77019

Christian D. Weiss             Vice President
2727-A Allen Parkway
Houston, TX 77019

Cynthia P. Wieties             Vice President
2929 Allen Parkway
Houston, TX 77019

Lauren W. Jones                Chief Counsel-Business Lines and Assistant
2929 Allen Parkway             Secretary
Houston, TX 77019

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC file Number 001-08787, accession number 0001047469-10-001465, filed
February 26, 2010. Exhibit 21 is incorporated herein by reference.

The Registrant is a separate account of American General Life Insurance Company (Depositor).

CHANGE OF CONTROL OF AMERICAN INTERNATIONAL GROUP, INC.

On March 4, 2009, American International Group, Inc. issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), 100,000 shares of American International Group, Inc.'s Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock") for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to American International Group, Inc. by the Federal Reserve Bank of New York (the "FRBNY") in the form of its lending commitment (the "Credit Facility") under the Credit Agreement, dated as of September 22, 2008, between American International Group, Inc. and the FRBNY. The Stock has preferential liquidation rights over American International Group, Inc. common stock, and, to the extent permitted by law, votes with American International Group Inc.'s common stock on all matters submitted to American International Group, Inc.'s shareholders. The Trust has approximately 79.8% of the aggregate voting power of American International Group Inc.'s common stock and is entitled to approximately 79.8% of all dividends paid on American International Group, Inc.'s common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates. American General Life Insurance Company is not a guarantor of the Credit Facility obligations and it has not pledged any assets to secure those obligations.

ITEM 29. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

AMERICAN GENERAL LIFE INSURANCE COMPANY

Except as otherwise required by applicable law:

(a) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or on behalf of the company) by reason of the fact that he is or was director, officer, or employee or agent of the company, or is or was serving at the request of the company as director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding; provided that he (1) acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company; and, (2) with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, by itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was lawful.

(b) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or on behalf of the company to procure a judgment in the company's favor, by reason of the fact that he is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such action, suit or proceeding; provided that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the company unless and only to the extent that the court in which such action, suit or proceeding was brought or any other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

(c) To the extent that a director, officer, or employee or agent of the company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs (a) and (b) above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.

(d) Any indemnification under paragraphs (a) and (b) above (unless ordered by a court or made pursuant to a determination by a court as hereinafter provided) shall be made by the company upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances and he has met the applicable standard of conduct set forth in paragraphs (a) and (b). Such determination shall be made (1) by the Board by a majority of a quorum consisting of directors who were not parties to such action, suit or proceeding (disinterested), or (2) by a committee of disinterested directors designated by majority vote of disinterested directors, even though less than a quorum, or (3) by independent legal counsel in a written opinion, and such legal counsel was selected by a majority vote of a quorum of the disinterested directors, or (4) by the stockholders. In the absence of a determination that indemnification is proper, the director, officer or employee may apply to the court conducting the proceeding or another court of competent jurisdiction which shall determine whether the director, officer, employee or agent has met the applicable standard of conduct set forth in paragraphs (a) and (b). If the court shall so determine, indemnification shall be made under paragraph (a) or
(b) as the case may be.

(e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the company in advance of the final disposition of such action, suit or proceeding as authorized by the Board in the manner provided in paragraph (d) upon receipt of a written instrument acceptable to the Board by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the company as authorized in this section.

(f) The indemnification provided by the company's By-Laws shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any agreement, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit or the heirs, executors and administrators of such a person.

(g) The company shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, or enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the company would have the power to indemnify him against such liability under the provisions of the company's By-Laws.

ITEM 30. PRINCIPAL UNDERWRITERS

(a) Other Activity. Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for the following investment companies:

AMERICAN GENERAL LIFE INSURANCE COMPANY
Separate Account A
Separate Account D
Separate Account VA-1
Separate Account VA-2
Separate Account VL-R
Separate Account VUL

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
Variable Account I
Variable Account II

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
Variable Account A
Variable Account B

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
Separate Account USL VA-R
Separate Account USL VL-R

(b) Management.

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH UNDERWRITER
 BUSINESS ADDRESS              AMERICAN GENERAL EQUITY SERVICES CORPORATION
------------------             -----------------------------------------------

Mary Jane B. Fortin            Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

David W. O'Leary               Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Mark R. McGuire                Director and Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Kyle L. Jennings               Executive Vice President, General Counsel and
2929 Allen Parkway             Secretary
Houston, TX 77019

Larry Blews                    Vice President and Chief Compliance Officer
2727-A Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.         Vice President
2727-A Allen Parkway
Houston, TX 77019

Deanna D. Osmonson             Vice President
2727-A Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH UNDERWRITER
 BUSINESS ADDRESS              AMERICAN GENERAL EQUITY SERVICES CORPORATION
------------------             -----------------------------------------------

T. Clay Spires                 Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Rhonda Washington              Treasurer and Controller
2727-A Allen Parkway
Houston, TX 77019

Lauren W. Jones                Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Ann Wohn                       Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

John D. Fleming                Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

Barbara J. Moore               Assistant Tax Officer
2727-A Allen Parkway
Houston, TX 77019

(c) Compensation From the Registrant.

NAME OF PRINCIPAL    NET UNDERWRITING     COMPENSATION ON EVENTS        BROKERAGE       OTHER
UNDERWRITER          DISCOUNTS AND        OCCASIONING THE DEDUCTION     COMMISSIONS     COMPENSATION
                     COMMISSIONS          OF A DEFERRED SALES LOAD

American General              0                        0                      0                  0
Equity Services
Corporation

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company's Administrative Office located at 3051 Hollis Drive Springfield, Illinois 62704.

ITEM 32. MANAGEMENT SERVICES.    Not applicable.

ITEM 33. FEE REPRESENTATION

American General Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by American General Life Insurance Company.

UNDERTAKINGS OF THE DEPOSITOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

As of December 29, 2006 at 4:00 p.m. Eastern time (the "Point of Termination"), the American Home Guarantee was terminated for prospectively issued Policies. The American Home Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The American Home Guarantee will continue to cover Policies with a date of issue earlier than the Point of Termination until all insurance obligations under such Policies are satisfied in full.

                               POWERS OF ATTORNEY

     Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Don W. Cummings and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American General Life Insurance Company Separate Account VUL-2, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 30th day of April, 2010.

                                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                                     SEPARATE ACCOUNT VUL-2
                                     (Registrant)

                                 BY: AMERICAN GENERAL LIFE INSURANCE COMPANY
                                     (On behalf of the Registrant and itself)

                                 BY: ROBERT F. HERBERT, JR.
                                     ----------------------
                                     ROBERT F. HERBERT, JR.
                                     SENIOR VICE PRESIDENT,
                                      TREASURER AND CONTROLLER

                                    AGL - 1

     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, on behalf of the Depositor and Registrant, in the capacities and on the dates indicated.

Signature                     Title                        Date
---------                     -----                        ----


JAY S. WINTROB                Director and Chairman        April 30, 2010
--------------                of the Board of Directors
JAY S. WINTROB


MARY JANE B. FORTIN           Director, President and      April 30, 2010
-------------------           Chief Executive Officer
MARY JANE B. FORTIN


DON W. CUMMINGS               Director, Senior             April 30, 2010
---------------               Vice President and
DON W. CUMMINGS               Chief Financial Officer


KYLE L. JENNINGS
----------------              Director                     April 30, 2010
KYLE L. JENNINGS


DAVID R. ARMSTRONG
------------------            Director                     April 30, 2010
DAVID R. ARMSTRONG


ROBERT M. BEUERLEIN
-------------------           Director                     April 30, 2010
ROBERT M. BEUERLEIN


JEFFREY H. CARLSON
------------------            Director                     April 30, 2010
JEFFREY H. CARLSON


DAVID W. O'LEARY
----------------              Director                     April 30, 2010
DAVID W. O'LEARY

                                    AGL - 2

                                                                      333-102299
                                                                       811-06366

                                   SIGNATURES

     American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 30th day of April, 2010.

                                            AMERICAN HOME ASSURANCE COMPANY


                                        BY: ROBERT S. SCHIMEK
                                            ------------------------------------
                                            ROBERT S. SCHIMEK
                                            CHIEF FINANCIAL OFFICER, SENIOR VICE
                                               PRESIDENT AND TREASURER

     This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                  Title                       Date
----------------------------------------   -------------------------   ---------------


*KRISTIAN PHILIP MOOR                      Director and Chairman       April 30, 2010
----------------------------------------
KRISTIAN PHILIP MOOR


*JOHN QUINLAN DOYLE                        Director, President and     April 30, 2010
----------------------------------------   Chief Executive Officer
JOHN QUINLAN DOYLE


*ROBERT S. SCHIMEK                         Director, Chief Financial   April 30, 2010
----------------------------------------   Officer, Senior Vice
ROBERT S. SCHIMEK                          President, and Treasurer


PETER J. EASTWOOD                          Director                    April 30, 2010
----------------------------------------
PETER J. EASTWOOD


*DAVID NEIL FIELDS                         Director                    April 30, 2010
----------------------------------------
DAVID NEIL FIELDS


*DAVID LAWRENCE HERZOG                     Director                    April 30, 2010
----------------------------------------
DAVID LAWRENCE HERZOG


----------------------------------------   Director                    April ___, 2010
LOUIS PHILIP IGLESIAS


*ROBERT EDWARD LEWIS                       Director                    April 30, 2010
----------------------------------------
ROBERT EDWARD LEWIS


MONIKA MARIA MACHON                        Director                    April 30, 2010
----------------------------------------
MONIKA MARIA MACHON


CHRISTOPHER LOUIS SPARRO                   Director                    April 30, 2010
----------------------------------------
CHRISTOPHER LOUIS SPARRO


*NICHOLAS SHAW TYLER                       Director                    April 30, 2010
----------------------------------------
NICHOLAS SHAW TYLER


*NICHOLAS CHARLES WALSH                    Director                    April 30, 2010
----------------------------------------
NICHOLAS CHARLES WALSH


*MARK TIMOTHY WILLIS                       Director                    April 30, 2010
----------------------------------------
MARK TIMOTHY WILLIS


* BY: ROBERT S. SCHIMEK
      ----------------------------------
      ROBERT S. SCHIMEK
      ATTORNEY-IN-FACT
      (Exhibit (r) to the Registration Statement)

                                 EXHIBIT INDEX

ITEM 26. EXHIBITS

   (n)(1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

                                      E-1